PRELIMINARY REVISED PROXY SOLICITING MATERIALS

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant:	☒
Filed by a Party other than the Registrant:	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

COASTAL BANCSHARES ACQUISITION CORP.

 (Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock of Intercontinental Bank Shares Corporation

(2)	Aggregate number of securities to which transaction applies: Acquisition of all of the outstanding shares of Common Stock of Intercontinental Bank Shares Corporation

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined): $16,825,125.00

(4)	Proposed maximum aggregate value of transaction: $16,825,125.00

(5)	Total fee paid: $3,365.03

☒	Fee paid previously by written preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Coastal Bancshares Acquisition Corp.

9821 Katy Freeway

Suite 500

Houston, Texas 77024

(713) 827-2104

To the Stockholders of Coastal Bancshares Acquisition Corp.:

You are cordially invited to attend a special meeting of the stockholders of Coastal Bancshares Acquisition Corp., relating to the proposed acquisition by Coastal Bancshares Acquisition Corp. of Intercontinental Bank Shares Corporation, which will be held at _________ on _____________, 2006, at _____________________________, _________________________________.

At this important meeting, you will be asked to consider and vote upon the following proposals:

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a proposal to adopt the Agreement and Plan of Merger dated as of April 5, 2006, as amended, between Coastal, Coastal Merger Corp., a wholly-owned subsidiary of Coastal, and Intercontinental, and the transactions contemplated by the merger agreement;

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a proposal to adopt the second amended and restated certificate of incorporation of Coastal Bancshares Acquisition Corp. to change the name of Coastal to ____________________ and to remove certain provisions related to a business combination that were put in place as a result of our being a Targeted Acquisition Corporation;

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a proposal to adopt the Coastal Bancshares 2006 Omnibus Stock Incentive Plan; and

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a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes at the time of the special meeting to approve the merger proposal, the amendment proposal or the stock incentive plan proposal.

The adoption of the merger proposal is not conditioned on the adoption of the amendment proposal, the stock incentive plan proposal or the adjournment proposal. However, the adoption of the amendment proposal and the stock incentive plan proposal is conditioned upon the adoption of the merger proposal.

Under the terms of the merger agreement, Coastal Merger Corp. will merge with and into Intercontinental and Intercontinental will be the surviving corporation and become a wholly-owned subsidiary of Coastal. As a result of the merger, all of the shares of common stock of Intercontinental will be converted into the right to receive an aggregate of approximately $16,825,125 in cash, subject to certain adjustments.

The affirmative vote of a majority of the outstanding shares of Coastal common stock on the record date is required to approve the merger proposal and the amendment proposal, and the affirmative vote of a majority of the shares of Coastal’s common stock present in person or represented by proxy at the special meeting is required to approve the stock incentive plan proposal and the adjournment proposal. Each Coastal stockholder that holds shares of common stock issued in Coastal’s initial public offering has the right to vote against the merger proposal and at the same time demand that Coastal convert such stockholder’s shares into cash equal to a pro rata portion of the trust account in which a substantial portion of the net proceeds of Coastal’s initial public offering, plus interest thereon, are deposited. These shares will be converted into cash only if the merger is completed. However, if the holders of 20% or more of the shares of common stock issued in Coastal’s initial public offering vote against the merger and demand conversion of their shares into a pro rata portion of the trust account, then Coastal will not be able to consummate the merger. Coastal’s initial stockholders, who presently own an aggregate of 1,000,000 shares of Coastal common stock, representing approximately 15.3% of the outstanding shares of Coastal common stock, which were purchased prior to the initial public offering, have agreed to vote their shares of Coastal common stock on the merger proposal in the same manner as how the majority of the shares of common stock held by all other Coastal stockholders are voted on the merger proposal.

Coastal’s shares of common stock, warrants and units are listed on the Over-the-Counter Bulletin Board under the symbols CBAS, CBASW and CBASU, respectively. Intercontinental’s securities are not listed or quoted on any national securities exchange, the Nasdaq Stock Market or the Over-the-Counter Bulletin Board. On July 31, 2006, the closing sale price of Coastal common stock, warrants and units, was $5.18 , $0.31 and $5.78 , respectively.

After careful consideration of the terms and conditions of the proposed merger agreement, the amendment proposal, the stock incentive plan proposal and the adjournment proposal, the board of directors of Coastal has determined that the merger agreement, the transactions contemplated thereby, the amendment proposal, the stock incentive plan proposal and the adjournment proposal are fair to and in the best interests of Coastal and its stockholders. The board of directors of Coastal unanimously recommends that you vote or give instruction to vote “FOR” the approval of the merger proposal, the amendment proposal, the stock incentive plan proposal and the adjournment proposal.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the merger agreement and the transactions contemplated thereby, the amendment proposal and the stock incentive plan proposal. Whether or not you plan to attend the special meeting, we urge you to read this material carefully.

I look forward to seeing you at the meeting.

Sincerely,
Cary M. Grossman
Chairman of the Board and Chief Executive Officer

Your vote is important. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the merger described in this proxy statement or determined whether this proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

See “Risk Factors” beginning on page 37 for a discussion of various factors that you should consider in connection with the merger.

This proxy statement is dated _____________, 2006 and is first being mailed to Coastal stockholders on or about ________________, 2006.

In connection with this solicitation, no person is authorized to give any information or to make any representations not contained in this proxy statement. If information is given or representations are made, you may not rely on that information or those representations as having been authorized by Coastal. This proxy statement is neither an offer to sell nor a solicitation of an offer to buy securities where an offer or solicitation would be unlawful. You may not assume from the delivery of this proxy statement that Coastal’s or Intercontinental’s affairs are unchanged since the date of this proxy statement or that the information contained in this proxy statement is correct as of any time after the date of this proxy statement.

This proxy statement incorporates important business and financial information about Coastal that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request. The request should be sent to:

Cary M. Grossman

Coastal Bancshares Acquisition Corp.

9821 Katy Freeway

Suite 500

Houston, Texas 77024

(713) 827-2104

To obtain timely delivery of requested materials, security holders must request the information no later than five days before the date they submit their proxies or attend the special meeting. The latest date to request the information to be received timely is ____________, 2006.

Coastal Bancshares Acquisition Corp.

9821 Katy Freeway

Suite 500

Houston, Texas 77024

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON _______________, 2006

TO THE STOCKHOLDERS OF COASTAL BANCSHARES ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders, including any adjournments or postponements thereof, of Coastal Bancshares Acquisition Corp., a Delaware corporation, will be held at ___________ on _____________, 2006, at _______________________________________________, for the following purposes:

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to consider and vote upon a proposal to adopt the Agreement and Plan of Merger dated as of April 5, 2006, as amended, between Coastal, Coastal Merger Corp., a wholly-owned subsidiary of Coastal, and Intercontinental Bank Shares Corporation, and the transactions contemplated by the merger agreement;

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to consider and vote upon a proposal to adopt the second amended and restated certificate of incorporation of Coastal to change the name of Coastal to ___________ and to remove the preamble and Sections A through E of Article Sixth of the certificate of incorporation and to redesignate Section F of Article Sixth as Article Sixth;

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to consider and vote upon a proposal to adopt the Coastal Bancshares 2006 Omnibus Stock Incentive Plan; and

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to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes at the time of the special meeting to approve the merger proposal, the amendment proposal or the stock incentive plan proposal.

The adoption of the merger proposal is not conditioned on the adoption of the amendment proposal, the stock incentive plan proposal or the adjournment proposal. However, the adoption of the amendment proposal and the stock incentive plan proposal is conditioned upon the adoption of the merger proposal.

The board of directors has fixed the close of business on ______________, 2006, as the date for which Coastal stockholders are entitled to receive notice of, and to vote at, the special meeting and any adjournments thereof. Only the holders of record of Coastal common stock as of the close of business on that date are entitled to have their votes counted at the special meeting and any adjournments or postponements of it.

Coastal will not transact any other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement of it by Coastal’s board of directors.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record of Coastal common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the merger proposal and the amendment proposal.

The board of directors of Coastal unanimously recommends that you vote “FOR” the approval of the merger proposal, the amendment proposal, the stock incentive plan proposal and the adjournment proposal.

By Order of the Board of Directors,
Cary M. Grossman
Chairman of the Board and Chief Executive Officer
_____________, 2006

TABLE OF CONTENTS

Page

Summary Term Sheet	1
Questions and Answers About the Merger	4
Summary	7
Selected Historical and Pro Forma Consolidated Financial Information	17
Selected Unaudited Pro Forma Consolidated Financial Information	19
Comparative Per Share Information	33
Per Share Market Price Information	36
Risk Factors	37
Risk Related to Intercontinental’s Business	37
Risks Related to the Merger	39
Risks Related to Our Industry	41
Forward-Looking Statements	42
The Special Meeting	43
The Merger Proposal	47
The Merger Agreement	63
The Amendment Proposal	72
Stock Incentive Plan Proposal	73
Information About Intercontinental	76
Intercontinental Bank Shares Corporation Selected Historical Consolidated Financial Information	85
Management’s Discussion and Analysis of Financial Condition and Results of Operations of Intercontinental	86
Results of Operations	88
Financial Condition	99
Quantitative and Qualitative Disclosure About Market Risk	112
Information About Coastal	114
Unaudited Pro Forma Consolidated Financial Statements	121
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	125
Unaudited Pro Forma Consolidated Financial Statements	129
Directors and Management of the Combined Company Following the Merger	137
Certain Relationships and Related Transactions	140
Beneficial Ownership of Securities	141
Price Range of Securities and Dividends	142
Description of Coastal Securities Following the Merger	142
Stockholder Proposals	146
Experts	147
Where You Can Find More Information	147
Index to Financial Statements	F-1
ANNEXES
A – Agreement and Plan of Merger, dated as of April 5, 2006, by and among Coastal Bancshares Acquisition Corp., Coastal Merger Corp. and Intercontinental Bank Shares Corporation
B – Form of Second Amended and Restated Certificate of Incorporation of Coastal Bancshares Acquisition Corp.
C – Coastal Bancshares Acquisition Corp. 2006 Omnibus Stock Incentive Plan
D – Samco Capital Markets Valuation Opinion Letter

As used in this proxy statement,

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“We,” “our,” and “us” refers to Coastal Bancshares Acquisition Corp. and “Coastal” refers to Coastal Bancshares Acquisition Corp.

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“Intercontinental” refers to Intercontinental Bank Shares Corporation, a Texas corporation.

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“The Delaware BHC” refers to Intercontinental Bank Shares Corporation of Delaware, a Delaware Corporation and bank holding company.

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“The Bank” refers to Intercontinental National Bank, a national bank chartered under the laws of the United States with its principal office in San Antonio, Texas.

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SUMMARY TERM SHEET

The following summary term sheet briefly describes the material terms of the proposed merger. While this summary term sheet describes the material terms that you should consider when evaluating the merger, the proxy statement contains a more detailed description of these terms. We encourage you to read the proxy statement and the documents to which we refer in this proxy statement before voting your shares of Coastal common stock. We have included section and page references to the proxy statement to direct you to a more complete description of the topics described in this summary.

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Coastal – Coastal Bancshares Acquisition Corp., or Coastal, is a “Targeted Acquisition Corporation,” or TAC, organized under the laws of Delaware on May 19, 2004, formed to serve as a vehicle for the acquisition of a target business in a specified industry. Specifically, Coastal is focused on the banking industry and intends to merge with or acquire an operating commercial bank or commercial bank holding company. If we do not consummate a business combination by August 18, 2006, or by February 18, 2007, if a letter of intent, agreement in principle or definitive agreement to complete a business combination was executed but not consummated by August 18, 2006, then, pursuant to our certificate of incorporation, our officers and directors must take all actions necessary to promptly dissolve and liquidate Coastal. The mailing address of our principal executive office is 9821 Katy Freeway, Suite 500, Houston, Texas, 77024 and our telephone number is (713) 827-2104. See, “Information about Coastal” on page 114.

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Coastal Merger Corp. – Coastal Merger Corp. is a wholly-owned subsidiary of Coastal formed solely for the purpose of the merger. Coastal Merger Corp.’s executive office is located at 9821 Katy Freeway, Suite 500, Houston, Texas, 77024 and its telephone number is (713) 827-2104. Coastal Merger Corp. will be merged with and into Intercontinental and the separate corporate existence of Coastal Merger Corp. will cease upon completion of the merger. Intercontinental will be a wholly-owned subsidiary of Coastal upon completion of the merger.

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Intercontinental – Intercontinental Bank Shares Corporation, or Intercontinental, owns 100% of Intercontinental Bank Shares Corporation of Delaware, a Delaware corporation, or the Delaware BHC, which, in turn, owns 100% of Intercontinental National Bank, or the Bank, a national bank chartered under the laws of the United States with its principal office in San Antonio, Texas. Intercontinental’s principal asset is its investment in the Delaware BHC. The Delaware BHC’s only significant asset is its investment in the Bank. The Bank was founded in San Antonio, Texas in 1964 and was acquired by its current shareholders’ in September 1999. See, “Information about Intercontinental” on page 76.

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The Merger – The merger agreement provides for the merger of Coastal Merger Corp. with and into Intercontinental. The merger agreement was executed on April 5, 2006. Following consummation of the merger, Intercontinental will continue as the surviving company and a wholly-owned subsidiary of Coastal and the separate corporate existence of Coastal Merger Corp. shall cease. The holders of Intercontinental common stock will receive an aggregate of approximately $16,825,125 in cash in exchange for their shares of common stock of Intercontinental, subject to certain adjustments. In addition, Intercontinental had approximately $3,874,875 in long term debt as of December 31, 2005. Coastal and Intercontinental plan to complete the merger promptly after the special meeting, provided certain conditions are met. The merger will become effective when the articles of merger are filed with the Texas Secretary of State or at such later time as is specified in the articles of merger. We have attached the merger agreement as Annex A to this document. The merger agreement is incorporated by reference into this proxy statement. We urge you to read the merger agreement in its entirety. It is the legal document that governs the merger. See, “The Merger Agreement” on page 63.

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Coastal’s Board of Directors’ Recommendations – After careful consideration, Coastal’s board of directors has determined unanimously that the merger proposal is fair to, and in the best interests of, Coastal and its stockholders. Coastal’s board has unanimously approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, and unanimously recommends that you vote or instruct your vote to be cast “FOR” the adoption of the merger agreement. See, “The Merger Proposal – Coastal’s Reasons for the Merger” on page 50.

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Special Meeting of Coastal’s Stockholders – The special meeting of the stockholders of Coastal will be held at __________________ on _____________, 2006, at ______________________________________, to vote on the merger proposal, the amendment proposal, the stock incentive plan proposal and the adjournment proposal. See, “The Special Meeting” on page 43.

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Voting Power; Record Date – You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of Coastal common stock at the close of business on ___________, 2006, which is the record date for the special meeting. You will have one vote for each share of Coastal common stock you owned at the close of business on the record date. At the close of business on _______________, 2006, there were ______________ shares of Coastal common stock outstanding and entitled to vote at the special meeting. See, “The Special Meeting – Record Date.”

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Vote Required to Adopt the Merger Proposal – The adoption of the merger agreement and the transactions contemplated by the merger agreement by our stockholders will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date. However, we will not be able to complete the merger if the holders of 20% or more of the shares of common stock issued in our initial public offering vote against the merger and demand that we convert their shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of our initial public offering are held. See, “The Special Meeting – Vote Required.”

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Conversion Rights – Pursuant to our amended and restated certificate of incorporation, a holder of shares of Coastal’s common stock issued in our initial public offering may, if the stockholder votes against the merger, demand that we convert such shares into cash. This demand must be made in writing to the Company or its proxy solicitor and must be received by the Company or its proxy solicitor prior to or at the special meeting. If so demanded, we will convert each share of common stock into a pro rata portion of the trust account in which a substantial portion of the net proceeds of our initial public offering are held, plus all interest earned thereon. If you exercise your conversion rights, then you will be exchanging your shares of Coastal common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the effective time of the merger and then tender your stock certificate to Coastal. If the merger is not completed, then these shares will not be converted into cash at this time. Shares that are not voted or are broker non-voted or where the stockholder abstains from voting shall not in any event be eligible to be converted into cash upon completion of the merger. The merger will not be consummated if the holders of 20% or more of the shares of common stock issued in Coastal’s initial public offering exercise their conversion rights. See, “The Special Meeting – Conversion Rights.”

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Voting – You may vote in person at the special meeting or vote by proxy using the enclosed proxy card or via the Internet or telephone. To vote in person, come to the special meeting, and you will be given a ballot when you arrive. To vote by proxy, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card before the special meeting, your shares will be voted as you direct. If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone or electronically through the Internet by following the instructions included with your proxy card. If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Standard Time, on ____________, 2006. Please also see the instructions included with the enclosed proxy card. Regardless of whether you return your proxy card, you may attend the special meeting and vote your shares in person. See, “The Special Meeting – Voting Your Shares.”

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Interests of Coastal’s Directors and Officers in the Merger – When you consider the recommendation of Coastal’s board of directors that you vote in favor of approval of the merger proposal, you should keep in mind that a number of Coastal’s executives and members of Coastal’s board have financial interests in the merger that are different from, or in addition to, your interests as a Coastal stockholder. See, “The Merger Proposal – Interests of Coastal Directors and Officers in the Merger.”

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Interests of Officers and Directors of Intercontinental Bank Shares in the Merger – You should understand that Steven J. Pritchard, the current chief executive officer of Intercontinental, and certain members of the board of directors of Intercontinental may have financial interests in the merger that are different from, or in addition to, your interest as a Coastal stockholder. See, “Interests of Intercontinental Directors and Officers in the Merger.”

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Conditions to the Completion of the Merger – Each of Coastal’s and Intercontinental’s obligation to effect the merger is subject to the satisfaction or waiver of specified conditions before completion of the merger. See, “The Merger Agreement – Conditions to the Completion of the Merger.”

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Termination – The merger agreement may be terminated at any time prior to the consummation of the merger, whether before or after receipt of the Coastal stockholder approval, by mutual written consent of Coastal and Intercontinental and pursuant to other specified conditions. See, “The Merger Agreement – Termination”.

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Officers and Directors After the Merger – Following the consummation of the merger, Cary M. Grossman, who is currently the chairman of the board and the chief executive officer of Coastal will remain as the chairman of the board and the chief executive officer; Richard E. Burciaga will become the president of Coastal and the president and chief executive officer of the Bank; and Steven J. Pritchard will become the president of the San Antonio Division of the Bank and executive vice president of the Bank. The directors of the combined company will be Messrs. Grossman, Burciaga, Fisher, Bedford, Beynon, Nabers, Pritchard and Sangalis. See, “Directors and Management of the Combined Company Following the Merger.”

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Material United States Federal Income Tax Consequences of the Merger – The merger of Coastal Merger Corp. with and into Intercontinental with Intercontinental surviving will be treated as a taxable sale of the Intercontinental common stock to Coastal for United States federal income tax purposes. A stockholder of Coastal who exercises conversion rights and effects a termination of the stockholder’s interest in Coastal will generally be required to recognize capital gain or loss upon the exchange of that stockholder’s shares of common stock of Coastal for cash, if such shares were held as a capital asset on the date of the merger. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares of Coastal common stock. No gain or loss will be recognized by non-converting stockholders of Coastal. No gain or loss will be recognized by Coastal or Intercontinental as a result of the merger. See, “The Merger – Material United States Federal Income Tax Consequences of the Merger.”

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Regulatory Matters – The merger and the transactions contemplated by the merger agreement are subject to approval of the Board of Governors of the Federal Reserve System and certain other governmental and regulatory approvals and filings necessary to effectuate the transactions contemplated by the merger proposal with the Secretary of State of the State of Delaware and the Secretary of State of the State of Texas. The merger and the transactions contemplated by the merger agreement are not subject to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act. See, “The Merger Proposal – Regulatory Matters.”

QUESTIONS AND ANSWERS ABOUT THE MERGER

The following questions and answers briefly address some commonly asked questions about the merger, the special meeting of the stockholders of Coastal and the effect of the merger on the holders of common stock of Coastal. These questions and answers may not include all of the information that is important to you. We urge you to read carefully this entire document, including the annexes and the other documents to which we have referred you.

Q. Why is Coastal proposing to acquire Intercontinental?

A. The Coastal board of directors believes that the proposed acquisition by Coastal of Intercontinental is in the best interests of Coastal and its stockholders for the following primary reasons:

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From its three existing branches in San Antonio and its ability to make loans in Mexico, Intercontinental provides a solid platform for growth in the rapidly growing central Texas market;

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San Antonio is a hub for international business with Mexico, where Intercontinental has been licensed to operate since 1984, facilitating cross-border business and financing the purchase of second homes in Mexico for U.S. citizens; San Antonio’s population grew 22.3% from 1990-2000 and is expected to grow by 15% from 2005 to 2040;

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San Antonio is in close proximity to Austin, Texas, and plans include growth of the existing business into Austin, Texas, another rapidly growing Texas market; Austin’s population increased by 42% from 1994-2004;

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the Bank’s size and Coastal’s cash available after the merger provides the opportunity to significantly increase the size of the operation through organic growth, branch expansion and/or possible acquisition of another bank; and

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the merger is non-dilutive to Coastal stockholders.

Given the above, Coastal believes that a business combination with Intercontinental will provide Coastal stockholders with an opportunity to participate in the growth of an attractive banking franchise and the resulting increase in stockholder value. See, “The Merger Proposal – Coastal’s Reasons for the Merger” on page 50.

Q. Why is Coastal proposing the stock incentive plan?

A. The Coastal board of directors believes that the stock incentive plan is beneficial for the combined company going forward following the merger.

Q. What is being voted on?

A. There are four proposals that you are being asked to vote on. The first proposal is to approve the merger agreement and the transactions contemplated by the merger agreement. We refer to this proposal as the merger proposal. The second proposal is to adopt the second amended and restated certificate of incorporation of Coastal to remove certain provisions related to a business combination that were put in place as a result of our being a Targeted Acquisition Corporation. We refer to this proposal as the amendment proposal. The third proposal is to adopt the Coastal Bancshares 2006 Omnibus Stock Incentive Plan. We refer to this proposal as the stock incentive plan proposal. The fourth proposal allows the adjournment of the special meeting to a later date if necessary to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the special meeting to approve the merger proposal, the amendment proposal or the stock incentive plan proposal. We refer to this proposal as the adjournment proposal.

Q. Does the Coastal board of directors recommend voting in favor of the merger proposal, the amendment proposal, the stock incentive plan proposal and the adjournment proposal?

A. Yes. After careful consideration, Coastal’s board of directors has determined unanimously that the merger proposal, the amendment proposal, the stock incentive plan proposal and the adjournment proposal are fair to, and in the best interests of, Coastal and its stockholders. Coastal’s board recommends that Coastal stockholders vote or instruct your vote to be cast “FOR” the adoption of the merger proposal, the amendment proposal, the stock incentive plan proposal and the adjournment proposal. See, “The Merger Proposal – Coastal’s Reasons for the Merger” on page 50.

Q. What will Coastal security holders receive in the merger?

A. Coastal security holders will continue to hold the Coastal securities they currently own.

Q. How much cash does Coastal hold in escrow?

A. As of July 31, 2006, Coastal had $30,020,695 in escrow, which would equate to $5.44 per share of outstanding Coastal common stock to participate in the funds held in escrow.

Q. What happens to the funds deposited in the trust account after consummation of the merger?

A. Upon consummation of the merger:

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the stockholders electing to exercise their conversion rights will receive their pro rata portion of the funds deposited in the trust account; and

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the remaining funds will be released to the company to be used to consummate the merger and to fund the expansion of the business, including, if appropriate, through strategic acquisitions, for working capital needs and for other general corporate purposes.

Q. What happens if the merger is not consummated?

A. If the merger is not consummated by February 18, 2007, we will be liquidated. Upon such a liquidation, the net proceeds of our initial public offering held in the trust account, plus any interest earned thereon, will be distributed pro rata to our common stockholders, excluding our initial stockholders who purchased their shares of common stock prior to our initial public offering.

Q. When do you expect the merger to be completed?

A. It is currently anticipated that the merger will be completed promptly following the special meeting on __________________, 2006.

Q. If I am not going to attend the special meeting in person, should I return my proxy card instead?

A. Yes. After carefully reading and considering the information contained in this document, please fill out and sign your proxy card. Then return the enclosed proxy card in the return envelope as soon as possible, so that your shares may be represented at the special meeting.

Q. What will happen if I abstain from voting or fail to vote?

A. Coastal will count a properly executed proxy marked ABSTAIN with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the merger proposal, the amendment proposal, the stock incentive proposal and the adjournment proposal. However, if you want to convert your shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Coastal’s initial public offering are held, you must vote against the merger and demand that we convert such shares into cash. This demand must be made in writing to the Company or its proxy solicitor and must be received by the Company or its proxy solicitor prior to or at the special meeting. An abstention will have the same effect as a vote against the stock incentive plan proposal and the amendment proposal, but a failure to vote will have no effect on the stock incentive plan proposal and the adjournment proposal, assuming that a quorum for the special meeting is present. Shares that are not voted or are broker non-voted or where the stockholder abstains from voting shall not be eligible to be converted into cash upon completion of the merger.

Q. What do I do if I want to change my vote prior to the special meeting?

A. Send a later-dated, signed proxy card to Coastal prior to the date of the special meeting or attend the special meeting in person and vote. Your attendance alone will not revoke your proxy. You also may revoke your proxy by sending a notice of revocation to Coastal at the address of Coastal’s corporate headquarters, on or before ____________, 2006.

Q. If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A. No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares, following the directions provided by your broker.

Q. Who is soliciting my proxy?

A. This proxy is being solicited by the Coastal board of directors.

Q. Who can help answer my questions?

A. If you have questions about the merger, you may write or call Coastal Bancshares Acquisition Corp., 9821 Katy Freeway, Suite 500, Houston, Texas 77024, (713) 827-2104, Attn: Cary M. Grossman. If you have questions about voting your shares, you may call Advantage Proxy, our proxy solicitor, at (206) 870-8565.

SUMMARY

This summary highlights information from this proxy statement and may not contain all of the information that is important to you. Accordingly, we encourage you to carefully read this entire document, including the Annexes. We encourage you to read the merger agreement, which is attached as Annex A, carefully. It is the legal document that governs the merger and the other transactions contemplated by the merger agreement. It is also described in detail elsewhere in this proxy statement. When we refer to the merger agreement in this proxy statement we are referring to the merger agreement as it may be amended to the date of the proxy statement.

The Companies

Coastal

Coastal Bancshares Acquisition Corp., or Coastal, is a “Targeted Acquisition Corporation,” or TAC, organized under the laws of Delaware on May 19, 2004, formed to serve as a vehicle for the acquisition of a target business in a specified industry. Specifically, Coastal is focused on the banking industry and intends to merge with or acquire an operating commercial bank or commercial bank holding company. On February 18, 2005, Coastal successfully consummated an initial public offering of its units, with each unit consisting of one share of common stock and two warrants exercisable for shares of common stock. The net proceeds, after deducting the underwriters discount and offering expenses, and including the sale of 720,000 units in the underwriters’ over-allotment option, were approximately $33,120,000. $28,483,200 of the net proceeds were placed in a trust fund and invested in United States government securities. The funds held in the trust account will not be released until the earlier of the date on which we consummate a business combination or liquidate our assets. As of July  31, 2006, we had $30,020,695 in escrow, which equates to $5.44 per share of outstanding Coastal common stock eligible to participate in the funds held in escrow. The balance of the net proceeds of approximately $1.4 million has been used and will be used by us to pay the expenses incurred in our pursuit of a business combination, including the merger. Other than our initial public offering and the pursuit of a business combination, we have not engaged in any business to date. If we do not consummate a business combination by February 18, 2007, then, pursuant to our certificate of incorporation, our officers and directors must take all actions necessary to promptly dissolve and liquidate Coastal. The mailing address of our principal executive office is 9821 Katy Freeway, Suite 500, Houston, Texas, 77024 and our telephone number is (713) 827-2104. See, “Information about Coastal” on page 114.

Coastal Merger Corp.

Coastal Merger Corp. is a wholly-owned subsidiary of Coastal formed solely for the purpose of the merger. Coastal Merger Corp.’s executive office is located at 9821 Katy Freeway, Suite 500, Houston, Texas, 77024 and its telephone number is (713) 827-2104. Coastal Merger Corp. will be merged with and into Intercontinental and the separate corporate existence of Coastal Merger Corp. will cease upon completion of the merger. Intercontinental will be a wholly-owned subsidiary of Coastal upon completion of the merger.

Intercontinental

Intercontinental Bank Shares Corporation, or Intercontinental, owns 100% of Intercontinental Bank Shares Corporation of Delaware, a Delaware corporation, or the Delaware BHC, which, in turn, owns 100% of Intercontinental National Bank, or the Bank, a national bank chartered under the laws of the United States with its principal office in San Antonio, Texas. Intercontinental’s principal asset is its investment in the Delaware BHC. The Delaware BHC’s only significant asset is its investment in the Bank. The Bank was founded in San Antonio, Texas in 1964 and was acquired by its current shareholders’ in September 1999.

Intercontinental operates in one business segment, as a commercial bank. Its business is conducted through the Bank’s three branches in San Antonio, Texas. In addition, the Bank is licensed to originate loans in Mexico. Intercontinental is one of only 14 banks chartered in the U.S., and one of only two U.S. chartered community banks, registered with the Mexican Ministry of Finance and Public Credit (Secretaria de Hacienda y Crédito Publico) to operate a Financial Intermediary Representation Office (Oficina de Representación de Intermediario Financiero) in Mexico. This registration allows the Bank to competitively originate loans to Mexican citizens and companies due to the lower tax withholding rate available to Mexican borrowers on the interest paid to a foreign registered bank. The Bank provides commercial and private banking services, including holding various types of interest bearing and non-interest bearing customer deposits and making commercial and consumer loans.

From 1999, when the Bank was acquired by its current owners, through December, 2003 the Bank grew from $58.6 million in assets to $104.5 million in assets, a compounded annual growth rate of approximately 15.6%. From fiscal year end 2003 through fiscal year end 2005, the Bank grew from $104.5 million in assets to $109.9 million in assets, or 2.4% per annum. Management of the Bank attributes the limited growth in recent years to capital constraints which limited its ability to attract and retain quality business development personnel and its ability to open or acquire additional branch locations in its market areas. See, “Information about Intercontinental” on page 76.

The Business Rationale for Acquiring Intercontinental

We believe the proposed acquisition by Coastal of Intercontinental is in the best interests of Coastal and our stockholders because we believe that the banking industry is a favorable industry in which to seek a merger or acquisition and an attractive operating environment for a target business. We believe that Intercontinental is an attractive target for us because it fits in with our strategic objectives, as set forth below:

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Acquire or merge with a commercial bank that is in the $100 to $500 million asset size range with the characteristics described below.

Intercontinental, with assets of $137.4 million at June 30, 2006, fits within our size objectives. We also believe that a smaller bank can grow at a more rapid rate, providing the opportunity to enhance return to stockholders.

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An attractive franchise with opportunities for geographic expansion and/or the addition of new products and services.

Intercontinental is located in San Antonio, Texas, one of the fastest growing cities in the Southwest. It has an unusual and attractive component, in that the Bank has authorization to do business in Mexico. We believe that the Bank has not fully capitalized on its potential in San Antonio or Mexico due to capital constraints. In addition, the Bank is ideally located to expand into Austin, Texas, another of the most attractive growth markets in the Southwest.

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An institution that is capital constrained and has limited access to alternative capital markets due to its size or other special considerations.

We believe that Intercontinental has had limited success in attracting, recruiting and retaining experienced business development officers or expanding its branch network due to its capital constraints. Intercontinental’s current owners chose not to raise additional outside capital for expansion. We believe that Intercontinental’s earnings have also been at less than industry optimal levels due to its limited size, its debt, and the size of its portfolio in certain low margin loan products.

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Avoiding premium valuations because the institution’s size is too small for larger acquirers, because it has a capital deficiency, or because it is in a geographic market not currently being sought by larger banks.

We believe we are acquiring Intercontinental at a reasonable value, based on its size and operating results. We have obtained an opinion of SAMCO Capital Markets which specializes in commercial bank investment banking, that placed an enterprise value of approximately $25.6 million on Intercontinental as of the date of the opinion, compared to our aggregate purchase price of approximately $21.5 million. We believe that the opportunities afforded by improving Intercontinental’s capital structure make the purchase price attractive.

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Using our capital and our capital structure to grow an existing banking institution, and ultimately, create an attractive acquisition target for a larger bank. Growth opportunities may include some or all of the following:

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Expanding the branch network of a banking institution.

We believe the Bank has branch expansion opportunities in its San Antonio market and we currently intend to also branch into Austin, Texas following the consummation of the merger. In addition, we believe that there are opportunities to expand the Bank’s business in Mexico.

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Utilizing our capital to grow the existing branch network internally or by acquisition.

Assuming none of our stockholders elect to convert their shares to cash, we expect to have more than $10 million of our cash after the merger to utilize for growth.

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Attracting personnel from other banks who can bring substantial business with them.

We believe our status as a public company, our resources and equity incentive plans, and our growth plans will allow us to attract quality business development officers.

The Merger

The merger agreement provides for the merger of Coastal Merger Corp. with and into Intercontinental. The merger agreement was executed on April 5, 2006. Following consummation of the merger, Intercontinental will continue as the surviving company and a wholly-owned subsidiary of Coastal and the separate corporate existence of Coastal Merger Corp. shall cease. The holders of Intercontinental common stock will receive an aggregate of approximately $16,825,125 in cash in exchange for their shares of common stock of Intercontinental, subject to the adjustments set out below. In addition, Intercontinental had approximately $3,874,875 in long term debt as of December 31, 2005. The aggregate cash consideration to be received by the holders of Intercontinental common stock will be adjusted as follows:

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it will be decreased by the amount by which Intercontinental’s shareholders’ equity at closing is less than $5.4 million; excluding, for purposes of this determination, costs related to the merger, compensation expense related to the exercise of options by Mr. Pritchard, and unrealized losses in the Bank’s portfolio of securities held for sale (the Bank had stockholder’s equity of approximately $9.0 million as of June 30, 2006);

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it will be increased by the amount of $2,500 per day for each day that the closing of the merger occurs after August 15, 2006 and until October 5, 2006 and $5,000 per day for each day that the closing of the merger occurs after October 6, 2006; and

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it will be increased by the aggregate amount of the regularly scheduled principal payments on Intercontinental’s long term debt subsequent to December 31, 2005.

Coastal and Intercontinental plan to complete the merger promptly after the special meeting, provided that:

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Coastal’s stockholders have adopted the merger agreement;

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holders of less than 20% of the shares of common stock issued in Coastal’s initial public offering vote against the merger proposal and demand conversion of their shares of common stock into cash; and

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the other conditions specified in the merger agreement have been satisfied or waived.

If the Coastal stockholder approval has not been obtained at that time or any other conditions have not been satisfied or waived, the merger will be completed promptly after the Coastal stockholder approval is obtained or the remaining conditions are satisfied or waived. The merger will become effective when the articles of merger are filed with the Texas Secretary of State or at such later time as is specified in the articles of merger.

We have attached the merger agreement as Annex A to this document. The merger agreement is incorporated by reference into this proxy statement. We urge you to read the merger agreement in its entirety. It is the legal document that governs the merger. See, “The Merger Agreement” on page 63.

Second Amended and Restated Certificate of Incorporation

Coastal is proposing to amend and restate its certificate of incorporation to remove certain provisions related to a business combination that were put in place as a result of our being a Targeted Acquisition Corporation. The Second Amended and Restated Certificate of Incorporation is included as Annex B to this document. We encourage you to read the Second Amended and Restated Certificate of Incorporation in its entirety. See, “The Amendment Proposal.”

Coastal Bancshares 2006 Omnibus Stock Incentive Plan

Coastal is proposing to adopt the Coastal Bancshares 2006 Omnibus Stock Incentive Plan. The stock incentive plan reserves 850,000 shares of common stock for issuance in accordance with the plan’s terms. The plan is designed to provide us with the flexibility to grant incentive stock options, non-qualified stock options, restricted stock or stock appreciation rights to our directors, executive officers and other individuals employed by or performing services for us. The purpose of the plan is to encourage employees and others providing services to the bank or any affiliate, if any, to increase their efforts to make us more successful, to provide an additional inducement for such individuals by providing the opportunity to acquire shares of common stock on favorable terms and to provide a means through which we may attract, encourage and maintain qualified employees.

The stock incentive plan is included as Annex C to this document. We encourage you to read the stock incentive plan in its entirety. See, “The Stock Incentive Plan Proposal” on page 73.

Adjournment Proposal

In the event there are not sufficient votes at the time of the special meeting to approve the merger proposal, the amendment proposal or the stock incentive plan proposal, the board of directors may submit a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies.

Coastal’s Board of Directors’ Recommendations

After careful consideration, Coastal’s board of directors has determined unanimously that the merger proposal, the amendment proposal, the stock incentive plan proposal and the adjournment proposal are fair to, and in the best interests of, Coastal and its stockholders. Coastal’s board has unanimously approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, the amendment proposal, the stock incentive plan proposal and the adjournment proposal and unanimously recommends that you vote or instruct your vote to be cast “FOR” the adoption of the merger agreement, the amendment proposal, the stock incentive plan proposal and the adjournment proposal. See, “The Merger Proposal – Coastal’s Reasons for the Merger” on page 50.

Special Meeting of Coastal’s Stockholders

The special meeting of the stockholders of Coastal will be held at __________________ on _____________, 2006, at __________________________________________, to vote on the merger proposal, the amendment proposal, the stock incentive plan proposal and the adjournment proposal. See, “The Special Meeting” on page 43.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of Coastal common stock at the close of business on ___________, 2006, which is the record date for the special meeting. You will have one vote for each share of Coastal common stock you owned at the close of business on the record date. At the close of business on _______________, 2006, there were ______________ shares of Coastal common stock outstanding and entitled to vote at the special meeting.

Vote Required to Adopt the Merger Proposal

The adoption of the merger agreement and the transactions contemplated by the merger agreement by our stockholders will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock at the close of business on the record date. However, we will not be able to complete the merger if the holders of 20% or more of the shares of common stock issued in our initial public offering vote against the merger and demand that we convert their shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of our initial public offering are held.

Vote Required to Adopt the Amendment Proposal

The adoption of the amendment proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date.

Vote Required to Adopt the Stock Incentive Plan Proposal

The adoption of the stock incentive plan proposal will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the special meeting.

Vote Required to Adopt the Adjournment Proposal

The adoption of the adjournment proposal will require the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the special meeting.

Conditions to Adoptions

The adoption of the merger proposal is conditioned on the adoption of the amendment proposal and the adoption of the amendment proposal is conditioned on the adoption of the merger proposal. The adoption of neither the merger proposal nor the amendment proposal is conditioned on the adoption of the stock incentive plan proposal or the adjournment proposal. The adoption of the stock incentive plan proposal, however, is conditioned upon the adoption of the merger proposal and the amendment proposal.

Conversion Rights

Pursuant to our amended and restated certificate of incorporation, a holder of shares of Coastal’s common stock issued in our initial public offering may, if the stockholder votes against the merger, demand that we convert such shares into cash. This demand must be made in writing to the Company or the proxy solicitor and must be received by the Company or its proxy solicitor prior to or at the special meeting. If so demanded, we will convert each share of common stock into a pro rata portion of the trust account in which a substantial portion of the net proceeds of our initial public offering are held, plus all interest earned thereon. If you exercise your conversion rights you will be exchanging your shares of Coastal common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the effective time of the merger and then tender your stock certificate to Coastal. If the merger is not completed, then these shares will not be converted into cash at this time. Shares that are not voted or are broker non-voted or where the stockholder abstains from voting shall not in any event be eligible to be converted into cash upon completion of the merger.

Appraisal or Dissenters Rights

No appraisal rights or dissenters rights are available under the Delaware General Corporation Law for the stockholders of Coastal in connection with the merger proposal.

Voting

You may vote in person at the special meeting or vote by proxy using the enclosed proxy card or via the Internet or telephone.

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To vote in person, come to the special meeting, and you will be given a ballot when you arrive.

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To vote by proxy, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card before the special meeting, your shares will be voted as you direct.

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If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone or electronically through the Internet by following the instructions included with your proxy card. If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Standard Time, on ____________, 2006.

Please also see the instructions included with the enclosed proxy card. Regardless of whether you return your proxy card, you may attend the special meeting and vote your shares in person.

Stock Ownership

On the record date, directors and executive officers of Coastal and their affiliates beneficially owned and were entitled to vote approximately 1,000,000 shares of Coastal’s common stock, which were purchased prior to Coastal’s initial public offering, that have a market value of approximately $5,200,000 based on Coastal’s common stock price of $5.20 per share as of July 31, 2006. The total of these shares represented approximately 15.3% of Coastal’s issued and outstanding common stock as of the record date. In connection with our initial public offering, the holders of these shares entered into letter agreements with us, pursuant to which each agreed to vote their shares of Coastal common stock on the merger proposal in the same manner as how a majority of the shares of common stock held by all other Coastal stockholders are voted on the merger proposal. Based solely upon information contained in public filings, as of July 31, 2006, the following stockholders beneficially owned greater than five percent of Coastal’s issued and outstanding common stock:

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Sapling, LLC beneficially owned 356,263 shares of Coastal’s common stock, representing approximately 5.5% of Coastal’s common stock on the record date.

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Amaranth, LLC beneficially owned 640,000 shares of Coastal’s common stock, representing approximately 9.8% of Coastal’s common stock on the record date.

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Mr. Cary M. Grossman and his affiliate beneficially owned 582,500 shares of Coastal’s common stock, representing approximately 8.9% of Coastal’s common stock on the record date.

Interests of Coastal’s Directors and Officers in the Merger

When you consider the recommendation of Coastal’s board of directors that you vote in favor of approval of the merger proposal, you should keep in mind that a number of Coastal’s executives and members of Coastal’s board have financial interests in the merger that are different from, or in addition to, your interests as a Coastal stockholder. These interests include, among other things:

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if the merger is not approved and Coastal fails to consummate an alternative transaction within the time allotted pursuant to our certificate of incorporation and Coastal is therefore required to liquidate, the shares of common stock purchased prior to our initial public offering and held by Coastal’s executives and directors may be worthless because Coastal’s executives and directors are not entitled to receive any of the net proceeds of Coastal’s initial public offering that may be distributed upon liquidation of Coastal with respect to these shares. In addition, any warrants held by such persons will expire without value in the event of a liquidation;

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if Coastal liquidates prior to the consummation of a business combination, Cary M. Grossman, chairman of the board and chief executive officer, and W. Donald Brunson, president, will be personally liable under certain circumstances to ensure that the proceeds in the trust fund are not reduced by the claims of various vendors or other entities that are owed money by Coastal for services rendered or products sold to Coastal;

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after the merger, Cary M. Grossman will remain as the chairman of the board of directors and chief executive officer of the combined company pursuant to an employment agreement, Lawrence Fisher and Jeffrey Sangalis will remain as directors of the combined company and W. Donald Brunson will serve as a director of the Bank; and

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Coastal Acquisition, LLC, an affiliate of Messrs. Grossman, Brunson and Sangalis, has loaned Coastal $50,000 for operating expenses. The loan bears interest at the rate of 12% and matures on the earlier of the closing of the merger or October 27, 2006. Coastal Acquisition, LLC has waived any claims it has against the trust fund with respect to the loan. If the merger is not completed and Coastal is forced to liquidate the loan will remain as an unsecured claim against Coastal.

Interests of Intercontinental’s Officers and Directors in the Merger

You should understand that Steven J. Pritchard, the current chief executive officer of Intercontinental, and certain members of the board of directors of Intercontinental may have financial interests in the merger that are different from, or in addition to, your interests as a Coastal stockholder.

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Purchase of Real Estate. In conjunction with the merger, the Bank will purchase certain assets and real property from Pritchard Premises Company, LLC, a limited liability company of which the Bank’s president, Steven J. Pritchard, is the sole owner. It is anticipated that the Bank will pay approximately $750,000 for the real property and approximately $50,000 for the other personal property leased to the Bank by Pritchard Premises LLC. See, “The Merger Agreement – Asset Purchase Agreement.”

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Support and Release Agreement. Intercontinental, Coastal, and the shareholders of Intercontinental have entered into a support and release agreement, pursuant to which each shareholder agrees (i) to use his reasonable efforts to refrain from harming the goodwill of Coastal, Intercontinental and the Bank, (ii) to certain nonsolicitation and noncompetition provisions, for a period of three years after the merger, and (iii)

to make a good faith effort to maintain any existing banking and deposit relationship or relationships with the Bank in a manner consistent with how such relationships have been historically maintained for a period of two (2) years after the merger. See, “The Merger Agreement – Support and Release Agreement” on page 70.

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Employment Agreements. As a condition to the merger, Steven J. Pritchard entered into an employment agreement with Intercontinental and the Bank to serve as the president of the San Antonio division of the Bank and the executive vice president of the Bank upon consummation of the merger. In addition, as a condition of the merger, Brent Byers, who currently serves as the senior vice president and chief operations officer for the Bank, has entered into an employment agreement with Intercontinental and the Bank that will become effective upon consummation of the merger to continue to serve in his current capacity for the Bank. See, “The Merger Agreement – Employment Agreements” on page 69.

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Restricted Stock Agreement. In connection with his employment agreement, Steven J. Pritchard and Coastal will enter into a restricted stock agreement to grant to Mr. Pritchard 25,000 shares of Coastal’s common stock upon consummation of the merger. The shares are subject to transfer restrictions and vesting provisions. See, “The Merger Agreement – Employment Agreements” on page 69.

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Stock Purchase. In a separate transaction, Steven J. Pritchard will purchase from Coastal 74,705 shares of common stock of Coastal in conjunction with the closing of the merger for a purchase price of $6.75 per share. Coastal may allow Mr. Pritchard to fulfill the obligation by purchasing such shares in the open market, either before or after the consummation of the merger. Such purchases may occur at prices less than $6.75 per shares. See, “The Merger Agreement – Subscription Agreement” on page 69.

Conditions to the Completion of the Merger

Each of Coastal’s and Intercontinental’s obligation to effect the merger is subject to the satisfaction or waiver of specified conditions before completion of the merger, including the following:

Conditions to Coastal’s and Intercontinental’s Obligation

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the receipt of the Coastal stockholder approval;

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the receipt of the Intercontinental stockholder approval;

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the absence of any order or injunction preventing consummation of the merger;

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the absence of any suit or proceeding by any governmental entity or any other person challenging the merger or seeking to obtain from Coastal or Intercontinental any damages;

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Coastal, Intercontinental and Pritchard Premises Company, LLC, shall have entered into an Asset Purchase Agreement in the form attached to the merger agreement;

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at the special meeting, holders of less than 20% of the shares of common stock issued in Coastal’s initial public offering will have voted against the adoption of the merger proposal and demanded that Coastal convert their shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Coastal’s initial public offering are held; and

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at the time of consummation of the merger, the board of directors of Coastal must determine that the fair market value of Intercontinental is at least 80% of the net assets of Coastal.

Conditions to Coastal’s Obligation

The obligation of Coastal to effect the merger is further subject to the following conditions:

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Intercontinental’s representations and warranties in the merger agreement that are qualified as to materiality must be true and correct and those not qualified as to materiality must be true and correct in all material respects, as of the date of completion of the merger, except for representations and warranties in the merger agreement that address matters as of another date, which must be true and correct as of that other date, and Coastal must have received a certificate from the president of Intercontinental to that effect;

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Intercontinental must have performed in all material respects all obligations required to be performed by it under the merger agreement and Coastal must have received a certificate from the president of Intercontinental to that effect;

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there must not have occurred since the date of the merger agreement any material adverse change on Intercontinental;

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Coastal shall have obtained the approval of the Board of Governors of the Federal Reserve System and the additional regulatory approvals set forth in the merger agreement;

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Steven J. Pritchard shall have entered into an employment agreement in the form attached to the merger agreement;

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Brent Byers shall have entered into an employment agreement in the form attached to the merger agreement;

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counsel for Intercontinental shall have delivered a legal opinion substantially in the form attached to the merger agreement, which generally opines as to the organization, existence and good standing of Intercontinental, the Delaware BHC and the Bank, the necessary approvals of the merger agreement by Intercontinental, the lack of certain conflicts arising from the merger agreement and the capitalization of Intercontinental, the Delaware BHC and the Bank; and

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Intercontinental shall have obtained the consents of one lender and one service provider prior to the merger.

Conditions to Intercontinental’s Obligation

The obligation of Intercontinental Bank Shares to effect the merger is further subject to the following conditions:

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Coastal’s representations and warranties in the merger agreement that are qualified as to materiality must be true and correct and those not qualified as to materiality must be true and correct in all material respects, as of the date of completion of the merger, except for representations and warranties that address matters as of another date, which must be true and correct as of that date, and Intercontinental must have received a certificate from the chief executive officer of Coastal to that effect; and

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Coastal must have performed in all material respects all obligations required to be performed by it under the merger agreement and Intercontinental must have received a certificate from the chief executive officer of Coastal to that effect.

If permitted under applicable law, either Intercontinental or Coastal may waive conditions for the benefit of itself and its stockholders and complete the merger even though one or more of these conditions have not been met. We cannot assure you that all of the conditions will be satisfied or waived or that the merger will occur.

Acquisition Proposal

The merger agreement contains detailed provisions prohibiting Intercontinental from seeking an alternative acquisition proposal. The no solicitation covenant of Intercontinental generally prohibits Intercontinental, as well as its officers, directors, employees, financial advisors, representatives or agents, from taking any action to solicit an alternative acquisition proposal as described on pages 32-33 of the merger agreement.

Termination

The merger agreement may be terminated at any time prior to the consummation of the merger, whether before or after receipt of the Coastal stockholder approval, by mutual written consent of Coastal and Intercontinental.

Termination by Either Intercontinental or Coastal

Either Intercontinental or Coastal may terminate the merger agreement if:

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the merger is not consummated on or before October 27, 2006;

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if any of the transactions contemplated by the merger agreement are disapproved by any governmental entity whose approval is required to consummate the transactions or any governmental entity issues an order, decree or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the merger and such order, decree, ruling or other action will have become final and nonappealable; or

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at the special meeting, the Coastal stockholder approval is not obtained or the holders of 20% or more of the shares of common stock issued in Coastal’s initial public offering have voted against the merger and demanded that Coastal convert their shares into cash pursuant to the terms of Coastal’s certificate of incorporation.

Termination by Coastal

Coastal may terminate the merger agreement if:

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Coastal determines that any necessary regulatory approval will not be obtained;

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any material adverse change has occurred on Intercontinental since the date of the merger agreement;

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Intercontinental fails to comply with any of its covenants or agreements and such failure to comply cannot be or has not been cured within 30 days after written notice from Coastal; or

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Intercontinental seeks an alternative acquisition proposal prohibited in the merger agreement.

Termination by Intercontinental

Intercontinental may terminate the merger agreement if:

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Coastal fails to comply in any material respect with any of its covenants or agreements contained in the merger agreement and such failure to comply cannot be or has not been cured within 30 days after written notice from Intercontinental.

Termination Fee; Expenses

Under certain conditions Intercontinental and Coastal have agreed to pay a termination fee of $200,000 plus legal fees and certain additional amounts, if the merger agreement is terminated in the circumstances described under the “The Merger Agreement – Termination Fee and Expenses” on page 71.

Officers and Directors After the Merger

Following the consummation of the merger, Cary M. Grossman, who is currently the chairman of the board and the chief executive officer of Coastal will remain as the chairman of the board and the chief executive officer; Richard E. Burciaga will become the president of the combined company and the president and chief executive officer of the Bank; and Steven J. Pritchard will become the president of the San Antonio Division of the Bank and executive vice president of the Bank. The directors of the combined company will be Messrs. Grossman, Burciaga, Fisher, Bedford, Beynon, Nabers, Pritchard and Sangalis. See, “Directors and Management of the Combined Following the Merger” on page 137.

Material United States Federal Income Tax Consequences of the Merger

The merger of Coastal Merger Corp. with and into Intercontinental with Intercontinental surviving will be treated as a taxable sale of the Intercontinental common stock to Coastal for United States federal income tax purposes.

A stockholder of Coastal who exercises conversion rights and effects a termination of the stockholder’s interest in Coastal will generally be required to recognize capital gain or loss upon the exchange of that stockholder’s shares of common stock of Coastal for cash, if such shares were held as a capital asset on the date of the merger. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares of Coastal common stock. No gain or loss will be recognized by non-converting stockholders of Coastal. No gain or loss will be recognized by Coastal or Intercontinental as a result of the merger. See, “The Merger – Material United States Federal Income Tax Consequences of the Merger” on page 61.

Accounting Treatment

The merger is structured as a taxable reverse subsidiary merger, treated as a taxable stock purchase for federal income tax purposes, wherein Coastal Merger Corp. will merge with and into Intercontinental with Intercontinental surviving. Intercontinental’s stockholders’ will receive cash in exchange for 100% of the outstanding capital stock of Intercontinental. Coastal will be treated as the accounting acquirer and will account for the merger under the purchase method of accounting. Accordingly, for accounting purposes, the merger will treated as the equivalent of an all cash acquisition of Intercontinental by Coastal. As such, the consolidated financial statements of Coastal will reflect the assets and liabilities of Intercontinental at their fair value on the date of the merger. The excess of the merger consideration over the fair value of the net assets of Intercontinental will be recorded as goodwill, and the equity accounts of Intercontinental will be eliminated in consolidation.

Regulatory Matters

The merger and the transactions contemplated by the merger agreement are subject to approval of the Board of Governors of the Federal Reserve System and certain other governmental and regulatory approvals and filings necessary to effectuate the transactions contemplated by the merger proposal with the Secretary of State of the State of Delaware and the Secretary of State of the State of Texas. The merger and the transactions contemplated by the merger agreement are not subject to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act.

Governmental and Regulatory Approvals

Completion of the merger is subject to prior receipt of all required approvals and consents by all applicable federal and state regulatory authorities. Coastal and Intercontinental have agreed to cooperate and use all reasonable best efforts to obtain all permits, consents, approvals and authorizations from any governmental or regulatory authority necessary to consummate the transactions contemplated by the agreement and plan of merger as promptly as practicable.

The approval of the Federal Reserve under the Bank Holding Company Act is generally required for the indirect acquisition of a bank under Section 3 of the Bank Holding Company Act. Section 3 requires the Federal Reserve, when considering a transaction such as this one, to take into consideration the financial and managerial resources of the companies and the banks concerned, including the competence, experience and integrity of its officers, directors and principal shareholders, the future prospects of the companies and banks concerned, their compliance with laws intended to detect and combat money laundering, and the effect of the transaction on the convenience and needs of the communities to be served. In considering financial resources and future prospects, the Federal Reserve will, among other things, evaluate the adequacy of the capital levels of the parties to a proposed transaction and of the resulting institutions. The Federal Reserve, in turn, is required to provide notice to the Office of the Comptroller of the Currency, the regulator of Intercontinental’s sole bank subsidiary, the Bank.

The Bank Holding Company Act prohibits the Federal Reserve from approving a merger if it would result in a monopoly or be in furtherance of any combination or conspiracy to monopolize or to attempt to monopolize the business of banking in any part of the United States or its effect in any section of the country would be substantially to lessen competition or to tend to create a monopoly, or if it would in any other respect result in a restraint of trade, unless the Federal Reserve finds that the anti-competitive effects of the merger are clearly outweighed by the probable effect of the transaction in meeting the convenience and needs of the communities to be served.

In addition, under the Community Reinvestment Act, the Federal Reserve must take into account the record of performance of the depository institution subsidiaries of Coastal and Intercontinental in meeting the credit needs of the communities served by such institutions, including low- and moderate-income neighborhoods.

The merger may not be completed until the 30th day, or with the consent of the relevant agencies, the 15th day, after the date of the Federal Reserve approval, during which period the United States Department of Justice may comment adversely on the merger or challenge the merger on antitrust grounds. The commencement of an antitrust action would stay the effectiveness of the Federal Reserve approval unless a court specifically orders otherwise.

On June 8, 2006, Coastal received Federal Reserve approval to become a bank holding company. That approval is valid for three months. If the acquisition of Intercontinental cannot be consummated prior to September 8, 2006, then Coastal will need to request an extension of its approval from the Federal Reserve. There is no guarantee that the Federal Reserve would be willing to grant such an extension.

SELECTED HISTORICAL AND PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

We are providing the following financial information to assist you in your analysis of the financial aspects of the merger. We derived the 2003-2005 Intercontinental historical information from the audited consolidated financial statements of Intercontinental as of and for each of the years ended December 31, 2003, 2004 and 2005. We derived the 2001-2002 Intercontinental historical financial information from its unaudited consolidated financial statements as of and for each of the years ended December 31, 2001 and 2002. We derived the Coastal historical information from the audited financial statements of Coastal as of December 31, 2004 and 2005, and for the period since inception (May 19, 2004) to December 31, 2004 and 2005 and for the year ended December 31, 2005. The financial information as of June 30, 2006 and for the six months ended June 30, 2005 and 2006 for Intercontinental and Coastal was derived from ours and their respective unaudited financial statements. The information is only a summary and should be read in conjunction with each company’s historical consolidated financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this document are not indicative of the future performance of Intercontinental, Coastal or the Bank.

Coastal Selected Historical Financial Data

	December 31,
	2004	2005 (Restated)	June 30, 2006

Balance Sheet Data:
Cash and cash equivalents	$21,711	$925,643	$100,236
Cash held in trust account	—	29,269,727	29,908,477
Warrant liability	—	4,747,200	3,532,800
Working capital (deficiency)	(40,986)	25,249,250	26,119,674
Total assets	85,243	30,215,000	30,648,837
Common stock subject to possible redemption	—	5,851,018	5,978,704
Stockholders’ equity	22,546	19,398,232	20,765,554

	Year Ended December 31, 2005 (Restated)	Period from May 19, 2004 (Inception) through December 31,		Six Months Ended June 30,
		2004	2005 (Restated)	2005 (Restated)	2006

Statement of Operations Data:
Formation and operating costs	$507,960	$2,454	$510,414	$203,801	$293,675
Operating income (loss)	(507,960)	(2,454)	(510,414)	(203,801)	(293,675)
Interest income	805,425	—	805,425	297,836	645,458
Warrant liability income (expense)	2,428,800	—	2,428,800	1,876,800	1,214,400
Pre-tax income (loss)	2,726,265	(2,454)	2,723,811	1,970,835	1,566,183
Provision for income taxes	123,000	—	123,000	43,385	143,103
Net income (loss)	$2,603,265	$(2,454)	$2,600,811	$1,927,450	$1,423,080
Weighted average shares outstanding:
Basic	5,794,082	650,442	4,680,000	5,056,133	6,520,000
Diluted	15,382,247	650,442	11,671,263	13,168,398	17,560,000
Earnings (loss) per share:
Basic	$0.45	$—	$0.56	$0.38	$0.22
Diluted	$0.01	$—	$0.01	$—	$0.01

Intercontinental Selected Historical Financial Data

	Year Ended December 31,					Six Months Ended June 30,
	2001 (unaudited)	2002 (unaudited)	2003	2004	2005	2005 (unaudited)	2006 (unaudited)
	(Dollars in thousands except per share information)

Selected Statement of Operations Data:
Total interest income	$5,142	$5,355	$4,878	$5,177	$5,948	$2,959	$3,455
Total interest expense	2,581	2,456	1,749	1,944	2,614	1,258	1,738
Net interest income	2,561	2,899	3,129	3,233	3,334	1,701	1,717
Provision for possible credit losses	76	46	19	0	0	0	0
Net interest income after provision for possible credit losses	2,485	2,853	3,110	3,233	3,334	1,701	1,717
Noninterest income	684	677	716	732	762	342	307
Noninterest expense	2,735	2,946	3,344	3,610	3,349	1,642	1,709
Income before income taxes	434	584	482	355	747	401	315
Income tax expense	91	86	133	118	185	60	60
Net income	$343	$498	349	$237	$562	$341	$255
Earnings per share data:
Basic	$0.45	$0.66	$0.46	$0.32	$0.79	$0.49	$0.37
Diluted	$0.43	$0.63	$0.44	$0.30	$0.76	$0.47	$0.35
Weighted average shares outstanding
Basic	758,135	758,135	750,002	743,440	708,440	697,502	697,502
Diluted	792,595	792,595	797,896	799,737	741,004	730,066	730,066

	Year Ended December 31,					June 30, 2006 (unaudited)
	2001 (unaudited)	2002 (unaudited)	2003	2004	2005
	(Dollars in thousands except per share information)

Selected Balance Sheet Data:
Cash and cash equivalents	$8,633	$7,492	$14,773	$17,685	$3,308	$33,422
Total loans, net	53,719	68,386	73,529	75,428	73,537	71,393
Total assets	75,929	88,973	104,677	116,853	109,795	137,376
Total deposits	69,048	78,672	91,419	103,802	97,787	125,481
Junior subordinated debentures	0	0	3,093	3,093	3,093	3,093
Total shareholders’ equity	4,813	5,402	5,648	5,380	5,184	5,253
Tangible book value per share	$5.70	$6.30	$6.82	$6.69	$6.66	$6.76

SELECTED UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The merger will be accounted for using the purchase method of accounting. For a more detailed description of purchase accounting, see “The Merger – Anticipated Accounting Treatment” on page 61.

We have presented below selected unaudited pro forma consolidated financial information that reflects the purchase method of accounting and is intended to provide you with a better picture of what our business might have looked like had Intercontinental and Coastal actually been combined. The actual consolidated financial condition and results of operations may have been different had the companies actually been combined. The selected unaudited pro forma consolidated financial information does not reflect the effect of asset dispositions, if any, or changes in operating expenses that may result from the merger. You should not rely on the selected unaudited pro forma consolidated financial information as being indicative of the historical results that would have occurred had the companies been combined or the future results that may be achieved after the merger. The following selected unaudited pro forma consolidated financial information has been derived from, and should be read in conjunction with, the unaudited pro forma consolidated financial statements and related notes thereto included elsewhere in this document.

The selected unaudited pro forma consolidated financial data is based on estimates and assumptions that are preliminary. The data is presented for informational purposes only and is not intended to represent or be indicative of the consolidated results of operations or financial condition of Intercontinental that would have been reported had the proposed merger been completed as of the date presented, and should not be taken as representative of future consolidated results of operations or financial condition of Intercontinental.

Pro Forma Statement of Financial Condition as of December 31, 2005:

The following unaudited pro forma consolidated statement of financial condition of Coastal as of December 31, 2005 assumes maximum stockholder approval-that none of Coastal’s stockholders’ exercise their right to convert their shares of common stock into cash. If the minimum number of stockholders’ vote to approve the merger; that is 80.1% of Coastal stockholders’ approve the transaction and 19.9% exercise their right to convert their shares of common stock into cash, then the pro forma number of shares outstanding would be 5,712,850, and securities available for sale and stockholders’ equity would each be reduced by the $5,851,018 that is reflected as mezzanine financing on Coastal’s Statement of Condition.

COASTAL BANCSHARES ACQUISITION CORP.

PRO FORMA CONSOLIDATED STATEMENT OF CONDITION – ASSUMING NO CONVERSIONS

AS OF DECEMBER 31, 2005

	Coastal Bancshares Acquisition Corp.	Intercontinental Bank Shares Corporation	Proforma Adjustments		Pro forma Unaudited Consolidated Statement of Condition

ASSETS
Cash and non-interest bearing due from banks	$18,246	$2,308,278	$1,502,375	(d)	$3,828,899
Federal funds sold	—	1,000,000	—		1,000,000
Total cash and cash equivalents	18,246	3,308,278	1,502,375		4,828,899
Securities available for sale	29,269,727	27,541,730	$(18,605,875)	(f)	38,205,582
Interest-bearing deposits in financial institutions	907,397	585,535	—		1,492,932
Loans, net of unearned fees	—	73,912,509	—		73,912,509
Less allowance for possible credit losses	—	(375,410)	—		(375,410)
Loans, net	—	73,537,099	—		73,537,099
Bank premises and equipment, net	—	2,585,095	800,000	(g)	3,385,095
Accrued interest receivable	—	832,798	—		832,798
Federal Home Loan Bank stock	—	314,500	—		314,500
Federal Reserve Bank stock	—	258,300	—		258,300
Goodwill	—	537,279	10,973,130	(h)	11,510,409
Core deposit intangible	—	—	980,000	(h)	980,000
Other assets	19,630	294,012	—		313,642
	$30,215,000	$109,794,626	$(4,350,370)		$135,659,256

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Deposits:
Noninterest-bearing	$—	$24,287,432	$—		$24,287,432
Interest-bearing	—	73,499,845	—		73,499,845
Total Deposits	—	97,787,277	—		97,787,277
Other borrowed funds	—	874,875	—		874,875
Federal Home Loan Bank borrowings	—	2,371,092	—		2,371,092
Accrued interest payable	—	117,276	—		117,276
Other liabilities	218,550	367,536	—		586,086
Warrant liability	4,747,200		—		4,747,200
Deferred income taxes	—		333,200	(h)	333,200
Junior subordinated debentures	—	3,093,000	—		3,093,000
Total Liabilities	4,965,750	104,611,056	333,200		109,910,006
Common stock subject to stockholders’ right to conversion	5,851,018		(5,851,018)	(b)	—
Stockholders’ Equity
Common stock	54,166	7,500	4,275	(c)	65,941
Capital surplus	16,836,761	3,991,312	2,347,931	(c)	23,176,004
Retained earnings	2,600,811	2,323,265	(2,323,265)	(f)	2,600,811
Deferred compensation	(93,506)	—	—		(93,506)
Treasury stock, at cost	—	(825,875)	825,875	(c)	—
Accumulated other comprehensive (loss) income	—	(312,632)	312,632	(f)	—
Total Stockholders’ Equity	19,398,232	5,183,570	1,167,448		25,749,250
	$30,215,000	$109,794,626	$(4,350,370)		$135,659,256

——————

a.

Assumes that the merger was consummated on December 31, 2005.

b.

Assumes that none of the owners of common stock of Coastal elect to convert their shares into cash and reclassification of the amount of common stock subject to conversion to stockholders’ equity (see Note i also).

c.

See the table below in Note i for details of the changes in certain stockholders’ equity accounts resulting from the pro forma adjustments described below.

d.

Assumes the exercise of options to purchase 125,000 shares of Intercontinental for aggregate consideration of $1,002,375; including an option for 65,625 shares to be granted in 2006, simultaneously with the closing of the merger, and receipt of the proceeds from the purchase of 74,075 shares of Coastal common stock by Steven Pritchard for $500,000 (see Note i below), for an aggregate of $1,502,375.

e.

Assumes the cancellation of 52,500 shares of Intercontinental treasury stock with an aggregate cost of $825,875 (see Note i below).

f.

To record the purchase of all of the 822,502 shares of Intercontinental common stock for aggregate consideration of $16,825,125, the payment of estimated transaction costs of $980,750, and the purchase of certain leased real estate and equipment for $800,000; an aggregate of $18,605,875. To record the related elimination of Intercontinental stockholder equity accounts (see also Note i below) for an aggregate of $6,811,209, as follows: (1) elimination of common stock of $8,225 and capital surplus of $4,167,087 for a total of $4,175,312 after taking into account the exercise of stock options for $1,002,375 described in Note d, and the cancellation of treasury stock for $825,875 described in Note e, (2) elimination of retained earnings of $2,323,265, (3) elimination of accumulated other comprehensive losses of $312,632.

g.

To record the purchase of certain leased real estate and equipment for $800,000.

h.

To record the estimated core deposit intangible, related deferred tax liability, and goodwill associated with the merger as follows:

Net purchase price	$16,825,125
Estimated transaction costs	980,750
17,805,875
Adjusted book value attributable to Intercontinental shares redeemed	(6,185,945)
$11,619,930
Allocated to:
Goodwill	$10,973,130
Less allocation to core deposit intangibles	980,000
Deferred income taxes related to core deposit intangibles	(333,200)
$11,619,930

The calculation of goodwill assumes the carrying value of Intercontinental assets and liabilities is equal to their fair value.

i.

The pro forma changes in certain of the stockholders’ equity accounts and common stock outstanding is as follows:

	Common Stock	Capital Surplus	Treasury Stock	Note	Total

Reclassify common stock subject to conversion	$11,034	$5,839,984		(b)	$5,851,018
Record exercise of Intercontinental stock options	1,250	1,001,125		(d)	1,002,375
Cancel 52,500 shares of Intercontinental treasury stock	(525)	(825,350)	825,875	(e)	—
Record purchase of Intercontinental stock for cash	(8,225)	(4,167,087)		(f)	(4,175,312)
Record purchase of Coastal stock by Pritchard	741	499,259		(d)	500,000
	$4,275	$2,347,931	$825,875		$3,178,081

	Shares of Common Stock
	Intercontinental	Coastal

Detail of Common Stock:
Outstanding at December 31, 2005	750,002	6,520,000
Exercise of stock options	125,000
Cancellation of treasury stock	(52,500)
Issue 74,075 Coastal shares to Steven Pritchard	—	74,075
Redemption of shares from Intercontinental stockholders’	(822,502)
Common stock outstanding – pro forma	—	6,594,075

Pro Forma Consolidated Statement of Financial Condition:

The following unaudited pro forma consolidated statement of financial condition of Coastal as of June 30 , 2006 is derived from the unaudited financial statements of Coastal and Intercontinental, and assume maximum stockholder approval-that none of Coastal’s stockholders’ exercise their right to convert their shares of common stock into cash. If the minimum number of stockholders’ vote to approve the merger; that is 80.1% of Coastal stockholders’ approve the transaction and 19.9% exercise their right to convert their shares of common stock into cash, then the pro forma number of shares outstanding would be 5,712,850, and securities available for sale and stockholders’ equity would each be reduced by the $5,978,704 that is reflected as mezzanine financing on Coastal’s Statement of Condition.

COASTAL BANCSHARES ACQUISITION CORP.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF CONDITION –
ASSUMING NO CONVERSIONS
AS OF JUNE 30, 2006

	Coastal Bancshares Acquisition Corp.	Intercontinental Bank Shares Corporation	Proforma Adjustments		Pro forma Unaudited Consolidated Statement of Condition

ASSETS
Cash and non-interesting bearing due from banks	$16,132	$3,621,577	$1,502,375	(d)	$5,140,084
Federal funds sold	—	29,800,000	—		29,800,000
Total cash and cash equivalents	16,132	33,421,577	1,502,375		34,940,084
Securities available for sale	29,908,477	27,839,084	(18,068,791)	(f)	39,678,770
Interest-bearing deposits in financial institutions	84,104	95,000	—		179,104
Loans, net of unearned fees	—	71,736,362	—		71,736,362
Less allowance for possible credit losses	—	(343,530)	—		(343,530)
Loans, net	—	71,392,832	—		71,392,832
Bank premises and equipment, net	—	2,421,594	800,000	(h)	3,221,594
Accrued interest receivable	—	834,669	—		834,669
Federal Home Loan Bank stock	—	321,700	—		321,700
Federal Reserve Bank stock	—	258,300	—		258,300
Goodwill	—	537,279	10,812,556	(i)	11,349,835
Core deposit intangible	—	—	1,250,000	(i)	1,250,000
Other assets	640,124	253,663	(624,584)	(g)	269,203
	$30,648,837	$137,375,698	$(4,328,444)		$163,696,091

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Deposits:
Noninterest-bearing	$—	$24,646,904	$—		$24,646,904
Interest-bearing	—	100,834,408	—		100,834,408
Total Deposits	—	125,481,312	—		125,481,312
Other borrowed funds	—	787,375	—		787,375
Federal Home Loan Bank borrowings	—	2,279,721	—		2,279,721
Accrued interest payable	—	237,330	—		237,330
Other liabilities	371,779	243,516	—		615,295
Deferred income taxes	—	—	425,000	(i)	425,000
Warrant liability	3,532,800	—	—		3,532,800
Junior subordinated debentures	—	3,093,000	—		3,093,000
Total Liabilities	3,904,579	132,122,254	425,000		136,451,833
Common stock subject to stockholders’ right to conversion	5,978,704	—	(5,978,704)	(b)	—
Stockholders’ Equity
Common stock	54,166	7,500	4,275	(c)	65,941
Capital surplus	16,709,075	3,991,312	2,475,617	(c)	23,176,004
Retained earnings	4,023,891	2,578,256	(2,578,256)	(f)	4,023,891
Deferred compensation	(21,578)	—			(21,578)
Treasury stock, at cost	—	(825,875)	825,875	(c)	—
Accumulated other comprehensive (loss) income	—	(497,749)	497,749	(f)	—
Total Stockholders’ Equity	20,765,554	5,253,444	1,225,260		27,244,258
	$30,648,837	$137,375,698	$(4,328,444)		$163,696,091

——————

a.

Assumes that the merger was consummated on June 30 , 2006.

b.

Assumes that none of the owners of common stock of Coastal elect to convert their shares into cash and reclassification of the amount of common stock subject to conversion to stockholders’ equity (see Note j also).

c.

See the table below in Note j for details of the changes in certain stockholders’ equity accounts resulting from the pro forma adjustments described below.

d.

Assumes the exercise of options to purchase 125,000 shares of Intercontinental for aggregate consideration of $1,002,375; including an option for 65,625 shares to be granted in 2006, simultaneously with the closing of the merger, and receipt of the proceeds from the purchase of 74,075 shares of Coastal common stock by Steven Pritchard for $500,000 (see Note j below), for an aggregate of $1,502,375.

e.

Assumes the cancellation of 52,500 shares of Intercontinental treasury stock with an aggregate cost of $825,875 (see Note j below).

f.

To record the purchase of all of the 822,502 shares of Intercontinental common stock for aggregate consideration of $16,912,625 , the payment of additional estimated transaction costs of $356,166 , and the purchase of certain leased real estate and equipment for $800,000; an aggregate of $18,068,791 .. To record the related elimination of Intercontinental stockholder equity accounts (see also Note j below) for an aggregate of $6,255,821 , as follows: (1) elimination of common stock of $8,225 and capital surplus of $4,167,087 for a total of $4,175,312 after taking into account the exercise of stock options for $1,002,375 described in Note d, and the cancellation of treasury stock for $825,875 described in Note e, (2) elimination of retained earnings of $2,578,256 , (3) elimination of accumulated other comprehensive losses of $497,749 ..

g.

To record the reclassification of $624,584 in acquisition costs incurred by Coastal prior to June 30 , 2006.

h.

To record the purchase of certain leased real estate and equipment for $800,000.

i.

To record the estimated core deposit intangible, related deferred tax liability, and goodwill associated with the merger as follows:

Net purchase price	$16,912,625
Estimated transaction costs	980,750
17,893,375
Adjusted book value attributable to Intercontinental shares redeemed	(6,255,819)
$11,637,556
Allocated to:
Goodwill	$10,812,556
Less allocation to core deposit intangibles	1,250,000
Deferred income taxes related to core deposit intangibles	(425,000)
Goodwill	$11,637,556

The calculation of goodwill assumes the carrying value of Intercontinental assets and liabilities is equal to their fair value.

j.

The pro forma changes in certain of the stockholders’ equity accounts and common stock outstanding is as follows:

	Common Stock	Capital Surplus	Treasury Stock	Note	Total

Reclassify common stock subject to conversion	$11,034	$5,967,670		(b)	$5,978,704
Record exercise of Intercontinental stock options	1,250	1,001,125		(d)	1,002,375
Cancel 52,500 shares of Intercontinental treasury stock	(525)	(825,350)	825,875	(e)	—
Record purchase of Intercontinental stock for cash	(8,225)	(4,167,087)		(f)	(4,175,312)
Record purchase of Coastal stock by Pritchard	741	499,259		(d)	500,000
	$4,275	$2,475,617	$825,875		$3,305,767

	Shares of Common Stock
	Intercontinental	Coastal

Detail of Common Stock:
Outstanding at June 30, 2006	750,002	6,520,000
Exercise of stock options	125,000
Cancellation of treasury stock	(52,500)
Issue 74,075 Coastal shares to Steven Pritchard	—	74,075
Redemption of shares from Intercontinental stockholders’	(822,502)
	(822,502)
Common stock outstanding – pro forma	—	6,594,075

Pro Forma Statements of Operations:

The following unaudited pro forma consolidated statement of operations of Coastal for the year ended December 31, 2005 assumes that the merger occurred on January 1, 2005 and maximum stockholder approval-that none of Coastal’s stockholders’ exercise their right to convert their shares of common stock into cash.

COASTAL BANCSHARES ACQUISITION CORP.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS – ASSUMING NO CONVERSIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Coastal Bancshares Acquisition Corp.	Intercontinental Bank Shares Corporation	Proforma Adjustments		Pro forma Unaudited Consolidated Statement of Condition

Interest Income
Interest and fees on loans	$—	$4,761,423	$—		$4,761,423
Securities available for sale	805,425	905,602	—		1,711,027
Other investments	—	26,508	—		26,508
Federal funds sold	—	254,513	—		254,513
Total Interest Income	805,425	5,948,046	—		6,753,471
Interest Expense
Deposits	—	2,236,527	—		2,236,527
Other borrowed funds	—	57,274	—		57,274
Federal home loan bank borrowings	—	135,408	—		135,408
Subordinated debentures	—	185,413	—		185,413
Total Interest Expense	—	2,614,622	—		2,614,622
Net Interest Income	805,425	3,333,424	—		4,138,849
Provision for Possible Credit Losses	—	—	—		—
Net Interest Income After Provision for Possible Credit Losses	805,425	3,333,424	—		4,138,849
Non-Interest Income
Service charges	—	463,750	—		463,750
Rental income	—	125,953	—		125,953
Warrant liability income	2,428,800	—	—		2,428,800
Other	—	171,898	—		171,898
Total Non-Interest Income	2,428,800	761,601	—		3,190,401
Non-Interest Expense
Salaries and employee benefits	—	1,452,184	812,000	(d)	2,264,184
Net occupancy and equipment expense	—	1,017,744	(121,752)	(f)	895,992
Professional and director fees	—	285,401	—		285,401
Data processing expenses	—	148,145	—		148,145
Insurance expense	—	57,128	—		57,128
Communication expense	—	73,854	—		73,854
Other	507,960	314,013	159,833	(e)	981,806
Total Non-Interest Expense	507,960	3,348,469	850,081		4,706,510
Earnings Before Income Taxes	2,726,265	746,556	(850,081)		2,622,740
Income Taxes	123,000	185,137	(261,625)	(g)	46,512
Net Earnings	$2,603,265	$561,419	$(588,456)		$2,576,228
Weighted Average Shares Outstanding:
Basic	5,794,082	708,440		(b,c)	6,594,075
Diluted	15,382,247	741,004		(b,c)	17,634,075
Earnings Per Share:
Basic	$0.45	$0.79			$0.39
Diluted	$0.01	$0.76			$0.01

——————

a.

Assumes that the merger was consummated on January 1, 2005.

b.

Coastal completed an initial public offering (IPO) on February 18, 2005. Because the shares issued in the IPO include the shares subject to possible conversion and provided the funds which are assumed to be used for the merger on January 1, 2005, it was assumed that the shares issued in the IPO were outstanding on January 1, 2005 for purposes of per share calculations.

c.

Assumes that none of the owners of common stock of Coastal elect to convert their shares into cash.

d.

To record compensation expense in the amount of $812,000 related to the grant to Steven Pritchard of an option to purchase 65,625 shares of Intercontinental common stock immediately before the closing, at fair value, calculated using the Black-Sholes method and the following principal assumptions: (i) stock price of $20.46 (implied by the merger agreement), (ii) expected life of 9 months, (iii) volatility of 10%, and (iv) bond equivalent yield of 4.8%.

e.

To record annual depreciation and amortization in the aggregate of $457,625 consisting of: (1) depreciation expense in the amount of $37,333 on real estate and equipment purchased at the closing as if the closing had occurred on January 1, 2005, using the straight-line method and estimated useful lives of 5 and 10 years on equipment and buildings, respectively, and (2) amortization expense in the amount of $122,500 on core deposit intangibles associated with the merger as if the closing had occurred on January 1, 2005, using the straight-line method and an estimated useful life of 8 years.

f.

To eliminate the rent in the amount of $121,752 paid in 2005 on the assets assumed to have been purchased on January 1, 2005.

g.

To reduce the income tax provision in the amount of $261,625 for the effect of (i) the stock option grant, (ii) amortization and depreciation, (iii) elimination of rent expense, (iv) the deferred tax benefit resulting from amortization of the core deposit intangibles, (v) the deferred tax benefit of Coastal’s deferred compensation, and (vi) to adjust the provision for income taxes as if Coastal and Intercontinental had filed a consolidated tax return for 2005. The pro forma adjustments were made using Intercontinental’s effective tax rate of 25%, which is less than statutory rates primarily due to foreign tax credits. This effective tax rate is expected to continue for the foreseeable future. See the table below:

Tax adjustment:
Coastal pre-tax earnings	$2,726,265
Proforma marginal corporate tax rate	25%
681,566
Coastal’s actual tax provision	(123,000)
Proforma adjustment to Coastal’s tax provision	558,566
Permanent difference – warrant liability (income) expense	(2,428,800)
Add back rent expense	121,752
Expense stock option	(812,000)
Depreciation of assets	(37,333)
Proforma adjustments to earnings	(3,156,381)
Proforma marginal corporate tax rate	25%
(789,095)
Total tax adjustment – current taxes	$(230,529)
Round	$(231,000)
Deferred tax (recovery) – amortization of core deposit intangibles	(30,625)
Total proforma tax adjustment	$(261,625)

The following unaudited pro forma consolidated statement of operations of Coastal for the year ended December 31, 2005 assumes that the merger was consummated on January 1, 2005 and minimum approval by Coastal stockholders’ – that is 80.1% of Coastal stockholders approve the merger and 19.9% exercise their right to convert their shares of common stock into cash.

COASTAL BANCSHARES ACQUISITION CORP.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS –
ASSUMING MAXIMUM CONVERSIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Coastal Bancshares Acquisition Corp.	Intercontinental Bank Shares Corporation	Proforma Adjustments		Pro forma Unaudited Consolidated Statement of Operations

Interest Income
Interest and fees on loans	$—	$4,761,423	$—		$4,761,423
Securities available for sale	805,425	905,602	(157,200.00)	(f)	1,553,827
Other investments	—	26,508	—		26,508
Federal funds sold	—	254,513	—		254,513
Total Interest Income	805,425	5,948,046	(157,200)		6,596,271
Interest Expense
Deposits	—	2,236,527	—		2,236,527
Other borrowed funds	—	57,274	—		57,274
Federal home loan bank borrowings	—	135,408	—		135,408
Subordinated debentures	—	185,413	—		185,413
Total Interest Expense	—	2,614,622	—		2,614,622
Net Interest Income	805,425	3,333,424	(157,200)		3,981,649
Provision for Possible Credit Losses	—	—	—		—
Net Interest Income After Provision for
Possible Credit Losses	805,425	3,333,424	(157,200)		3,981,649
Non-Interest Income
Service charges	—	463,750	—		463,750
Rental income	—	125,953	—		125,953
Warrant liability income	2,428,800	—	—		2,428,800
Other	—	171,898	—		171,898
Total Non-Interest Income	2,428,800	761,601	—		3,190,401
Non-Interest Expense
Salaries and employee benefits	—	1,452,184	812,000	(h)	2,264,184
Net occupancy and equipment expense	—	1,017,744	(121,752)	(e)	895,992
Professional and director fees	—	285,401	—		285,401
Data processing expenses	—	148,145	—		148,145
Insurance expense	—	57,128	—		57,128
Communication expense	—	73,854	—		73,854
Other	507,960	314,013	159,833	(d)	981,806
Total Non-Interest Expense	507,960	3,348,469	850,081		4,706,510
Earnings Before Income Taxes	2,726,265	746,556	(1,007,281)		2,465,540
Income Taxes	123,000	185,137	(300,625)	(h)	7,512
Net Earnings	$2,603,265	$561,419	$(706,656)		$2,458,028
Weighted Average Shares Outstanding:
Basic	5,794,082	708,440		(b,c)	5,490,627
Diluted	15,382,247	741,004		(b,c)	16,530,627
Earnings Per Share:
Basic	$0.45	$0.79			$0.45
Diluted	$0.01	$0.76			$0.00

——————

a.

Assumes that the merger was consummated on January 1, 2005.

b.

Coastal completed an initial public offering (IPO) on February 18, 2005. Because the shares issued in the IPO include the shares subject to possible conversion and provided the funds which are assumed to be used for the merger on January 1, 2005, it was assumed that the shares issued in the IPO were outstanding on January 1, 2005 for purposes of per share calculations.

c.

Assumes that 19.9% of the owners of common stock of Coastal (pro forma as if the IPO had occurred on January 1, 2005) elected to convert their shares into cash on January 1, 2005.

d.

To record annual depreciation and amortization in the aggregate of $159,833 consisting of: (1) depreciation expense in the amount of $37,333 on real estate and equipment purchased at the closing as if the closing had occurred on January 1, 2005, using the straight-line method and estimated useful lives of 5 and 10 years on equipment and buildings, respectively, and (2) amortization expense in the amount of $122,500 on core deposit intangibles associated with the merger as if the closing had occurred on January 1, 2005, using the straight-line method and an estimated useful life of 8 years.

e.

To eliminate the rent in the amount of $121,752 paid in 2005 on the assets assumed to have been purchased on January 1, 2005.

f.

To reflect the estimated reduction of interest income in the amount of $157,200 as if 19.99% of Coastal’s stockholders’ had redeemed their common stock on January 1, 2005 by assuming a reduction of 1.5 months of the annualized interest income. The actual trust account interest income was annualized because it was assumed in note b above that the IPO was completed on January 1, 2006.

g.

To record compensation expense in the amount of $812,000 related to the grant to Steven Pritchard of an option to purchase 65,625 shares of Intercontinental common stock immediately before the closing, at fair value, calculated using the Black-Sholes method and the following principal assumptions: (i) stock price of $20.46 (implied by the merger agreement), (ii) expected life of 9 months, (iii) volatility of 10%, and (iv) bond equivalent yield of 4.8%.

h.

To reduce the income tax provision in the amount of $300,625 for the effect of (i) the stock option grant (ii) the reduction of interest income resulting from the conversion of common stock to cash, (iii) amortization and depreciation, (iv) the deferred tax benefit resulting from amortization of the core deposit intangibles, (v) the deferred tax benefit of Coastal’s deferred compensation, and (vi) elimination of rent expense, and (vii) to adjust the provision for income taxes as if Coastal and Intercontinental had filed a consolidated tax return for 2005. The pro forma adjustments were made using Intercontinental’s effective tax rate of 25%, which is less than statutory rates primarily due to foreign tax credits. this effective tax rate is expected to continue for the foreseeable future. See the table below:

Tax adjustment:
Coastal pre-tax earnings	$2,726,265
Proforma marginal corporate tax rate	25%
681,566
Coastal’s actual tax provision	(123,000)
Proforma adjustment to Coastal’s tax provision	558,566
Permanent difference – warrant liability (income) expense	(2,428,800)
Reduction of interest income	(157,200)
Add back rent expense	121,752
Expense stock option	(812,000)
Depreciation of assets	(37,333)
Proforma adjustments to earnings	(3,313,581)
Proforma marginal corporate tax rate	25%
(828,395)
Total tax adjustment – current taxes	$(269,829)
Round	$(270,000)
Deferred tax (recovery) – amortization of core deposit intangibles	(30,625)
Total proforma tax adjustment	$(300,625)

Pro Forma Statements of Operations:

The following unaudited pro forma consolidated statement of operations of Coastal for the six months ended June 30 , 2006 is derived from the unaudited financial statements of Coastal and Intercontinental, and assumes that the merger occurred on January 1, 2006 and maximum stockholder approval – that none of Coastal’s stockholders’ exercise their right to convert their shares of common stock into cash.

COASTAL BANCSHARES ACQUISITION CORP.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS –
ASSUMING NO CONVERSIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006

	Coastal Bancshares Acquisition Corp.	Intercontinental Bank Shares Corporation	Proforma Adjustments		Pro forma Unaudited Consolidated Statement of Operations

Interest Income
Interest and fees on loans	$—	$2,488,420	$—		$2,488,420
Securities available for sale	645,458	552,701	—		1,198,159
Other investments	—	15,091	—		15,091
Federal funds sold	—	398,574	—		398,574
Total Interest Income	645,458	3,454,786	—		4,100,244
Interest Expense
Deposits	—	1,495,279	—		1,495,279
Other borrowed funds	—	40,305	—		40,305
Federal home loan bank borrowings	—	72,666	—		72,666
Subordinated debentures	—	129,867	—		129,867
Total Interest Expense	—	1,738,117	—		1,738,117
Net Interest Income	645,458	1,716,669	—		2,362,127
Provision for Possible Credit Losses	—	—	—		—
Net Interest Income After Provision for Possible Credit Losses	645,458	1,716,669	—		2,362,127
Non-Interest Income
Service charges	—	195,265	—		195,265
Rental income	—	53,073	—		53,073
Warrant liability income	1,214,400	—	—		1,214,400
Other	—	58,724	—		58,724
Total Non-Interest Income	1,214,400	307,062	—		1,521,462
Non-Interest Expense
Salaries and employee benefits	—	720,546	812,000	(c)	1,532,546
Net occupancy and equipment expense	—	380,384	(60,876)	(e)	319,508
Professional and director fees	—	174,712	—		174,712
Data processing expenses	—	134,812	—		134,812
Insurance expense	—	29,236	—		29,236
Communication expense	—	98,608	—		98,608
Other	293,675	170,953	96,792	(d)	561,420
Total Non-Interest Expense	293,675	1,709,251	847,916		2,850,842
Earnings Before Income Taxes	1,566,183	314,480	(847,916)		1,032,747
Income Taxes	143,103	59,489	(267,531)	(f)	(64,939)
Net Earnings	$1,423,080	$254,991	$(580,384)		$1,097,687
Weighted Average Shares Outstanding:
Basic	6,520,000	697,502		(a,b)	6,594,075
Diluted	17,560,000	730,066		(a,b)	17,634,075
Earnings Per Share:
Basic	$0.22	$0.37			$0.17
Diluted	$0.01	$0.35			$—

——————

a.

Assumes that the merger was consummated on January 1, 2006.

b.

Assumes that none of the owners of common stock of Coastal elect to convert their shares into cash.

c.

To record compensation expense in the amount of $812,000 related to the grant to Steven Pritchard of an option to purchase 65,625 shares of Intercontinental common stock immediately before the closing, at fair value, calculated using the Black-Sholes method and the following principal assumptions: (i) stock price of $20.46 (implied by the merger agreement), (ii) expected life of 9 months, (iii) volatility of 10%, and (iv) bond equivalent yield of 4.8%.

d.

To record semi-annual depreciation and amortization in the aggregate of $96,792 consisting of: (1) depreciation expense in the amount of $18,667 on real estate and equipment purchased at the closing as if the closing had occurred on January 1, 2005, using the straight-line method and estimated useful lives of 5 and 10 years on equipment and buildings, respectively, and (2) amortization expense in the amount of $78,125 on core deposit intangibles associated with the merger as if the closing had occurred on January 1, 2005, using the straight-line method and an estimated useful life of 8 years.

e.

To eliminate the rent in the amount of $60,876 paid in 2006 on the assets assumed to have been purchased on January 1, 2006.

f.

To reduce the income tax provision in the amount of $267,531 for the effect of (i) the stock option grant, (ii) amortization and depreciation, (iii) elimination of rent expense, (iv) the deferred tax benefit resulting from amortization of the core deposit intangibles, (v) the deferred tax benefit of Coastal’s deferred compensation, and (vi) to adjust the provision for income taxes as if Coastal and Intercontinental were planning to file a consolidated tax return for 2006. The pro forma adjustments were made using Intercontinental’s effective tax rate of 25%, which is less than statutory rates primarily due to foreign tax credits. This effective tax rate is Intercontinental’s expected annual effective tax rate for the foreseeable future. See table below:

Tax adjustment:
Coastal pre-tax earnings	$1,566,183
Proforma marginal corporate tax rate	25%
391,546
Coastal’s actual tax provision	(143,103)
Proforma adjustment to Coastal’s tax provision	248,443
Permanent difference – warrant liability (income) expense	(1,214,400)
Add back rent expense	60,876
Expense stock option	(812,000)
Depreciation of assets	(18,667)
Proforma adjustments to earnings	(1,984,191)
Proforma marginal corporate tax rate	25%
(496,048)
Total tax adjustment – current taxes	$(247,605)
Round	$(248,000)
Deferred tax (recovery) – amortization of core deposit intangibles	(19,531)
Total proforma tax adjustment	$(267,531)

The following unaudited pro forma consolidated statement of operations of Coastal for the six months ended June 30 , 2006 is derived from the unaudited financial statements of Coastal and Intercontinental, and assumes that the merger was consummated on January 1, 2006 and minimum approval by Coastal stockholders’ - that is 80.1% of Coastal stockholders approve the merger and 19.9% exercise their right to convert their shares of common stock into cash.

COASTAL BANCSHARES ACQUISITION CORP.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS –
ASSUMING MAXIMUM CONVERSIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006

	Coastal Bancshares Acquisition Corp.	Intercontinental Bank Shares Corporation	Proforma Adjustments		Pro forma Unaudited Consolidated Statement of Operations

Interest Income
Interest and fees on loans	$—	$2,488,420	$—		$2,488,420
Securities available for sale	645,458	552,701	(127,700)	(e)	1,070,459
Other investments	—	15,091	—		15,091
Federal funds sold	—	398,574	—		398,574
Total Interest Income	645,458	3,454,786	(127,700)		3,972,544
Interest Expense
Deposits	—	1,495,279	—		1,495,279
Other borrowed funds	—	40,305	—		40,305
Federal home loan bank borrowings	—	72,666	—		72,666
Subordinated debentures	—	129,867	—		129,867
Total Interest Expense	—	1,738,117	—		1,738,117
Net Interest Income	645,458	1,716,669	(127,700)		2,234,427
Provision For Possible Credit Losses	—	—	—		—
Net Interest Income After Provision for Possible Credit Losses	645,458	1,716,669	(127,700)		2,234,427
Non-Interest Income
Service charges	—	195,265	—		195,265
Rental income	—	53,073	—		53,073
Warrant liability income	1,214,400	—	—		1,214,400
Other	—	58,724	—		58,724
Total Non-Interest Income	1,214,400	307,062	—		1,521,462
Non-Interest Expense
Salaries and employee benefits	—	720,546	812,000	(f)	1,532,546
Net occupancy and equipment expense	—	380,384	(60,876)	(d)	319,508
Professional and director fees	—	174,712	—		174,712
Data processing expenses	—	134,812	—		134,812
Insurance expense	—	29,236	—		29,236
Communication expense	—	98,608	—		98,608
Other	293,675	170,953	96,792	(c)	561,420
Total Non-Interest Expense	293,675	1,709,251	847,916		2,850,842
Earnings Before Income Taxes	1,566,183	314,480	(975,616)		905,047
Income Taxes	143,103	59,489	(299,531)	(g)	(96,939)
Net Earnings	$1,423,080	$254,991	$(676,084)		$1,001,987
Weighted Average Shares Outstanding:
Basic	6,520,000	697,502		(b,c)	5,490,627
Diluted	17,560,000	730,066		(b,c)	16,530,627
Earnings Per Share:
Basic	$0.22	$0.37			$0.18
Diluted	$0.01	$0.35			$—

——————

a.

Assumes that the merger was consummated on January 1, 2006.

b.

Assumes that 19.9% of the owners of common stock of Coastal elect to convert their shares into cash on January 1, 2006.

c.

To record semi-annual depreciation and amortization in the aggregate of $96,792 consisting of: (1) depreciation expense in the amount of $18,667 on real estate and equipment purchased at the closing as if the closing had occurred on January 1, 2005, using the straight-line method and estimated useful lives of 5 and 10 years on equipment and buildings, respectively, and (2) amortization expense in the amount of $78,125 on core deposit intangibles associated with the merger as if the closing had occurred on January 1, 2005, using the straight-line method and an estimated useful life of 8 years.

d.

To eliminate the rent in the amount of $60,876 paid in 2006 on the assets assumed to have been purchased on January 1, 2006.

e.

To reflect the estimated reduction of interest income in the amount of $127,700 as if 19.99% of Coastal’s stockholders’ had redeemed their common stock on January 1, 2006 by assuming that interest income for the three month period was reduced by 19.99%.

f.

To record compensation expense in the amount of $812,000 related to the grant to Steven Pritchard of an option to purchase 65,625 shares of Intercontinental common stock immediately before the closing, at fair value, calculated using the Black-Sholes method and the following principal assumptions: (i) stock price of $20.46 (implied by the merger agreement), (ii) expected life of 9 months, (iii) volatility of 10%, and (iv) bond equivalent yield of 4.8%.

g.

To reduce the income tax provision in the amount of $299,531 for the effect of (i) the stock option grant (ii) the reduction of interest income resulting from the conversion of common stock to cash, (iii) amortization and depreciation, (iv) the deferred tax benefit resulting from amortization of the core deposit intangibles, (v) the deferred tax benefit of Coastal’s deferred compensation, and (vi) elimination of rent expense, and (vii) to adjust the provision for income taxes as if Coastal and Intercontinental planned to file a consolidated tax return for 2006. The pro forma adjustments were made using Intercontinental’s effective tax rate of 25%, which is less than statutory rates primarily due to foreign tax credits. This effective tax rate is Intercontinental’s expected annual effective tax rate for the foreseeable future. See the table below:

Tax adjustment:
Coastal pre-tax earnings	$1,566,183
Proforma marginal corporate tax rate	25%
391,546
Coastal’s actual tax provision	(143,103)
Proforma adjustment to Coastal’s tax provision	248,443
Permanent difference – warrant liability (income) expense	(1,214,400)
Reduction of interest income	(127,700)
Add back rent expense	60,876
Expense stock option	(812,000)
Depreciation of assets	(18,667)
Proforma adjustments to earnings	(2,111,891)
Proforma marginal corporate tax rate	25%
(527,973)
Total tax adjustment – current taxes	$(279,530)
Round	$(280,000)
Deferred tax (recovery) – amortization of core deposit intangibles	(19,531)
Total proforma tax adjustment	$(299,531)

COMPARATIVE PER SHARE INFORMATION

The following table sets forth selected historical per share information for Coastal and unaudited pro forma consolidated per share information after giving effect to the merger, under the purchase method of accounting, assuming a maximum level and a minimum level of approval of the merger by Coastal stockholders. You should read this information in conjunction with the selected historical financial information, included elsewhere in this document, and the historical financial statements of Intercontinental and Coastal and related notes that are included elsewhere in this document. The unaudited Coastal pro forma consolidated per share information is derived from, and should be read in conjunction with, the Unaudited pro forma Consolidated Financial Statements and related notes included elsewhere in this proxy statement.

The unaudited pro forma consolidated per share information does not purport to represent what the actual results of operations of Intercontinental and Coastal would have been had the companies been combined or to project Intercontinental and Coastal’s results of operations that may be achieved after the merger.

COASTAL BANCSHARES ACQUISITION CORP.

PRO FORMA CONSOLIDATED EARNINGS PER SHARE

FOR THE YEAR ENDED DECEMBER 31, 2005

	Common Stock Outstanding Upon Consummation of the Transaction
	Coastal Bancshares Acquisition Corp.	Pro forma Adjustments	Pro forma
Assuming no conversions:
Basic	6,520,000	74,075	6,594,075
Diluted	17,560,000	—	17,634,075
Assuming maximum conversions:
Basic	5,416,552	74,075	5,490,627
Diluted	16,456,552	—	16,530,627

	Weighted Average Common Stock Outstanding Upon Consummation of the Transaction
Assuming no conversions:
Basic	6,520,000	74,075	6,594,075
Diluted	17,560,000	—	17,634,075
Assuming maximum conversions:
Basic	5,416,552	74,075	5,490,627
Diluted	16,456,552	—	16,530,627

	For the Year Ended December 31, 2005
Net income:
Assuming no conversions	$2,603,265		$2,576,228
Assuming maximum conversions			$2,458,028

Total stockholders’ equity	$19,398,232		$19,898,232
Amount subject to possible conversion	$5,851,018		$5,851,018

Net income per share:
Basic	$0.40
Diluted	$0.15

Book value per share as of December 31, 2005	$2.98

	Proforma Data for the Year Ended December 31, 2005
Net income per share assuming no conversions:
Basic	$0.40		$0.39
Diluted	$0.15		$0.01

Net income per share assuming maximum conversions:
Basic	$0.48		$0.45
Diluted	$0.16		$—

Book value per share as of December 31, 2005:
No conversions	$3.87		$3.90
Maximum conversions	$3.58		$3.62

COASTAL BANCSHARES ACQUISITION CORP.

UNAUDITED PRO FORMA CONSOLIDATED EARNINGS PER SHARE

FOR THE SIX MONTHS ENDED JUNE 30, 2006

	Common Stock Outstanding Upon Consummation of the Transaction
	Coastal Bancshares Acquisition Corp.	Pro forma Adjustments	Pro forma
Assuming no conversions:
Basic	6,520,000	74,075	6,594,075
Diluted	17,560,000	—	17,634,075
Assuming maximum conversions:
Basic	5,416,552	74,075	5,490,627
Diluted	16,456,552	—	16,530,627

	Weighted Average Common Stock Outstanding Upon Consummation of the Transaction

Assuming no conversions:
Basic	6,520,000	74,075	6,594,075
Diluted	17,560,000	—	17,634,075
Assuming maximum conversions:
Basic	5,416,552	74,075	5,490,627
Diluted	16,456,552	—	16,530,627

	For the Six Months Ended June 30, 2006
Net income:
Assuming no conversions	$1,423,080		$1,097,687
Assuming maximum conversions			$1,001,987

Total stockholders’ equity	$20,765,554		$21,265,554
Amount subject to possible conversion	$5,978,704		$5,978,704

Net income per share:
Basic	$0.22
Diluted	$0.01

Book value per share as of June 30, 2006	$3.18

	Proforma Data for the Six Months Ended June 30, 2006
Net income per share assuming no conversions:
Basic	$0.22		$0.17
Diluted	$0.01		$—

Net income per share assuming maximum conversions:
Basic	$0.26		$0.18
Diluted	$0.09		$—

Book value per share as of June 30, 2006:
No conversions	$4.10		$4.13
Maximum conversions	$3.83		$3.87

PER SHARE MARKET PRICE INFORMATION

The closing price for the common stock, warrants and units of Coastal on April 5, 2006, the last trading day before announcement of the execution of the merger agreement was $5.29, $0.60 and $6.45, respectively. Coastal’s common stock, warrants and units are each quoted on the Over-the-Counter Bulletin Board under the symbols CBAS, CBASW and CBASU, respectively. Coastal’s units commenced public trading on February 15, 2005 and its common stock and warrants commenced public trading on March 3, 2005.

There is no established public trading market for the common stock of Intercontinental.

As of July 31, 2006, there was one holder of record of Coastal units, seven holders of record of Coastal common stock and one holder of record of Coastal warrants.

Coastal has not paid any cash dividends on its common stock to date and does not intend to pay dividends prior to the completion of the merger. The payment of dividends in the future will be contingent upon revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the merger. The payment of any dividends subsequent to the merger will be within the discretion of the then board of directors. It is the present intention of the board of directors to retain all earnings, if any, for use in the business operations and, accordingly, the board does not anticipate declaring any dividends in the foreseeable future.

The table below sets forth, for the calendar quarters indicated, the high and low bid prices of Coastal common stock, warrants and units as reported on the Over-the-Counter Bulletin Board. The over-the-counter market quotations reported below reflect inter-dealer prices, without markup, markdown or commissions and may not represent actual transactions.

	Units		Common Stock		Warrants
Quarter Ended	High	Low	High	Low	High	Low

March 31, 2005	$6.58	$6.18	$5.09	$4.91	$0.76	$0.65
June 30, 2005	$6.25	$5.90	$5.01	$4.88	$0.65	$0.48
September 30, 2005	$6.43	$5.81	$6.00	$4.85	$0.79	$0.46
December 31, 2005	$6.16	$5.90	$5.12	$4.88	$0.61	$0.41
March 31, 2006	$6.60	$5.90	$5.31	$5.10	$0.64	$0.42
June 30, 2006	$6.60	$5.50	$5.36	$5.11	$0.67	$0.24
Through July 31, 2006	$5.78	$5.60	$5.20	$5.11	$0.34	$0.30

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to adopt the merger proposal, the amendment proposal, the stock incentive plan proposal and the adjournment proposal.

RISK RELATED TO INTERCONTINENTAL’S BUSINESS

Intercontinental’s decisions regarding credit risk could be inaccurate and its allowance for loan losses may be inadequate, which could materially and adversely affect its business, financial condition, results of operations and future prospects.

Intercontinental’s loan portfolio and investments in marketable securities subject it to credit risk. Inherent risks in lending also include the inability to compete with other lenders, lack of control over fluctuations in interest rates and collateral values, principally real estate, and economic downturns. Making loans is an essential element of Intercontinental’s business, and there is a risk that its loans will not be repaid. The risk of nonpayment is affected by a number of factors, including:

•

the duration of the loan;

•

credit risks of a particular borrower;

•

changes in economic or industry conditions; and

•

in the case of a collateralized loan, risks resulting from uncertainties about the future value of the collateral.

Intercontinental attempts to maintain an appropriate allowance for loan losses to provide for losses inherent in its loan portfolio. There is no precise method of predicting loan losses, and therefore, Intercontinental always faces the risk that charge-offs in future periods will exceed its allowance for loan losses and that additional increases in the allowance for loan losses will be required. In addition, the Office of the Comptroller of the Currency, or the OCC, may require Intercontinental to establish additional reserves. Additions to Intercontinental’s allowance for loan losses will result in a decrease in its net earnings and capital and could hinder its ability to grow its assets.

An economic downturn or a natural disaster, especially one affecting Intercontinental’s market areas, could adversely affect its business, financial condition, results of operations and future prospects.

Because most of Intercontinental’s business activities are conducted in central Texas and Mexico and most of its credit exposure is in those regions, it is at risk from adverse economic or business developments, including a downturn in real estate values and agricultural activities and natural hazards such as floods, tornadoes and hurricanes that affect central Texas or Mexico. If central Texas’ or Mexico’s economy experiences an overall decline as a result of these adverse developments or natural hazards, the rates of delinquencies, foreclosures, bankruptcies and losses on loan portfolios would probably increase substantially. Moreover, the value of real estate or other collateral that secures the loans could be adversely affected by an economic downturn or a natural disaster. An economic downturn or a natural disaster could, therefore, result in losses that may materially and adversely affect Intercontinental’s business, financial condition, results of operations and future prospects.

Competition from other financial intermediaries may adversely affect profitability.

Intercontinental faces substantial competition in originating loans and in attracting deposits. The competition in originating loans comes principally from other U.S. banks, mortgage banking companies, consumer finance companies, credit unions, insurance companies and other institutional lenders and purchasers of loans. Intercontinental expects to encounter greater competition as it expands its operations in Bexar County, Texas and Travis County, Texas, as these are attractive markets for financial institutions. A number of institutions with which Intercontinental competes have significantly greater assets, capital and other resources. Increased competition could require it to increase the rates it pays on deposits or lower the rates it offers on loans, which could adversely affect its profitability. This competition may also limit Intercontinental’s future growth and earnings prospects.

Intercontinental’s profitability is vulnerable to interest rate fluctuations.

Intercontinental’s profitability, like that of most financial institutions, is dependent to a large extent on its net interest income, which is the difference between its interest income on interest-earning assets, such as loans and investment securities, and its interest expense on interest-bearing liabilities, such as deposits and borrowings. When interest-bearing liabilities mature or reprice more quickly than interest-earning assets in a given period, a significant increase in market rates of interest could adversely affect net interest income. Conversely, when interest-earning assets mature or reprice more quickly than interest-bearing liabilities, falling interest rates could result in a decrease in net interest income.

In periods of increasing interest rates, loan originations may decline, depending on the performance of the overall economy, which may adversely affect income from these lending activities. Also, increases in interest rates could adversely affect the market value of Intercontinental’s fixed income assets. In addition, an increase in the general level of interest rates may affect the ability of certain borrowers to pay the interest and principal on their obligations.

Intercontinental cannot predict fluctuations of market interest rates, which are affected by, among other factors, changes in inflation rates, levels of business activity, unemployment levels, monetary and fiscal policies of the United States and its agencies, particularly the Board of Governors of the Federal Reserve System, money supply and domestic and foreign financial markets.

Intercontinental relies heavily on its management team and the unexpected loss of key officers may adversely affect its operations.

Intercontinental’s success has been and will continue to be greatly influenced by its ability to retain the services of existing senior management and, as its expands, to attract and retain qualified additional senior and middle management. Steven J. Pritchard, its chairman, president and chief executive officer, has been instrumental in managing its business affairs. Intercontinental’s other senior executive officers have had, and will continue to have, a significant role in the development and management of its business. The loss of services of Mr. Pritchard or any of Intercontinental’s other executive officers could have an adverse effect on its business and financial results. Neither Intercontinental nor Coastal has established a formal management succession plan. Accordingly, should Intercontinental lose the services of any of its executive officers, the board of directors may have to search outside of Intercontinental for a qualified permanent replacement. This search may be prolonged and there can be no assurance that the combined company will be able to locate and hire a qualified replacement.

Intercontinental depends upon the experience of the officers of its subsidiaries, the managers of its banking facilities and on their relationships with the communities they serve. The combined company may not be able to retain its current personnel or attract additional qualified key persons as needed. As a result, if any of its officers leaves his or her respective position, the combined company’s business, financial condition, results of operations and future prospects may suffer.

Monetary policy and other economic factors could affect Intercontinental’s profitability adversely.

The following factors will affect the demand for loans and Intercontinental’s ability to attract deposits:

•

changes in governmental economic and monetary policies;

•

modifications to tax, banking and credit laws and regulations;

•

national, state, and local economic growth rates;

•

employment rates; and

•

population trends.

Intercontinental’s success will depend in significant part upon its ability to maintain a sufficiently large interest margin between the rates of interest its receives on loans and other investments and the rates its pays out on deposits and other liabilities. The monetary and economic factors listed above, and the need to pay rates sufficient to attract deposits, may adversely affect Intercontinental’s ability to maintain an interest margin sufficient to result in operating profits.

Intercontinental relies heavily on technology and computer systems, and computer failures could result in loss of business and adversely affect earnings, financial condition and results of operations.

Advances and changes in technology could significantly affect Intercontinental’s business, financial condition, results of operations and future prospects. Intercontinental may face many challenges, including the increased demand for providing customers access to their accounts and the systems to perform banking transactions electronically. Intercontinental’s ability to compete depends on its ability to continue to adapt technology on a timely and cost-effective basis to meet these demands. In addition, its business and operations are susceptible to negative effects from computer system failures, communication and energy disruption, and unethical individuals with the technological ability to cause disruptions or failures of its data processing systems. While Intercontinental maintains insurance coverage for catastrophic events, it does not have an insurance policy specifically covering losses related to compromises of customer data.

Intercontinental is subject to extensive regulatory oversight, which could restrain its growth and profitability.

Banking organizations are subject to extensive federal and state regulation and supervision. Laws and regulations affecting financial institutions are undergoing continuous change, and we cannot predict the ultimate effect of these changes. We cannot assure you that any change in the regulatory structure of or the applicable statutes and regulations will not materially and adversely affect the business, condition or operation of the combined company or benefit competing entities that are not subject to the same regulations and supervision.

A portion of Intercontinental’s operations and customers are located in Mexico. Accordingly, the business operations of the combined company will be subject, to a significant extent, to economic, political and legal developments in Mexico.

Political or economic instability which could arise in Mexico could temporarily or permanently alter Intercontinental’s ability to conduct operations in Mexico. Similarly, changes in United States or Mexico banking laws or regulations and compliance requirements could impair Intercontinental’s ability to profitably conduct operations in Mexico. Although Intercontinental does not hold assets denominated in Mexican Pesos and does not accept Mexican Pesos denominated deposits, a significant devaluation of the Mexican Peso could have an adverse impact on Intercontinental’s Mexico operations.

RISKS RELATED TO THE MERGER

If the holders of 20% or more of the common stock issued in our initial public offering decide to vote against the proposed merger, we may ultimately be forced to liquidate, stockholders may receive less than $6.00 per share and the warrants will expire worthless.

Under the terms of Coastal’s certificate of incorporation, if holders of 20% or more of the shares issued in our initial public offering decide to vote against the merger and opt to convert their shares to cash, we will be unable to complete the merger and may be ultimately forced to liquidate. While we will continue to search to acquire an operating company in the banking industry, if we do not consummate a business combination by August 18, 2006, or, if a letter of intent, agreement in principle or definitive agreement is executed, but not consummated, by August 18, 2006, then by February 18, 2007, we will be forced to liquidate. In any liquidation, the net proceeds of our initial public offering held in the trust account, plus any interest earned thereon, will be distributed pro rata to the holders of our common stock issued in our initial public offering. If we are forced to liquidate our assets, the per-share liquidation to our stockholders will be approximately $5.44, plus interest accrued thereon until the date of any liquidation, as of July 31, 2006. Furthermore, there will be no distribution with respect to our outstanding warrants and, accordingly, the warrants will expire worthless.

The combined company’s working capital could be reduced if Coastal stockholders exercise their right to convert their shares into cash.

Pursuant to Coastal’s certificate of incorporation, holders of shares issued in our initial public offering may vote against the merger and demand that we convert their shares into cash. Coastal will not consummate the merger if holders of 20% or more of the shares of common stock issued in our initial public offering exercise these conversion rights. To the extent the merger is consummated and holders of less than 20% of the common stock issued in our initial public offering have demanded to convert their shares, there will be a corresponding reduction in the amount of funds available to the combined company following the merger. Additionally, if holders demand to convert their shares, there may be a corresponding reduction in the value of each share of common stock held in the combined company. As of July 31, 2006, assuming the merger proposal is adopted, the maximum amount of funds that could be disbursed to Coastal’s stockholders upon the exercise of the conversion rights is approximately $6,001,137, or approximately 19.99% of the funds currently held in trust.

A substantial number of Coastal’s shares will become eligible for future resale in the public market after the merger which could result in dilution and an adverse effect on the market price of those shares.

If the merger is consummated, warrants to purchase 11,040,000 shares of common stock issued in connection with our initial public offering will become exercisable on the date the merger is consummated, as described under “Description of Coastal’s Securities Following the Merger – Redeemable Warrants” on page 145. Moreover, 1,000,000 shares of Coastal’s common stock purchased by stockholders prior to our initial public offering will be held in escrow until February 18, 2008, at which time they will be released from escrow and be eligible for resale in the public market subject to compliance with applicable law. Consequently, at various times after completion of the merger, a substantial number of additional shares of Coastal common stock will be eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of such shares and of the warrants.

Coastal directors and executive officers have financial interests in the merger that are different from yours because if the merger is not approved then the shares held by them may become worthless, certain officers may become personally liable for debts and obligations of the Coastal and their affiliation with the combined company would not come about.

In considering the recommendation of the board of directors of Coastal to vote for the proposal to adopt the merger agreement you should be aware that a number of our executives and members of our board have financial interests in the merger that are different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

if the merger is not approved and Coastal fails to consummate an alternative transaction within the time allotted pursuant to our certificate of incorporation and Coastal is therefore required to liquidate, the shares of common stock purchased prior to our initial public offering and held by our executives and directors may be worthless because our executives and directors are not entitled to receive any of the net proceeds of our initial public offering that may be distributed upon liquidation of Coastal with respect to these shares. In addition, the warrants held by such persons will expire without value in the event of a liquidation;

•

if Coastal liquidates prior to the consummation of a business combination, Cary M. Grossman, our chairman of the board and chief executive officer, and W. Donald Brunson, our president, will be personally liable under certain circumstances to ensure that the proceeds in the trust fund are not reduced by the claims of various vendors or other entities that are owed money by Coastal for services rendered or products sold to Coastal;

•

after the merger, Cary M. Grossman will remain as the chairman of the board of directors and chief executive officer of the combined company pursuant to an employment agreement, Lawrence Fisher and Jeffrey Sangalis will remain as directors of the combined company and W. Donald Brunson will serve as a director of the Bank; and

•

Coastal Acquisition, LLC has loaned Coastal $50,000 for operating expenses. The loan bears interest at the rate of 12% and matures on the earlier of the closing of the merger or October 27, 2006. Coastal Acquisition, LLC has waived any claims it has against the trust fund with respect to the loan. If the merger is not completed and Coastal is forced to liquidate the loan will remain as an unsecured claim against Coastal.

If you do not vote your shares at the special meeting or give instructions to your broker to vote or abstain from voting you will not be eligible to convert your shares of common stock into cash and receive a portion of the trust fund upon consummation of the merger.

Pursuant to Coastal’s certificate of incorporation, a holder of shares of our common stock issued in our initial public offering may, if the stockholder votes against the merger, demand that Coastal convert such shares into cash.

This demand must be made in writing to the Company or the proxy solicitor and must be received by the Company or its proxy solicitor prior to or at the special meeting. If so demanded, Coastal will convert each share of common stock into a pro rata portion of the trust account in which a substantial portion of the net proceeds of our initial public offering are held, plus all interest earned thereon. If you exercise your conversion rights, then you will be exchanging your shares of common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the effective time of the merger and then tender your stock certificate to Coastal. If the merger is not completed, then these shares will not be converted into cash at this time and we will need to liquidate if a business combination is not completed by February 18, 2007. Shares that are not voted or are broker non-voted or where the stockholder abstains from voting shall not in any event be eligible to be converted into cash upon completion of the merger.

RISKS RELATED TO OUR INDUSTRY

We will be subject to significant government regulation following a business combination.

We will operate in a highly regulated environment and will be subject to supervision and regulation by a number of governmental regulatory agencies, including the Board of Governors of the Federal Reserve System, or Federal Reserve, the Office of the Comptroller of the Currency, or the OCC, and the FDIC. Regulations adopted by these agencies, which are generally intended to provide protection for depositors and customers rather than for the benefit of stockholders, govern a comprehensive range of matters relating to the ownership and control of stockholders, acquisition of other companies and businesses, permissible activities we may engage in, maintenance of adequate capital levels and other aspects of our operations. The bank regulatory agencies possess broad authority to prevent or remedy unsafe or unsound practices or violations of law. In addition, future legislation and government policy, including with respect to bank deregulation and interstate expansion, could adversely affect the banking industry as a whole, including our results of operations. For example, new legislation or regulation may limit the manner in which we may conduct our business, including our ability to offer new products, obtain financing, attract deposits, make loans and achieve satisfactory interest spreads. In addition, the combined company’s Mexico operations will be subject to supervision and regulation by Mexican banking authorities.

FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are not historical facts and are considered forward-looking statements.

These forward-looking statements are based on current projections about operations, industry conditions, financial condition, and liquidity. Words such as “may,” “will,” “should,” “plan,” “predict,” “potential,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “may impact,” “on track,” and words and terms of similar substance used in connection with any discussion of future operating or financial performance, the merger, or our businesses, identify forward-looking statements. You should note that the discussion of Coastal’s reasons for the merger, as well as other portions of this proxy statement, contain many forward-looking statements that describe beliefs, assumptions, and estimates as of the indicated dates and those forward-looking expectations may have changed as of the date of this proxy statement. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Those statements are not guarantees and are subject to risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from these forward-looking statements. These risks and uncertainties include, but are not limited to, the following:

•

difficulties encountered in integrating businesses;

•

uncertainties as to the timing of the merger;

•

approval of the transactions by the stockholders of Coastal;

•

the number and percentage of Coastal stockholders voting against the merger and demanding conversion of their shares into cash; and

•

the satisfaction of closing conditions to the merger, including the receipt of regulatory approvals.

Coastal stockholders are cautioned not to place undue reliance on such statements, which speak only as of the date of this proxy statement.

ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE MERGER OR OTHER MATTERS ADDRESSED IN THIS PROXY STATEMENT AND ATTRIBUTABLE TO COASTAL, INTERCONTINENTAL, OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS CONTAINED OR REFERRED TO IN THIS SECTION. EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE LAW OR REGULATION, COASTAL UNDERTAKES NO OBLIGATION TO RELEASE PUBLICLY ANY REVISIONS OR UPDATES TO SUCH FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS PROXY STATEMENT OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

THE SPECIAL MEETING

The Special Meeting

We are furnishing this document to you as part of the solicitation of proxies by the Coastal board of directors for use at the special meeting in connection with the proposed merger. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

We will hold the special meeting at _________________, on _____________, 2006, at ______________________________, to vote on the merger proposal, the amendment proposal, the stock incentive plan proposal and the adjournment proposal.

Purpose of the Special Meeting

At the special meeting, we are asking holders of Coastal common stock to:

•

approve the merger agreement and the transactions contemplated by the merger agreement;

•

adopt the amendment and restatement of Coastal’s certificate of incorporation;

•

adopt the stock incentive plan proposal; and

•

adopt the adjournment proposal.

Recommendation of the Coastal Board of Directors

The Coastal board of directors:

•

has unanimously determined that the merger proposal, the amendment proposal, the stock incentive plan proposal and the adjournment proposal are fair to and in the best interests of Coastal and its stockholders;

•

has unanimously approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, the amendment proposal, the stock incentive plan proposal and the adjournment proposal;

•

unanimously recommends that Coastal common stockholders vote “FOR” the proposal to approve the merger agreement and the transactions contemplated by the merger agreement;

•

unanimously recommends that Coastal common stockholders vote “FOR” the proposal to adopt the amendment and restatement of the Coastal certificate of incorporation;

•

unanimously recommends that Coastal common stockholders vote “FOR” the proposal to adopt the stock incentive plan proposal; and

•

unanimously recommends that Coastal common stockholders vote “FOR” the adjournment proposal.

Record Date; Who is Entitled to Vote

The record date for the special meeting is ___________, 2006. Record holders of Coastal common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were ___________ outstanding shares of Coastal common stock.

Each share of Coastal common stock is entitled to one vote per share at the special meeting.

Pursuant to letter agreements with Coastal, any shares of Coastal common stock held by stockholders who purchased their shares of common stock prior to Coastal’s initial public offering will be voted on the merger proposal in the same manner as how the majority of shares of common stock held by all other Coastal stockholders are voted on the merger proposal. The holders of such common stock are free to vote their shares on the other proposals as they see fit.

Coastal’s issued and outstanding warrants do not have voting rights and record holders of Coastal warrants will not be entitled to vote at the special meeting.

Quorum

The presence, in person or by proxy, of a majority of all the outstanding shares of our common stock constitutes a quorum at the special meeting.

Voting Your Shares

Each share of Coastal common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of Coastal common stock that you own.

There are three ways to vote your shares of Coastal common stock at the special meeting:

•

You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Coastal board “FOR” the adoption of the merger proposal, the amendment proposal, the stock incentive plan proposal and the adjournment proposal.

•

You can vote by telephone or on the Internet by following the telephone or Internet voting instructions that are included with your proxy card. If you vote by telephone or by the Internet, you should not return the proxy card. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Standard Time, on _______________.

•

You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU DO NOT VOTE YOUR SHARES OF COASTAL COMMON STOCK IN ANY OF THE WAYS DESCRIBED ABOVE, IT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE APPROVAL OF THE MERGER PROPOSAL, BUT WILL NOT HAVE THE EFFECT OF A DEMAND OF CONVERSION OF YOUR SHARES INTO CASH.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your Coastal common stock, you may call Cary M. Grossman, Coastal’s chairman and chief executive officer, at (713) 827-2104 or Karen Smith, President of Advantage Proxy, our proxy solicitor, at (206) 870-8565.

No Additional Matters May Be Presented at the Special Meeting

The special meeting has been called only to consider the adoption of the merger proposal, the amendment proposal, the stock incentive plan proposal and the adjournment proposal. Under our bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting if they are not included in the notice of the meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•

You may send another proxy card with a later date;

•

You may notify Cary M. Grossman, Coastal’s chairman and chief executive officer, in writing before the special meeting that you have revoked your proxy; or

•

You may attend the special meeting, revoke your proxy, and vote in person.

Vote Required

The approval of the merger agreement and the transactions contemplated by the merger agreement will require the affirmative vote of a majority of the outstanding shares of Coastal common stock on the record date.

The adoption of the amendment proposal will require the affirmative vote of a majority of the outstanding shares of Coastal common stock on the record date.

The adoption of the stock incentive plan proposal will require the affirmative vote of a majority of the shares of Coastal common stock present in person or represented by proxy at the special meeting.

The adoption of the adjournment proposal will require the affirmative vote of the holders of a majority of the shares of Coastal common stock present in person or represented by proxy at the special meeting.

The adoption of the merger proposal is conditioned on the adoption of the amendment proposal and the adoption of the amendment proposal is conditioned on the adoption of the merger proposal. The adoption of neither the merger proposal nor the amendment proposal is conditioned on the adoption of the stock incentive plan proposal or the adjournment proposal. The adoption of the stock incentive plan proposal, however, is conditioned upon the adoption of the merger proposal and the amendment proposal.

Abstentions and Broker Non-Votes

If your broker holds your shares in its name and you do not give the broker voting instructions, under the rules of the NASD, your broker may not vote your shares on the proposals to adopt the merger agreement and the amendment and restatement of the Coastal certificate of incorporation. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Abstentions will have the same effect as a vote “against” the merger proposal, the amendment proposal, the stock incentive plan proposal and the adjournment proposal. Broker non-votes, while considered present for the purposes of establishing a quorum, will have the effect of a vote against the merger proposal and the amendment proposal, but will have no effect on the stock incentive plan proposal or the adjournment proposal. Shares that are broker non-voted or where the stockholder abstains from voting are not eligible to be converted into cash upon completion of the merger.

Conversion Rights

Any stockholder of Coastal holding shares of common stock issued in Coastal’s initial public offering who votes against the merger proposal may demand, by giving written demand to the Company or the Company’s proxy solicitor prior to or at the special meeting, that Coastal convert their shares into a pro rata portion of the trust account holding a substantial portion of the net proceeds of Coastal’s initial public offering. If so demanded, Coastal will convert these shares into a pro rata portion of the funds held in a trust account, which consist of $28,483,200 of the net proceeds from the initial public offering deposited into the trust account plus interest earned thereon, if the merger is consummated. If the holders of 20%, or 1,104,000, or more of the shares of common stock issued in Coastal’s initial public offering vote against the merger and demand conversion of their shares into a pro rata portion of the trust account, Coastal will not be able to consummate the merger. If you exercise your conversion rights you will be exchanging your shares of Coastal common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if you continue to hold these shares through the effective time of the merger and then tender your stock certificate to Coastal. The closing price of Coastal’s common stock on July 31, 2006, was $5.20 and the amount of cash held in the trust account on that date was approximately $30,020,695. If a Coastal stockholder would have elected to exercise their conversion rights on such date, then they would have been entitled to receive approximately $5.44 per share, or $0.56 less than the per-unit offering price of $6.00 for which the Coastal stockholder purchased units of the initial public offering. Prior to exercising conversion rights, Coastal stockholders should verify the market price of Coastal’s common stock as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price.

Solicitation Costs

Coastal is soliciting proxies on behalf of the Coastal board of directors. This solicitation is being made by mail but also may be made by telephone or in person. Coastal and its respective directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means.

We have hired Advantage Proxy to assist in the proxy solicitation process. We will pay Advantage Proxy a fee of approximately $5,000 upon consummation of the merger.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward our proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Stock Ownership

At the close of business on the record date, Cary M. Grossman, W. Donald Brunson, Coastal Acquisition, LLC, an affiliate of Messrs. Grossman and Brunson, and Jeffrey P. Sangalis, Scott Clingan and Lawrence Fisher beneficially owned and were entitled to vote approximately 1,000,000 shares of Coastal common stock, or approximately 15.3% of the then outstanding shares of Coastal common stock. These shares were purchased prior to Coastal’s initial public offering and include all of the shares held by the directors and executive officers of Coastal and their affiliates. These shares have a market value of $5,200,000 based on Coastal’s common stock price of $5.20 per share as of July 31, 2006. Those persons have agreed pursuant to letter agreements with Coastal to vote their shares of Coastal common stock in the same manner as how a majority of the shares of common stock held by all other Coastal stockholders are voted on the merger proposal. Based solely upon information contained in public filings, as of July 31, 2006, the following stockholders beneficially owned greater than five percent of Coastal’s issued and outstanding common stock:

•

Sapling, LLC beneficially owned 356,263 shares of Coastal’s common stock, representing approximately 5.5% of Coastal’s common stock on the record date;

•

Amaranth, LLC beneficially owned 640,000 shares of Coastal’s common stock, representing approximately 9.8% of Coastal’s common stock on the record date on the record date; and

•

Mr. Cary M. Grossman and his affiliate beneficially owned 582,500 shares of Coastal’s common stock, representing approximately 8.9% of Coastal’s common stock on the record date.

THE MERGER PROPOSAL

The discussion in this document of the merger and the principal terms of the merger agreement, as amended, by and among Coastal, Coastal Merger Corp. and Intercontinental is subject to, and is qualified in its entirety by reference to, the merger agreement. A copy of the merger agreement is attached as Annex A to this proxy statement and is incorporated herein by reference. We urge you to read this agreement in its entirety.

General Description of the Merger

Pursuant to the terms of the merger agreement, Coastal Merger Corp. will merge with and into Intercontinental and Intercontinental will be the surviving corporation and become a wholly-owned subsidiary of Coastal. We refer to Coastal and Intercontinental, after giving effect to completion of the merger, as the combined company. As a result of the merger, each share of common stock of Intercontinental will be converted into the right to receive a pro rata share of an aggregate of approximately $16,825,125, subject to the adjustments set out below. In addition, Intercontinental had approximately $3,874,875 in long term debt as of December 31, 2005. The aggregate cash consideration to be received by the holders of Intercontinental common stock will be adjusted as follows:

•

it will be decreased by the amount by which Intercontinental’s shareholders’ equity at closing is less than $5.4 million; excluding, for purposes of this determination, costs related to the merger, compensation expense related to the exercise of options by Mr. Pritchard, and unrealized losses in the Bank’s portfolio of securities held for sale (the Bank had stockholder’s equity of approximately $9.0 million as of June 30, 2006);

•

it will be increased by the amount, if any, of $2,500 per day for each day that the closing of the merger occurs after August 15, 2006 and until October 5, 2006 and $5,000 per day for each day that the closing of the merger occurs after October 6, 2006; and

•

it will be increased by the aggregate amount of the regularly scheduled principal payments on Intercontinental’s on its long term debt subsequent to December 31, 2005.

Background of the Merger

The terms of the merger agreement are the result of arm’s-length negotiations between representatives of Coastal and Intercontinental.

Coastal was formed on May 19, 2004 to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business in the banking industry. Coastal completed an initial public offering on February 18, 2005, in which we raised gross proceeds, including the exercise of the over-allotment exercise by the underwriters, of approximately $33,120,000. Approximately $28,483,200 of these net proceeds were placed in a trust account and, in accordance with Coastal’s certificate of incorporation, will be released either upon the consummation of a business combination or upon the liquidation of Coastal. Coastal must liquidate promptly after August 18, 2006 if a business combination has not been consummated by that date, or by February 18, 2007, if a letter of intent, agreement in principle or definitive agreement to complete a business combination was executed but not consummated by August 18, 2006. As of May 31, 2006, approximately $29,786,330 was held on deposit in the trust account. Subsequent to our initial public offering, Coastal’s officers and directors commenced an active search for a prospective operating business in the banking industry.

Promptly following Coastal’s initial public offering, management of Coastal contacted the principal officers of several banks, as well as investment bankers, financial advisors, legal and accounting firms that specialize in the banking industry, and current and former senior executives of commercial banks and bank holding companies with whom members of Coastal’s management has worked with in the past. In addition, Coastal entered into a Financial Advisory Agreement with Sanders Morris Harris, Inc., or SMH, on February 17, 2005, engaging SMH to assist in identifying target businesses and provide related due diligence assistance. Through these efforts, we identified and reviewed information with respect to more than 18 acquisition and merger opportunities.

The Bank Advisory Group, L.L.C. was retained by Intercontinental to act as an advisor to Intercontinental and to help manage any sale process related to Intercontinental. Intercontinental paid The Bank Advisory Group a fee of $30,000 for these services and The Bank Advisory Group will receive a fee equal to approximately 1.25% of the aggregate consideration paid in the merger if the merger is consummated. In November 2005, Coastal received a confidential descriptive memorandum regarding an acquisition opportunity of Intercontinental. The memorandum was prepared by The Bank Advisory Group and BAG Brokerage, Ltd. (collectively referred to as The Bank Advisory Group). The confidential descriptive memorandum contained information regarding Intercontinental and instructions on submitting proposals to The Bank Advisory Group on behalf of Intercontinental.

In the ordinary course of business, SAMCO Capital Markets, a full-service broker/dealer specializing in serving financial institutions, or SAMCO, became aware of the nature of Coastal’s business and the fact that Coastal had not located a target business through SMH. Doug Harker, a managing director of SAMCO, was introduced to Coastal in November 2005 by Scott Clingan, Senior Vice President Corporate Development of Coastal, whom he had known for many years prior to Mr. Clingan’s involvement with Coastal. SAMCO initially entered into a fee sharing agreement with SMH, whereby SAMCO would receive a percentage of any finder’s fee related to a target company brought to Coastal by SAMCO. Subsequently, Coastal terminated the Financial Advisory Agreement with SMH and entered into a letter agreement with SAMCO in December 2005.

In its capacity as a financial advisor to Coastal, SAMCO discussed two potential target companies with Coastal prior to discussions regarding Intercontinental. Coastal presented written indications of interest to each of these target companies and engaged in verbal negotiations through SAMCO with each of these target companies. Coastal was unable to reach an agreement as to valuation and terms that Coastal felt was acceptable to and in the best interests of Coastal with respect to either of these companies.

The board of directors of Coastal reviewed and discussed the descriptive memorandum on Intercontinental with SAMCO and on December 16, 2005, Coastal submitted a proposal to The Bank Advisory Group for the acquisition of Intercontinental for total consideration of approximately $19.2 million.

In early January 2006, Cary M. Grossman, Coastal’s chief executive officer, received a telephone call from Bob Walters, chairman and a managing director of The Bank Advisory Group, advising Mr. Grossman that Coastal was one of three companies being considered as potential purchasers of Intercontinental, but indicated that Coastal’s proposed purchase price would need to be increased for Coastal to continue to be a viable candidate to acquire Intercontinental. Coastal was asked to increase its total consideration by $1.5 million. On January 6, 2006, Coastal submitted a second proposal for the acquisition of Intercontinental, increasing the proposed purchase price by $1.1 million and revising certain terms of the proposal based on additional discussions with Mr. Walters. Later on January 6, 2006, Mr. Walters and Intercontinental’s legal counsel contacted Mr. Grossman to inform him that the board of directors of Intercontinental was meeting to review the remaining proposals. Mr. Walters informed Mr. Grossman that Coastal’s proposed purchase price would need to be increased further for Coastal to be the acquiror of Intercontinental and that certain other revisions would need to be made to the terms of the proposal. In response, Coastal submitted a third proposal, which, among other things, increased the proposed purchase price to approximately $20.7 million.

A representative of Intercontinental contacted Mr. Grossman shortly after the submission of the third proposal notifying him that Intercontinental had determined to proceed with Coastal and that due diligence and documentation preparation towards a potential transaction should proceed. Coastal and Coastal’s counsel began due diligence investigations during the last week of January 2006. On January 23-24, 2006, Messrs. Grossman and Sangalis, a member of the board of directors of Coastal, met with Steven J. Pritchard, the President of Intercontinental, and Doug Harker, a managing director of SAMCO, in San Antonio regarding initial due diligence issues. This initial meeting also included a tour of the Bank’s branch locations. During this time, Coastal’s counsel began preparing drafts of the acquisition documentation.

On February 15-16, 2006, Messrs. Grossman and Sangalis participated in another series of meetings with Mr. Pritchard in San Antonio. In addition, W. Donald Brunson, a director and president of Coastal, participated in a meeting and dinner on February 15, 2006. During this series of meetings, Messrs. Grossman and Sangalis informed Mr. Pritchard that in order to move forward with the proposed business combination, Coastal would like to see the existing shareholders of Intercontinental invest $2 million in the combined company, including a substantial investment by Mr. Pritchard himself, and would need more stringent non-competition provisions than what were included on the original term sheet proposed by Intercontinental.

On February 17, 2006, Coastal submitted a draft of a definitive purchase agreement to Intercontinental.

On February 21, 2006, the board of directors of Coastal held a meeting in Houston to discuss the proposed business combination. At that meeting the Coastal board of directors authorized the officers of Coastal to proceed with discussions with Intercontinental on the proposed business combination.

On February 23, 2006, Mr. Grossman attended a meeting of the board of directors of Intercontinental to discuss Coastal’s future plans with respect to the combined company. Mr. Grossman proposed that the current shareholders of Intercontinental make an investment in the combined company.

On March 2, 2006, Coastal submitted drafts of the ancillary documents related to the business combination to Intercontinental.

On March 6, 2006, Mr. Grossman met Mr. Pritchard in Mexico City to discuss employment matters related to Mr. Pritchard, Mr. Pritchard’s investment in the combined company and non-competition provisions and support agreements to be executed by the current shareholders and directors of Intercontinental.

On March 9, 2006, following a board of directors meeting of Intercontinental, Messrs. Sangalis and Grossman had a conference call with Mr. Pritchard, whereby Mr. Pritchard indicated that the shareholders of Intercontinental were not in agreement with a number of issues in the proposed definitive merger agreement. Also on March 9, 2006, Intercontinental’s and Coastal’s legal counsel met, along with Bob Walters, to discuss issues with respect to the draft of the merger agreement.

On March 10, 2006, Mr. Grossman telephoned Mr. Pritchard to discuss the terms of the proposed employment agreement for Mr. Pritchard. Messrs. Grossman and Pritchard continued discussions on the open items in the merger agreement. Due to the fact that Intercontinental shareholders refused to agree to any reinvestment without price protection and Coastal refused to provide price protection for such reinvestment, no resolution was reached. On March 12, 2006, Coastal’s management presented a counter proposal to Intercontinental, which included: (i) a 25,000 share restricted stock grant to Mr. Pritchard, (ii) the requirement that Mr. Pritchard invest $500,000 at $6.75 per share in the combined company; and (iii) long term non-competition provisions and shareholder and director support agreements.

Between March 12, 2006 and April 5, 2006, the date the merger agreement was executed, representatives of Coastal and Intercontinental and their counsel had numerous phone conversations, teleconferences and meetings to discuss the terms and structure of the definitive merger agreement and the ancillary documentation and exchanged numerous document drafts via email. Due diligence continued to be conducted by both parties during this time.

On March 30, 2006, the Coastal board of directors met. At this meeting the Coastal board of directors discussed the merger agreement, the ancillary documents related to the merger agreement and the proposed business combination with Intercontinental. The Coastal board of directors approved the business combination and the form of the merger agreement presented to them and authorized the Coastal officers to complete and execute the merger agreement.

Intercontinental’s board of directors met on the morning of April 5, 2006 to discuss the merger agreement, the ancillary documents related to the merger agreement and the proposed business combination with Coastal. The Bank’s board of directors, with Mr. Pritchard recusing himself, also met on this date and discussed the asset purchase agreement and Mr. Pritchard’s employment agreement. The merger agreement, related documents, asset purchase agreement and Mr. Pritchard’s employment agreement, and the business combination with Coastal in general, were all approved by the respective boards of directors of Intercontinental and the Bank, and each board authorized the proper officers of Intercontinental and the Bank, as applicable, to execute the necessary documents to consummate the transactions contemplated.

On April 5, 2006, the parties entered into the merger agreement.

In early August, Mr. Grossman contacted Mr. Pritchard to propose amending the merger agreement to extend the deadline for consummation of the merger from October 5, 2006 to October 27, 2006, to allow for more time to complete the merger. Mr. Pritchard and Mr. Grossman discussed on several occasions the terms upon which Coastal and Intercontinental would be willing to amend the merger agreement. As a result of those discussions the parties agreed to amend the merger agreement as described in more detail in this proxy statement.

On August 8, 2006, the parties entered into the First Amendment to the Agreement and Plan of Merger.

Coastal’s Reasons for the Merger

The Coastal board of directors has determined that the proposed acquisition by Coastal of Intercontinental is in the best interests of Coastal and its stockholders. In reaching its conclusion to approve the proposed acquisition, our board of directors considered a number of factors, including the following:

From its three existing branches in San Antonio and its ability to make loans in Mexico, Intercontinental provides a solid platform for growth in the rapidly growing central Texas market;

•

San Antonio is a hub for international business with Mexico, where Intercontinental has been licensed to operate since 1984, facilitating cross-border business and financing the purchase of second homes in Mexico for U.S. citizens. San Antonio’s population grew at 22.3% from 1990-2000 and is expected to grow by 15% from 2005 to 2040;

•

San Antonio is in close proximity to Austin, Texas, and plans include growth of the existing business into Austin, Texas, another rapidly growing Texas market; Austin’s population increased by 42% from 1994-2004;

•

the Bank’s size and Coastal’s cash available after the merger provides the opportunity to significantly increase the size of the operation through organic growth, branch expansion and/or possible acquisition of another bank;

•

the merger is non-dilutive to Coastal stockholders;

•

the valuation opinion of Coastal’s financial advisor, SAMCO, that placed an enterprise value on Intercontinental of approximately $25.6 million compared to the purchase price of Intercontinental and the purchased assets of approximately $21.5 million; and

•

the terms of the merger agreement and the additional agreements to be executed in connection with it, including, Steven J. Pritchard’s employment agreement, Richard Burciaga’s employment agreement, the shareholder support agreement and Brent Byers’ employment agreement.

The Coastal board of directors also considered potential risks relating to the merger, including the following:

•

the fact that some of its officers and directors have financial interests in the merger that are in addition to their interests as Coastal stockholders;

•

the risk that Coastal’s public stockholders would vote against the merger and exercise their conversion rights;

•

the fact that a termination fee is payable by Coastal to Intercontinental under certain circumstances; and

•

the risk factors set out in the section entitled “Risk Factors” beginning on page 37.

Given the above, Coastal believes that a business combination with Intercontinental will provide Coastal stockholders with an opportunity to participate in the growth of an attractive banking franchise and the resulting increase in stockholder value. The foregoing discussion of the factors considered by the Coastal board of directors is not exhaustive, but Coastal believes it includes the material factors considered by the board of directors. Each director reached the conclusion to approve the proposed acquisition in light of the factors described above and based on such other factors as each director deemed appropriate. The board of directors did not assign any specific relative weight to these factors in making its determination and individual directors may have varied in their assessment.

Opinion of Financial Advisor to Coastal

The valuation report of Intercontinental prepared by our financial advisor, SAMCO Capital Markets, or SAMCO, as of March 30, 2006, is described below. The description contains projections, estimates and/or other forward-looking statements about the future earnings or other measures of Coastal’s future performance. You should not rely on any of these statements as having been made or adopted by us.

SAMCO is regularly engaged to provide investment banking services to financial institutions and in the valuation of financial institutions and their securities in connection with mergers and acquisitions, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. After interviewing selected experienced investment banking firms, we engaged

SAMCO as our independent financial advisor in connection with our consideration of a possible business combination with Intercontinental. Specifically, based on SAMCO’s reputation and qualifications in evaluating financial institutions, our board of directors requested that SAMCO render advice and analysis in connection with a possible merger transaction, and to provide a valuation of the target of any such merger transaction.

As is mentioned above, we retained SAMCO to render its valuation and determined that we would not execute the merger agreement prior to our receipt of a valuation from SAMCO. A copy of the valuation opinion letter of SAMCO, dated March 30, 2006, which sets forth certain assumptions made, matters considered and limits on the review undertaken by SAMCO, is attached as Annex D to this proxy statement. Coastal stockholders are urged to read the valuation opinion letter in its entirety.

Pursuant to the merger agreement, at the effective time of the Merger, the common stock of Intercontinental will be converted into the right to receive aggregate cash consideration in the amount of $16,825,125, subject to adjustment based on the reduction of debt and certain other conditions.

SAMCO’s analysis. In conducting its valuation, SAMCO reviewed and analyzed among other things, the following:

•

the merger agreement;

•

the unaudited financial statements of Intercontinental and the Bank for the years ended December 31, 2003 through 2005;

•

forecasted financial statements of Intercontinental and the Bank for the years ended December 31, 2006 through 2010, of which SAMCO chose to incorporate the forecast for 2006 in its analysis, but chose not to rely on the forecasts for subsequent years;

•

certain other publicly available financial and other information concerning Intercontinental and the Bank;

•

publicly available information concerning other banks and bank holding companies, the trading markets for their securities and the nature and terms of certain other transactions relevant to SAMCO’s inquiry;

•

the competitive and economic outlook for Intercontinental’s and the Bank’s trade area;

•

the book value and financial condition of Intercontinental and the book value and financial condition of the Bank;

•

the future earnings and dividend paying capacity of Intercontinental and the Bank; and

•

the prevailing market prices for selected publicly-traded banking organizations in Texas.

SAMCO held discussions with Intercontinental’s senior management concerning the past and current operations, financial condition and prospects, as well as the results of regulatory examinations, of both Intercontinental and the Bank.

In conducting its review and valuation, SAMCO relied upon and assumed the accuracy and completeness of the financial and other information provided to it or that was publicly available, and did not attempt to independently verify the same. SAMCO did not make or obtain any evaluations or appraisals of Intercontinental’s properties, nor did it examine any individual loan credit files. For purposes of the valuation, SAMCO assumed that the merger will have the tax, accounting and legal effects described in this proxy statement. SAMCO’s valuation is necessarily based upon the business, market, economic and other conditions as they exist on, and can be evaluated as of, the date of the report, and does not address Coastal’s underlying business decision to enter into any transaction with Intercontinental.

As more fully discussed below, SAMCO considered such financial and other factors as it deemed appropriate under the circumstances, including among others the following:

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the historical and current unaudited financial position and results of operations of Intercontinental and the Bank, including interest income, interest expense, net interest income, net interest margin, provision for loan losses, non-interest income, non-interest expense, earnings, dividends, internal capital generation, book value, intangible assets, return on assets, return on shareholders’ equity, capitalization, the amount and type of non-performing assets, loan losses and the reserve for loan losses, all as set forth in Intercontinental’s financial statements and those of the Bank;

•

the assets and liabilities of Intercontinental and the Bank, including the loan investment portfolio, deposits, other liabilities, historical and current liability sources and costs and liquidity; and

•

the nature and terms of certain other merger transactions involving banks and bank holding companies.

SAMCO also took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and its knowledge of the banking industry generally.

In connection with rendering its valuation, SAMCO performed certain financial analyses, which are summarized below. In addition, SAMCO made several adjustments to the Bank’s financial statements. SAMCO assumed that the options for 125,000 shares of Intercontinental common stock held by Mr. Pritchard are exercised immediately prior to the consummation of the merger at the weighted average exercise price of $8.02 per option. This option exercise results in an additional $1.02 million of equity, with a corresponding addition to total assets. In addition, the total number of shares outstanding were assumed to increase from 697,502 to 822,502 as a result of this option exercise. In its analysis, SAMCO used December 31, 2005 consolidated total equity of $6.186 million, adjusted to include the additional capital from the exercise of the stock options. The Bank currently leases the Military Drive property as well as furniture, fixtures and equipment of the Military Drive branch, the Alamo Heights branch and the Stone Oak branch from an affiliate of Mr. Pritchard. As this location and all related leased furniture and fixtures will be purchased in connection with the acquisition of Intercontinental, SAMCO added back the total annual amount of lease expense ($121,752) associated with this arrangement, and made the related pro forma adjustment to income taxes, and conducted its analysis as if the Military Drive property (and certain other furniture and fixtures) were owned by the Bank. Also, SAMCO added back interest expense for the years 2001 through 2005 related to Intercontinental’s note payable to TIB as well as the trust preferred securities issued by Intercontinental. They did so because a purchaser of Intercontinental would determine a proposed purchase price based on the performance of the Bank, and gross proceeds received by Intercontinental’s shareholders in the event of a sale would be reduced by the amount of outstanding indebtedness of Intercontinental. Finally, SAMCO analyzed the Bank’s financial projections for the years 2006 through 2010, ultimately incorporating budgeted earnings for 2006 into its normalized earnings analysis and not relying on the forecasts for subsequent years.

SAMCO believes that its analysis must be considered as a whole, and that selecting portions of such analysis and the factors considered therein, without considering all factors and analyses, could create an incomplete view of the analysis and the processes underlying the valuation. The preparation of a valuation is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. In its analyses, SAMCO made numerous assumptions with respect to industry performance, business and economic conditions, and other matters, many of which are beyond the control of Coastal, Intercontinental or the Bank. Any estimates contained in SAMCO’s analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than such estimates. Estimates of values of companies do not purport to be appraisals of such companies or necessarily reflect the prices at which such companies or their securities may actually be sold.

The calculation of discount and capitalization rates is considered one of the most difficult components of valuing a business. There are two widely accepted methods for determining discount and capitalization rates; the Ibbotson Build-Up method and the Capital Asset Pricing Model (CAPM), both of which assume an underlying risk-free rate of return (usually based on U.S. Treasury rates) plus a risk premium.

Ibbotson Build-Up Method. The Ibbotson Build-Up Method is based on the following formula:

ks = rf + ERP + SP + SCR, where

ks = discount rate (cost of capital)

rf = expected return of a “riskless” asset (U.S. Treasury rate)

ERP = expected equity risk premium (per Ibbotson data)

SP = size premium (per Ibbotson data)

SCR = specific company risk

The expected equity risk premium (ERP) from the above equation is generally defined as the extra return a willing investor would receive over and above the long-term U.S. Treasury rate from investing in large equity securities on the S&P 500. The size premium (SP) from the above equation is generally defined as the extra return a willing investor would expect to receive over large equity securities from investing in smaller equity securities on the NYSE/AMEX/NASDAQ. Specific company risk factors (SCR) include firm size smaller than the smallest size premium group, industry risk, volatility of returns, leverage and other company specific factors (concentration of customers, key employee/key vendor, competition, regulatory environment and threatened or pending litigation). The following table illustrates the calculation of the discount and capitalization rates using the Ibbotson Build-Up method:

Factor	Low %	High %

Risk-free rate(1)	4.75%
ERP(2)	7.20%
SP(3)	6.34%
SCR
Firm size	0%	0%
Industry risk(4)	(1.96%)	(1.96%)
Volatility of returns	0%	0%
Leverage	0%	0%
Other	3.00%	4.00%
Discount Rate	19.33%	20.33%
Less: long-term growth rate	(3.00%)	(3.00%)
Capitalization Rate	16.33%	17.33%

(1)

20-year U.S. Treasury, constant maturity rate. Source: Federal Reserve Bank of St. Louis and the Board of Governors of the Federal Reserve System, 1/27/2006.

(2)

Long-horizon expected equity risk premium. Source: Stocks, Bonds, Bills and Inflation: 2004 Valuation Edition, Copyright 2004, Ibbotson Associates, Inc.

(3)

Micro Cap size decile portfolios of NYSE/AMEX/NASDAQ size premium. Source: Stocks, Bonds, Bills and Inflation: 2004 Valuation Edition, Copyright 2004, Ibbotson Associates, Inc.

(4)

Source: Stocks, Bonds, Bills and Inflation: 2004 Valuation Edition, Copyright 2004, Ibbotson Associates, Inc.

Firm size. SAMCO did not apply an additional premium for firm size as it felt that such a premium was already adequately reflected in the Ibbotson size premium.

Industry risk. In the above table, the negative industry risk premium reflects the fact that the overall banking industry is less risky due to the presence of significant regulatory oversight and industry controls.

Volatility of returns. Volatility of returns is usually measured by the standard deviation of historical returns with regard to industry performance. Technology companies, for example, have exhibited high volatility of returns while banks, on the other hand, have exhibited much steadier performance and returns. For this reason, SAMCO made no additional adjustment to its discount rate.

Leverage. Although banks are highly leveraged institutions (in that the normal percentage of the capital structure comprised of equity is generally in the 8% to 10% range) as compared to other industries, the very nature of banking requires and rewards leverage. As the Bank’s equity capital/total assets ratio was approximately 9% as of December 31, 2005 (the mid-point of the normal range), SAMCO did not apply any adjustments to its discount rate.

Other. In SAMCO’s judgment, an additional 3.00% to 4.00% was added to the discount rate to reflect the risk associated with the competition the Bank faces in its home market of San Antonio as well as the risks posed by its international operations and exposure to economic forces across the U.S./Mexico border.

Long-term growth rate. The long-term growth rate of 3.00% represents the estimated long-term growth rate of the U.S. economy. It is highly unlikely that any business, no matter how profitable, would be expected to grow faster than the overall GDP of the U.S. in the long run, which SAMCO defines here as a period of 20 years or longer.

Capital Asset Pricing Model. CAPM, by definition, is an “equilibrium asset pricing theory that shows that equilibrium rates of expected return on all risky assets are a function of their co-variance with the market portfolio.”2  The calculation of expected return (and, consequently, the discount and capitalization rates) using CAPM is based on the following formula:

ER = rf + B (ERm - RF) + α, where

ER = expected return (discount rate)

rf = expected return of a “riskless” asset (U.S. Treasury rate)

B = Beta - measure of volatility of the subject security relative to the overall market

ERm - RF = expected risk premium (ERP)

α = specific company risk

The key variable in the CAPM calculation is Beta, which is a measure of volatility. A Beta of 1.00 indicates that the subject security is as risky as the overall market (usually the S&P 500). A Beta greater than 1.00 would imply a more volatile asset, while a Beta of less than 1.00 would imply an asset less volatile than the market. According to Ibbotson Associates, the median Beta for SIC code 602 (commercial banks) is 0.27. Incorporating this measure of Beta into the CAPM equation from above yields the following discount and capitalization rates:

Factor	%	%

Risk-free rate(1)	4.75%
Beta X ERP(2) (0.27 X 7.20%)	1.94%
SP(3)	6.34%
SCR
Firm size	0%	0%
Volatility of returns	0%	0%
Leverage	0%	0%
Other	3.00%	4.00%
Discount Rate	16.03%	17.03%
Less: long-term growth rate	(3.00%)	(3.00%)
Capitalization Rate	13.03%	14.03%

——————

(1)

20-year U.S. Treasury, constant maturity rate. Source: Federal Reserve Bank of St. Louis and the Board of Governors of the Federal Reserve System, 1/27/2006.

(2)

Long-horizon expected equity risk premium. Source: Stocks, Bonds, Bills and Inflation: 2004 Valuation Edition, Copyright 2004, Ibbotson Associates, Inc.

(3)

Micro Cap size decile portfolios of NYSE/AMEX/NASDAQ size premium. Source: Stocks, Bonds, Bills and Inflation: 2004 Valuation Edition, Copyright 2004, Ibbotson Associates, Inc.

Firm size. SAMCO did not apply an additional premium for firm size as it felt that such a premium was already adequately reflected in the Ibbotson size premium.

Volatility of returns. Volatility of returns is usually measured by the standard deviation of historical returns with regard to industry performance. Technology companies, for example, have exhibited high volatility of returns while banks, on the other hand, have exhibited much steadier performance and returns. For this reason, we made no additional adjustment to its discount rate.

Leverage. Although banks are highly leveraged institutions (in that the normal percentage of the capital structure comprised of equity is generally in the 8% to 10% range) as compared to other industries, the very nature of banking requires and rewards leverage. As the Bank’s equity capital/total assets ratio was approximately 9% as of December 31, 2005 (the mid-point of the normal range), SAMCO did not apply any adjustments to its discount rate.

Other. In SAMCO’s judgment, an additional 3.00% to 4.00% was added to the discount rate to reflect the risk associated with the competition the Bank faces in its home market of San Antonio as well as the risks posed by its international operations and exposure to economic forces across the U.S./Mexico border.

Long-term growth rate. The long-term growth rate of 3.00% represents the estimated long-term growth rate of the U.S. economy. It is highly unlikely that any business, no matter how profitable, would be expected to grow faster than the overall GDP of the U.S. in the long run, which SAMCO defines here as a period of 20 years or longer.

Ultimately, SAMCO decided to use a range of discount rates of 14% to 16% based on the above analysis.

In connection with providing its valuation, SAMCO relied primarily on two approaches to valuation: (i) the income approach, which is based on a concept of “economic” income and incorporates several methods including the capitalization of earnings method, the excess earnings methods (Treasury method and reasonable rate method) and discounted earnings (or cash flow) method, and (ii) the Market/Transaction approach, which is based on the principle of substitution, making the assumption that similar opportunities would in fact yield a similar value, and utilizes information gathered from either public or private data of companies similar to the subject company being valued to assist in determining the value of the subject company. SAMCO did not rely on the Asset-based approach, which incorporates several premises, including the fair market value premise, the replacement cost premise, the liquidation premise and the going concern premise, for the reasons discussed below.

Asset-based approach. Asset-based valuation models assign a value to the firm based on the difference between the fair market value of the business assets and the corresponding liabilities. However, most firms’ value exceeds that of the sum of their parts, which is most often reflected in a purchase as goodwill, and the Asset-based approach does not address the operating earnings of a business. Therefore, SAMCO believes that Asset-based valuation models are more relevant in estimating the value of a non-operating business (holding or investment companies), for a firm that is in a state of liquidation; or for a bank as a basis for the measurement of interest rate risk, rather than one as a going concern. Furthermore, since this approach does not take into account the values attributable to the going concern such as the interrelationship among Intercontinental’s assets, liabilities, customer relations, market presence, image and reputation, and staff expertise and depth, little or no weight is given to the Asset-based approach of valuation.

Market/Transaction approach. The Market/Transaction approach is comprised of two primary methods; the completed transactions method (CTM) and the guideline company method (GCM). The CTM approach utilizes completed sales transactions of similar companies and is best suited for valuing controlling interests, as the sales transactions reported are generally sales of the entire company. The GCM approach analyzes the prices at which stocks of similar companies are trading in the open market. This approach typically generates a minority, marketable value due to the fact that the relevant multiples derived from the GCM are from freely traded shares owned by non-controlling interests. SAMCO’s analysis modified the CTM to include both completed and announced transactions. The Market/Transaction approach using either method can help provide a good benchmark to provide an indication of value. Comparisons are then made of balance sheet and income statement structure, performance ratios, and most importantly market ratios in the Price to Earnings, Price to Book Value, Price to Assets, Price to Deposits, and Tangible Book Premium to Core Deposits (this final ratio takes the market value less the book value divided by total deposits less CDs greater than $100 thousand). The “hypothetical” fair value for the shares of a small bank holding company with a thin market for its stock is normally determined by creating a universe of regional or state publicly-traded bank stock values and related financial traits within an appropriate geography, then developing pricing statistics for the appraised bank from the pricing characteristics of the regional or state publicly-traded banking organizations. These pricing characteristics form the statistical basis for developing indications of value based on applying the statistics derived from the sample universe to the relevant financial values of the subject company being valued. The statistical values used in this valuation study were:

•

price to book value;

•

price to earnings; and

•

price to assets.

SAMCO’s market value analysis, however, reflects the fact that:

•

no company or transaction used in the comparison is identical to Intercontinental or the merger;

•

the stocks of publicly-held banking organizations in Texas are far more liquid than Intercontinental common stock;

•

certain nonfinancial characteristics for the regional publicly-traded Texas banking organizations vary substantially from Intercontinental’s comparable nonfinancial characteristics; and

•

the average financial performance of publicly-held Texas banking organizations varies, sometimes significantly from Intercontinental’s performance.

Therefore, SAMCO chose to compare Intercontinental to those banking organizations acquired in merger and acquisition transactions in Texas between January 1, 2004 and January 31, 2006 involving banks or bank holding companies with total assets between $75 million and $300 million and where all cash consideration was paid. In the selected group of transactions, the median price/book was 2.45 times, price/earnings was 30.30 times, price/assets was 22.42%, equity/assets was 8.78%, price/deposits was 25.33% and tangible book premium/core deposits was 19.03%. Based on the median pricing multiples (Price/Book, Price/Earnings, Price/Assets, Price/Deposits, Tangible Book Premium/Core Deposits) from the recent Texas acquisitions summarized, a series of per share values for Intercontinental was calculated as follows:

Median Pricing Ratios (Table 1)		Corresponding Per Share Value

Price/Book:	2.45x	$18.43
Price/Earnings:	30.30x	$20.70
Price/Assets:	22.42%	$30.25
Price/Deposits:	25.33%	$30.20
Tang. Book Premium/Core Deposits:	19.03%	$27.70

The majority of these per share values were in excess of the pro forma per share value being paid for Intercontinental in the merger of $26.14 per share.

Income approach. A difficulty that arises with the Income approach relates to the concept of “economic” income, which can be very difficult to define, let alone measure. Widely used alternative cash flow measures exist: dividends, accounting earnings, “normalized earnings” and “free cash flows.” The challenge lies in defining the cash flows to be used in these models. This difficulty ensues with the definition of current and past dividends, earnings, or cash flows that best define that stream. They may depend on whether the valuation objective is the firm’s equity, or the value of the firm’s debt plus equity. While SAMCO agrees that the calculation of the present value of expected earnings, dividends and cash flows is a valid concept for banks, this calculation can be unpredictable at times with the determination of a capitalization or discount rate to apply to the cash flows proving to be even more difficult. In this case, SAMCO used a range of discount rates between 14% and 16%, as determined by using the Ibbotson Build-up Method and the Capital Asset Pricing Model analysis described above. SAMCO determined that a range of discount rates was appropriate given the inherent subjectivity in determining value using the Discounted Cash Flow method of the Income Approach. In addition, there is the assumption of a terminal value, which also proves somewhat subjective in predicting pricing in the future. Some banks will pay dividends, while others may not. SAMCO felt the most relevant aspect of the Income approach was the exercise of normalizing earnings and used Intercontinental’s historical earnings (as adjusted) as well as its projected earnings for 2006 to arrive at a normalized earnings figure.

Banks generally are analyzed and purchased on a “normalized earnings” basis. In other words, careful consideration should be given to the Bank’s ability to sustain its earnings going forward based on the stability of its net interest margin plus non-interest income, less non-interest expense, excluding securities gains or losses and extraordinary items, and finally less federal income tax expense. The weighted average of historical economic earnings is most appropriately used for calculating future earnings when there appears to be a general pattern that may be extrapolated into the future, giving the highest weighting to the most recent year, and the lowest weighting to the most distant year. Intercontinental has been consistently profitable and earnings for 2005 showed a significant improvement over years prior. In addition, the Bank’s 2006 budget forecasted an increase in net earnings to over $1 million. After considering past earnings, certain adjustments to historical earnings (as discussed above), the Bank’s operating history, projected earnings for 2006, future growth expectations and certain risks involved with the sustainability of these earnings, SAMCO applied the weighted average method to five years of normalized earnings (projected earnings for 2006) and calculated a sustainable projected net income of $846,000. SAMCO then applied the median Price/Earnings ratio from the group of comparable Texas bank acquisitions of 30.30x to these normalized earnings, resulting in a value of $31.15 per share of Intercontinental’s common stock. This value was in excess of the pro forma per share value being paid for Intercontinental in the merger of $26.14 per share.

The “normalized earnings” and assumption used in SAMCO’s valuation are set out below:

Intercontinental Bank Shares Corp.
Historical/Projected Income Statements ($000)

	Dec 2002	Dec 2003	Dec 2004	Dec 2005	Dec 2006*

Interest Income	5,355	4,878	5,181	5,954	6,414
Interest Expense	2,459	1,748	1,948	2,620	2,484
Net Int Income	2,896	3,130	3,233	3,333	3,930
Prov for Loan Loss	46	19	—	—	42
Net Int Inc after Prov	2,850	3,111	3,233	3,333	3,888

Nonint Income	669	716	732	762	772
Nonint Expense	2,946	3,344	3,610	3,348	3,213
Securities Gain/(Loss)	7	—	—	—	—
Op Inc Bef Tax	580	483	355	747	1,447

Tax Adj	86	133	118	185	362
Extra Item (net)	—	—	—	—	—
Net Income	494	350	237	562	1,085

——————

*

Based on the Bank’s 2006 budget.

“Normalized” Earnings

Adjustments:
Add Back Rent Expense (Pritchard Premises)	122	122	122	122	122
Add Back Branch Closure Expenses (Sunset)	—	—	97	—	—
Add Bank Int Exp (TRUPS, TIB Note)	74	54	178	247	—
Extra Item (net)	—	—	—	—	—
Securities Gain/Loss	7	—	—	—	—
Adj Net Income Before Tax	769	659	752	1,116	1,569
Tax Adjustment	114	181	250	276	392
Adj Net Income for Bank	655	478	502	840	1,177

Weighted Average Normalized Net Income Projection

	Year	(B) Normal Net Inc.	(C) Weight	(B X C)

	Dec2002	655	0.05	33
	Dec2003	478	0.05	24
	Dec2004	502	0.25	126
	Dec2005	840	0.30	252
	Dec2006*	1,177	0.35	412
Weighted Average Normalized Net Earnings				846

Using a net present value discount rate (as discussed above) of between 14% and 16% as an acceptable discount rate and assuming a growth rate of 3%, SAMCO calculated a range of value of between $20.11 and $23.02 per share for Intercontinental’s common stock under the Discounted Cash Flow Method of the Income Approach. SAMCO noted that both of these per share figures were less than the pro forma per share value being paid for Intercontinental in the merger of $26.14.

SAMCO could have used and relied on other available valuation methods, such as the Capitalization of Dividends Method. However, SAMCO considered these not relevant or unreliable for purposes of issuing its valuation in this type of transactions. Because privately held banking organizations, such as Intercontinental, typically pay no dividends or higher dividends per dollar of earnings capacities than do publicly-held banking organizations, SAMCO determined that such an analysis was of limited usefulness.

Set forth below is a summary of the valuation methods utilized by SAMCO in rendering the valuation opinion.

VALUATION ANALYSIS SUMMARY

	Price/ Earnings	Price/ Assets	Price/ Book	Price/ Deposit	Premium/ Core Dep

Pricing off Public Stock Multiples	$11.24	$25.93	$16.47
Pricing off Bank Acquisitions	$20.70	$30.25	$18.43	$30.20	$27.70

5 Year Discounted Cash Flow with Terminal Values

Terminal Values

		29 X	30 X	31 X

	14%	$21.78	$20.92	$20.11
Discount Rate	15%	$22.40	$21.52	$20.68
	16%	$23.02	$22.11	$21.24

Projected Normalized Earnings at Price/Earnings
Cash Acquisition Multiple	30.30	$31.15

2006 Estimated Earnings at Price/Earnings
Cash Acquisition Multiple	30.30	$43.35

Fair Value of Intercontinental Bank Shares Corp. Shares Before Discounts		$31.15
Discounts
Costs of Liquidation	0.00%	$31.15
Minority	0.00%	$31.15
Fair Value of Intercontinental Bank Shares Corp.		$31.15

Conclusion. SAMCO considered all of the previously mentioned methods of analysis, resulting in a set of per share values which are summarized in the table above. SAMCO chose to focus its analysis on the normalized earnings of Intercontinental (adjusted as detailed above), which, in SAMCO’s opinion, are a better measure of the underlying earnings capacity of the franchise. SAMCO chose not to rely on the results of the discounted cash flow analysis (as described above) as this analysis partially relies on discount and growth rates, the determination of which are somewhat subjective. SAMCO also chose not to rely on the Asset-based approach to valuation, for reasons discussed earlier. SAMCO found no operational factors of Intercontinental that would not support the valuation opinion. SAMCO did note that certain of the Market/Transaction valuation approaches and the discounted cash flow valuation indicated values for Intercontinental that were less than the pro forma per share value being paid for Intercontinental I the proposed merger. Intercontinental’s normalized earnings are based instead on its historical performance as well as readily identifiable and quantifiable adjustments. Therefore, SAMCO applied the median Price/Earnings ratio from the comparable Texas financial institution acquisitions to Intercontinental’s normalized earnings, which yielded a value of $31.15 per share or $25,624,721 in aggregate. This value can be interpreted as a value for the total enterprise, inclusive of Intercontinental’s indebtedness. Subtracting Intercontinental’s indebtedness would yield a “net” value of approximately $21.6 million. Each of Coastal’s shareholders is encouraged to read the valuation opinion letter in its entirety. The full text of the valuation opinion letter is attached as Annex D to this proxy statement.

Interests of Coastal Directors and Officers in the Merger

When you consider the recommendation of Coastal’s board of directors that you vote in favor of approval of the merger proposal, you should keep in mind that a number of our executives and members of our board have financial interests in the merger that are different from, or in addition to, your interests as a Coastal stockholder. These interests include, among other things:

•

if the merger is not approved and Coastal fails to consummate an alternative transaction within the time allotted pursuant to its certificate of incorporation and Coastal is therefore required to liquidate, the shares of common stock purchased prior to our initial public offering and held by our executives and directors may be worthless because our executives and directors are not entitled to receive any of the net proceeds of our initial public offering that may be distributed upon liquidation of Coastal with respect to these shares. In addition, any warrants held by such persons will expire without value in the event of a liquidation;

•

if Coastal liquidates prior to the consummation of a business combination, Cary M. Grossman, our chairman of the board and chief executive officer, and W. Donald Brunson, our president, will be personally liable under certain circumstances to ensure that the proceeds in the trust fund are not reduced by the claims of various vendors or other entities that are owed money by Coastal for services rendered or products sold to Coastal;

•

after the merger, Cary M. Grossman will remain as the chairman of the board of directors and chief executive officer of the combined company, pursuant to an employment agreement, Lawrence Fisher and Jeffrey Sangalis will remain as directors of the combined company and W. Donald Brunson will serve as a director of the Bank; and

•

Coastal Acquisition, LLC, an affiliate of Messrs. Grossman, Brunson and Sangalis, has loaned Coastal $50,000 for operating expenses. The loan bears interest at the rate of 12% and matures on the earlier of the closing of the merger or October 27, 2006. Coastal Acquisition, LLC has waived any claims it has against the trust fund with respect to the loan. If the merger is not completed and Coastal is forced to liquidate the loan will remain as an unsecured claim against Coastal.

Interests of Intercontinental Directors and Officers in the Merger

You should understand that Steven J. Pritchard, the current chief executive officer of Intercontinental, and certain members of the board of directors of Intercontinental may have financial interests in the merger that are different from, or in addition to, your interests as a Coastal stockholder.

Purchase of Real Estate. In conjunction with the merger, the Bank will purchase certain assets and real property from Pritchard Premises Company, LLC, a limited liability company of which the Bank’s President, Steven J. Pritchard, is the sole owner. It is anticipated that the Bank will pay approximately $750,000 for the real property and approximately $50,000 for other personal property leased to the Bank by Pritchard Premises LLC.

Support and Release Agreement. Intercontinental, Coastal, and the shareholders of Intercontinental have entered into a support and release agreement, pursuant to which each shareholder agrees (i) to use his reasonable efforts to refrain from harming the goodwill of Coastal, Intercontinental and the Bank, and their respective subsidiaries, and their respective customer and client relationships, and (ii) for a period three years after the merger, not to solicit the banking business of any Bank customer, or, within Bexar County, Texas, (a) acquire any shares of capital stock of, charter, operate or enter into any franchise or other management agreement with any financial institution, (b) serve as an officer, director, employee, agent or consultant to any financial institution, or (c) establish or operate a branch or other office of a financial institution. In addition, Intercontinental’s shareholders agree not to recruit, hire, assist others in recruiting or hiring, discuss employment with, or refer others concerning employment, any person who is, or within the preceding 12 months was, an employee of Intercontinental, the Bank or any of their subsidiaries. Intercontinental’s shareholders further agree that each shareholder, for a period of two years from the merger, will make a good faith effort to maintain any existing banking and deposit relationship or relationships with the Bank in a manner consistent with how such relationships have been historically maintained. Finally, pursuant to the support and release agreement, the shareholders acknowledge that they have no knowledge of the existence of any claims or defenses, personal or otherwise, or rights of set off they may have against Intercontinental, the Bank, or their subsidiaries.

Employment Agreements. As a condition to the merger, Steven J. Pritchard entered into an employment agreement with Intercontinental and the Bank whereby, subject to the consummation of the merger, Mr. Pritchard will serve as the president of the San Antonio division of the Bank and the executive vice president of the Bank. Brent Byers, who currently serves as senior vice president and chief operations officer of the Bank, has entered into an employment agreement with Intercontinental and the Bank, to continue to serve in his current capacity for the Bank. Each of the agreements are three year agreements, subject to mutually agreed upon extension. The agreements also contain standard confidentiality, non-compete, and non-solicitation provisions, as well as severance pay in the event of termination of employment for certain reasons. Mr. Pritchard’s employment agreement contains a comprehensive non-compete clause that restricts Mr. Pritchard’s activities in both Bexar County, Texas and in Mexico. Generally, for a maximum period of three years following Mr. Pritchard’s termination of employment (which period is reduced, to an ultimate period of one year, for each year that Mr. Pritchard remains employed with the Bank following the merger), Mr. Pritchard will not engage in competition with the Bank in Bexar County, Texas, and will not engage in the same or similar duties that he performs at the Bank on his own behalf or as a another’s agent, employee, partner or shareholder at another financial institution within Bexar County, Texas.

In addition, for the first year following termination of employment, Mr. Pritchard will not, within Mexico, engage in competition with the Bank, or solicit or attempt to solicit customers of the Bank, or solicit or attempt to solicit persons or entities that are not customers of the Bank, but that were customers of the Bank or are prospective customers of the Bank. For the second and third years following termination of employment, Mr. Pritchard will not within Mexico where the Bank has customers or has previously had customers, (a) engage in competition with the Bank, or, solicit or attempt to solicit customers of the Bank for the second year following termination of employment, or (b) solicit persons or entities that are not customers of the Bank, but that have been customers of the Bank or that were prospective customers of the Bank previously solicited by the Executive for the second and third years following termination of employment.

With certain exceptions applicable to independent representatives who on occasion work with the Bank, Mr. Pritchard also agrees that he will not (a) recruit, hire, or attempt to recruit or hire, directly or by assisting others, any other employees or independent representatives of the Bank, nor shall he contact or communicate with any other employees or independent representatives of the Bank for the purpose of inducing other employees or independent representatives to terminate their employment or relationship with the Bank; or (b) solicit, directly or by assisting others, the banking business of any customers of the Bank as of the date of such termination.

Restricted Stock Agreement. Pursuant to a restricted stock agreement that will be entered into at the consummation of the merger between Steven J. Pritchard and Coastal, Coastal has agreed to grant to Mr. Pritchard 25,000 shares of Coastal’s common stock (“Restricted Shares”). The Restricted Shares are subject to transfer restrictions, and, in the event that Mr. Pritchard’s employment with Coastal terminates for “good cause” or as a result of the termination by Mr. Pritchard for any reason other than a “Constructive Termination,” all Restricted Shares will be forfeited by Mr. Pritchard to Coastal. The restrictions lapse ratably on the following schedule:
(1) one-third upon the twelve-month anniversary of the date of grant; (2) one-third upon the twenty-four-month anniversary of the date of grant; and (3) one-third upon the thirty-six-month anniversary of the date of grant. The restrictions also lapse in the event of a “Change of Control.” After the restrictions lapse, the Restricted Shares will no longer be subject to forfeiture, and Mr. Pritchard may hold the shares outright.

Stock Purchase. In a separate transaction, Steven J. Pritchard will purchase from Coastal 74,705 shares of common stock of Coastal in conjunction with the closing of the merger for a purchase price of $6.75 per share. Coastal may allow Mr. Pritchard to fulfill the obligation by purchasing such shares in the open market, either before or after the consummation of the merger. Such purchases may occur at prices less than $6.75 per share.

Appraisal or Dissenters Rights

No appraisal or dissenters rights are available under the Delaware General Corporation Law for the stockholders of Coastal in connection with the merger.

Material United States Federal Income Tax Consequences of the Merger

The merger of Coastal Merger Corp. with and into Intercontinental with Intercontinental surviving will be treated as a taxable sale of the Intercontinental common stock to Coastal for United States federal income tax purposes.

A stockholder of Coastal who exercises conversion rights and effects a termination of the stockholder’s interest in Coastal will generally be required to recognize capital gain or loss upon the exchange of that stockholder’s shares of common stock of Coastal for cash, if such shares were held as a capital asset on the date of the merger. Such gain or loss will be measured by the difference between the amount of cash received and the tax basis of that stockholder’s shares of Coastal common stock. No gain or loss will be recognized by non-converting stockholders of Coastal. No gain or loss will be recognized by Coastal or Intercontinental as a result of the merger.

Anticipated Accounting Treatment

The merger is structured as a taxable reverse subsidiary merger, treated as a taxable stock purchase for federal income tax purposes, wherein Coastal Merger Corp. will merge with and into Intercontinental with Intercontinental surviving. Intercontinental’s stockholders’ will receive cash in exchange for 100% of the outstanding capital stock of Intercontinental. Coastal will be treated as the accounting acquirer and will account for the merger under the purchase method of accounting. Accordingly, for accounting purposes, the merger will treated as the equivalent of an all cash acquisition of Intercontinental by Coastal. As such, the consolidated financial statements of Coastal will reflect the assets and liabilities of Intercontinental at their fair value on the date of the merger. The excess of the merger consideration over the fair value of the net assets of Intercontinental will be recorded as goodwill, and the equity accounts of Intercontinental will be eliminated in consolidation.

Regulatory Matters

The merger and the transactions contemplated by the merger agreement are subject to approval of the Board of Governors of the Federal Reserve System and certain other governmental and regulatory approvals and filings necessary to effectuate the transactions contemplated by the merger proposal with the Secretary of State of the State of Delaware, the Secretary of State of the State of Texas. The merger and the transactions contemplated by the merger agreement are not subject to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or HSR Act.

Governmental and Regulatory Approvals

Completion of the merger is subject to prior receipt of all required approvals and consents by all applicable federal and state regulatory authorities. Coastal and Intercontinental have agreed to cooperate and use all reasonable best efforts to obtain all permits, consents, approvals and authorizations from any governmental or regulatory authority necessary to consummate the transactions contemplated by the agreement and plan of merger as promptly as practicable.

The approval of the Federal Reserve under the Bank Holding Company Act is generally required for the indirect acquisition of a bank under Section 3 of the Bank Holding Company Act. Section 3 requires the Federal Reserve, when considering a transaction such as this one, to take into consideration the financial and managerial resources of the companies and the banks concerned, including the competence, experience and integrity of its officers, directors and principal shareholders, the future prospects of the companies and banks concerned, their compliance with laws intended to detect and combat money laundering, and the effect of the transaction on the convenience and needs of the communities to be served. In considering financial resources and future prospects, the Federal Reserve will, among other things, evaluate the adequacy of the capital levels of the parties to a proposed transaction and of the resulting institutions. The Federal Reserve, in turn, is required to provide notice to the Office of the Comptroller of the Currency, the regulator of Intercontinental’s sole bank subsidiary, the Bank.

The Bank Holding Company Act prohibits the Federal Reserve from approving a merger if it would result in a monopoly or be in furtherance of any combination or conspiracy to monopolize or to attempt to monopolize the business of banking in any part of the United States or its effect in any section of the country would be substantially to lessen competition or to tend to create a monopoly, or if it would in any other respect result in a restraint of trade, unless the Federal Reserve finds that the anti-competitive effects of the merger are clearly outweighed by the probable effect of the transaction in meeting the convenience and needs of the communities to be served.

In addition, under the Community Reinvestment Act, the Federal Reserve must take into account the record of performance of the depository institution subsidiaries of Coastal and Intercontinental in meeting the credit needs of the communities served by such institutions, including low- and moderate-income neighborhoods.

The merger may not be completed until the 30th day, or with the consent of the relevant agencies, the 15th day, after the date of the Federal Reserve approval, during which period the United States Department of Justice may comment adversely on the merger or challenge the merger on antitrust grounds. The commencement of an antitrust action would stay the effectiveness of the Federal Reserve approval unless a court specifically orders otherwise.

On June 8, 2006, Coastal received Federal Reserve approval to become a bank holding company. That approval is valid for three months. If the acquisition of Intercontinental cannot be consummated prior to September 8, 2006, then Coastal will need to request an extension of its approval from the Federal Reserve. It is unlikely that Coastal will be in a position to consummate the acquisition of Intercontinental prior to the expiration of the regulatory approval and Coastal intends to request an extension of its approval from the Federal Reserve. There is no guarantee that the Federal Reserve would be willing to grant such an extension.

Status of Applications and Notices

Coastal and Intercontinental have either filed or intend to complete the filing promptly after the date of this proxy statement of all required applications and notices with applicable regulatory authorities in connection with the merger by the date of this proxy statement. There can be no assurance that all requisite approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial conditions, results of operations or business of Intercontinental or Coastal after completion of the merger. If any such condition or requirement is imposed, either Intercontinental or Coastal may elect not to consummate the merger.

Consequences if Merger Proposal is Not Approved

If the merger proposal is not approved by the stockholders, Coastal Merger Corp. will not merge with Intercontinental, and Coastal will be liquidated if it does not complete the business combination prior to February 18, 2007.

If the merger is not consummated, Intercontinental will continue to operate as a private company.

Vote Required to Approve the Merger Proposal

The approval of the merger agreement and the transactions contemplated by the merger agreement will require the affirmative vote of the holders of a majority of the outstanding shares of Coastal common stock on the record date.

Recommendation of the Coastal Board of Directors

After careful consideration, Coastal’s board of directors has determined unanimously that the merger is fair to and in the best interests of Coastal and its stockholders. Coastal’s board of directors has approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement and unanimously recommends that you vote or give instructions to vote “FOR” the proposal to adopt the merger proposal.

THE MERGER AGREEMENT

The following summary of the material provisions of the merger agreement is qualified by reference to the complete text of the merger agreement, a copy of which is attached as Annex A to this proxy statement. The following summary describes the merger agreement. All stockholders are encouraged to read the merger agreement in its entirety for a more complete description of the terms and conditions of the merger.

Structure of the Merger

At the effective time of the merger, Coastal Merger Corp. will be merged with and into Intercontinental. Intercontinental will continue as the surviving corporation and a wholly-owned subsidiary of Coastal.

Closing and Effective Time of the Merger

The closing of the merger will take place no later than ten days following the satisfaction of the conditions described below under “The Merger Agreement – Conditions to the Completion of the Merger”, unless Coastal and Intercontinental agree in writing to another time.

The merger will become effective at the time the articles of merger are filed with the Texas Secretary of State, or at a later time agreed to by Coastal and Intercontinental in the articles of merger. The articles of merger will be filed at the time of the closing or as soon as practicable thereafter.

Name; Headquarters

After completion of the merger:

•

the corporate headquarters and principal executive offices of the combined company will be located at 6810 Military Drive West, San Antonio, Texas 78227, which is currently Intercontinental’s corporate headquarters; and

•

Coastal’s outstanding common stock, warrants and units are currently quoted on the Over-the-Counter Bulletin Board. Coastal will use its best efforts to cause its outstanding shares of common stock and warrants to be approved for listing on a national stock exchange or market following the consummation of the merger; and

•

Coastal and Intercontinental will cause the common stock, warrants and units of Coastal outstanding prior to the merger, which are traded on the OTCBB, to continue trading on the OTCBB. Coastal will use its best efforts to cause its outstanding shares of common stock, units and warrants to be approved for listing on a national stock exchange or market following the consummation of the merger. In the event Coastal’s common stock, units and warrants are listed on a national exchange or market, the symbols will change to ones determined by the board of directors and the trading medium that are reasonably representative of the corporate name or business of the combined company.

Merger Consideration

As a result of the merger, each share of common stock of Intercontinental will be converted into the right to receive a pro rata share of an aggregate of approximately $16,825,125, subject to adjustments as set forth below. In addition, Intercontinental had approximately $3,874,875 in long term debt as of December 31, 2005. The aggregate cash consideration to be received by the holders of Intercontinental common stock will be adjusted as follows:

•

it will be decreased by the amount by which Intercontinental’s shareholders’ equity at closing is less than $5.4 million; excluding, for purposes of this determination, costs related to the merger, compensation expense related to the exercise of options by Mr. Pritchard, and unrealized losses in the Bank’s portfolio of securities held for sale (the Bank had stockholder’s equity of approximately $9.0 million as of June 30, 2006);

•

it will be increased by the amount, if any, of $2,500 per day for each day that the closing of the merger occurs after August 15, 2006 and until October 5, 2006 and $5,000 per day for each day that the closing of the merger occurs after October 6, 2006; and

•

it will be increased by the aggregate amount of the regularly scheduled principal payments on Intercontinental’s long term debt subsequent to December 31, 2005.

Exchange of Certificates

Immediately prior to the consummation of the merger, the holders of Intercontinental common stock will surrender certificates that formerly evidenced shares of Intercontinental common stock. On the closing date, the merger consideration for each share of Intercontinental common stock shall be distributed to the holder thereof by Coastal in immediately available funds by wire transfer, to accounts designated by the holders of Intercontinental common stock by written notice to Coastal given at least five business days prior to the closing date.

Representations and Warranties

The merger agreement contains a number of generally reciprocal representations and warranties that each of Intercontinental and Coastal made to the other. These generally reciprocal representations and warranties relate to:

•

organization, standing, and power;

•

subsidiaries and equity interests;

•

capital structure;

•

authorization, execution, delivery, and enforceability of the merger agreement;

•

absence of conflicts or violations under organizational documents, certain agreements and applicable laws or decrees, as a result of the contemplated transaction, and receipt of all required consents and approvals;

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information supplied for inclusion in this proxy statement; and

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absence of certain changes or events since December 31, 2005.

Intercontinental also makes representations to Coastal regarding:

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taxes;

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employee benefit plans;

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litigation;

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compliance with applicable laws;

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contracts, debt instruments;

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absence of brokers;

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real property;

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related party transactions;

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employee compensation;

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environmental liability;

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regulatory compliance;

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privacy policy;

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deposits;

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investments;

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accounting controls;

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Bank Secrecy Act, Foreign Corrupt Practices Act, and U.S.A. Patriot Act;

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completeness and truthfulness of the information and provisions in the merger agreement;

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accuracy of the information contained in the financial statements, and the absence of undisclosed liabilities;

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net operating loss carryforwards; and

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obligations related to trust preferred securities.

Coastal also makes representations to Intercontinental regarding:

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filings with the Securities and Exchange Commission and the accuracy and completeness of the information contained in those filings, including the financial statements and the lack of undisclosed liabilities; and

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amount of funds contained in the trust account, and the termination after the merger of the obligation to liquidate.

Materiality and Material Adverse Change

Many of the representations and warranties made by Intercontinental are qualified by materiality or material adverse change. For the purposes of the merger agreement, a material adverse change means a material adverse change in the financial condition, properties, reserves, results of operations or business prospects of Intercontinental, the Delaware BHC or the Bank. A change or effect is excluded from having a material adverse change with respect to Intercontinental, the Delaware BHC or the Bank if it arises out of or is related to:

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changes resulting from changes in generally accepted accounting principles or regulatory accounting principles;

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changes in general levels of interest rates; or

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other events or changes affecting the banking industry as a whole, except to the extent that such events or changes affect the Bank to a greater degree than other similar size bank holding companies or banks.

Interim Operations of Coastal and Intercontinental

Interim covenants relating to Intercontinental. Under the merger agreement, Intercontinental has agreed, and Intercontinental has agreed to cause the Delaware BHC and the Bank, prior to completion of the merger, to conduct its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, except as expressly permitted by the merger agreement or related agreements. In addition to this agreement regarding the conduct of business generally, subject to specified exceptions, Intercontinental has agreed that it:

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will not introduce any new material method of management or operation;

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will not change any material lending, investment, underwriting, risk and asset liability management and other material banking and operating policies;

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will not take any action that would, or that could reasonably be expected to, result in a material adverse change or, result in any of its representations and warranties in the merger agreement to be inaccurate at the time of closing;

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will not cause or allow the loss of insurance coverage;

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will not declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock;

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will not split, combine or reclassify any of its shares of capital stock or issue or authorize the issuance of any other securities in respect of, or in lieu of or in substitution for its capital stock;

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will not purchase, redeem or retire shares of its capital stock or other securities;

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will not amend its organizational documents;

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will not acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any equity interest in or business of any bank, thrift, corporation, partnership, or other entity, or any assets other than purchases of loans not in excess of $250,000 in the aggregate;

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will not amend any agreement or engage in any transaction with any affiliated person or allow such persons to withdraw any assets from the Bank;

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will not enter into, terminate, cancel or surrender any contract, lease or other agreement;

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will not hire any officer or other person with an annual compensation in excess of $40,000 or make any increase in compensation, commission, bonus or other direct or indirect remuneration payable, or pay or agree to pay, any bonus, extra compensation, pension or severance or vacation pay, to any director, officer or employee, or enter into any employment or consulting contract or other agreement with any director, officer or employee, except as may be required by law, any employee plan currently in effect or the 2006 budget;

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will not amend or supplement the retention bonus plan currently in effect;

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will not make or agree to make any new capital expenditure or expenditures, except that Intercontinental may make such an expenditure so long as the expenditure does not exceed $25,000 in the aggregate;

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will not sell, transfer, lease, license, mortgage, encumber, terminate, assign, sublease, or otherwise subject to any lien or encumbrance any material assets, deposits, lines of business or properties except in the ordinary course of business;

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will not make any change in its accounting methods, principles or practices, except as required by a change in general accepted accounting principles or regulatory accounting principles;

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will not sell any investment securities;

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will not purchase any investment securities, except for instruments of the United States Treasury with maturities of two years or less;

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will not make or alter any of the material terms of any loan to any single borrower in excess of $250,000, or renew or extend the maturity of any loan to any single borrower in excess of $250,000 or increase the aggregate credit outstanding to any single borrower by more than $250,000;

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will not extend, make or alter any material terms of any loan that is past due or classified as non-accrual or extend, make or alter any of the material terms of any loan to any single borrower that has any other loan or indebtedness owing to the Bank that is past due or classified as non-accrual; and

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will promptly advise Coastal orally and in writing of any change or event that has or could reasonably be expected to result in a material adverse change.

Acquisition Proposal

The merger agreement contains detailed provisions prohibiting Intercontinental from seeking an alternative acquisition proposal. The no solicitation covenant of Intercontinental generally prohibits Intercontinental, as well as its officers, directors, employees, financial advisors, representatives or agents, from taking any action to solicit an merger proposal as described on pages 32-33 of the merger agreement.

Coastal Stockholders’ Meeting

Coastal has agreed to call and hold a meeting of its stockholders, as soon as practicable after the date of the merger agreement for the purpose of seeking the approval of the merger proposal by its stockholders. Coastal has also agreed that it will, through its board of directors, recommend to its stockholders that they approve the merger proposal.

Access to Information; Confidentiality

Coastal and Intercontinental will, and will cause their respective subsidiaries to, afford to the other party and its representatives prior to completion of the merger reasonable access during normal business hours to all of their respective properties, books, contracts, personnel and records and will promptly provide to the other party a copy of each document filed pursuant to the requirements of the securities laws of any state or the United States, and all other information concerning its business, properties and personnel as the other party reasonably requests. The information will be held in confidence to the extent required by the provisions of the confidentiality agreement between the two parties.

Reasonable Efforts; Notification

Coastal and Intercontinental have agreed that they will use all reasonable efforts to take all actions, and to do all things necessary, proper or advisable to consummate the merger and the transactions contemplated by the merger agreement in the most expeditious manner practicable. This includes:

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obtaining all necessary actions or nonactions, waivers, consents and approvals from governmental entities and making all necessary registrations and filings, including filings with governmental entities, if any, and taking all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental entity;

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obtaining all necessary consents, approvals or waivers from third parties;

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defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging the merger agreement or any other agreement contemplated by the merger agreement or the consummation of the merger or other transactions contemplated by the merger agreement, including seeking to have any stay or temporary restraining order entered by any court or other governmental entity vacated or reversed; and

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executing and delivering any additional instruments necessary to consummate the merger or other transactions contemplated by the merger and to fully carry out the purposes of the merger agreement and the transaction agreements contemplated by the merger agreement.

Fees and Expenses

Except as specifically provided in the merger agreement, all fees and expenses incurred in connection with the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring such expenses, whether or not the merger is consummated.

Public Announcements

Coastal and Intercontinental have agreed that they will not make any public disclosure or announcement with respect to the merger without the prior consent of the other party, except as required by law and consistent with Coastal’s prior disclosure practices or as necessary to secure regulatory approval of the merger.

Quotation or Listing

Coastal’s outstanding common stock, warrants and units are currently quoted on the Over-the-Counter Bulletin Board. Coastal will use its best efforts to cause its outstanding shares of common stock, warrants and units to be approved for listing on a national securities exchange or market following the consummation of the merger.

Tax Treatment

The merger of Coastal Merger Corp. with and into Intercontinental with Intercontinental surviving will be treated as a taxable sale of the Intercontinental common stock to Coastal for United States federal income tax purposes.

Conditions to the Completion of the Merger

Each of Coastal’s and Intercontinental’s obligation to effect the merger is subject to the satisfaction or waiver of specified conditions before completion of the merger, including the following:

Conditions to Coastal’s and Intercontinental’s Obligation

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the receipt of the Coastal stockholder approval;

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the receipt of the Intercontinental stockholder approval;

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the absence of any order or injunction preventing consummation of the merger;

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the absence of any suit or proceeding by any governmental entity or any other person challenging the merger or seeking to obtain from Coastal or Intercontinental any damages;

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Coastal, Intercontinental and Pritchard Premises Company, LLC shall have entered into an Asset Purchase Agreement in the form attached to the merger agreement;

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at the special meeting, holders of less than 20% of the shares of common stock issued in Coastal’s initial public offering will have voted against the adoption of the merger proposal and demanded that Coastal convert their shares into a pro rata portion of the trust account in which a substantial portion of the net proceeds of Coastal’s initial public offering are held; and

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at the time of consummation of the merger, the board of directors of Coastal must determine that the fair market value of Intercontinental is at least 80% of the net assets of Coastal.

Conditions to Coastal’s Obligation

The obligation of Coastal to effect the merger is further subject to the following conditions:

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Intercontinental’s representations and warranties in the merger agreement that are qualified as to materiality must be true and correct and those not qualified as to materiality must be true and correct in all material respects, as of the date of completion of the merger, except for representations and warranties in the merger agreement that address matters as of another date, which must be true and correct as of that other date, and Coastal must have received a certificate from the president of Intercontinental to that effect;

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Intercontinental must have performed in all material respects all obligations required to be performed by it under the merger agreement and Coastal must have received a certificate from the president of Intercontinental to that effect;

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there must not have occurred since the date of the merger agreement any material adverse change on Intercontinental;

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Coastal shall have obtained the approval of the Board of Governors of the Federal Reserve System and the additional regulatory approvals set forth in the merger agreement;

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Steven J. Pritchard shall have entered into an employment agreement in the form attached to the merger agreement;

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Brent Byers shall have entered into an employment agreement in the form attached to the merger agreement;

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counsel for Intercontinental shall have delivered a legal opinion substantially in the form attached to the merger agreement, which generally opines as to the organization, existence and good standing of Intercontinental, the Delaware BHC and the Bank, the necessary approvals of the merger agreement by Intercontinental, the lack of certain conflicts arising from the merger agreement and the capitalization of Intercontinental, the Delaware BHC and the Bank; and

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Intercontinental shall have obtained the consents of one lender and one service provider prior to the merger.

Conditions to Intercontinental’s Obligation

The obligation of Intercontinental to effect the merger is further subject to the following conditions:

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Coastal’s representations and warranties in the merger agreement that are qualified as to materiality must be true and correct and those not qualified as to materiality must be true and correct in all material respects, as of the date of completion of the merger, except for representations and warranties that address matters as of another date, which must be true and correct as of that date, and Intercontinental must have received a certificate from the chief executive officer of Coastal to that effect; and

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Coastal must have performed in all material respects all obligations required to be performed by it under the merger agreement and Intercontinental must have received a certificate from the chief executive officer of Coastal to that effect.

If permitted under applicable law, either Intercontinental or Coastal may waive conditions for the benefit of itself and its stockholders and complete the merger even though one or more of these conditions have not been met. We cannot assure you that all of the conditions will be satisfied or waived or that the merger will occur.

Employment Agreements

In connection with the merger agreement, on April 5, 2006, Coastal, Intercontinental and the Bank entered into an employment agreement with Richard E. Burciaga, whereby Mr. Burciaga will be employed for a term of three years as the president of Coastal and the president and chief executive officer of the Bank, beginning on the date on which the merger is consummated. Pursuant to the employment agreement, Mr. Burciaga will receive an annual salary of $200,000 and will be eligible for a cash bonus of up to 45% of his base salary. Upon consummation of the merger, Mr. Burciaga will receive a fee of $25,000 for consulting services provided prior to closing of the merger, a grant of options to purchase 150,000 shares of Coastal common stock (which will vest ratably over a four-year period) and a grant of 55,000 shares of restricted stock in Coastal, pursuant to a restricted stock agreement (which will vest ratably over a three-year period).

In addition, on April 5, 2006, Intercontinental and the Bank entered into an employment agreement with Steven J. Pritchard whereby, subject to the consummation of the merger, Mr. Pritchard will be employed for a term of three years as the president of the San Antonio Division of the Bank and as an executive vice president of the Bank beginning on the date on which the merger is consummated. Pursuant to the employment agreement, Mr. Pritchard will receive an annual salary of $181,000 and will be eligible for a cash bonus of up to 40% of his base salary. Upon consummation of the merger, Mr. Pritchard will receive a grant of options to purchase 75,000 shares of Coastal common stock (which will vest ratably over a four-year period) and a grant of 25,000 shares of restricted stock in Coastal, pursuant to a restricted stock agreement, which will vest ratably over a three-year period. In addition, for the first year following termination of employment, Mr. Pritchard will not, within Mexico, engage in competition with the Bank, or solicit or attempt to solicit customers of the Bank, or solicit or attempt to solicit persons or entities that are not customers of the Bank, but that were customers of the Bank or are prospective customers of the Bank. For the second and third years following termination of employment, Mr. Pritchard will not within Mexico where the Bank has customers or has previously had customers, (a) engage in competition with the Bank, or, solicit or attempt to solicit customers of the Bank, or (b) solicit persons or entities that are not customers of the Bank, but that have been customers of the Bank or that were prospective customers of the Bank previously solicited by the Executive; provided, however, that clause (a) shall not apply in the third year.

With certain exceptions applicable to independent representatives who on occasion work with the Bank, Mr. Pritchard also agrees that he will not (a) recruit, hire, or attempt to recruit or hire, directly or by assisting others, any other employees or independent representatives of the Bank, nor shall he contact or communicate with any other employees or independent representatives of the Bank for the purpose of inducing other employees or independent representatives to terminate their employment or relationship with the Bank; or (b) solicit, directly or by assisting others, the banking business of any customers of the Bank as of the date of such termination.

On April 28, 2006, the Bank entered into an employment agreement with Brent Byers, who currently serves as the senior vice president and chief operations officer of the Bank, whereby, subject to the consummation of the merger, Mr. Byers will be employed with the Bank for a term of three years. Pursuant to the employment agreement, Mr. Byers will continue to serve as the senior vice president and chief operations officer of the Bank. Mr. Byers will be entitled to a base salary of $84,000; will receive an initial stock option grant of 20,000 shares with a market exercise price set immediately after announcement of the consummation of the merger; and will receive an annual cash bonus targeted at 20% of base salary pursuant to a formula to be determined annually by a compensation committee of the board of directors. Mr. Byers will be entitled to participate in all benefit programs established and made available to employees, if any.

On August 8, 2006, Cary M. Grossman entered into an employment agreement with the combined company whereby, subject to the consummation of the merger, Mr. Grossman will continue to serve as chief executive officer and chairman of the board of Coastal for a term of three years. Mr. Grossman will be entitled to a base salary of $225,000; will receive an initial stock option grant for 75,000 shares with a market exercise price set immediately after announcement of the consummation of the merger; and will receive an annual cash bonus targeted at 50% of base salary pursuant to a formula to be determined annually by a compensation committee of the board of directors. Mr. Grossman will be entitled to participate in all benefit programs established and made available to employees, if any.

Subscription Agreement

On April 5, 2006, Coastal entered into a subscription agreement with Mr. Pritchard, whereby Mr. Pritchard agreed to purchase 74,075 shares of Coastal’s common stock at a price of $6.75 per share, effective upon the consummation of the merger. Coastal may allow Mr. Pritchard to fulfill the obligation by purchasing such shares in the open market, either before or after the consummation of the merger. Such purchases may occur at prices less than $6.75 per share.

Asset Purchase Agreement

On April 5, 2006, Intercontinental entered into an asset purchase agreement with Pritchard Premises Co., LLC, an affiliate of Mr. Pritchard, whereby Intercontinental will purchase certain assets and real property currently owned by Pritchard Premises Co., LLC and leased to the Bank immediately prior to the consummation of the merger for the purchase price of approximately $800,000.

Support and Release Agreement

Intercontinental, Coastal, and the shareholders of Intercontinental have entered into a support and release agreement, pursuant to which each shareholder agrees (i) to use his reasonable efforts to refrain from harming the goodwill of Coastal, Intercontinental and the Bank, and their respective subsidiaries, and their respective customer and client relationships, and (ii) for a period three years after the merger, not to solicit the banking business of any Bank customer, or, within Bexar County, Texas, (a) acquire any shares of capital stock of, charter, operate or enter into any franchise or other management agreement with any financial institution, (b) serve as an officer, director, employee, agent or consultant to any financial institution, or (c) establish or operate a branch or other office of a financial institution. In addition, Intercontinental’s shareholders agree not to recruit, hire, assist others in recruiting or hiring, discuss employment with, or refer others concerning employment, any person who is, or within the preceding 12 months was, an employee of Intercontinental, the Bank or any of their subsidiaries. Intercontinental’s shareholders further agree that each shareholder, for a period of two years from the merger, will make a good faith effort to maintain any existing banking and deposit relationship or relationships with the Bank in a manner consistent with how such relationships have been historically maintained. Finally, pursuant to the support and release agreement, the shareholders acknowledge that they have no knowledge of the existence of any claims or defenses, personal or otherwise, or rights of set off they may have against the Company, the Bank, or their subsidiaries.

Termination

Termination by Either Intercontinental or Coastal

Either Intercontinental or Coastal may terminate the merger agreement if:

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the merger is not consummated on or before October 27, 2006;

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if any of the transactions contemplated by the merger agreement are disapproved by any governmental entity whose approval is required to consummate the transactions or any governmental entity issues an order, decree or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the merger and such order, decree, ruling or other action will have become final and nonappealable; or

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at the special meeting, the Coastal stockholder approval is not obtained or the holders of 20% or more of the shares of common stock issued in Coastal’s initial public offering have voted against the merger and demanded that Coastal convert their shares into cash pursuant to the terms of Coastal’s certificate of incorporation.

Termination by Coastal

Coastal may terminate the merger agreement if:

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Coastal determines that any necessary regulatory approval will not be obtained;

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any material adverse change has occurred at Intercontinental since the date of the merger agreement;

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Intercontinental fails to comply with any of its covenants or agreements and such failure to comply cannot be or has not been cured within 30 days after written notice from Coastal; or

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Intercontinental seeks an alternative acquisition proposal prohibited in the merger agreement.

Termination by Intercontinental

Intercontinental may terminate the merger agreement if:

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Coastal fails to comply in any material respects with any of its covenants or agreements contained in the merger agreement and such failure to comply cannot be or has not been cured within 30 days after written notice from Intercontinental.

Effect of Termination

In the event of termination by either Coastal or Intercontinental, the merger agreement will become void and have no effect, without any liability or obligation on the part of Coastal, Coastal Merger Corp., Intercontinental, the Delaware BHC or the Bank, except in connection with:

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the termination fee provision; and

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the remedy provisions.

Termination Fee and Expenses

Coastal will pay Intercontinental a termination fee of $200,000, plus legal fees and certain additional amounts actually incurred by Intercontinental up to the date of termination if:

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either Intercontinental or Coastal terminate the merger agreement as a result of Coastal’s stockholders failing to approve the merger or 20% or more of Coastal’s stockholders electing to have their shares of common stock converted to cash; or

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Intercontinental terminates the merger agreement as a result of the merger not being consummated by October 27, 2006, or as a result of Coastal breaching or failing to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement.

Intercontinental will pay Coastal a termination fee of $200,000, plus legal fees and the fees of any accountants actually incurred by Coastal up to the date of termination, if Intercontinental terminates the merger agreement as a result of:

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Intercontinental incurring a material adverse change;

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Intercontinental breaching or failing to perform in any material respect any of its representations, warranties or covenants contained in the merger agreement; or

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Intercontinental breaching its nonsolicitation agreement.

Assignment

The merger agreement may not be assigned by any party without prior written consent.

Amendment

The merger agreement may be amended by the parties at any time before or after receipt of the approval from Coastal’s stockholders. However, after receipt of the approval from Coastal’s stockholders, the parties will not, without further stockholder approval, amend the merger agreement in a manner that by law requires further approval by the stockholders of Coastal. The merger agreement may not be amended except by an instrument in writing signed on behalf of each of Coastal and Intercontinental.

Extension; Waiver

At any time prior to the consummation of the merger, Coastal and Intercontinental may extend the time for the performance of any of the obligations or other acts, waive any inaccuracies in the representations and warranties or other documents, or waive compliance with any of the conditions in the merger agreement. Any agreement on the part of either Coastal or Intercontinental to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of it. The failure of Coastal or Intercontinental to assert any of its rights will not constitute a waiver.

THE AMENDMENT PROPOSAL

General Description of the Amendment and Restatement of the Certificate of Incorporation of Coastal

The amendment and restatement of the certificate of incorporation of Coastal involves changing Coastal’s name to _________________ and removing the preamble and sections A through E of Article Sixth from the certificate of incorporation from and after the closing of the merger. The provisions being removed related to the protective provisions related to a business combination put in place when we completed our initial public offering as a result of our being a Targeted Acquisition Corporation. These provisions will no longer be applicable to us and Section F of Article Sixth will be redesignated as Article Sixth. The provisions being removed:

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require the submission of a business combination proposal for approval to Coastal’s stockholders regardless of whether it is of a type that would require such approval under the Delaware General Corporation Law;

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provide that a business combination may not be consummated if 20% or more of the shares of common stock issued in Coastal’s initial public offering vote against the business combination and demand that Coastal convert their shares into a pro rata portion of the trust account;

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prevent Coastal from issuing any shares of preferred stock prior to the consummation of a business combination without the consent of the managing underwriters of Coastal’s initial public offering;

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provide for up to 19.9% of the shares of Coastal common stock issued in its initial public offering to be converted into a pro rata portion of the trust fund, if a business combination is approved; and

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provide for Coastal to be liquidated, and the holders of shares of Coastal common stock issued in our initial public offering to receive a pro rata portion of the trust fund, if Coastal does not consummate a business combination by August 18, 2006 or by February 18, 2007, if a letter of intent, agreement in principle or definitive agreement to complete a business combination has been executed by August 18, 2006.

Coastal’s Reasons for the Amendment and Restatement of the Certificate of Incorporation

Coastal’s Board of Directors has concluded that the amendment and restatement of its certificate of incorporation is in the best interests of Coastal’s stockholders. The Coastal board feels that the name ______________ will more accurately reflect the business of the combined company after the merger. Since the combined company will be an operating business, the protective provisions related to Coastal being a Targeted Acquisition Corporation will no longer be necessary.

Consequences if Amendment Proposal is Not Approved

If the merger proposal is not approved by the stockholders, Coastal will not amend and restate its certificate of incorporation.

Vote Required to Adopt the Amendment Proposal

The adoption of the amendment proposal will require the affirmative vote of a majority of the outstanding shares of Coastal’s common stock on the record date. The adoption of the merger proposal is conditioned on the adoption of the amendment proposal and the adoption of the amendment proposal is conditioned on the adoption of the merger proposal. The adoption of neither the merger proposal nor the amendment proposal is conditioned on the adoption of the stock incentive plan proposal or the adjournment proposal. The adoption of the stock incentive plan proposal, however, is conditioned upon the adoption of the merger proposal and the amendment proposal.

Coastal’s Board of Directors’ Recommendation

After careful consideration, Coastal’s board of directors has determined unanimously that the amendment proposal is in the best interests of Coastal and its stockholders. Coastal’s board of directors has approved and declared advisable the amendment proposal and unanimously recommends that you vote or instruct your vote to be cast “FOR” the amendment proposal.

STOCK INCENTIVE PLAN PROPOSAL

Coastal Bancshares Acquisition Corp. 2006 Omnibus Stock Incentive Plan

General

The stock incentive plan is designed to provide us with the flexibility to grant incentive stock options, non-qualified stock options, restricted stock or stock appreciation rights to the directors, executive officers and other individuals employed by or performing services for the combined company. The purpose of the plan is to encourage employees and others providing services to the combined company, the Bank or any affiliate, if any, to increase their efforts to make the combined company more successful, to provide an additional inducement for such individuals by providing the opportunity to acquire shares of common stock on favorable terms and to provide a means through which we may attract, encourage and maintain qualified employees.

The plan will have a term of 10 years. The board of directors will reserve 850,000 shares of common stock for issuance under our stock incentive plan. It is intended that certain options granted under the plan will qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, and other options granted thereunder will be non-qualified stock options. Incentive stock options are eligible for favored tax treatment, while non-qualified stock options do not qualify for such favored tax treatment.

Administration

The plan will be administered initially by the full board of directors, although the administration may, in the future, be delegated to a committee of the full board. The committee will have the authority to grant awards under the plan, to determine the terms of each award, to interpret the provisions of the plan and to make all other determinations that it may deem necessary or advisable to administer the plan. The plan will permit the committee to grant stock options to eligible persons. The committee may grant these options on an individual basis or design a program providing for grants to a group of eligible persons. The committee will determine, within the limits of the plan, the number of shares of common stock subject to an option, to whom an option is granted, the exercise price and forfeiture or termination provisions of each option. Each option will be subject to a separate stock option agreement that will reflect the terms of the option.

Option terms

The plan will provide for the issuance of incentive stock options and non-qualified stock options. The committee will determine whether an option is an incentive stock option or a non-qualified stock option when it grants the option, and the option will be evidenced by an agreement describing the material terms of the option. A holder of a stock option may not transfer the option during his or her lifetime.

The exercise price of an incentive stock option may not be less than the fair market value of the common stock on the date of grant, or less than 110% of the fair market value if the participant owns more than 10% of our outstanding common stock. None of our officers will own more than 10% of our outstanding common stock at the time of the initial stock option grants. When the incentive stock option is exercised, we will be entitled to place a legend on the certificates representing the shares of common stock purchased upon exercise of the option to identify them as shares of common stock purchased upon the exercise of an incentive stock option.

The exercise price of the stock options may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value will be determined based upon any reasonable measure of fair market value. The committee may permit the option holder to pay the exercise price in cash or, upon conditions established by the committee, by delivery of shares of our common stock that had been owned by the participant for at least six months prior to the date of exercise.

The term of an option will be specified in the applicable stock option agreement. The term of an incentive stock option may not exceed ten years from the date of grant; however, any incentive stock option granted to a participant who owns more than 10% of our outstanding common stock will not be exercisable more than five years after the date the option is granted. None of our officers will own more than 10% of our outstanding common stock at the time of the initial stock option grants.

Subject to any further limitations in the applicable stock option agreement, if a participant’s employment is terminated, an incentive stock option will expire and become unexercisable no later than three months after the date of termination of employment. If, however, termination of employment is due to death or disability, up to one year may be substituted for the three-month period. Incentive stock options are also subject to the further restriction that the aggregate fair market value, determined as of the date of the grant, of common stock as to which any incentive stock option first becomes exercisable in any calendar year is limited to $100,000 per recipient. If incentive stock options covering common stock with a value in excess of $100,000 first become exercisable in any one calendar year, the excess will be treated as non-qualified stock options. For purposes of determining which options, if any, have been granted in excess of the $100,000 limit, options will be considered in the order they were granted.

Termination of options

The terms of a particular option agreement may provide that the options will terminate, among other reasons, upon the holder’s termination of employment or other status with us, upon a specified date or upon the holder’s death or disability. The stock option plan will provide that if the holder dies or becomes disabled, the holder’s estate or personal representative may exercise the option within 12 months of the date of death or disability. The stock option plan will provide that if the holder retires, the holder may exercise the option within three months of the date of termination or retirement. The committee designated to administer our stock option plan may, within the terms of the plan and the applicable stock option agreement, cancel, accelerate, pay or continue an option that would otherwise terminate for the reasons discussed above. The stock incentive plan will provide that our primary federal regulator may require holders of stock options to exercise or forfeit such options if our capital falls below minimum requirements.

Restricted Stock Awards. The board of directors may grant awards of restricted stock to any eligible person, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant. The terms and conditions of restricted stock shall be specified in the award. The board of directors, in its sole discretion, shall determine what rights, if any, the person to whom an award of restricted stock is made shall have in the restricted stock during the period in which the restricted stock is subject to restrictions (the “Restriction Period”) and the restrictions applicable to the particular award. The board of directors may accelerate the date on which restrictions lapse with respect to any restricted stock. During the Restricted Period, the certificates representing the restricted stock will be registered in the holder’s name, will bear a restrictive legend, and will be deposited with the combined company, together with any distributions on the restricted stock.

Stock Appreciation Rights. The plan allows for the grant of SARs in tandem with a stock option. SARs give a holder the right to receive the appreciation in the fair market value of the related award between the award grant date and the exercise date, payable in either cash or in reserved shares having a fair market value equal to the appreciation in value. An SAR is transferable only to the extent, if any, provided in the agreement evidencing the SAR, or if granted with respect to a related option performance award, only to the extent, if any, that such option or performance award is transferable, and under the same conditions. The board of directors will determine the terms and conditions of the SARs.

Recapitalizations and reorganizations

The stock incentive plan provides for appropriate adjustment, as determined by the committee, in the number and kind of shares and the exercise price subject to unexercised options in the event of any change in the outstanding shares of common stock by reason of any subdivision or combination of shares, payment of a stock dividend or other increase or decrease in the number of outstanding shares effected without the receipt of consideration. In the event of specified corporate reorganizations, the committee may, within the terms of the plan and the applicable stock option agreement, substitute, cancel (with or without consideration), accelerate, remove restrictions or otherwise adjust the terms of outstanding options or assume options of another issuer.

Amendment and termination of the plan

The board of directors has the authority to amend or terminate the plan. The board of directors is not required to obtain shareholder approval to amend or terminate the plan but may condition any amendment or termination of the plan upon shareholder approval if it determines that shareholder approval is necessary or appropriate under tax, securities or other laws. The board’s action may not adversely affect the rights of a holder of a stock option without the holder’s consent.

Federal income tax consequences

The following discussion outlines generally the federal income tax consequences of participation in the stock incentive plan. Individual circumstances may vary, and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the plan.

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Incentive stock options. A participant will not be taxed upon the grant or exercise of all or any portion of an incentive stock option. Instead, the participant will be taxed when he or she sells the shares of common stock purchased upon exercise of the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the common stock and the amount for which he or she sells the common stock. If the participant does not sell the shares of common stock prior to two years from the date of grant of the incentive stock option and one year from the date the common stock is transferred to him or her, any gain will be a capital gain, and we will not be entitled to a corresponding deduction. If the participant sells the shares of common stock at a gain before that time, the difference between the amount the participant paid for the common stock and the lesser of its fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income, and we will be entitled to a corresponding deduction. If the participant sells the shares of common stock for less than the amount he or she paid for the stock prior to the one- or two-year period indicated, no amount will be taxed as ordinary income, and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant’s liability for, the alternative minimum tax.

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Non-qualified stock options. A participant will not be taxed upon the grant of a non-qualified stock option or at any time before the exercise of the option or a portion of the option. When the participant exercises a non-qualified stock option or portion of the option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and we will then be entitled to a corresponding deduction. Depending upon the time period for which shares of common stock are held after exercise of a non-qualified stock option, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified stock option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of such shares when the non-qualified stock option was exercised.

Effect of Approval of the Stock Incentive Plan Proposal

Approval by the Coastal stockholders of the stock incentive plan proposal will permit the compensation committee of the combined company the ability to make equity compensation awards in the form of stock options, restricted stock grants or stock appreciation rights to directors, executives, officers and other individuals employed by or performing services for the combined company. If the stock incentive plan proposal is not approved, the compensation committee will not have sufficient shares to make grants of equity compensation settled in stock to key employees for 2006.

Vote Required to Adopt the Stock Incentive Plan Proposal

The adoption of the stock incentive plan proposal will require the affirmative vote of the holders of a majority of the shares of Coastal common stock present in person or represented by proxy at the special meeting.

The adoption of neither the merger proposal nor the amendment proposal is conditioned on the adoption of the stock incentive plan proposal or the adjournment proposal. The adoption of the stock incentive plan proposal, however, is conditioned upon the adoption of the merger proposal and the amendment proposal.

Coastal’s Board of Directors’ Recommendation

After careful consideration, Coastal’s board of directors has determined unanimously that the stock incentive plan proposal is fair to, and in the best interests of, Coastal and its stockholders. Coastal’s board has unanimously approved and declared advisable the stock incentive plan proposal and unanimously recommends that you vote or instruct your vote to be cast “FOR” the stock incentive plan proposal.

INFORMATION ABOUT INTERCONTINENTAL

Overview

Intercontinental Bank Shares Corporation, or Intercontinental, owns 100% of Intercontinental Bank Shares Corporation of Delaware, a Delaware corporation, or the Delaware BHC, which, in turn, owns 100% of Intercontinental National Bank, or the Bank, a national bank chartered under the laws of the United States with its principal office in San Antonio, Texas. Intercontinental’s principal asset is its investment in the Delaware BHC. The Delaware BHC’s only significant asset is its investment in the Bank. The Bank was founded in San Antonio, Texas in 1964 and was acquired by its current shareholders’ in September 1999.

Intercontinental operates in one business segment, as a commercial bank. Its business is conducted through the Bank’s three branches in San Antonio, Texas. In addition, the Bank is licensed to originate loans in Mexico. Intercontinental is one of only 14 banks chartered in the U.S., and one of only two U.S. chartered community banks, registered with the Mexican Ministry of Finance and Public Credit (Secretaria de Hacienda y Crédito Publico) to operate a Financial Intermediary Representation Office (Oficina de Representación de Intermediario Financiero) in Mexico. This registration allows the Bank to competitively originate loans to Mexican citizens and companies due to the lower tax withholding rate available to Mexican borrowers on the interest paid to a foreign registered bank. The Bank provides commercial and private banking services, including holding various types of interest bearing and non-interest bearing customer deposits and making commercial and consumer loans.

From September 1999, when Intercontinental was acquired by its current owners, through December, 2003, the Bank grew from $58.6 million in assets to $104.5 million in assets, a compounded annual growth rate of 15.6%. From fiscal year end 2003 through fiscal year end 2005 the Bank’s size has grown from $104.5 million in assets to $109 million in assets, or 2.4% per annum. Management of the Bank attributes the limited growth in recent years to capital constraints which limited its ability to attract and retain quality business development personnel and its ability to open or acquire additional branch locations in its market areas.

Products and Services

The Bank is a full service commercial bank. It accepts business and commercial checking, savings, money market and time deposits, and makes commercial loans and consumer loans, including real estate mortgage loans for commercial properties and second home/resort properties.

Lending Business

Utilizing its proximity to the U.S./Mexico border and San Antonio’s status as a gateway to Mexico, Intercontinental focuses on both domestic and international loan business, in the case of international loans, utilizing proven, and in some cases proprietary lending practices, to guard credit quality. The Bank’s low loan loss history demonstrates the care taken in the loan underwriting process. The Bank focuses primarily on commercial loans with some consumer lending. The composition of the Bank’s loan portfolio is as follows:

	December 31,				June 30, 2006 (unaudited)
	2004		2005
	Amount	Percent(1)	Amount	Percent(1)	Amount	Percent(1)

Commercial and industrial	$4,632	6.11	$4,514	6.11	$4,070	5.67
Real estate
Construction and land development	1,177	1.55	1,947	2.63	2,158	3.01
1-4 family residential	5,135	6.77	4,576	6.19	4,372	6.09
Commercial mortgages	19,973	26.35	17,301	23.41	15,501	21.61
Home equity and other consumer	—	—	135	0.18	135	0.19
Consumer	948	1.25	575	0.78	457	0.64
Resort home loans	7,016	9.26	9,822	13.29	10,623	14.81
Loans to foreign borrowers	36,923	48.71	35,043	47.41	34,420	47.98
	$75,804	100.00	$73,913	100.00	$71,736	100.00

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1)

Percentages indicate the percent of each type of loan to the total loan portfolio.

Resort home loans listed above represent loans made under the company’s Mortgage Loan Program for U.S. Citizens purchasing second homes in Mexico or similar types of loans. This program continues to grow and is explained below.

As more fully explained below, the Tri-Party Deposit-Backed Loan program has allowed the Bank to develop a niche in Mexico. The Bank also utilizes Ex-Im insurance to protect its exposure in the international market. Loans to foreign borrowers included above are as follows:

As of December 31,

2004	Mexico	% of Assets	Cameroon	% of Assets

Commercial, Cash Secured	$35,019	29.99%	$—	—
Commercial, Ex-Im Bank Insured	1,904	1.63%	—	—
Foreign Outstandings	$36,923	31.62%	$—	—

2005	Mexico	% of Assets	Cameroon	% of Assets

Commercial, Cash Secured	$30,920	28.11%	$—	—
Commercial, Ex-Im Bank Insured	3,697	3.36%	426	0.39%
Foreign Outstandings	34,617	31.47%	426	0.39%

As of June 30, 2006 (unaudited)	Mexico	% of Assets	Cameroon	% of Assets

Commercial, Cash Secured	$28,740	20.92%	$—	—
Commercial, Ex-Im Bank Insured	5,170	4.13%	510	0.37%
Foreign Outstandings	33,910	25.05%	510	0.37%

In addition to its representative offices in Mexico, the Bank is active in the organizations established in San Antinio that promote and refer international business; including the Free Trade Alliance, City of San Antonio International Department and the Hispanic Chamber Of Commerce.

Three different lending products are responsible for the majority of the Bank’s international business:

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Tri-Party Deposit-Backed Loans;

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S. Government Insured Loans through the Export-Import Bank of the United States; and,

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The Mortgage Loan Program for U.S. Citizens Purchasing Second Homes in Mexico.

The Tri-Party Deposit-Backed Loan Program

The Tri-Party Deposit-Backed Loan Program has been an important international business generator for the Bank, representing approximately 42% of its loan portfolio as of December 31, 2005. The parties include a depositor, a borrower, and a guarantor. Often, the depositor and guarantor are related parties. This program involves a financial structure which allows the borrowing tri-party group, through tax benefits, to substantially reduce the cost to the borrower between the Bank’s loan interest rate and the borrower’s earnings on the deposit securing the related loan. The program allows borrowers to deduct the interest paid to the Bank on loans and provides the Bank with a foreign tax credit, reducing its effective tax rate in the U.S. The program provides the Bank with a fixed spread between the interest paid on the deposit and the interest charged on the related loan. It allows the borrower to use the borrowed funds internationally while the Bank maintains the deposit. Mexican citizens often expatriate money to the U.S.; occasionally through investment vehicles that are located offshore due to favorable IRS withholding tax regulations for interest earned on accounts held in U.S. banks. Rather than repatriating these funds, the Tri-Party Deposit-Backed Loan Program provides a method for Mexican citizens, their related entities, and friends or family to borrow the money from the Bank with a guarantee of the loan by the depositor. By eliminating the need for the customer to repatriate U.S. dollar denominated investments the customer is also able to reduce the risk of foreign currency devaluation. Because of the fully secured nature of the loan, the net interest margin on these loans (the difference between the interest received and the guaranty fees and interest paid on deposits pledged) are typically less than the net interest margin on domestic loans. The lower net interest margin is partially offset by the fact that there is no loan loss reserve requirement on these loans and that they have a low cost of administration due to the simplicity of their documentation and payment processing, and the foreign tax credit received by Intercontinental on this foreign source income. The Tri-Party Deposit-Backed Loan Program has been in place for over 15 years and the Bank has never incurred a loss on a loan made through this program.

U.S. Government Insured Loans through the Export-Import Bank

The Bank’s U.S. Government loans insured through the Export-Import Bank represents approximately 7% of the Bank’s loan portfolio as of December 31, 2005. This business has been growing since November 2000, when the Bank received its Delegated Authority designation from the Export-Import Bank. The Bank began marketing this program after the passage of the North American Free Trade Agreement, which has enhanced San Antonio’s position as a gateway for trade with Mexico and other Latin American countries. There has been a high level of demand for these loan products from U.S. exporters and foreign importers, where the Bank’s management believes that credit is virtually unavailable or cost prohibitive. As of June 30, 2006, the Bank had a back-log of over $950 in loans pending under these programs. The Bank has focused its efforts on smaller denomination loans of $300 to $3 million because the Bank’s management believes that larger U.S. banks that operate internationally do not tend to compete in this market. International business loans are typically time-consuming and more difficult to underwrite. The Bank’s U.S. Government loans insured through the Export-Import Bank currently includes one loan to a borrower in Cameroon, but the Bank has no specific plans to pursue business development or additional borrowers in Cameroon. The Bank’s management believes that because of its expertise developed over its years of doing international business and, more importantly, its independent contractor agreement with one of the Export-Import Bank’s largest agents and packagers, its investment of time and personnel is greatly reduced. Although U.S. government agencies have many international loan products with varying degrees of guarantee, the Bank has limited its lending to only those products with the highest (90% to 100%) guarantees.

Mortgage Loan Program for U.S. Citizens Purchasing Second Homes in Mexico

The Mortgage Loan Program for U.S. citizens purchasing second homes in Mexico has been a successful program for the Bank since its inception in December 2001. The Bank became involved in this program through the purchase of a select seasoned pool of these loans from a mortgage lender that had researched and tested the program for over five years before the Bank purchased its initial pool. The demand for this product is increasing because of the demand for properties in resort areas of Mexico by affluent U.S. citizens seeking to purchase second homes. Management of the Bank believes that there are few sources of long-term, fixed rate financing available to U.S. citizens for these homes. Changes to the laws in Mexico regarding foreign ownership of property in Mexico through the use of a beneficiary trust has made the collateralization of loans of this type feasible. The use of a trust to purchase property in Mexico by foreigners allows the lender to be a co-beneficiary of the trust and in the event of a default permits the lender to take possession of the property without a lengthy and difficult foreclosure process. The mortgage lender from which the Bank purchased its loan pools uses higher than normal credit standards for the borrowers, and a much higher equity investment in the property by the borrower than would normally be required for U.S. second home loans. To date, the Bank has not had any of these loans go into default.

In October 2005 the Bank began a program of originating these loans in-house. Management of the Bank intends to maintain the same high credit standards and equity investments required by the mortgage lender from whom it had been purchasing loan pools. The Bank is focusing its business development for this product for loans in the range of $300,000 to $1 million with loan-to-value ratios between 50% and 65%. Management believes this is an under-served market that has the potential to attract wealthy customers for other services of the Bank. The Bank has developed a network of referral sources in Mexico for these loans and, in so doing, has historically generated a pipeline of loan applications allowing the Bank to select the highest quality of those loans for funding. The Bank mitigates its interest rate risk on these loans by the use of matched funding from the Federal Home Loan Bank advanced program. As of June 30, 2006, the Bank had committed to $1.5 million in funding for this type of loan in addition to the $800 thousand already funded.

Deposits

The composition of the Bank’s deposits is as follows:

	December 31,				June 30, (unaudited)
	2004		2005		2006
	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate

Non-interest bearing
Commercial	$10,109		$17,035		$16,261
Individual	6,602		5,729		6,510
Total non-interest bearing	16,711		22,764		22,771
Interest bearing
Savings and interest checking	12,285	0.50%	10,705	0.81%	9,656	0.79%
Money market	13,115	0.94%	19,272	2.62%	35,915	4.02%
Time deposits over $100,000	9,894	1.96%	9,780	2.83%	7,610	3.78%
Time deposits under $100,000	5,232	1.42%	4,957	2.24%	4,804	3.48%
Loan guaranty savings	31,848	3.69%	34,305	3.67%	29,543	3.44%
Total interest bearing	72,373	2.25%	79,019	2.83%	87,528	3.42%
Total deposits	$89,084		$101,783		$110,299
The Bank has developed both domestic and international deposit sources. Domestic deposits saw an increase of less than 1% while international deposits declined approximately 6.7% from 2004-2005. The decrease in international deposits was generally attributable to the payoff of approximately $4.1 million in tri-party deposit-backed loans and the liquidation of the related collateral loan guaranty savings accounts. The Bank’s international deposits as of December 31, 2005, include approximately $30.4 million, or 98% of all international deposits, which are pledged to secure international loans. From December 31, 2005 to June 30, 2006 domestic deposits increased 43.7% or $29.1 million. The increase is primarily attributable to a new money market deposit relationship of approximately $15 million opened in March 2006 and an additional related money market account of approximately $8 million opened in May 2006. During the same period international deposits declined 4.5% or $1.4 million, as a result of payoff of approximately the same amount of tri-party deposit-backed loans and the liquidation of the related collateral loan guaranty savings accounts.

	As of December 31,		June 30, 2006
Deposit Sources	2004	2005	(Unaudited)

Domestic	$65,916	$66,571	$95,661
International	37,886	31,216	29,820
Total	$103,802	$97,787	$125,481

The Bank’s international business is a “core deposit” type relationship. With over 20 years of experience servicing international customers, the Bank’s management believes that it has developed an understanding of the customs and protocols for dealing with these individuals and companies, and has a staff of well-trained personnel that understand how to meet the needs of this customer group. The Bank’s management believes its focus on serving international customers has resulted in long-term, stable customer relationships that serve as excellent referral sources. The Bank has also developed numerous referral relationships with international money management firms whose customers need a commercial U.S. bank’s products and services.

Banking Facilities

The Bank maintains three domestic branch offices located throughout San Antonio, Texas which allows for the development of business in many parts of the city. The Bank also maintains a representative office in Mexico City. The branches provide coverage in what its management believes are growth areas as set forth below:

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Stone Oak Parkway at Huebner Road Branch – (North Central San Antonio, just north of Highway 1604) – This branch is the Bank’s newest location. It opened for business in July 2003. It is located in a rapidly expanding residential and commercial corridor in San Antonio.

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The branch is near the location of the PGA Tour Golf Course, MCI Community, Valero Energy Corp. headquarters, and in proximity to Texas Hill Country destinations such as the Cordillera Ranch, an
8,600-acre master planned residential community.

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The branch is also in close proximity to San Antonio International Airport, which is currently engaged in a $425 million dollar expansion project to be completed in 2008.

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The branch is located approximately 300 yards from the entrance to the new North Central Medical Center, where the existing Baptist Hospital has doubled its size with an $85 million expansion and Methodist Hospital has begun a new $160 million 360 bed facility.

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The entrance to Sonterra Country Club and related residential subdivisions is less than a mile from the branch. These subdivisions are preferred areas for Mexican nationals buying homes in San Antonio. Accordingly, the location of the branch is very important for the Bank’s international business segment.

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Broadway at Austin Highway Branch – (Northeast San Antonio, south of Loop 410 and north of the central business district) – This branch was opened in December 1997. It is in the center of the tri-city/suburbs of Alamo Heights, Terrell Hills and Olmos Park. These residential communities house the wealthiest families in San Antonio and are in the award-winning Alamo Heights school district.

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The branch is conveniently located to the homes of some of the highest per capital income earners in Bexar County, making this location convenient for the Bank’s professional and executive/private banking domestic business segment.

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This area is also home to some of San Antonio’s largest employers, such as Clear Channel Communications, AT&T, Tesoro Energy, and educational institutions (Trinity University and University of the Incarnate Word).

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The branch is also a very short distance from San Antonio’s central business district and Fort Sam Houston, which is projected to gain more than 9,000 direct military and civilian jobs as a result of realignment and relocation of inpatient medical functions from other Department of Defense medical facilities.

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Military Drive/Highway 90 Branch – (Southwest San Antonio) – This branch, which is the Bank’s original location, is located within a half-mile of the entrance to Lackland Air Force Base, one of the Air Force’s largest new-recruit training centers.

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The branch is located within two miles of the Southwest Research Institute, one of the largest independent, not for profit, applied engineering and physical sciences research and development organizations in the United States. The Institute is situated on 1,200 acres and provides almost two million square feet of laboratories, test facilities and offices to 2,700 scientists, engineers and support staff. The Institute has contracts with General Electric, Pratt & Whitney and the Federal Aviation Administration, among others, to conduct research on aviation including developing and testing synthetic jet fuels and developing software to assist in jet engine design, turbine safety testing and materials stability.

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The branch is also within two miles of the former Kelly Air Force Base, home to KellyUSA, San Antonio’s international homeport situated on 1,928 acres and containing an 11,500 foot runway. The port has 8.2 million leaseable square feet of commercial and industrial properties of which 96% is currently leased to 63 tenants employing more than 5,000 individuals. Together with more than 7,000 Air Force jobs retained at KellyUSA, the facility has an estimated annual economic impact to the local economy of more than $2.5 billion. There are currently sixteen proposed projects to improve infrastructure and increase the inventory of leaseable real estate at KellyUSA. The Greater Kelly Development Authority estimates the completed projects will increase total employment at the facility to 19,000 and will have a total annual economic impact of $4.3 billion.

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The branch is less than one mile from a major intersection, US Highway 90 West and Loop 410, and access to the City’s “West Side,” which is a major growth area in San Antonio where Sea World of Texas and the Shops at La Cantera, a new mall, are located.

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Also located in this part of San Antonio is the Texas Research Park which continues to experience significant growth. The Research Park has become the site for a number of corporate relocations in San Antonio including, for example, Citigroup, JPMorgan Chase & Co., and American Funds and is home to The University of Texas Biomedical Sciences Research Center, The Cancer Therapy Research Center and GENZYME (formerly ILEX Oncology).

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Toyota Motor Company is completing a new 2,000 acre manufacturing facility capable of building 150,000 pick-up trucks annually. The facility is located approximately 8 miles south of the branch. The facility is expected to begin operations in late 2006. The facility is expected to increase light manufacturing from suppliers in the San Antonio market. The branch’s proximity to the facility and related manufacturing provides it an opportunity to benefit from this economic expansion.

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Mexico City Representative Office & Customer Service Office – In February 1992 the Bank received authorization from the Mexican governmental and banking authorities to open a Representation Office in Mexico City. This office is authorized to issue loans on behalf of the Bank throughout the Republic of Mexico. The Bank’s representative office is located in an office building at one of the busiest intersections in Mexico City – Av. Chapultepec and Circuito Interior. The office is adjacent to Chapultepec Park in central Mexico City and is within walking distance of Mexico City’s major hotel district. As a more convenient location to perform customer service activities for Mexican customers, the Bank has an independent contract with a financial services firm for operation of a customer service office in Polanco, an affluent residential and shopping district in Mexico City.

Markets and Market Opportunities

San Antonio, Texas

All of the Bank’s domestic business is currently located in and around San Antonio, Texas. San Antonio is the one of the largest cities in Texas. According to the 2000 U.S. census, the population of San Antonio and the San Antonio metropolitan statistical area was approximately 1.1 million and 1.6 million, respectively. San Antonio’s growth from 1990-2000 was 22.3% compared to 13.2% for the U.S. as a whole. The Texas State Demographer projects that San Antonio’s population will grow by 15% from 2005 to 2040. The San Antonio region offers a cost of living that is 10-15% below the national level. According to a recent national study, San Antonio is one of the least costly cities in which to operate a corporate office.

Some of San Antonio’s largest private sector employers include: SBC Communications, JP Morgan Chase Bank, Citicorp, USAA, Clear Channel Communications, Valero Energy Corp., Tesoro Energy, Cullen/Frost Bankers, Methodist Healthcare System, Christus Santa Rosa Health Care and the Southwest Research Institute. Recent new business developments include: construction of a major automotive manufacturing facility by Toyota, development of a new PGA Tour golf course and hotel-residential resort, locating a new regional operations center in San Antonio by Washington Mutual, and expansions as well as new campuses have been announced for hospitals and healthcare facilities.

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The city is emerging as a major international financial center, bridging commerce between the United States and Mexico, and serving as a location midway between the east and west coasts. International trade is growing, with over two-thirds of the trade between the United States and Mexico being moved through the area on interstate highways.

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San Antonio is the home of numerous military facilities including: Lackland Air Force Base, Fort Sam Houston, Randolph Air Force Base, and Brooke Army Medical Center.

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The city is a major convention and tourism location with twenty million visitors per year. Tourism employs approximately 86,000 people in San Antonio.

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The healthcare and bioscience industries are estimated to employ over 100,000 in the city.

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San Antonio is also the home of an NBA championship team, a professional ice hockey team, eight accredited universities, a nationally-acclaimed symphony and several museums.

Since 1718, San Antonio has served as a hub and inland port for international commerce. Its central location in the North American Free Trade Area makes it a strategic point for international trade. North/South and East/West interstate highways and transcontinental railroads connect San Antonio with major U.S. cities and the transportation networks of Mexico and Canada. San Antonio is the home to several internationally known business accelerators including the International Business Development Center (IBDC), Inland Port San Antonio, KellyUSA Business Park, The World Affairs Council of San Antonio, UTSA South Texas Border Small Business Development Center, The San Antonio Council for International Visitors, The San Antonio Economic Development Foundation, and the North American Development Bank (NAD Bank), among numerous others.

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International Business Development Center (IBDC) – provides a physical facility and added support services designed to assist smaller and medium size foreign-based companies in penetrating the U.S. market. The program helps companies test the market potential of their products in the U.S. The goal is to provide IBDC participants with inexpensive facilities and support services designed to provide the know-how and market development assistance needed to succeed.

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Inland Port San Antonio – One of the primary economic development strategies for San Antonio has been the development and promotion of San Antonio as an inland port and center for trade processing activities. With its unique geographic location, infrastructure, bilingual-bicultural workforce, and low cost business climate, San Antonio is situated as an inland port and center for trade-related logistics activities.

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Kelly USA Business Park (formerly Kelly Air Force Base) – is a designated U.S. Foreign Trade Zone. Foreign Trade Zones are designated sites licensed by the Foreign Trade Zones (FTZ) Board at which special customs procedures may be used. These procedures allow domestic activity involving foreign items to take place prior to formal customs entry. Duty-free treatment is accorded items that are re-exported and duty payment is deferred on items sold in the U.S. market, thus offsetting customs advantages available to overseas producers who compete with producers located in the United States.

Mexico

One of the largest markets for the Bank is its international business. While not limited to Mexico exclusively, a considerable portion of this international business results from the Bank’s extensive experience and sophisticated network throughout Mexico. The Bank has been a registered bank in Mexico since 1984 and obtained the authorization to establish an independent representative office in Mexico City in 1992. In 2003, the Bank opened another office devoted exclusively to customer service in a strategic location in Mexico City. During the course of the more than 20 years that the Bank has been doing business in Mexico and Latin America, it has developed a network of independent representatives and referral sources who are paid fees to refer and service prospects and customers. The Bank has never suffered a loan loss from its international business lending programs.

Target Growth Markets

Coastal’s management and the Bank’s management believe that, in addition to expanding the Bank’s business in San Antonio and Mexico, that expansion into Austin, Texas will assist in creating an attractive Texas banking franchise. After the merger, the Bank intends to expand into Austin, Texas and along the I-35 corridor from San Antonio to Austin, a distance of approximately 80 miles. Entry into other key Texas cities such as Dallas and Houston will be considered if attractive market entry opportunities become available.

Austin, Texas

Located north of San Antonio, the Austin, Texas market, home to the state capital and the University of Texas, had an estimated population of over 1.4 million people in 2004. This market continues its rapid growth, having seen a 42% increase in population from 1994 to 2004. The city has unemployment of 5.1%, below the national average of 5.5% and has a deep, educated labor pool. According to data from the Austin Chamber of Commerce, Austin’s Metro Business Cycle Index increased over 4% from 2004 to 2005, highlighting the strong economic growth in the area.

Known for its high-tech capabilities, Austin is home to many major technology employers such as Freescale Semiconductor, Inc., Advanced Micro Devices, Apple Computer, Cisco Systems, IBM, Intel, Sun Microsystems and is the corporate headquarters of Dell Computer Corporation. Recently, Samsung announced plants to build a manufacturing facility with an estimated cost of $3.5-$4.0 billion which is expected to employ 900 people.

Additionally, major companies like Dresser, Eastman Kodak, Progressive Insurance, Sears, State Farm Insurance, Temple Inland and Whole Foods are significant employers in the area. The state capital and other local and federal governmental agencies are major employers in the area as well.

There are over 114,000 students enrolled in eight local colleges or universities in the Austin metropolitan area. These universities provide a well educated workforce which fuels economic growth. A relatively low cost of housing and living have lead many students to stay in Austin as demonstrated by the fact that college graduates comprise 37% of the total population, verses 27% nationally and that the percentage of population between the ages of 25 and 44 is 35% in Austin versus 29% nationally.

I-35 Corridor

Interstate 35 connects San Antonio and Austin. Between San Antonio and Austin, the cities of San Marcos, New Braunfels and numerous other smaller communities provide further expansion opportunity. Given the 80 mile distance between San Antonio and Austin, these communities are growing in part due to their appeal as “bedroom” communities to the larger cities north and south of them. The I-35 corridor bisects the nation from the U.S./Mexico border at Laredo, Texas to Duluth, Minnesota providing a convenient route for transporting goods across the country.

The North American Free Trade Agreement, or NAFTA, signed in 1994 is being phased in over many years. Already, significant economic growth has been seen as a result of this agreement. The I-35 corridor is a major thoroughfare for the transportation of goods between Mexico, the United States and Canada. NAFTA expansion along the corridor is expected to continue as the agreement is fully implemented. The economic impact of the NAFTA implementation along the I-35 corridor will provide additional banking opportunities in the markets served by the company.

Strategy

The Bank’s strategy in recent years has been developed around stable growth which could be accomplished safely and with its current capital structure. Because capital constraints have limited its ability to grow and compete with traditional banking products and services in its San Antonio market management of the Bank has focused on utilizing its unusual and attractive Mexican banking capabilities including:

•

Commencing and growing its mortgage loan program for U.S. citizens purchasing second homes in Mexico. In this regard, the Bank began by purchasing mortgage loan pools to gain experience in this market and has now moved into developing its own sources of referrals and originating these mortgage loans;

•

Marketing its Tri-Party Deposit-Backed Loan Program to wealthy Mexicans;

•

Marketing Export-Import insured loans to Mexican businesses; and

•

Providing private banking services in San Antonio to local residents and in particular, to Mexican nationals that own homes in San Antonio.

While capital limitations have influenced growth at the Bank over the past few years, following this merger the combined company is expected to have more than $10 million in available capital. As a result, Coastal and management of the Bank have developed the broad outlines of a near-term strategy for after the merger that is intended to accelerate growth and capitalize on market opportunities, including:

•

Hiring additional experienced commercial loan officers in San Antonio. Coastal and the Bank’s management believe that the combined company’s increased capital, status as publicly traded company, growth plans, and ability to offer equity incentives in a public company will facilitate its ability to hire experienced and motivated business development officers. It is anticipated that loan and deposit growth will result from these officers who will have a proven track record and the capability to move business from their current financial institutions to the Bank. Additionally, the Bank’s highly desirable branch locations should facilitate the new officers’ ability to develop additional business beyond their existing customer base.

•

Branching into Austin, Texas. Coastal and the Bank’s management believe that Austin is one of the more attractive banking markets in Texas. Its close proximity to San Antonio along Interstate 35 make it a logical location to expand the Bank’s franchise and to facilitate future growth between the two cities along Interstate 35 in such rapidly growing markets as San Marcos, Texas and New Braunfels, Texas. The Bank’s incoming president, Mr. Burciaga, has a proven track record in Austin and should help facilitate the expansion into that city. Currently, the near-term Austin strategy includes procuring 1-2 branch locations through acquisition or lease, recruiting at least two commercial loan officers with proven track records in business development, and hiring the other necessary support personnel to commence operations in Austin.

•

Adding additional branches in San Antonio. The Bank currently intends to utilize part of its increased capital to add 1-2 new branches in attractive geographic locations in San Antonio.

•

Increase business development activities in Mexico. Mr. Pritchard will continue to spend a significant portion of his time working to expand the Bank’s referral networks for mortgage loans and Export-Import Bank loans in Mexico as well as assisting the Bank’s agent in Mexico City to cultivate additional deposit and Tri-Party Deposit-Backed Loans.

•

Acquisition opportunities. The available capital will allow Coastal to consider acquisition opportunities, which may come in the form of branch sales or bank acquisitions. Both the San Antonio and Austin bank markets include a high number of branches controlled by out of state institutions, who may decide to reduce branch locations or sell their location operations. Additionally, as consolidation among national and regional banks continues, opportunities to acquire “redundant” branches may arise.

Competition

The market for financial services is rapidly changing and intensely competitive and is likely to become more competitive as the number and types of market entrants increases. The Bank competes in both lending and attracting funds with other commercial banks, savings and loan associations, credit unions, consumer finance companies, pension trusts, mutual funds, insurance companies, mortgage bankers and brokers, brokerage and investment banking firms, asset-based non-bank lenders, government agencies and certain other non-financial institutions, including retail stores, that may offer more favorable financing alternatives than the Bank.

According to information disclosed on the FDIC’s website (www.fdic.gov), as of December 31, 2005, financial institutions in the San Antonio metropolitan statistical area of Intercontinental’s banking market held approximately $14.3 billion in total deposits, and banks in the Austin, Texas metropolitan statistical area, future market for the Bank held approximately $14.1 billion in total deposits. Over $6 billion of the deposits held in financial institutions in Intercontinental’s primary banking market are attributable to branch offices of out-of-state banks.

Employees

As of July 31, 2006, Intercontinental, through the Bank, has 29 full-time equivalent employees. None of Intercontinental’s employees are subject to collective bargaining agreements.

Properties

Intercontinental’s principal offices are located at the Bank’s branch location at 6810 Military Drive W. in San Antonio, which is leased by the Bank from Pritchard Premises Co., LLC, an affiliate of Steven Pritchard, the current president and chief executive officer of Intercontinental. The Bank owns its Alamo Heights branch located at 5631 Broadway in San Antonio and its Stone Oak branch located at 19134 Stone Oak Parkway in San Antonio. The Bank also leases certain office furniture and equipment from Pritchard Premises Co., LLC. Concurrent with the merger, this real and personal property will be acquired by the bank.

Legal Proceedings

There are no legal proceedings against Intercontinental.

INTERCONTINENTAL BANK SHARES CORPORATION

SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION

We are providing the following financial information to assist you in your analysis of the financial aspects of the merger. We derived the Intercontinental historical information from the audited consolidated financial statements of Intercontinental as of and for each of the three years ended December 31, 2003, 2004 and 2005, and from the unaudited consolidated financial statements as of and for each of the years ended December 31, 2001 and 2002 and the six months ended June 30, 2005 and 2006. The information is only a summary and should be read in conjunction with each company’s historical financial statements and related notes contained elsewhere herein. The historical results included below and elsewhere in this document are not indicative of the future performance of Intercontinental or the combined company.

	Year Ended December 31,					June 30,
	2001 (unaudited)	2002 (unaudited)	2003	2004	2005	2006 (unaudited)
	(Dollars in thousands except per share information)
Selected Balance Sheet Data:
Cash and cash equivalents	$8,633	$7,492	$14,773	$17,685	$3,308	$33,422
Total loans, net	53,719	68,386	73,529	75,428	73,537	71,393
Total assets	75,929	88,973	104,677	116,853	109,795	137,376
Total deposits	69,048	78,672	91,419	103,802	97,787	125,481
Junior subordinated debentures	0	0	3,093	3,093	3,093	3,093
Total shareholders’ equity	4,813	5,402	5,648	5,380	5,184	5,253
Tangible book value per share	$5.70	$6.30	$6.82	$6.69	$6.66	$6.76

	Year Ended December 31,					Six Months Ended June,
	2001 (unaudited)	2002 (unaudited)	2003	2004	2005	2005 (unaudited)	2006 (unaudited)
	(Dollars in thousands except per share information)
Selected Statement of Operations Data:
Total interest income	$5,142	$5,355	$4,878	$5,177	$5,948	$2,959	$3,455
Total interest expense	2,581	2,456	1,749	1,944	2,614	1,258	1,738

Net interest income	2,561	2,899	3,129	3,233	3,334	1,701	1,717
Provision for possible credit losses	76	46	19	0	0	0	0

Net interest income after provision for possible credit losses	2,485	2,853	3,110	3,233	3,334	1,701	1,717
Noninterest income	684	677	716	732	762	342	307
Noninterest expense	2,735	2,946	3,344	3,610	3,349	1,642	1,709
Income before income taxes	434	584	482	355	747	401	315
Income tax expense	91	86	133	118	185	60	60
Net income	$343	$498	$349	$237	$562	$341	$255

Earnings per share data:
Basic	$0.45	$0.66	$0.46	$0.32	$0.79	$0.49	$0.37
Diluted	$0.43	$0.63	$0.44	$0.30	$0.76	$0.47	$0.35
Weighted average shares outstanding
Basic	758,135	758,135	750,002	743,440	708,440	697,502	697,502
Diluted	792,595	792,595	797,896	799,737	741,004	730,066	730,066

——————

(1)

Tangible book value per share is calculated by dividing total equity less intangible assets by the number of shares outstanding at the end of the period. The only intangible asset on Intercontinental’s balance sheet is goodwill which resulted from the purchase of Intercontinental in 1999. Goodwill totals $537,279. Total common shares outstanding were 723,752 and 697,502 as of December 31, 2004 and 2005 and 697,502 as of June 30, 2006.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS OF INTERCONTINENTAL

Overview

The following Management’s Discussion and Analysis of Financial Condition and Results of Operations, or MD&A, is intended to help the reader understand Intercontinental’s historical operating results and anticipated future outlook prior to its merger with Coastal. This MD&A is provided as a supplement to – and should be read in conjunction with – Intercontinental’s consolidated financial statements and accompanying notes included elsewhere in this proxy statement.

Intercontinental is a bank holding company headquartered in San Antonio, Texas. Through its subsidiaries, Intercontinental operates three banking locations in San Antonio. Intercontinental is also licensed to operate in Mexico and through its agents, operates a loan production office and a customer service office in Mexico City. Intercontinental provides a variety of consumer and commercial banking products and services in San Antonio. Its international business in Mexico originates loans to Mexican businesses which are guaranteed by the Export-Import Bank, makes loans secured by cash and cash equivalent collateral to Mexican citizens and businesses, and makes mortgage loans to U.S. citizens secured by second homes located in resort areas of Mexico.

Critical Accounting Policies and Accounting Estimates

The accounting and reporting policies followed by the Intercontinental conform, in all material respects, to generally accepted accounting principles (GAAP) in the United States and to general practices within the financial services industry. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. While Intercontinental bases estimates on historical experience, current information and other factors deemed to be relevant, actual results could differ from those estimates.

Intercontinental considers accounting estimates to be critical to reported financial results if (i) the accounting estimate requires management to make assumptions about matters that are highly uncertain and (ii) different estimates that management reasonably could have used for the accounting estimate in the current period, or changes in the accounting estimate that are reasonably likely to occur from period to period, could have a material impact on its financial statements. Accounting polices related to the allowance for possible loan losses are considered to be critical, as these policies involve considerable subjective judgment and estimation by management. Intercontinental also considers accounting policies related to stock-based compensation to be critical due to the continuously evolving standards, changes to which could materially impact the way it accounts for stock options. Critical accounting policies, and Intercontinental’s procedures related to these policies, are described in detail below. Also see Note 1 – Organization and Summary of Significant Accounting Policies in the accompanying notes to Intercontinental’s consolidated financial statements included elsewhere in this report.

Allowance for Possible Credit Losses. The allowance for possible credit losses is a reserve established through a provision for possible loan losses charged to expense, which represents Intercontinental’s management’s best estimate of probable losses that have been incurred within the existing portfolio of loans. The allowance, in the judgment of Intercontinental’s management, is necessary to reserve for estimated loan losses and risks inherent in the loan portfolio. Intercontinental’s allowance for possible loan loss methodology is based on guidance provided in SEC Staff Accounting Bulletin No. 102, “Selected Loan Loss Allowance Methodology and Documentation Issues” and includes allowance allocations calculated in accordance with Statement of Financial Accounting Standards (SFAS) No. 114, “Accounting by Creditors for Impairment of a Loan,” as amended by SFAS 118, and allowance allocations determined in accordance with SFAS No. 5, “Accounting for Contingencies.” The level of the allowance reflects Intercontinental’s management’s continuing evaluation of industry concentrations, specific credit risks, loan loss experience, current loan portfolio quality, present economic, political and regulatory conditions and unidentified losses inherent in the current loan portfolio. The allowance consists of specific, general, and unallocated components. The specific component relates to loans that are classified as doubtful, substandard, or special mention. For such loans that are also classified as impaired, an allowance is established when the discounted cash flows, or collateral value or observable market price, of the impaired loan is lower than the carrying value of that loan. The general component covers non-classified loans and is based on historical loss experience adjusted for qualitative factors. The unallocated component of the allowance reflects the margin of imprecision inherent in the underlying assumptions used in the methodologies for estimating specific and general losses in the portfolio. Based on these estimates, an amount is charged to the provision for possible credit losses and credited to the allowance for possible credit losses in order to adjust the allowance to a level determined by management to be adequate to absorb losses. While its management utilizes its best judgment and information available, the ultimate adequacy of the allowance is dependent upon a variety of factors beyond Intercontinental’s control, including the performance of its loan portfolio, the economy, changes in interest rates and the view of the regulatory authorities toward loan classifications. See the section captioned “Allowance for Possible Credit Losses” elsewhere in this discussion for further details of the risk factors considered by Intercontinental management in estimating the necessary level of the allowance for possible credit losses.

Stock-based Compensation. Intercontinental accounts for stock-based employee compensation plans using the “intrinsic value method” provided in Accounting Principles Board Opinion (APB) No. 25, “Accounting for Stock Issued to Employees,” and related Interpretations. Because the exercise price of Intercontinental’s employee stock options equaled or exceeded the market value of the underlying stock on the date of grant, no compensation expense has been recognized on options granted.

SFAS No. 123, “Accounting for Share-Based Payment,” as amended by SFAS 148, requires pro forma disclosures of net income and earnings per share for companies not adopting its fair value accounting method for stock-based employee compensation provided for in SFAS 123. The pro forma disclosures presented in the accompanying notes to Intercontinental’s consolidated financial statements included elsewhere in this report use the fair value method of SFAS 123 to measure compensation expense for stock-based employee compensation plans. The fair value of stock options granted was estimated at the date of grant using the Black-Scholes option-pricing model.

SFAS No. 123R eliminates the ability to account for stock-based compensation using APB 25 and requires that such transactions after December 15, 2005 be recognized as compensation cost in the income statement based on their fair values on the date of the grant. Intercontinental plans to transition to fair value based accounting for all stock based compensation using a prospective application effective January 1, 2006. However, management does not anticipate granting options in the future in the normal course of business, and therefore, the implementation of FAS No. 123R is not expected to impact future earnings.

Recent Accounting Pronouncements

In May 2005, the FASB issued Statement of Financial Accounting Standard No 154, “Accounting Changes and Error Corrections” (SFAS 154), which replaces APB Opinion No. 20, “Accounting Changes,” and supersedes FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements – an amendment of APB Opinion No. 28.” SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, SFAS 154 requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, SFAS 154 requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Intercontinental does not expect the provisions of SFAS 154 to have a significant impact on its results of operations.

In July 2005, the FASB published an Exposure Draft of a proposed Interpretation, “Accounting for Uncertain Tax Positions.” The Exposure Draft seeks to reduce the significant diversity in practice associated with recognition and measurement in the accounting for income taxes. It would apply to all tax positions accounted for in accordance with SFAS 109, “Accounting for Income Taxes.” The Exposure Draft requires that a tax position meet a “probable recognition threshold” for the benefit of the uncertain tax position to be recognized in the financial statements. This threshold is to be met assuming that the tax authorities will examine the uncertain tax position. The Exposure Draft contains guidance with respect to the measurement of the benefit that is recognized for an uncertain tax position, when that benefit should be recognized, and other matters. This proposed interpretation would clarify the accounting for uncertain tax positions in accordance with SFAS 109. The FASB staff is considering the comment letters that have been received and is determining the plan for deliberations. The FASB board expects to issue a final interpretation, which would include amendments to SFAS 109, in the first quarter of 2006. Intercontinental is currently evaluating the impact this proposed interpretation would have on its results of operations.

SOP No. 03-3, “Accounting for Certain Loans or Debt Securities Acquired in a Transfer.” SOP 03-3 addresses accounting for differences between the contractual cash flows of certain loans and debt securities and the cash flows expected to be collected when loans or debt securities are acquired in a transfer and those cash flow differences are attributable, at least in part, to credit quality. As such, SOP 03-3 applies to loans and debt securities acquired individually, in pools or as part of a business combination and does not apply to originated loans. The application of SOP 03-3 limits the interest income, including accretion of purchase price discounts that may be recognized for certain loans and debt securities. Additionally, SOP 03-3 does not allow the excess of contractual cash flows over cash flows expected to be collected to be recognized as an adjustment of yield, loss accrual or valuation allowance, such as the allowance for possible loan losses. SOP 03-3 requires that increases in expected cash flows subsequent to the initial investment be recognized prospectively through adjustment of the yield on the loan or debt security over its remaining life. Decreases in expected cash flows should be recognized as impairment. In the case of loans acquired in a business combination where the loans show signs of credit deterioration, SOP 03-3 represents a significant change from current purchase accounting practice whereby the acquiree’s allowance for loan losses is typically added to the acquirer’s allowance for loan losses. SOP 03-3 is effective for loans and debt securities acquired by the Corporation beginning January 1, 2005. The adoption of this new standard is not expected to have a material impact on the Intercontinental’s financial statements.

RESULTS OF OPERATIONS

Overview

The following discussion and analysis presents the more significant factors affecting Intercontinental’s financial condition as of December 31, 2004, 2005 and June 30, 2006 and results of operations for each of the three years ended December 31, 2005 and the six months ended June 30, 2005 and 2006. This discussion and analysis should be read in conjunction with Intercontinental’s consolidated financial statements, notes thereto and other financial information appearing elsewhere in this proxy statement. Amounts are stated in thousands, except for share and per share amounts.

Six Months Ended June 30, 2005 and 2006

The following table summarizes certain of Intercontinental’s operating results for the six month periods ended June 30, 2005 and 2006.

	For the Six Months Ended June 30, 2006 (unaudited)
	2005	2006
	Amount	Amount	Change

Net interest income	$1,701	$1,717	0.6%
Provision for possible loan losses	—	—
Non-interest income	342	307	-10.2%
Non-interest expense	1,642	1,709	4.1%
Income from operations before income taxes	401	315	-21.5%
Income taxes	60	60	0.0%
Net income	341	255	-25.2%
Net income per share:
Basic	0.49	0.37	42.3%
Diluted	0.47	0.35	45.8%
Return on average assets	0.59%	0.41%	-30.5%
Return on average equity	12.4%	9.8%	-21.0%

For the Years Ended December 31, 2003, 2004 and 2005

The following table summarizes certain of Intercontinental’s operating results for the years ended December 31, 2003, 2004 and 2005.

	For the Year Ended December 31,
	2003	2004		2005
	Amount	Amount	Change	Amount	Change

Net interest income	$3,130	$3,233	3.3%	$3,333	3.1%
Provision for possible loan losses	(19)	—		—
Non-interest income	716	732	2.3%	762	4.0%
Non-interest expense	3,344	3,610	8.0%	3,349	-7.3%
Income from operations before income taxes	482	355	-26.3%	747	110.3%
Income taxes	133	118	-11.4%	185	56.7%
Net income	349	237	-32.1%	561	136.9%
Net income per share:
Basic	0.46	0.32	-30.4%	0.79	146.9%
Diluted	0.44	0.30	-31.8%	0.76	153.3%
Return on average assets	0.37%	0.24%	-35.1%	0.50%	108.3%
Return on average equity	6.32%	4.30%	-32.0%	10.62%	147.0%

Overview of Operating Results

Intercontinental’s operations were significantly impacted in 2004 by a decision to close the Bank’s Sunset Road branch, which resulted in a temporary increase in costs, but allowed for a future reduction in ongoing non-interest expense and did not result in a significant decrease in deposits or loans. For the years ending December 31, 2003, 2004 and 2005, net income was $348.7, $237.0, and $561.4 respectively and diluted earnings per common share was $0.44, $0.30, and $0.76, respectively. The decline in net income in 2004 compared to 2003 was primarily the result of approximately $93 in charges resulting from a business reorganization and the branch closure. The increase in net income in 2005 compared to 2004 was primarily the result of the reduced operating expenses resulting from the Bank’s business reorganization and the branch closure in 2004 and an increase in interest income due to the shift from federal funds into investments that was partially offset by increased deposit interest expense due to higher rates paid on deposits.

The city of San Antonio began improving street infrastructure directly in front of the branch on Sunset Road in May 2004 which impeded customer access to the branch. At the end of the lease, the Bank elected to close the branch and consolidate accounts into its recently opened Stone Oak branch, which is approximately 10 miles north of the Sunset Road branch. As a result of the closure, the Bank was able to reduce headcount and related expenses, while maintaining customer relationships from the Sunset Road branch.

Returns on average assets were 0.37%, 0.24%, and 0.50% and returns on average stockholders’ equity were 6.32%, 4.30%, and 10.62% for the years ended December 31, 2003, 2004, and 2005, respectively and returns on average assets were 0.59% and 0.41% and returns on average stockholders’ equity were 12.4% and 9.8% for the six months ended June 30, 2005 and 2006 respectively. Return on average assets and return on average stockholders’ equity in 2004 were negatively impacted by one-time charges resulting from the Bank’s business reorganization and branch closure. Return on average assets and return on average stockholders’ equity in 2006 compared to 2005 were negatively impacted by an increase in average assets and investment in lower-yielding federal funds sold together with a decrease in interest income derived from the Bank’s loan portfolio and an a $69 thousand adjustment to the Bank’s deferred tax asset in June 2005. The Bank did not make a similar adjustment to the deferred tax asset in 2006. The increased investment in federal funds sold occurred after two large money market account relationships totaling approximately $23 million were opened in March and May of 2006. The length of time these deposits will remain in the bank is unclear, and, to ensure adequate liquidity, the funds were invested in federal funds sold. Return on average assets is calculated by dividing net income by the daily average of total assets. Return on average stockholders’ equity is calculated by dividing net income by the daily average of stockholders’ equity. Return on assets is lower than industry averages primarily due to the lower interest margins produced by the Tri-Party Deposit-Backed loans. While these loans have superior credit quality due to their cash secured nature, they yield a lower interest margin. Given the percentage of these loans to the overall loan portfolio, the Bank produces a lower net interest margin than banks of similar size. Return on average assets and shareholders’ equity for the six months ended June 30, 2006, were less than the comparable 2005 period and the full year in 2005 primarily due to an increase in deposits without a corresponding increase in loans.

Net interest income was $3.3 million in 2005 compared to $3.2 million in 2004. Net interest income consisted primarily of the Bank’s investment in securities and commercial loans and the acquisition of a portfolio of Mexico resort loans. The increase in interest income but was largely offset by an increase in interest rates paid on deposit accounts and borrowed funds. Net interest income was $1,717 for the six months ended June 30, 2006 compared to $1,701 during the comparable period in 2005. Net interest income increased primarily as a result of the Bank’s increased investment in federal funds sold, a decrease in tri-party deposit-backed loans and increased interest rates. A decreased investment in loans offset the increased investment in federal funds sold. These factors contributed to a slight increase in interest income offset by an increase in interest rates paid on deposit accounts and borrowed funds.

Non-interest income increased $30, or 4%, to $762 in 2005 compared with $732 in 2004 and $716 in 2003. Non-interest income continues to be an important component of Intercontinental’s net income and comprises 19% of total revenue, defined as net interest income plus non-interest income, in 2005. The primary drivers of the increase were growth in overdraft fee income on both commercial and personal accounts, wire transfer fees, official check fees and real estate rental income. Non-interest income decreased $35, or 10%, to $307.1 for the six months ended June 30, 2006, compared with $342.2 for the comparable 2005 period. The primary driver of the decrease was a decrease in account service charge income.

Non-interest expenses decreased $262, or 7%, to $3.3 million in 2005 compared with $3.6 million in 2004 and $3.3 million in 2003. The primary causes of the decrease in non-interest expenses were related to the Bank’s reorganization and closure of the Sunset Road branch in July 2004. Intercontinental incurred approximately $93 of one-time charges in 2004 to effect the reorganization and branch closure. However, Intercontinental realized savings of $166 in 2005 as a result of the reorganization and branch closure. Decreases in non-interest expense resulting from the reorganization and branch closure were offset to some extent by increased data processing expense of $50 as the Bank continues to invest in its technology infrastructure to upgrade its capabilities to meet customer needs and data security requirements. Non-interest expenses increased $67, or 4.1%, to $1,709 for the six months ended June 30, 2006, compared with $1,642 for the comparable 2005 period.

Credit quality is an area of great importance to the Bank. Net charge-offs in 2005 were negligible at less than 0.001% of average loans, similar to the result in 2004. The Bank did not have any non-accrual loans as of December 31, 2004 or 2005. There was one charge-off $30 for the six months ended June 30, 2006, and no charge-offs for the comparable 2005 period. The Bank did not have any non-accrual loans as of June 30, 2005. The Bank had one non-accrual loan with a principal balance of $42 thousand as of June 30, 2006.

The principal components of the growth strategy of Intercontinental’s current management are expansion of the Bank’s international business segment through continued development of agent relationships in Mexico, development of the Mexico resort loan program and expansion of the Export-Import Bank insured loan program. Intercontinental believes the niches it occupies within these markets are underserved and offer opportunities for expansion and addition of high-quality earning assets to its balance sheet.

The Bank purchased three pools of Mexico resort loans, however, in 2005 the Bank developed the ability to originate these loans, and the Bank closed its first such loan in October 2005. In 2005 Export-Import Bank insured loans increased $2.2 million from $1.9 million at December 31, 2004 to $4.1 million at December 31, 2005. As of June 30, 2006 the Bank had originated $800 thousand of Mexico resort loans and had total outstanding Mexico resort loans of $10.6 million. As of June 30, 2006, Export-Import Bank insured loans outstanding amounted to $6.7 million.

The Bank’s capital position remains strong at June 30, 2006, and in excess of the regulatory minimums to be classified as “well capitalized” with a Tier 1 capital ratio of 6.8% and Total Capital ratio of 18.0%. See “Financial Condition - Liquidity.”

Results of Operations

Net Interest Income

One of the principal determinants of a bank’s income is net interest income, which is the difference between
(i) the interest that a bank earns on loans, investment securities and other interest earning assets, on the one hand,

and (ii) its interest expense, which consists primarily of the interest it must pay to attract and retain deposits and the interest that it pays on borrowings and other interest-bearing liabilities, on the other hand. A bank’s interest income and interest expense are, in turn, affected by a number of factors, some of which are outside of its control, including national and local economic conditions and the monetary policies of the Federal Reserve Board which affect interest rates, the demand for loans, and the ability of borrowers to meet their loan payment obligations. Net interest income, when expressed as a percentage of total average interest earning assets, is a banking organization’s “net interest margin.”

Interest rate risk is typically related to a narrowing of the margin between the yield on interest-earning assets and the cost of interest bearing liabilities as the level of market interest rates changes and changes occur both in the business mix and the rate of growth of the Bank’s loan and securities portfolios and the mix and cost of its sources of liabilities used to fund its interest earning assets. Intercontinental manages this risk with asset and liability policies designed to maximize net interest income and the net present value of future cash flows within authorized risk limits by managing the changes in its deposit and loan pricing, seeking to match the repricing profile of its interest-bearing liabilities and its interest-bearing loan portfolio, and by managing the composition and maturity profile of its securities portfolio.

Interest income, the principal source of the Intercontinental’s net earnings, provided 91.8% of the Intercontinental’s total revenues for the six months ended June 30, 2006, compared with 89.6% in the comparable 2005 period. Interest income provided 88.7% of total revenues for the year ended 2005, compared with 87.6% in the year ended 2004 and 87.2% for the year ended 2003. Changes in the level of interest rates, as well as changes in the amount and type of interest-earning assets and interest-bearing liabilities, combine to affect net interest income.

The following table presents the dollar amount of changes in interest income and interest expense for the major components of interest-earning assets and interest-bearing liabilities and distinguishes between the increase (decrease) related to higher outstanding balances and the volatility of interest rates. For purposes of this table, changes attributable to both rate and volume have been allocated proportionately to the change due to volume and the change due to rate.

	2003 vs. 2004			2004 vs. 2005			Six Months Ended June 30, 2005 vs. 2006 (unaudited)
	December 31
	2004			2005
	Increase (Decrease) Due to			Increase (Decrease) Due to			Increase (Decrease) Due to
	Volume	Rate	Total	Volume	Rate	Total	Volume	Rate	Total
	(Dollars in thousands)

Interest-earning assets:
Domestic Loans	$(133)	$(6)	$(139)	$(206)	$80	$(126)	$(109)	$340	$231
Foreign Loans	171	135	306	212	96	308	(311)	140	(171)
Securities	121	(37)	84	381	55	436	26	132	158
Federal funds sold and other	29	20	49	8	145	153	62	216	278
Total increase (decrease) in taxable-equivalent interest income	188	112	300	395	376	771	(332)	828	496
Interest-bearing liabilities:
Domestic NOW, money market and savings deposits	34	11	45	243	155	398	280	251	531
Foreign NOW, money market, and savings	104	65	169	96	(6)	90	(86)	(79)	(165)
Time deposits	(101)	(29)	(130)	(6)	125	119	(118)	168	50
Long and short term borrowings	117	(6)	111	26	37	63	18	46	64
Total increase (decrease) in interest expense	154	41	195	359	311	670	94	386	480
Increase (decrease) in net interest income	$34	$71	$105	$36	$65	$101	$(426)	$442	$16

The following tables present, for the periods indicated, the total dollar amount of interest income from average interest-earning assets and the resultant yields, as well as the interest expense on average interest-bearing liabilities, expressed both in dollars and rates. Intercontinental earns interest income on interest earning assets and pays interest on interest earning liabilities. All average balances are daily average balances. The Bank did not have any non-accrual loans in 2003, 2004, or 2005. The Bank had one non-accrual loan in the amount of $42 as of June 30, 2006. The yield on the securities portfolio is based on average historical cost balances and does not give effect to changes in fair value that are reflected as a component of consolidated stockholders’ equity.

	Year Ended December 31,
	2003			2004			2005
	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate

Interest-earning assets:
Loans
Domestic	$39,818	$2,927	7.35%	$39,072	$2,788	7.14%	$36,164	$2,662	7.36%
Foreign	29,962	1,485	4.96	33,101	1,791	5.41	36,848	2,099	5.70
Total Loans	69,780	4,413	6.32	72,173	4,579	6.34	73,012	4,761	6.52
Securities	10,763	386	3.59	14,476	470	3.25	24,925	906	3.63
Federal funds sold and other	6,799	79	1.16	8,771	128	1.46	9,023	281	3.11
Total interest-earning assets	87,342	4,878	5.58%	95,420	5,177	5.43%	106,960	5,948	5.56%
Less allowance for possible credit losses	(376)			(376)			(376)
Noninterest-earning assets	7,088			7,041			7,612
Total assets	$94,054			$102,085			$114,196
Interest-bearing liabilities:
NOW, money market and savings deposits
Domestic	$21,653	$136	0.63%	$24,771	$181	0.73%	$29,182	579	1.99%
Foreign	29,661	1,010	3.41	32,481	1,179	3.63	35,100	1,269	3.61
Total NOW, money market and savings deposits	51,314	1,146	2.23	57,252	1,360	2.38	64,282	1,848	2.87
Time deposits	20,261	399	1.97	15,121	269	1.78	14,737	388	2.63
Long and short term borrowings	4,203	204	4.85	6,873	315	4.58	6,606	378	5.72
Total interest-bearing liabilities	$75,778	$1,749	2.31%	$79,246	$1,944	2.45%	$85,625	$2,614	3.05%
Noninterest-bearing liabilities:
Noninterest bearing demand deposits	12,182			16,711			22,764
Other Liabilities	609			571			454
Total liabilities	88,569			96,528			108,843
Shareholders’ equity:	5,485			5,557			5,353
Total liabilities and shareholders’ equity	$94,054			$102,085			$114,196
Net interest income		$3,129			$3,233			$3,334
Net interest spread			3.27%			2.98%			2.51%
Net interest margin			3.58%			3.39%			3.12%
Percentage of Total Assets Attributable to Foreign Activities			31.86%			32.42%			32.27%
Percentage of Total Liabilities Attributable to Foreign Activities			39.14%			40.99%			40.99

	Six months ended June 30, (unaudited)
	2005			2006
	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate

Interest-earning assets:
Loans	$75,930	$2,428	6.40%	$71,706	$2,488	6.94%
Securities	23,202	410	3.53	27,675	568	4.10
Federal funds sold and other	9,495	121	2.55	16,557	399	4.82
Total interest-earning assets	108,627	2,959	5.45%	115,938	3,455	5.96%
Less allowance for possible credit losses	(376)			(374)
Noninterest-earning assets	7,367			7,508
Total assets	$115,618			$123,072
Interest-bearing liabilities:
NOW, money market and savings deposits	$64,825	$901	2.78%	$75,114	$1,267	3.37%
Time deposits	15,365	178	2.32	12,414	228	3.67
Long and short term borrowings	6,576	179	5.44	7,101	243	6.84
Total interest-bearing liabilities	$86,765	$1,258	2.90%	$94,629	$1,738	3.67%
Noninterest-bearing liabilities:
Noninterest bearing demand deposits	22,903			22,771
Other Liabilities	631			539
Total liabilities	110,299			117,939
Shareholders’ equity:	5,319			5,133
Total liabilities and shareholders’ equity	$115,618			$123,072
Net interest income		$1,701			$1,717
Net interest spread			2.55%			2.29%
Net interest margin			3.13%			2.79%

Six Months Ended June 30, 2006 Versus 2005

Net interest income was $1,717 for the six months ended June 30, 2006, compared with $1,701 in the comparable 2005 period, an increase of $16 or 1.0%. Average interest-earning assets, primarily loans and Federal funds sold, increased $7.3 million, or 6.7% during the 2006 period, while yields on interest-earning assets increased 51 basis points to 5.96% compared to 5.45% in the 2005 period.

2005 Versus 2004

Net interest income was $3.3 million in 2005 compared with $3.2 million in 2004, an increase of $100 or 3.1%. Growth in average interest-earning assets, primarily securities, was $11.5 million, or 12.1%, while yields on interest-earning assets increased 13 basis points to 5.56% compared to 2004. The impact of the growth in average interest-earning assets was partially offset by a $6.4 million, or 8.1%, increase in average interest-bearing liabilities and an increase in the average cost of interest bearing-liabilities of 60 basis points to 3.05% compared with 2.45% in 2004. The combined effect of the increase in the yield on interest-earning assets and the increase in cost of interest-bearing liabilities was a 27 basis point decline in the net interest margin for 2005 compared with 2004, to 3.12% from 3.39%. For the year 2005, the growth in interest-earning assets, primarily securities combined with the increase in average yield, generated a $771 increase in interest income.

During 2005, the growth in interest-earning assets, primarily securities, was approximately equal to the growth in internally generated deposits. As a result, the asset growth was supported by internally generated deposits and the company did not have to rely on higher cost, wholesale funding sources to support the growth.

2004 Versus 2003

Net interest income was $3.2 million in 2004 compared with $3.1 million in 2003, an increase of $104 or 3.3%. Growth in average interest-earning assets, both loans and securities, was $8.1 million, or 9.3%, while yields on interest-earning assets decreased 15 basis points to 5.43%. The impact of the growth in average interest-earning assets was partially offset by a $3.5 million, or 4.6%, increase in average interest-bearing liabilities that generated $85 of interest expense in 2004. The cost of average interest-bearing liabilities increased by 14 basis points to 2.45% compared with 2.31% in 2003. The combined effect of the decrease in the yield on interest-earning assets and the increase in cost of interest-bearing liabilities was a 19 basis point decline in the net interest margin for 2004 compared with 2003, to 3.39% from 3.58%. For the year 2004, the growth in interest-earning assets, both loans and securities, generated a $299 increase in interest income.

During 2004, the growth in interest-earning assets, primarily securities, was approximately equal to the growth in internally generated deposits. As a result, the asset growth was supported by internally generated deposits and the company did not have to rely on higher cost, wholesale funding sources to support the growth.

Provision for Possible Credit Losses

There were no significant provisions or loan charge offs in 2004-2005. Combined total charge offs were less than $1. For the first six months of 2006 total charge offs were $30, less than 0.05% of average loans for the period. In determining the need to record a provision for credit losses, we follow bank regulatory guidelines and carefully monitor changing economic conditions, the loan portfolio by loan category, the financial condition of borrowers and the historical performance of the loan portfolio. We consider anticipated economic conditions and their potential effects on specific borrowers; an evaluation of the existing relationships among loans, potential loan losses and collectibility of certain loans, and the present level of the allowance; results of examinations of the loan portfolio by regulatory agencies; results of examinations of the loan portfolio through an external review; and management’s internal review of the loan portfolio. In determining the collectibility of certain loans, we also consider the fair value of any underlying collateral. The amounts ultimately realized may differ from the carrying value of these assets because of economic, operating, or other conditions beyond the Bank’s control.

Non-Interest Income

The components of non-interest income are as follows:

	For the Year Ended December 31,			June 30, (unaudited)
	2003	2004	2005	2005	2006

Service charges on deposit accounts	$519	$475	$464	$221	$195
Rental income	34	104	125	53	53
ATM income	52	41	34	18	17
Other	111	112	139	50	42
Total	$716	$732	$762	$342	$307

Service Charges on Deposit Accounts

Service charges on deposit accounts include overdraft fees on commercial and personal demand accounts, service charge income earned as the result of commercial account analysis and maintenance charges assessed against personal accounts when minimum monthly balances are not maintained, and penalties assessed for early withdrawal from certificates of deposit.

Overdraft fees on commercial and personal demand accounts are the largest component of service charges and were $308, $255 and $269 for the years ended December 31, 2003, 2004 and 2005, respectively and $122 and $100 for the six months ended June 30, 2005 and 2006, respectively. This is a 17% decrease from 2003 to 2004, a 5% increase from 2004 to 2005. The decrease in 2004 compared to 2003 is attributable to closure of two deposit account relationships that contributed more than $25, or 9% of overdraft fees in 2003. The increase in 2005 results from strong growth in non-interest bearing demand deposits which grew 36% on average in 2005. Overdraft fees for the first six months of 2006 decreased 18% compared to the 2005 period. The decrease is attributable to the closure of a deposit account relationship that contributed $23, or 19% of overdraft fees in 2005.

Other service charge income, excluding overdraft fees, is the second largest component of non-interest income and was $210, $221 and $195 for the years ending December 31, 2003, 2004 and 2005, respectively and $47 and $51 for the three months ended March 31, 2005 and 2006, respectively. The increase in 2004 compared to 2003 is primarily attributable to $7 in early CD withdrawal penalties. The decrease in 2005 compared to 2004 is primarily a result of rising interest rates and a corresponding increase in the earnings credit rate available to analyzed commercial demand accounts. This resulted in a decrease of $23 or a 5% decrease in 2005 compared to 2004, from $213 to $190. Service charges decreased during the six months ended June 30, 2006, compared to the same 2005 period due to a decrease in service charges on commercial accounts offset by an increase in penalties paid on early withdrawal from certificates of deposit.

Rental Income

Intercontinental earns rental income from leasing 5,892 square feet out of 9,180 total square feet of the Stone Oak branch.

The building was first occupied in August 2003 with a tenant leasing 4,299 square feet for $90 per year. Another tenant leased the remaining 1,538 square feet in August 2004 for $32 annually. The facility was 100% occupied for all of 2005 and the six months ended June 30, 2006.

ATM Income

Intercontinental receives income from foreign card transactions processed at the three ATMs the Bank owns as well as fees from the processing network when one of the ATM or debit cards it issued is used in a signature based transaction at a merchant.

Two factors contributed to the $9, or 11%, decline in ATM income in 2004 compared to 2003. First, the Bank took one ATM out of service for approximately five months at the time of the closure of its Sunset Road branch facility. The machine taken out of service was replaced by a new machine located at the Bank’s Alamo Heights branch facility in February 2005. A second contributing factor to the decline in ATM income was a class action lawsuit against the processing networks Master Card and VISA International. The lawsuit paved the way for merchants to require debit card transactions to be effected as a point of sale transaction instead of a signature based transaction. Intercontinental earns income based on the merchant discount paid to the processing network on signature transactions, but Intercontinental does not earn income on PIN based point of sale transactions.

ATM income declined 17%, or $7 in 2005 compared to 2004. Following hurricanes Katrina and Rita in September 2005, the Bank suspended charging foreign card transactions fees, disclosed at $1.50 per transaction, at its ATMs for a period of 90 days. This was done to assist the evacuees located in the San Antonio area as well as the government employees sited in San Antonio to provide assistance to the evacuees.

ATM income declined 5.5%, or $1 during the first six months of 2006 compared to the comparable 2005 period primarily due to a fee processing error on the part of the Bank’s ATM network processor. The Bank has requested credit against future billings in a like amount.

Other Non-Interest Income

Other non-interest income is primarily comprised of wire transfer fees, cashier’s check fees, check printing income and miscellaneous income.

Several factors contributed to the decline in other non-interest income in 2004 compared to 2003. First, Intercontinental received a $14 tax refund in 2003 and included the refund in miscellaneous income. In addition, bookkeeping service charges, cashier’s check fees and check printing fees declined by $7. In 2005 Other non-interest income increased 38%, or $23 compared to 2004. Wire transfer fees increased 36%, or $10 primarily due to new commercial depository relationships and an increase in the number of wire transfers originated and received. Bookkeeping service charges, cashier’s check fees and check printing fees increased $4, also due in part to new commercial depository relationships. During the first six months of 2006, other non-interest income decreased $8.16%, to $42 from $50 in the same 2005.

Non-Interest Expense

The components of non-interest expense are as follows:

	Year Ended December 31,			Six Months Ended June 30, (Unaudited)
	2003	2004	2005	2005	2006

Salaries and wages	$1,318	$1,355	$1,213	$625	$584
Employee benefits	364	326	239	115	137
Net occupancy and equipment expense	907	1,031	1,018	448	380
Professional and director fees	256	268	285	95	175
Data processing expense	91	98	148	66	135
Insurance expense	52	55	57	28	29
Communication expense	72	72	74	65	99
Other	284	405	314	200	170
Total	$3,344	$3,610	$3,348	$1,642	$1,709

Salaries and Wages

Salaries and wages include full-time and part-time salaries, overtime pay, contract labor, FICA and unemployment tax and bonus expense. In 2004, full-time salaries and part-time salaries increased $46 and $15 respectively. Those increases were partially offset by a decrease in overtime pay of $16. Both changes are attributable to the Stone Oak branch opening in mid 2003 resulting in a short term reliance on overtime to provide acceptable staffing levels. Reliance on overtime was reduced by the addition of new part-time staff at all branches and a branch manager for the Stone Oak location at the end of 2003. Salaries and wages decreased 11%, or $142, in 2005. Two factors contributed to the decrease. First, the Bank implemented a reorganization and branch closing in August 2004. As a result, four full-time positions were eliminated and part-time positions were converted to full-time. Second, one full-time employee retired and a second resigned from the Bank in the first quarter of 2005 and their respective responsibilities were distributed to other employees to complete the reorganization started the previous August. The total decrease in salaries and wages associated with the completion of the reorganization was $179. The decrease in salaries and wages was offset by a $25, or 52%, increase in bonus expense. During the first six months of 2006, salaries and wages decreased $41, or 6.6% compared to the comparable 2005 period. The decrease is directly attributable to the termination of one full-time employee and the resignation of another in the comparable 2005 period.

Employee Benefits

Employee benefits include hospitalization and life insurance, worker’s compensation insurance, 401(k) contributions, training and education, and miscellaneous expenses. Employee benefits expense declined $38, or 10%, in 2004. Two factors contribute to the reduction. Intercontinental is self-insured and reinsures annual claims by any one employee in excess of $15. Hospitalization and life insurance expense decreased $22, or 13%, in 2004 due primarily to a reduction in claims paid. The additional reduction is attributable to having fewer covered employees following the reorganization and branch closure. In 2005 there was an additional decrease in employee benefits expense of $87, or 27%. A decrease in hospitalization and life insurance expense was the primary factor, decreasing $53 or 32%, on lower claim amounts. Following a study of the actual plan expense for the previous 60 months, Intercontinental determined an associated reserve account was over-funded in the first quarter of 2005 and made a $35 adjustment to the account. This had the effect of reducing expense by the same amount. During the first six months of 2006, employee benefits expense increased $22, or 19% compared to the comparable 2005 period. The increase is attributable to an increase of $29 in hospitalization and life insurance expense offset by a decrease in workers compensation insurance expense, $1, and employee activity and benefits expense, $6.

Net Occupancy and Equipment Expense

Net occupancy and equipment expense includes building and security expense, lease and rent expense, real estate and business property taxes, maintenance of premises, furniture and equipment, computer depreciation and automobile and travel expense. Net occupancy and equipment expense increased $124, or 14% in 2004. The majority of the increase was the result of opening the Stone Oak branch in mid 2003. Building and security expense increased $22, or 14%, and is attributable to increased janitorial and cleaning supplies expense associated with the Stone Oak branch. Lease and rent expense increased $66, or 29%. Lease and rent expense includes increases in depreciation expense on the Stone Oak building and rent expense allocated to the Stone Oak branch. Also attributable to the new Stone Oak building and branch facility is a $46 or 10%, increase in equipment expense. Maintenance expense and depreciation of computer equipment were the prime contributors and the increases were the result of installation of under-counter teller equipment and banking equipment and the purchase and installation of new computers and network equipment.  In 2005 there was a slight decrease in net occupancy and equipment expense of $13, or 1%. Building and security expense decreased $18, or 10%, as a result of decreases in janitorial supplies expense and security service expense. The decrease is a result of the Sunset Road branch closure in 2004. Equipment expense decreased $20, or 4%, as a result of expiration and renegotiation of a computer maintenance contract. These decreases were offset by an increase in real estate and business property taxes of $28, or 70%. The increase in real estate and business property taxes reflects the first year the Stone Oak building was assessed for ad valorem taxes as improved real estate. During the first six months of 2006, net occupancy expense decreased $68, or 15% compared to the comparable 2005 period. The decrease resulted from the cancellation of maintenance contracts for the Bank’s item processing equipment and mainframe computer in August of 2005. The Bank outsourced item processing and retired the related equipment.

Professional and Director Fees

Professional and director fees include legal and professional fees, director fees, advertising and marketing expense and audit expense. Professional and director fees increased $12, or 5% in 2004. Three factors contributed to the increase. First, legal fees increased $8, or 22%. The expense was a result of Intercontinental defending a claim of a fraudulent wire transfer.  Second, professional fees increased $16, or 64%. This was the result of increased income tax preparation fees and employee profit sharing plan management fees. Third, marketing efforts were increased in the Stone Oak area to increase awareness of the new branch, as a result, advertising and marketing expense increased $3. Those increases were offset by a decrease in the fees paid to loan and deposit account referral sources of $19, or 17%. Professional and director fees increased $17, or 6% in 2005. The increase is attributable to a $10, 11%, increase in fees paid to loan and deposit account referral sources Professional and director fees increased $80 or 84% in the first six months of 2006 compared to the comparable 2005 period. The increase results from costs related to the pending sale of Intercontinental.

Data Processing Expense

Data processing expense increased $7, or 8% in 2004. In 2003 the Bank operated an internet banking system and core loan, deposit and general ledger accounting system in-house. In 2004 the licensing fee for the core systems increased $11, or 31%. Additionally, in 2004 the Bank contracted with its internet banking vendor for the vendor to operate the internet banking system in its secure data center. This was done to improve availability to the customer and mitigate compliance risk. As a result of outsourcing the system, internet banking expense increased $4, or 57% in 2004. Those increases were offset to some degree by a decrease in ATM expense of $7 resulting from taking an ATM out of service for approximately five months following the branch closure in 2004. Data processing expense increased $50, or 51% in 2005. In early 2005 the Bank became aware that vendor servicing of the mainframe computer it used to operate the in-house loan, deposit and general ledger accounting system would be discontinued within the year. The Bank conducted a survey concerning replacement systems and determined the more cost effective solution was to outsource operation of the systems. The solution was also attractive because of the potential to mitigate compliance risk and enhance system functionality. As a result, expense related to these systems increased $37, or 79% in 2005. In 2005 the Bank added online loan application forms to support the Mexico resort loan program to the internet banking application. The fees for the applications together with the fees to support the new applications as well as the internet banking programs resulted in a $14 increase in internet banking expense in 2005. During the first six months of 2006, data processing expense increased $70, or 106% compared to the comparable 2005 period. The increase resulted from outsourcing core loan and deposit processing and item processing in August 2005.

Insurance Expense

Insurance expense increased $3 in 2004 compared to 2003, $2 in 2005 compared to 2004, and $1 during the first six months of 2006 compared to the comparable 2005 period. The increase in each period is generally attributable to increased cost of the Bank’s fidelity bond.

Communications Expense

Communications expense includes postage, overnight delivery, courier and telephone expense. Communications expense was flat in 2004. Communications expense increased marginally by $2, in 2005 compared to 2004. Postage and overnight delivery declined $4, or 13%, as a result of the Bank implementing check imaging and imaged statement delivery to customers. Those savings were partially offset by a marginal increase in telephone expense of $2. In the first six months of 2006, communications expense increased $34, or 52% compared to the comparable 2005 period. The increase is the result of adding a high capacity data line in August 2005 to accommodate communications with the Bank’s data processing vendor. Courier expense increased $12. The Bank’s courier resigned in 2005, and those duties are now outsourced. These increases are offset by a marginal decrease, $2, in overnight delivery expense.

Other

Other expense includes operations losses, teller over/short, supplies, subscriptions and other miscellaneous expenses. Other expense increased in 2004 by $121, or 43%. In 2004 the Bank started a reorganization and closure of the Sunset Road branch. Intercontinental incurred charges in connection with the reorganization and branch closure. The $121 increase in other expenses reflects those charges. Other expense decreased $91 or, 22%, in 2005 compared to 2004. In 2005, the Bank reached a settlement on an alleged fraudulent wire transfer and charged $25 to operations losses. This expense partially offset a further reduction in other expense in 2005 compared to 2004. During the first six months of 2006, other expense decreased $30, or 15% compared to the comparable 2005 period. The decrease is largely due to operations losses that occurred in the comparable 2005 period resulting from fraudulent demand drafts presented for payment against a commercial checking account.

Income Taxes

Intercontinental recognized income tax expense of $133, an effective rate of 28%, in 2003 compared to $118, an effective rate of 33%, in 2004, and $185, an effective rate of 25%, in 2005. The tax provision was $60 or 15% for the six months ended June 30, 2005, compared to $60 or 19% for the comparable 2005 period. The effective income tax rates differed from the U.S. statutory rate of 35% during the comparable periods primarily due to the effect of foreign tax credits and non-tax deductible expenses.

FINANCIAL CONDITION

The following table sets for the composition of Intercontinental’s interest earning assets:

	As of December 31,		As of June 30, 2006 (unaudited)
	2004	2005

Loans, net	$75,428	$73,537	$71,393
Securities available for sale, at fair value	18,019	27,542	27,839
Federal funds sold	15,350	1,000	29,800
Interest bearing deposits with financial institutions	589	586	95
Total	$109,386	$102,665	129,127

Each of the asset classes are discussed in greater detail below.

Loans

Net loans were $71.4 million at June 30, 2006, a decrease of $2.1 million, or 2.9%, from $73.5 million at December 31, 2005. Loans were $73.5 million at December 31, 2005, a decrease of $1.9 million, or 2.5%, from $75.4 million at December 31, 2004. The decline in loans from 2004 to 2005 was a result of decisions to not pursue real estate loans which in the opinion of management could not be adequately priced due to a competitive commercial real estate lending environment and payoffs of international deposit-backed loans. The decline in loans during the six months ended June 30, 2006 is primarily due to the payoff of three tri-party loans in February and March, one residential loan in February, two Mexico resort loans in February and the sale of a commercial loan in June. These payoffs were greater than the amount of new loans originated during the period. The composition of loans, net of unearned fees, is as follows:

	December 31,				June 30, 2006 (unaudited)
	2004		2005
	Amount	Percent	Amount	Percent	Amount	Percent

Commercial and industrial	$4,632	6.11	$4,514	6.11	$4,070	5.67
Real estate
Construction and land development	1,177	1.55	1,947	2.63	2,158	3.01
1-4 family residential	5,135	6.77	4,576	6.19	4,372	6.09
Commercial mortgages	19,973	26.35	17,301	23.41	15,501	21.61
Home equity and other consumer	—	—	135	0.18	135	0.19
Consumer	948	1.25	575	0.78	457	0.64
Resort home loans	7,016	9.26	9,822	13.29	10,623	14.81
Loans to foreign borrowrs	36,923	48.71	35,043	47.41	34,420	47.98
	$75,804	100.00	$73,913	100.00	$71,736	100.00

All loans are underwritten such that the primary source of repayment is cash flow generated from business operations of the borrower, in the case of commercial loans, or personal income, in the case of consumer loans. Most commercial loans are underwritten to require minimum cash flow coverage of 1.25 times total debt service, and consumer loans are underwritten to require a 40% maximum ratio of debt to income.

The Bank’s exposure to any single borrower is limited by the legal lending limit established by the Office of the Comptroller of the Currency. That limit is 25% of Tier I capital for most types of loans. Loans extended for the purpose of real estate development or real estate construction are limited to 15% of Tier I capital. There is no statutory limit on the loan amount that can be extended if the loan is secured by cash on deposit with the Bank.

In order to evaluate and manage risk in any one loan or loan relationship the Bank considers several factors. Those factors include the ratio of current and historical cash flow to total debt service, the borrower’s payment history with this and other banks, the quality of financial statements the borrower provides, trends in the borrower’s industry, liquidity available to the borrower, the borrower’s current and historical ratio of liabilities to equity and how that ratio compares to the borrower’s industry, the number of years a commercial borrower has been in business, and the quality of collateral the borrower offers to secure the loan.

Commercial and industrial loans are loans extended domestic business borrowers to finance capital purchases or improvements, or to provide working capital for their operations. These loans are generally secured by the business assets being purchased not including real estate.

Construction and land development loans are loans extended to domestic borrowers to finance the purchase of raw land, develop commercial property of construct single-family residences. These loans are secured by trust deeds on the real estate being purchased or improved. The loans are viewed by regulatory agencies as presenting higher risk relative to other types of real estate loans. In recognition of the relatively elevated risk, construction and land development loans are subject to lower loan to collateral value ratios than other types of real estate loans. These loans typically mature in less than two years from the date the loan is made, and the ratio of loan to collateral value can vary from 65%, in the case of a loan extended to finance raw land, up to 85%, in the case of a loan made to finance the construction of commercial property.

1-4 Family residential loans are loans made to consumers to purchase a primary residence. These loans are extended to domestic consumer borrowers, and the loans are secured by trust deeds on the borrower’s primary residence. The loans typically amortize over a 20 year, or shorter, period, and the ratio of loan to collateral value is typically 80% or less.

Commercial mortgages are loans made domestic commercial borrowers to finance the purchase or improvement of commercial or multi-family properties. These loans typically amortize over a 15 to 20 year period but include provisions for repricing or maturity every five years. The loans are secured by trust deeds on the real estate being purchased or improved with the ratio of loan to collateral value limited to a maximum of 85%.

Home equity and other consumer loans are loans extended to domestic consumer borrowers and are secured by trust deeds on the borrower’s homestead. By Texas law, home equity loans are non-recourse to the borrower, meaning that in the event of a default the lender may not sue the borrower for performance on the loan. The only permissible means of recover in the event of a default is foreclosure of the lender’s lien and liquidation of the collateral real estate. In addition, Texas law limits the amount that can be borrowed to 80% of the value of the borrower’s homestead.

Consumer loans are loans made to domestic consumer borrowers that are not for the purpose of purchasing or improving real estate and are not home equity loans. These loans are made to finance the purchase of vehicles for personal use, personal investment, or any other consumer purpose. These loans may be secured or unsecured. Secured loans typically amortize over less than 60 months. Unsecured loans present elevate risk in comparison to secured loans. Therefore, amortization of unsecured loans is limited to not more than 24 months and the bank places extra emphasis in underwriting on the borrower’s total debt to annual income, debt to liquid net worth and the borrower’s payment history with this and other creditors.

Resort home loans are loans made to U.S. citizens for the purpose of purchasing a second home in Mexico. Intercontinental became involved in this program through the purchase of a select seasoned pool of these loans from a mortgage lender that had researched, tested and perfected the program for over five years before Intercontinental purchased its initial pool. These loans are secured by a beneficiary trust that is also the purchaser of the real estate. These loans amortize over a 20 year period and loan to value ratios are in a range of 50% to 65%. Under the structure of the beneficiary trust the lender is the first beneficiary of the trust and, in the event of default on the loan, permits the lender to substitute the second beneficiary (borrower) without a lengthy and difficult foreclosure process.

Loans to foreign borrowers are either secured by insurance policies issued by the Export-Import Bank of the United States which guarantee 100% of the then outstanding principal plus up to 270 days of accrued interest in the event of a default, or are secured by cash deposits held in the United States at the Bank equal to 100% of the outstanding principal plus accrued and unpaid interest:

Cash secured loans are made to foreign borrowers for diverse business purposes and are secured by deposits at the Bank at a loan to collateral value of not greater than 100%. These loans allow the borrower, through tax benefits, to reduce the cost of borrowing. The program has been in place for over 15 years and the Bank has never suffered a loss on a loan made under it. This program also eliminates the need for the Bank’s international customers to repatriate U.S. dollar denominated investments thus reducing the customer’s foreign currency devaluation exposure risk.

EX-IM loans are made to foreign borrowers for the purpose of purchasing and exporting machinery, equipment and certain other qualifying products that are produced in the United States for use or resale by the borrower. These loans typically amortize over less than five years. There is very little repayment risk to the Bank and no requirement for the Bank to attempt to recover from the foreign borrower in the event of a default. These loans are secured by and insurance policy issued by the United States Export-Import Bank insuring repayment of 100% of the principal balance then outstanding plus up to 270 days of accrued and unpaid interest in the event of a default.

Loans to foreign borrowers are summarized as follows:

	As of December 31,		As of June 30, 2006 (unaudited)
	2004	2005

Cash Secured	$35,019	$30,920	$28,740
Ex-Im Bank Insured	1,904	4,123	5,680
Total	$36,923	$35,043	$34,420

The following tables set forth the maturities of loans as of December 31, 2004, 2005 and June 30, 2006:

	As December 31, 2004
	One Year or Less	Over One Year Through Five Years	Over Five Years	Total
Commercial and industrial	$3,456	$1,091	$86	$4,633
Real estate
Construction and land development	421	183	573	1,177
1-4 family residential	93	2,835	2,207	5,135
Commercial mortgages	2,345	5,431	12,196	19,972
Home equity and other consumer	—	—	—	—
Consumer	136	603	209	948
Resort home loans	—	—	7,016	7,016
Loans to domestic borrowers	$6,451	$10,143	$22,078	$38,881

Loans to foreign Borrowers
Cash Secured	26,118	8,246	655	35,019
Ex-Im	1,420	448	36	1,904
Total loans to foreign borrowers	27,538	8,282	691	36,923
	33,989	18,425	22,769	75,804

	As December 31, 2005
	One Year or Less	Over One Year Through Five Years	Over Five Years	Total
Commercial and industrial	$1,706	$2,748	$60	$4,514
Real estate
Construction and land development	495	101	1,351	1,947
1-4 family residential	618	1,628	2,331	4,577
Commercial mortgages	904	6,484	9,912	17,300
Home equity and other consumer	—	—	135	135
Consumer	116	459	—	575
Resort home loans	—	—	9,822	9,822
Loans to domestic borrowers	$3,839	$11,420	$23,611	$38,870

Loans to foreign Borrowers
Cash Secured	11,683	18,823	414	30,920
Ex-Im	1,558	2,510	55	4,123
Total loans to foreign borrowers	13,241	21,333	469	35,043
	17,080	32,753	24,080	73,913

	As June 30, 2006 (unaudited)
	One Year or Less	Over One Year Through Five Years	Over Five Years	Total
Commercial and industrial	$1,919	$2,111	$40	$4,070
Real estate
Construction and land development	1,160	—	998	2,158
1-4 family residential	1,077	1,682	1,613	4,372
Commercial mortgages	2,830	10,591	2,080	15,501
Home equity and other consumer	—	—	135	135
Consumer	73	384	—	457
Resort home loans	—	—	10,623	10,623
Loans to domestic borrowers	$7,059	$14,768	$15,489	$37,316

Loans to foreign Borrowers
Cash Secured	13,551	14,905	284	28,740
Ex-Im	2,679	2,945	56	5,680
Total loans to foreign borrowers	16,230	17,850	340	34,420
	23,289	32,618	15,829	71,736

Allowance for Possible Credit Losses and Non-Performing Loans

The allowance for possible credit losses (the “Allowance”) as of June 30, 2006 was $344 which represented 0.48% of the loans outstanding at June 30, 2006, as compared to $376, or 0.51%, of the loans outstanding at December 31, 2005 and $374, or 0.51%, of the loans outstanding at December 31, 2004. In determining the adequacy of the Allowance, Intercontinental follows bank regulatory guidelines and carefully monitors changing economic conditions, the loan portfolio by category, the financial condition of borrowers and the historical performance of the loan portfolio. Intercontinental management believes that at June 30, 2006 the Allowance was adequate to provide for losses inherent in the loan portfolio, particularly the loss history related to the tri-party deposit-backed loan product. However, as the volume of loans increases, including loans which are not deposit-backed, additional provisions for loan losses will be required to maintain the Allowance at adequate levels, which may be at higher levels as a percentage of loans outstanding. Additionally, the Allowance was established on the basis of estimates and judgments Intercontinental management makes regarding such matters as economic conditions and trends and the financial condition of borrowers, historical industry loan loss data and regulatory guidelines. Actual loan losses in the future could vary from the losses predicted on the basis of those estimates, judgments and guidelines. For example, if economic conditions were to deteriorate, or interest rates were to increase, which would have the effect of increasing the risk that borrowers would encounter difficulties meeting their loan payment obligations, it could become necessary to increase the Allowance by making additional provisions for credit losses. For foreign losses not secured by cash, the Bank would cease accruing interest after 270 days past due which would be reflective of the Ex-Im bank guaranty of principal and interest of up to 270 days. All foreign loans are either 100% cash secured, including accrued and unpaid interest, or are guaranteed under the Ex-Im Bank insurance program. See “– Results of Operations – Provision for Credit Losses” above.

The following table provides a summary of the allocation of the Allowance to specific loan categories at the dates indicated below. The allocations presented should not be interpreted as an indication that loans charged to the Allowance will occur in these amounts or proportions, or that the portion of the Allowance allocated to each loan category represents the total amount available for future losses that may occur within these categories as the total Allowance is applicable to the entire loan portfolio.

	December 31,		June 30, 2006 (unaudited)
	2004	2005
	($ in thousands)
Balance-beginning of period	$375.98	$375.58	$375.41
Provision for possible credit losses
Charge-offs:
Commercial and industrial	—	—	(30.00)
Real estate	—	—	—
Consumer	(.60)	(.17)	0
Other	—	—	(1.88)
Total charge-offs	(.60)	(.17)	(31.88)

Recoveries:
Commercial and industrial	—	—	—
Real estate	—	—	—
Consumer	.20	—	—
Other	—	—	—
Total recoveries	.20	—	—
Net charge-offs	(.40)	(.17)	(31.88)

Balance-end of period	$375.58	$375.41	$343.53

Net charge-offs as a percentage of average loans	—	—	—
Allowance for possible credit losses as a percentage of year-end loans	0.51%	0.51%	0.48%
Allowance for possible credit losses as a percentage of year-end non-accrual loans	0.0%	0.0%	827.8%

	December 31,				June 30,
	2004		2005		2006
	Amount	Percent	Amount	Percent	Amount	Percent

Commercial and industrial	$62.00	16.51	$62.00	16.52	$35.50	10.33
Real estate
Construction and land development	—	—	—	—	42.20	12.28
1-4 family residential	—	—	—	—	—	—
Commercial mortgages	—	—	—	—	—	—
Home equity and other consumer	—	—	—	—	—	—
Consumer	—	—	—	—	—	—
Resort home loans	—	—	—	—	—	—
Foreign	—	—	—	—	—	—
Unallocated	313.58	83.49	313.41	83.48	265.83	77.38
	$375.58	100.00	$375.41	100.00	$343.53	100.00

Specific allocations are identified by loan category and allocated according to charge-off data pertaining to the banking industry. Substantially all of the loans in the loan portfolio are graded and incorporated in the process of assessing the adequacy of the Allowance. The Allowance is maintained at a level considered by management to be sufficient to absorb estimated losses in the loan portfolio.

Non-Performing Loans . Intercontinental also measures and establish reserves for loan impairments on a loan-by-loan basis using either the present value of expected future cash flows discounted at a loan’s effective interest rate, or the fair value of the collateral if the loan is collateral-dependent. Smaller, homogeneous loans such as consumer installment loans and lines of credit are excluded from our impairment calculations. Also, loans that experience insignificant payment delays or shortfalls are generally not considered to be impaired. Intercontinental ceases accruing interest on, and classify as a non-accrual loan, any loan as to which principal or interest has been in default for a period of 90 days or more, or if payment in full of interest or principal is not expected.

Intercontinental had $797 and $169 in loans delinquent 90 days or more with principal still accruing interest and $612 and $383 restructured loans as of December 31, 2004 and 2005, respectively. At December 31, 2005, Intercontinental’s average investment in impaired loans, on a year-to-date basis, was $552. At June 30, 2006, Intercontinental had $1,407 in loans delinquent 90 days or more with principal still accruing interest and $29 of restructured loans. The Bank had one loan on non-accrual at June 30, 2006 in the amount of $42.

Securities

Securities that Intercontinental intends to hold for an indefinite period of time, but which may be sold in response to changes in liquidity needs, changes in interest rates, changes in prepayment risks or other similar factors are classified as “securities available for sale.” Such securities are recorded on Intercontinental’s Statement of Condition at their respective fair values and increases or decreases in those values are recorded as unrealized gains or losses, respectively, and are reported as “Other Comprehensive Income (Loss)” rather than included in or deducted from Intercontinental’s earnings.

The composition of the Bank’s securities portfolio is as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2004
Securities available for sale:
US Government Securities	$1,006	$11	$(4)	$1,013
US Government Agencies	13,140	24	(64)	13,100
Collateralized Mortgage obligations	—	—	—	—
Mortgage backed securities	3,899	34	(27)	3,906
	$18,045	$69	$(95)	$18,019
December 31, 2005
Securities available for sale:
US Government Securities	$250	$—	$(6)	$244
US Government Agencies	18,351	—	(325)	18,026
Collateralized Mortgage obligations	—	—	—	—
Mortgage backed securities	9,444	6	(178)	9,272
	$28,045	$6	$(510)	$27,542
June 30, 2006 (unaudited)
Securities available for sale:
US Government Securities	$250	$—	$(5)	$245
US Government Agencies	19,848	—	(456)	19,392
Collateralized Mortgage obligations	—	—	—	—
Mortgage backed securities	8,525	1	(324)	8,202
	$28,623	$1	$(785)	$27,839

At December 31, 2005 and June 30, 2006, U.S. Government and federal agency securities, consisting principally of mortgage backed securities with an aggregate fair market value of $2.7 million and $2.6 million were pledged to secure Federal Home Loan Bank borrowings, remerger repurchase agreements, local agency deposits and Treasury, tax and loan accounts.

Intercontinental’s investment policy is designed to provide for its liquidity needs and to generate a favorable return on investments without undue interest rate risk, credit risk or asset concentrations. That investment policy:

•

authorizes Intercontinental management to invest in direct U.S. Government obligations in the form of bills, notes or bonds, U.S. Agency obligations, fixed or variable rate U.S. Agency mortgage pass through securities obligations issued or fully guaranteed by the United States Government, certain other federal agency obligations, time deposits issued by federally insured depository institutions, municipal securities, corporate bonds rated AA or better and in federal funds sold;

•

provides that the aggregate weighted life of our portfolio is not to exceed ten (10) years;

•

provides that funds placed in time deposits may not be held at federally insured financial institutions in amounts exceeding $100,000 per institution and those deposits may not have maturities exceeding 60 months; and

•

prohibits engaging in securities trading activities.

The amortized cost and estimated fair value, at December 31, 2005 and June 30, 2006, of securities available for sale are shown in the table below by contractual maturities and historical prepayments based on the prior twelve months of principal payments. Expected maturities will differ from contractual maturities and historical prepayments, particularly with respect to collateralized mortgage obligations, because changes in interest rates will affect the timing and the extent of prepayments by borrowers.

	As of December 31, 2005
	Maturing in:
	One Year or Less	Over One Year Through Five Years	Over Five Years Through Ten Years	Over Ten Years	Total

Securities available for sale:
Amortized cost	$3,510	$16,645	$3,280	$4,610	$28,045
Estimated fair value	$3,485	$16,305	$3,189	$4,562	$27,542
Weighted average yield	3.28%	3.65%	4.35%	5.05%	3.90%

	As of June 30, 2006 (unaudited)
	Maturing in:
	One Year or Less	Over One Year Through Five Years	Over Five Years Through Ten Years	Over Ten Years	Total

Securities available for sale:
Amortized cost	$4,488	$16,946	$3,236	$3,954	$28,624
Estimated fair value	$4,440	$16,502	$3,084	$3,813	$27,839
Weighted average yield	3.24%	4.21%	4.37%	5.10%	4.20%

Deposits

The composition of the Bank’s deposits are as follows:

	December 31,				June 30, 2006 (unaudited)
	2004		2005
	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate

Non-interest bearing
Commercial	$10,109		$17,035		$16,261
Individual	6,602		5,729		6,510
Total non-interest bearing	16,711		22,764		22,771
Interest bearing
Savings and interest checking	12,285	0.50%	10,705	0.81%	9,656	0.79%
Money market	13,115	0.94%	19,272	2.62%	35,915	4.02%
Time deposits over $100,000	9,894	1.96%	9,780	2.83%	7,610	3.78%
Time deposits under $100,000	5,232	1.42%	4,957	2.24%	4,804	3.48%
Loan guaranty savings	31,848	3.69%	34,305	3.67%	29,543	3.44%
Total interest bearing	72,373	2.25%	79,019	2.83%	87,528	3.42%
Total deposits	$89,084		$101,783		$110,299

In the third Quarter of 2004 Intercontinental made the decision to focus deposit gathering activities on lower cost demand deposit accounts and “one touch” interest bearing accounts such as money market savings accounts. Bank management made this decision in an effort to control the administrative cost of short-term jumbo certificates of deposit and in an effort to reduce the exposure of net interest income to increasing interest rates on deposits. As a result, average non-interest bearing deposits increased $6.9 million or 69% in 2005 versus 2004. Additionally, by marketing premium money market savings account to new and existing customers, particularly customers that had previously opted for investment in three and six month certificates of deposit the 2005 average balance of money market accounts increased $6.2 million over 2004.

Those average increases were offset in part by a $1.6 million decline in the average balances of savings and interest checking balances; $873 decline in the average balances of individual non-interest bearing deposits and $385 decline in average balances in time deposits in 2005 versus 2004. The total decline in these balances was $2.9 million. A significant portion of these balances was transferred into money market savings accounts.

During the first three six months of 2006, average money market deposits increased $16.6 million. The majority of the increase resulted from a new deposit relationship aggregating approximately $15 million in deposits opened in March and a related deposit relationship aggregating approximately $8 million opened in May. It is management of the Bank’s opinion that it is unlikely the majority of the deposits will be retained for a long period of time. The increase is offset to some extent by a decrease of $5 million in loan guaranty savings balances. Several tri-party loans were paid-off in the first quarter and the corresponding loan guaranty savings accounts were liquidated.

Short-Term Borrowings

Intercontinental’s primary source of short-term borrowings is federal funds purchased from correspondent banks or borrowings from the Federal Home Loan Bank of Dallas. Intercontinental has not utilized short term borrowings in the past two years except during December 2005. Intercontinental’s liquidity position has enabled it to be a net investor of an average of $8 to $9 million in both 2004 and most of 2005.

The following table presents Intercontinental’s average net funding position during the periods indicated:

	December 31,				June 30, 2006 (unaudited)
	2004		2005
	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate

Federal funds sold	$8,771	1.46%	$9,023	3.11%	$16,557	4.81%
Federal funds purchased	—	—	22	4.55%	880	4.62%
Net funds position	$8,771		$9,001		$15,677

Commitments and Contractual Obligations

The following table summarizes Intercontinental’s contractual obligations and other commitments to make future payments as of December 31, 2005 and June 30, 2006. Payments for borrowings do not include interest. Payments related to leases are based on actual payments specified in the underlying contracts. Loan commitments and standby letters of credit are presented at contractual amounts; however, since many of these commitments are expected to expire unused or only partially used, the total amounts of these commitments do not necessarily reflect future cash requirements.

	As of December 31, 2005
	Payments Due by Period as of December 31, 2005
	One Year or Less	Over One Year Through Five Years	Over Five Years Through Ten Years	Over Ten Years	Total

Contractual obligations:
Subordinated debentures	$—	$—	$—	$3,093	$3,093
The Independent BankersBank Term Loan	175	700	—	—	875
FHLB Fixed Rate Term Loans	185	2,186	—	—	2,371
Commitments to extend credit	1,475	94	—	356	1,925
Standby Letters of Credit	1,198	—	—	—	1,198
Leases and office equipment	129	372	—	—	501
Total	$3,162	$3,352	$—	$3,449	$9,963

	Payments Due by Period as of June 30, 2006 (unaudited)
	One Year or Less	Over One Year Through Five Years	Over Five Years Through Ten Years	Over Ten Years	Total

Contractual obligations:
Subordinated debentures	$—	$—	$—	$3,093	$3,093
The Independent BankersBank Term Loan	175	612	—	—	787
FHLB Fixed Rate Term Loans	2,280	0	—	—	2,280
Commitments to extend credit	1,916	1,422	—	517	3,855
Standby Letters of Credit	625	—	—	—	625
Leases and office equipment	115	298	—	—	413
Total	$5,111	$2,332	$—	$3,610	$11,053

Junior Subordinated Debentures . Pursuant to rulings of the Federal Reserve Board, bank holding companies have been permitted to issue long term subordinated debt instruments that will, subject to certain conditions, qualify as and, therefore, augment capital for regulatory purposes. Pursuant to those rulings, in December 2003, Intercontinental formed a subsidiary grantor trust to sell and issue to institutional investors a total of $3.0 million principal amount of floating junior trust preferred securities (“trust preferred securities”). Intercontinental received the net proceeds from the sale of the trust preferred securities in exchange for its issuance to the grantor trust, of a total $3 million principal amount of junior subordinated floating rate debentures (the “Debentures”), the payment terms of which mirror those of the trust preferred securities. The payments that Intercontinental makes of interest and principal on the Debentures are used by the grantor trust to make the payments that come due to the holders of the trust preferred securities pursuant to the terms of those securities. As required by FIN 46, the trust is not included in Intercontinental’s consolidated financial statements.

During the fourth quarter of 1999, Intercontinental obtained a floating-rate term loan in the amount of $1,750,000 from Texas Independent Bank (TIB) for the purpose of providing partial funding of the acquisition and change in control of the Bank. The original loan terms were level principal payments of $43,750 each quarter plus interest payments due on January 3, April 3, July 3 and September 3 of each year. The loan accrues interest at a floating rate equal to Wall Street Journal Prime less 25 basis points adjusted daily. The original loan matured on September 3, 2003 and was subsequently renewed and extended. The principal balance of the loan on the renewal date was $1,268,645. Principal plus interest payments continue to be due and payable on January 3, April 3, July 3 and September 3 of each year. The loan will mature on October 3, 2008 and may be prepaid in full or in part at any time before final maturity. Principal payments in the aggregate amount of $175,000 will be due in 2006 and 2007, and principal payments of $524,875 will be due in 2008.

Loan Commitments . Intercontinental enters into contractual commitments to extend credit, normally with fixed expiration dates or termination clauses, at specified rates and for specific purposes. Substantially all of Intercontinental’s commitments to extend credit are contingent upon customers maintaining specific credit standards at the time of loan funding. Intercontinental minimizes its exposure to loss under these commitments by subjecting them to credit approval and monitoring procedures. Intercontinental management assesses the credit risk associated with certain commitments to extend credit in determining the level of the allowance for possible loan losses. Loan commitments outstanding at December 31, 2005 are included in the table above.

Standby Letters of Credit . Standby letters of credit are written conditional commitments issued by Intercontinental to guarantee the performance of a customer to a third party. In the event the customer does not perform in accordance with the terms of the agreement with the third party, Intercontinental would be required to fund the commitment. The maximum potential amount of future payments Intercontinental could be required to make is represented by the contractual amount of the commitment. If the commitment is funded, Intercontinental would be entitled to seek recovery from the customer. Intercontinental’s policies generally require that standby letter of credit arrangements contain security and debt covenants similar to those contained in loan agreements. Standby letters of credit outstanding at December 31, 2005 are included in the table above.

Off Balance Sheet Arrangements

In the normal course of business, Intercontinental enters into various transactions, which, in accordance with accounting principles generally accepted in the United States, are not included in its consolidated balance sheets. Intercontinental enters into these transactions to meet the financing needs of its customers. These transactions include commitments to extend credit and standby letters of credit, which involve, to varying degrees, elements of credit risk and interest rate risk in excess of the amounts recognized in the consolidated balance sheets. Intercontinental also holds certain assets which are not included in its consolidated balance sheets including assets held in fiduciary or custodial capacity on behalf of its trust customers and certain collateral funds resulting from acting as an agent in its securities lending program.

Liquidity

Intercontinental actively manages its liquidity to insure sufficient funds are available to meet the ongoing needs of its customers. Intercontinental management projects the future sources and uses of funds and maintains sufficient liquid funds for unanticipated events. Intercontinental’s primary sources of cash include payments on loans, the sale or maturity of investments and growth in deposits. The primary uses of cash include funding new loans and making advances on existing lines of credit, purchasing investments, including securities available for sale, funding deposit withdrawals and paying operating expenses. Intercontinental also maintains funds in overnight federal funds and other short-term investments to provide for short-term liquidity needs. In addition, Intercontinental has obtained credit lines from the Federal Home Loan Bank and other financial institutions to meet any additional liquidity requirements that might arise.

Cash Flows From Operating Activities . Cash flow of $547 was provided by Intercontinental’s operating activities in 2005, primarily from net income of $561 offset by changes in operating assets and liabilities. For the six months ended June 30, 2006 cash flow of $469 was provided from operating activities, primarily due to net earnings of $255 adjusted for non-cash depreciation expense of $174.

Cash Flows From Investing . Cash flow used in investing activities in 2005 was $8.1 million; primarily to fund $13.9 million in purchases of investment securities available for sale, partially offset by investment maturities and calls totaling $4 million and a $1.9 million decrease in loans. For the six months ended June 30, 2006 cash flow provided from investing activities was $2.1 million primarily due to the paydown of investment securities of $2.4 million and net payments collected on loans in the amount of $2.1 million offset by the purchase of available for sale securities totaling approximately $2.9 million.

Cash Flows From Financing Activities . Cash flow of $6.8 million was used in financing activities during 2005, which consisted primarily of a net decrease of $6.1 million in deposits, $350 in repayment of borrowings from the Federal Home Bank and The Texas Independent Bankers Bank, and a $443 purchase of treasury stock. Cash flow from financing activities provided $28.1 million for the six months ending June 30, 2006 due primarily to an overall increase in deposit accounts of $27.7 million

Intercontinental’s liquid assets, which included cash and due from banks, federal funds sold, interest earning deposits with financial institutions and unpledged securities available for sale (excluding Federal Reserve Bank and Federal Home Loan Bank stock) totaled $28.7 million and $59.2 million or 26% and 43% of total assets at December 31, 2005 and June 30, 2006, respectively.

The relationship between gross loans and total deposits provides a useful measure of Intercontinental’s liquidity. Since repayment of loans tends to be less predictable than the maturity of investments and other liquid resources, the higher the loan-to-deposit ratio the less liquid are Intercontinental’s assets. On the other hand, since Intercontinental realizes greater yields and higher interest income on loans than it does on investments, a lower loan-to-deposit ratio can adversely affect interest income and earnings. As a result, management’s goal is to achieve a loan-to-deposit ratio that appropriately balances the requirements of liquidity and the need to generate a fair return on assets. At December 31, 2005, the ratio of loans-to-deposits was 76%, compared to 73% at December 31, 2004. At June 30, 2006, the loan-to-deposit ratio was 57%.

Capital Resources

Intercontinental (on a consolidated basis) and the Bank (on a stand-alone basis) are subject to various regulatory capital requirements administered by federal banking agencies. Failure to meet minimum capital requirements can lead to the imposition of certain mandatory and possible additional discretionary restrictions on the operations of Intercontinental and the Bank by their respective bank regulatory agencies that, if imposed, could have a direct material adverse impact on Intercontinental’s operating results and financial condition. Under capital adequacy guidelines and the regulatory framework for prompt corrective action that apply to all bank holding companies and FDIC insured banks in the United States, Intercontinental (on a consolidated basis) and the Bank (on a stand-alone basis) must meet specific capital guidelines that involve quantitative measures of assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. The capital requirements that Intercontinental may be required to meet also are subject to qualitative judgments by the bank regulators as to measures relating to those measures that bear on the financial condition of Intercontinental.

Quantitative measures established by regulation to ensure capital adequacy require Intercontinental (on a consolidated basis) and the Bank (on a stand-alone basis) to maintain minimum amounts and ratios of total and Tier I capital (generally, the ratio of the sum of common stock, non-redeemable preferred stock and retained earnings) – to risk – weighted assets and of Tier I capital to average total assets.

The following table sets forth the amounts of capital and capital ratios of Intercontinental (on a consolidated basis) and the Bank (on stand alone basis) at December 31, 2005 and June 30, 2006, as compared to the respective minimum regulatory requirements applicable to them.

	Actual		Adequacy Purposes		Prompt Corrective Action Provision
	Amount	Ratio	Amount	Ratio	Amount	Ratio

2005 Consolidated
Total Risk Based Capital (to Risk Weighted Assets)	$8,272	17.8%	$3,726	8.0%	N/A
Tier 1 Capital (to Risk Weighted Assets)	$6,636	14.3%	$1,863	4.0%	N/A
Tier 1 Capital (to Adjusted Total Assets)	$6,636	6.0%	$4,467	4.0%	N/A

2005 Bank
Total Risk Based Capital (to Risk Weighted Assets)	$9,135	19.6%	$3,726	8.0%	$4,657	10.0%
Tier 1 Capital (to Risk Weighted Assets)	$8,759	18.8%	$1,863	4.0%	$2,794	6.0%
Tier 1 Capital (to Adjusted Total Assets)	$8,759	7.8%	$4,467	4.0%	$5,584	5.0%

June 30, 2006 Consolidated
(Unaudited)
Total Risk Based Capital (to Risk Weighted Assets)	$8,558	16.6%	$4,119	8.0%	N/A
Tier 1 Capital (to Risk Weighted Assets)	$6,952	13.5%	$2,060	4.0%	N/A
Tier 1 Capital (to Adjusted Total Assets)	$6,952	5.3%	$5,250	4.0%	N/A

June 30, 2006 Bank
(Unaudited)
Total Risk Based Capital (to Risk Weighted Assets)	$9,284	18.0%	$4,120	8.0%	$5,150	10.0%
Tier 1 Capital (to Risk Weighted Assets)	$8,940	17.4%	$2,060	4.0%	$3,090	6.0%
Tier 1 Capital	$8,940	6.8%	$5,251	4.0%	$6,564	5.0%

As of December 31, 2005 and June 30, 2006, based on applicable capital regulations, Intercontinental (on a consolidated basis) and the Bank (on a stand-alone basis) qualified as well capitalized institutions under the capital adequacy guidelines described above.

The consolidated Tier 1 capital and total capital of the Bank, at December 31, 2005, includes approximately $1.8 million and $3.0 million, respectively, of long term indebtedness evidenced by the Junior Subordinated Debentures that Intercontinental issued in 2003 in connection with the sale of trust preferred securities. As of June 30, 2006, Consolidated Tier 1 Capital and total capital of the Bank included approximately $1.9 million and $3.0 million of the same long-term indebtedness. See “Contractual Obligations” above. Intercontinental contributed $3 million of the net proceeds from the sale of the trust preferred securities to the Bank and the proceeds from the $874 TIB loans to the Bank, thereby, increasing the Bank’s total capital and Tier 1 capital.

Under the Federal Reserve Board’s regulations that were in effect at the time Intercontinental issued the Junior Subordinated Debentures, substantially all of the indebtedness evidenced by those Debentures qualified as Tier 1 capital for regulatory capital purposes, because they satisfied certain requirements established by the Federal Reserve Board with respect to issuances of such debentures. One of those requirements was that junior subordinated debentures had to be issued to a trust that was treated, for financial reporting purposes, as a consolidated subsidiary of the bank holding company that was the issuer of the debentures. As a result, the adoption of FIN No. 46, which required bank holding companies to deconsolidate such trusts, created uncertainty for Intercontinental, as well as other bank holding companies that had issued similar debentures, as to whether they would continue to qualify as Tier 1 capital for regulatory purposes. However, on February 28, 2005, the Federal Reserve Board issued a new rule which provides that, notwithstanding the deconsolidation of such trusts that is required by FIN No. 46, junior subordinated debentures, such as those issued by Intercontinental , may continue to constitute up to 25% of a bank holding company’s Tier 1 capital, subject to certain new quantitative limitations which will not become effective until March 31, 2009 and which, in any event, are not expected to materially affect the treatment of Intercontinental’s Junior Subordinated Debentures as Tier 1 capital for regulatory purposes.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

Market risk refers to the risk of loss arising from adverse changes in interest rates, foreign currency exchange rates, commodity prices, and other relevant market rates and prices, such as equity prices. The risk of loss can be assessed from the perspective of adverse changes in fair values, cash flows, and future earnings. Due to the nature of its operations, Intercontinental is primarily exposed to interest rate risk. Intercontinental’s interest rate risk arises from the instruments, positions and transactions entered into for purposes other than trading. They include loans, securities, deposit liabilities, and short-term borrowings. Interest rate risk occurs when assets and liabilities re-price at different times as market interest rates change. Interest rate risk is managed within an overall asset/liability framework for the company.

Asset/Liability Management

Interest rate risk on Intercontinental’s balance sheets consists of re-price, option, and basis risks. Re-price risk results from differences in the maturity, or re-pricing, of asset and liability portfolios. Option risk arises from “embedded options” present in many financial instruments such as loan prepayment options, deposit early withdrawal options and interest rate options. These options allow customers opportunities to benefit when market interest rates change, which typically results in higher costs or lower revenue for Intercontinental. Basis risk refers to the potential for changes in the underlying relationship between market rates and indices, which subsequently result in a narrowing of profit spread on an earning asset or liability. Basis risk is also present in administered rate liabilities, such as savings accounts, negotiable order of withdrawal accounts, and money market accounts where historical pricing relationships to market rates may change due to the level or directional change in market interest rates.

Intercontinental seeks to avoid fluctuations in its net interest margin and to maximize net interest income within acceptable levels of risk through periods of changing interest rates. Accordingly, Intercontinental’s interest rate sensitivity and liquidity are monitored on an ongoing basis by its Asset and Liability Committee (“ALCO”), which oversees market risk management and establishes risk measures, limits and policy guidelines for managing the amount of interest rate risk and its effect on net interest income and capital. A variety of measures are used to provide for a comprehensive view of the magnitude of interest rate risk, the distribution of risk, the level of risk over time and the exposure to changes in certain interest rate relationships.

Intercontinental utilizes an earnings simulation model as the primary quantitative tool in measuring the amount of interest rate risk associated with changing market rates. The model quantifies the effects of various interest rate scenarios on projected net interest income and net income over the next 12 months. The model measures the impact on net interest income relative to a base case scenario of hypothetical fluctuations in interest rates over the next 12 months. These simulations incorporate assumptions regarding balance sheet growth and mix, pricing and the re-pricing and maturity characteristics of the existing and projected balance sheet. The impact of interest rate derivatives, such as interest rate swaps, caps and floors, is also included in the model. Other interest rate-related risks such as prepayment, basis and option risk are also considered.

Intercontinental’s ALCO continuously monitors and manages the balance between interest rate-sensitive assets and liabilities. The objective is to manage the impact of fluctuating market rates on net interest income within acceptable levels. In order to meet this objective, Intercontinental management may lengthen or shorten the duration of assets or liabilities or enter into derivative contracts to mitigate potential market risk.

As of December 30, 2005, the model simulations projected that 100 and 200 basis point increases in interest rates would result in positive variances in net interest income of 2.0% and 4.1%, respectively, relative to the base case over the next 12 months, while decreases in interest rates of 100 and 200 basis points would result in negative variances in net interest income of 3.1% and 6.3%, respectively, relative to the base case over the next 12 months.

Intercontinental does not hold securities classified as “trading” under SFAS 115, “Accounting for Certain Investments in Debt and Equity Securities,” and, as such, separate quantitative disclosure is not presented.

Impact of Inflation and Changing Prices

Intercontinental’s financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). GAAP presently requires Intercontinental to measure financial position and operating results primarily in terms of historic dollars. Changes in the relative value of money due to inflation or recession are generally not considered. The primary effect of inflation on the operations of Intercontinental is reflected in increased operating costs. In the opinion of Intercontinental’s management, changes in interest rates affect the financial condition of a financial institution to a far greater degree than changes in the inflation rate. While interest rates are greatly influenced by changes in the inflation rate, they do not necessarily change at the same rate or in the same magnitude as the inflation rate. Interest rates are highly sensitive to many factors that are beyond the control of Intercontinental, including changes in the expected rate of inflation, the influence of general and local economic conditions and the monetary and fiscal policies of the United States government, its agencies and various other governmental regulatory authorities, among other things, as further discussed in the next section.

Regulatory and Economic Policies

Intercontinental’s business and earnings are affected by general and local economic conditions and by the monetary and fiscal policies of the United States government, its agencies and various other governmental regulatory authorities, among other things. The Federal Reserve Board regulates the supply of money in order to influence general economic conditions. Among the instruments of monetary policy available to the Federal Reserve Board are (i) conducting open market operations in United States government obligations, (ii) changing the discount rate on financial institution borrowings, (iii) imposing or changing reserve requirements against financial institution deposits, and (iv) restricting certain borrowings and imposing or changing reserve requirements against certain borrowing by financial institutions and their affiliates. These methods are used in varying degrees and combinations to affect directly the availability of bank loans and deposits, as well as the interest rates charged on loans and paid on deposits. For that reason alone, the policies of the Federal Reserve Board have a material effect on the earnings of Intercontinental.

Governmental policies have had a significant effect on the operating results of commercial banks in the past and are expected to continue to do so in the future; however, Intercontinental cannot accurately predict the nature, timing or extent of any effect such policies may have on its future business and earnings.

INFORMATION ABOUT COASTAL

Business of Coastal

General

Coastal Bancshares Acquisition Corp. was incorporated in Delaware on May 19, 2004. Our initial stockholders purchased 1,000,000 shares of common stock, $.01 par value, for $25,000. As a “Targeted Acquisition Corporation” or “TAC”, our objective is to acquire an operating business in the banking industry. Specifically, we intend to acquire an operating commercial bank or commercial bank holding company.

Initial Public Offering Proceeds Held in Trust

The net proceeds of our initial public offering consummated on February 18, 2005, after deducting the underwriters discount and offering expenses, and including the sale of 720,000 units in the underwriters’ over-allotment option, were $33,120,000. $28,483,200 of the net proceeds were placed in a trust fund and invested in United States government securities. The funds held in the trust account will not be released until the earlier of the date on which we consummate a business combination or liquidate our assets.

Fair Market Value of Target Business

Pursuant to Coastal’s certificate of incorporation, the initial target business that we acquire must have a fair market value equal to at least 80% of our net assets at the time of such acquisition. The fair market value of such business will be determined by our board of directors based upon standards generally accepted by the financial community, such as actual and potential earnings and cash flow and book value. If our board is not able to independently determine that the target business has a sufficient fair market value, we will obtain an opinion from an unaffiliated, independent investment banking firm that is a member of the National Association of Securities Dealers, Inc. with respect to the satisfaction of such criteria. Since any opinion, if obtained, would merely state that fair market value meets the 80% of net assets threshold, it is not anticipated that copies of such opinion would be distributed to our stockholders, although copies will be provided to stockholders who request it. We will not be required to obtain an opinion from an investment banking firm as to the fair market value if our board of directors independently determines that the target business has sufficient fair market value.

Stockholder Approval of Business Combination

We will proceed with the business combination only if a majority of the shares of common stock are voted in favor of the business combination. In addition, the stockholders existing prior to the initial public offering have agreed to vote their common stock in accordance with the vote of the majority in interest of the stockholders participating in the initial public offering with respect to any business combination. If the holders of 20% or more of our common stock issued in our initial public offering vote against the merger proposal and demand that we convert their shares into, their pro rata share of the trust account, then we will not consummate the merger. In this case, we would be able to present another potential business combination to its stockholders, subject to the time limitations set forth below.

Conversion Rights

At the time we seek stockholder approval of any business combination, we will offer each public stockholder the right to have their shares of common stock converted to cash if the stockholder votes against the business combination and the business combination is approved and completed. The actual per-share conversion price will be equal to the amount in the trust fund, inclusive of any interest, as of the record date for determination of stockholders entitled to vote on the business combination, divided by the number of shares sold in our initial public offering. Without taking into any account interest earned on the trust fund, the initial per-share conversion price would be $5.16. An eligible stockholder may request conversion at any time after the mailing to our stockholders of the proxy statement and prior to the vote taken with respect to a proposed business combination at a meeting held for that purpose, but the request will not be granted unless the stockholder votes against the business combination and the business combination is approved and completed. Any request for conversion, once made, may be withdrawn at any time up to the date of the meeting. It is anticipated that the funds to be distributed to stockholders entitled to convert their shares who elect conversion will be distributed promptly after completion of a business combination. Public stockholders who convert their stock into their share of the trust fund still have the right to exercise the warrants that they received as part of the units. We will not complete any business combination if public stockholders, owning 20% or more of the shares sold in our initial public offering, exercise their conversion rights.

Liquidation if No Business Combination

If we do not complete a business combination by August 18, 2006, or by February 18, 2007, if the extension criteria described below have been satisfied, we will be dissolved and will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the trust fund, inclusive of any interest, plus any remaining net assets of Coastal. Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to shares of common stock owned by them immediately prior to our initial public offering.

If we were to expend all of the net proceeds of our initial public offering, other than the proceeds deposited in the trust fund, and without taking into account interest, if any, earned on the trust fund, the per-share liquidation price would be $5.44 as of July 31, 2006. The proceeds deposited in the trust fund could, however, become subject to the claims of our creditors which could be prior to the claims of our public stockholders. There can be no assurance that the actual per-share liquidation price will not be less than $5.44, plus interest, due to claims of creditors. Cary M. Grossman and W. Donald Brunson, our chief executive officer and president, respectively, have agreed pursuant to an agreement with us and the representatives of the underwriters in our initial public offering, that, if we liquidate prior to the consummation of a business combination, they will be personally liable under certain circumstances to ensure that the proceeds in the trust funds are not reduced by the claims of various vendors or other entities that are owed money by Coastal for services rendered or products sold to Coastal. There can be no assurance, however, that Mr. Grossman and Mr. Brunson would be able to satisfy those obligations.

If we enter into a letter of intent, an agreement in principle or a definitive agreement to complete a business combination prior to August 18, 2006, but are unable to complete the business combination by that time, then we will have until February 18, 2007 to complete the business combination contemplated by the letter of intent, agreement in principle or definitive agreement. If we are unable to do so by February 18, 2007, we will then liquidate. Upon notice from us, the trustee of the trust fund will commence liquidating the investments constituting the trust fund and will turn over the proceeds to our transfer agent for distribution to our stockholders. We anticipate that our instruction to the trustee would be given promptly after the expiration of the applicable period.

Our public stockholders are entitled to receive funds from the trust fund only in the event of our liquidation or if the stockholders seek to convert their respective shares into cash upon a business combination that the stockholder voted against and which is actually completed by us. In no other circumstances shall a stockholder have any right or interest of any kind to or in the trust fund. There will be no distribution from the trust fund with respect to our warrants.

Competition

In identifying, evaluating and selecting a target business, we expect to encounter intense competition from other financial institutions seeking acquisitions and from investment banking firms proposing to underwrite initial public offerings or offerings of debt and trust preferred certificates for the target businesses. Many of these entities are well established and have extensive experience identifying and effecting business combinations directly or through affiliates. Many of these competitors possess greater technical, human and other resources than us and our financial resources will be relatively limited when contrasted with those of many of these competitors. While we believe there are numerous potential target banking institutions that we could acquire or merge with using the net proceeds of our initial public offering, our ability to compete in acquiring or merging with certain sizable target businesses will be limited by our available financial resources. This inherent competitive limitation gives others an advantage in pursuing the acquisition of a target business. Further:

•

our obligation to seek stockholder approval of a business combination may delay the completion of a transaction;

•

our obligation to convert into cash shares of common stock held by our public stockholders in certain instances may reduce the resources available to us for a business combination; and

•

our outstanding redeemable warrants and options, and the future dilution they potentially represent, may not be viewed favorably by certain target businesses.

Any of these obligations may place us at a competitive disadvantage in successfully negotiating a business combination. Our management believes, however, that our status as a public entity and potential access to the United States public equity markets may give us a competitive advantage over privately held entities having a similar business objective as us in acquiring a target business with significant growth potential on favorable terms.

If we succeed in effecting a business combination, there will be, in all likelihood, intense competition from competitors of the target business in the commercial banking industry and other financial service businesses. There can be no assurance that, subsequent to a business combination, we will have the resources or ability to compete effectively.

Facilities

We maintain our executive offices at 9821 Katy Freeway, Suite 500, Houston, Texas 77024. The cost for this space is included in the $7,500 per-month fee Coastal Acquisition, LLC charges us for general and administrative services pursuant to a letter agreement between us and Coastal Acquisition, LLC. Coastal Acquisition, LLC is an affiliate of certain of our directors and executive officers. We believe, based on rents and fees for similar services in the Houston, Texas metropolitan area, the fee charged by Coastal Acquisition, LLC is at least as favorable as we could have obtained from an unaffiliated person. We consider our current office space adequate for our current operations.

Employees

We have three executive officers, two of whom are members of our board of directors. These individuals are not obligated to contribute any specific number of hours per week and intend to devote only as much time as they deem necessary to our affairs. The executive officers are also involved with business ventures other than Coastal. The amount of time they will devote in any time period will vary based on the availability of suitable target businesses to investigate. We do not intend to have any full time employees prior to the consummation of a business combination.

Legal Proceedings

There are no legal proceedings pending against Coastal.

Plan of Operations

For the six months ended June 30, 2006, we had net income of $1,423,081. Our net income for the period included $1,214,400 resulting from a reduction in our warrant liability. We earned interest income of $6,709 on our money market account. The unrealized appreciation in the value of our trust account was $638,749. We incurred operating expenses of $293,675. Our expenses consisted primarily of professional fees, overhead fees, amortization of prepaid insurance, amortization of deferred compensation, franchise taxes and certain other expenses associated with being a public company. We recorded an income tax provision of $143,102.

For the year ended December 31, 2005, we had net income of $2,603,265. We earned interest income of $18,899 on our money market account and $731,129 on our trust account. The unrealized appreciation in the value of our trust account was $55,397. We incurred operating expenses of $507,960 which was offset by income from a reduction of our warrant liability of $2,428,800. Our expenses consisted primarily of professional fees, overhead fees, amortization of prepaid insurance, amortization of deferred compensation, financial advisory fees, franchise taxes and certain other expenses associated with being a public company. We recorded an income tax provision of $123,000. We established a reserve against deferred tax assets from our 2004 net operating loss carry-forward due to the uncertainty about our ability to generate future income before taxes. We were able to utilize the carry-forward in 2005.

Restatement

Under EITF No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF No. 00-19”), the fair value of the warrants issued as part of the Units sold in our initial public offering have been reported as a liability. The warrant agreement provides for us to register the shares underlying the warrants and is silent as to the penalty to be incurred in the absence of our ability to deliver registered shares to the warrant holders upon warrant exercise. Under EITF No. 00-19, registration of the common stock underlying the warrants is not within our control. As a result, we must assume that we could be required to settle the warrants on a net-cash basis, thereby necessitating the treatment of the potential settlement obligation as a liability. Further, EITF No. 00-19 requires us to record the potential settlement obligation at each reporting date using the current estimated fair value of the warrants, with any changes being recorded through our statement of operations. The potential settlement obligation will continue to be reported as a liability until such time as the warrants are exercised, expire, or we are otherwise able to modify the registration requirements in the warrant agreement to remove the provisions which require this treatment. The fair value of the warrant liability in our balance sheets was determined using the trading value of the warrants. The fair value of the warrant liability at February 14 and 18, 2005 (the dates of issuance), March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006, was $7,176,000, $8,721,600, $5,299,200, $3,532,800, $4,747,200, and $6,624,000 $3,532,800 respectively. The fair value of the warrants was determined by the trading value of the securities on the last day of each period. Amounts reported as warrant liability income (expense) in our statements of operations resulting from the change in valuation of the warrant liability was $0 and $2,428,800 for 2004 and 2005, respectively and $(1,876,800) for the three month period ended March 31, 2006.

We had previously issued financial statements which did not present the warrant liability. Our financial statements have been restated to correct this error. The impact of the correction of this error on previously reported financial statements is as follows:

(in thousands except per share amounts)
	As of and for the Three Months Ended
	March 31, 2005		June 30, 2005		September 30, 2005
	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated

Assets	$29,762	$29,762	$29,872	$29,872	$30,044	$30,044

Liabilities	$36	$8,758	$71	$5,370	$149	$6,773

Common stock subject to conversion	$5,709	$5,709	$5,752	$5,752	$5,802	$5,802

Stockholders’ equity	$24,016	$15,295	$24,049	$18,750	$24,094	$17,470

Warrant liability income (expense)	$—	$(1,546)	$—	$3,422	$—	$(1,325)

Pre-tax income (loss)	$13	$(1,533)	$81	$3,503	$81	$(1,243)

Provision for income taxes	$3	$3	$40	$40	$23	$23

Net income (loss)	$9	$(1,536)	$41	$3,463	$59	$(1,266)

Weighted average shares:
Basic	3,576,000	3,576,000	6,520,000	6,520,000	6,520,000	6,520,000
Diluted	3,576,000	3,576,000	6,520,000	6,520,000	6,520,000	6,520,000
Earnings (loss) per share
Basic	$—	$(0.43)	$0.01	$0.53	$0.01	$(0.19)
Diluted	$—	$(0.43)	$0.01	$—	$0.01	$(0.19)

(in thousands except share and per share amounts)
	As of and for the Six Months Ended June 30, 2005		As of and for the Nine Months Ended September 30, 2005		As of and for the Year Ended December 31, 2005
	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated

Assets	$29,872	$29,872	$30,044	$30,044	$30,215	$30,215

Liabilities	$71	$5,370	$149	$6,773	$219	$4,966

Common stock subject to conversion	$5,752	$5,752	$5,802	$5,802	$5,851	$5,851

Stockholders’ equity	$24,049	$18,750	$24,094	$17,470	$24,145	$19,398

Warrant liability income	$—	$1,877	$—	$552	$—	$2,429

Pre-tax income	$94	$1,971	$175	$727	$297	$2,726

Provision for income taxes	$43	$43	$66	$66	$123	$123

Net income	$51	$1,928	$109	$661	$174	$2,603

Weighted average shares:
Basic	5,056,133	5,056,133	5,549,451	5,549,451	5,794,082	5,794,082
Diluted	5,056,133	13,168,398	5,549,451	14,648,352	5,794,082	15,382,247

Earnings per share
Basic	$0.01	$0.38	$0.02	$0.12	$0.03	$0.45

Diluted	$0.01	$—	$0.02	$0.01	$0.03	$0.01

(in thousands except share
and per share amounts)

	As of and for the Three Months Ended March 31, 2005		As of and for the Three Months Ended March 31, 2006
	As Previously Reported	As Restated	As Previously Reported	As Restated

Assets	$29,762	$29,762	$30,462	$30,462

Liabilities	$36	$8,758	$340	$6,964

Common stock subject to conversion	$5,709	$5,709	$5,909	$5,909

Stockholders’ equity	$24,016	$15,295	$24,213	$17,589

Warrant liability income (expense)	$—	$(1,546)	$—	$(1,877)

Pre-tax income (loss)	$13	$(1,533)	$153	$(1,724)

Provision for income taxes	$3	$3	$63	$63

Net income (loss)	$9	$(1,536)	$90	$(1,787)

Weighted average shares:
Basic	3,576,000	3,576,000	6,520,000	6,520,000
Diluted	3,576,000	3,576,000	6,520,000	6,520,000

Earnings (loss) per share
Basic	$—	$(0.43)	$0.01	$(0.27)

Diluted	$—	$(0.43)	$0.01	$(0.27)

The net proceeds from the Offering and the capital contributed by our Initial Stockholders amounted to approximately $29.7 million. As of June 30, 2006, we had cash of $100,237. The net proceeds of our IPO and initial capitalization reduced by the amount we placed in the trust account was approximately $1.236 million. The difference of approximately $1.136 million is the amount of cash we have used since inception. We have used $172,040 to pay for our Directors’ & Officers liability insurance policies, $489,616 to pay for costs associated with our pending merger, $185,877 for income and franchise taxes, $122,680 for monthly overhead fees to Coastal Acquisition, LLC., $52,300 for financial advisory fees, and $72,443 for professional fees. The balance was used to pay general and administrative expenses, public company expenses and other expenses.

In 2006, we will generate interest income on our cash outside of the trust account which can also be used to pay our costs and expenses. From January 1, 2006 through February 18, 2007, we estimate our use of cash as follows:

Federal income tax liability for 2005	$186,000
Accounts payable and accrued expenses as of December 31, 2005	95,800
Overhead fee to Coastal Acquisition, LLC.	102,320
Directors & Officers insurance premiums	115,000
Legal and accounting fees for SEC related purposes	50,000
Legal, accounting and other professional fees related to a business combination	300,000
Franchise taxes for 2006	64,000
Other	21,880
$935,000

As of June 30, 2006, we had cash of $100,237. We anticipate completing our proposed business combination in October 2006. We believe that we have sufficient cash to complete the business combination; however, to the extent that our operating costs and costs relating to completing the merger through the closing of the merger exceed amounts available outside the trust fund, trust fund assets will be used to fund the excess costs of the merger if the merger is completed and the trust fund assets are released to the Company.

In the event the business combination is not consummated within the agreed upon time period, we do not believe we will have sufficient funds outside of the trust fund to operate through February 18, 2007. The Company believes it will likely be forced to liquidate should the business combination with Intercontinental not be consummated.

We are obligated, commencing February 14, 2005, to pay to Coastal Acquisition, LLC, an affiliate of our directors and executive officers, a monthly fee of $7,500 for general and administrative services. In addition, in May 2004, Coastal Acquisition, LLC advanced an aggregate of $75,000 to us, on a non-interest bearing basis, for payment of offering expenses on our behalf. This amount was repaid in February 2005 out of the proceeds of our initial public offering. Coastal Acquisition, LLC has loaned Coastal $50,000 for operating expenses. The loan bears interest at the rate of 12% and matures on the earlier of the closing of the merger or October 27, 2006. Coastal Acquisition, LLC has waived any claims it has against the trust fund with respect to the loan. If the merger is not completed and Coastal is forced to liquidate the loan will remain as an unsecured claim against Coastal.

Off-Balance Sheet Arrangements

There were no off-balance sheet arrangements during the period from May 19, 2004 (inception) through December 31, 2005, that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources that is material to our investors.

Dividends

We have not paid any dividends on our common stock to date and do not intend to pay dividends prior to the completion of a business combination.

The payment of dividends on Coastal common stock in the future is subject to determination and declaration by Coastal’s board of directors. In making the determination whether to and in what amount to declare dividends, Coastal’s board of directors will need to consider a number of factors, including general economic conditions, regulatory limitations on the payment of dividends, Coastal’s capital requirements, the results of operations and financial condition of Coastal and tax considerations. There is no assurance that dividends will be declared or, if declared, what the amount of dividends will be, or whether such dividends will continue.

Further, consistent with its policy that bank holding companies should serve as a source of financial strength for their subsidiary banks, the Federal Reserve has stated that, as a matter of prudent banking, a bank holding company generally should not maintain a rate of dividends to shareholders unless its net income available has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears consistent with the bank holding company’s capital needs, asset quality and overall financial condition.

Finally, the Federal Reserve has the authority to prohibit Coastal from paying a dividend when the Federal Reserve determines that the dividend would be an unsafe or unsound banking practice.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2005

The following unaudited pro forma consolidated statement of condition combines the historical consolidated statement of condition of Intercontinental and the historical balance sheet of Coastal as of December 31, 2005 giving effect to the merger, as if the merger had been consummated on December 31, 2005. The following unaudited pro forma consolidated statements of operations combine the historical consolidated statements of operations of Intercontinental and the historical statements of operations of Coastal for the year ended December 31, 2005, giving effect to the merger, as if it had occurred on January 1, 2005. The pro forma statements of operations are presented in two ways: (i) assuming that all stockholders’ of Coastal approve the transaction and (ii) assuming only the minimum number of stockholders’ necessary to proceeds with the transaction approve it.

We are providing the following information to aid you in your analysis of the financial aspects of the merger. We derived this information for the year ended December 31, 2005 from the audited financial statements of Intercontinental and Coastal. Neither Intercontinental nor Coastal assumes any responsibility for the accuracy or completeness of the information provided by the other party. This information should be read together with Intercontinental’s audited financial statements and related notes included in this document under Intercontinental Bank Shares Corporation Consolidated Financial Statements and Coastal’s audited financial statements included in this document under Coastal Bancshares Acquisition Corp. Financial Statements.

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the merger, factually supportable, and expected to have a continuing impact on the combined results.

The unaudited pro forma consolidated information is for illustrative purposes only. The financial results may have been different had the companies always been combined. Because the business plans for the combined companies have not been finalized, we are not able to reasonably quantify the costs and/or cost savings of such activities. Therefore, you should not rely on the pro forma consolidated financial information as being indicative of the historical results that would have been achieved had the companies always been consolidated or the future results that the company will experience.

The following information should be read in conjunction with the pro forma consolidated financial statements:

•

Accompanying notes to the unaudited pro forma consolidated financial statements.

•

Separate historical consolidated financial statements of Intercontinental for the year ended December 31, 2005 included elsewhere in this document.

•

Separate historical financial statements of Coastal for the year ended December 31, 2005 included elsewhere in this document.

The unaudited pro forma consolidated financial statements were prepared using the purchase method of accounting with Coastal treated as the acquirer. Accordingly, the assets and liabilities of Intercontinental have been presented at their fair value and the excess of the purchase cost over the fair value has been allocated to goodwill and other intangible assets.

Pro Forma Statements of Financial Condition:

The following unaudited pro forma consolidated statement of financial condition of Coastal as of December 31, 2005 assumes maximum stockholder approval-that none of Coastal’s stockholders’ exercise their right to convert their shares of common stock into cash. If the minimum number of stockholders’ vote to approve the merger; that is 80.1% of Coastal stockholders’ approve the transaction and 19.9% exercise their right to convert their shares of common stock into cash, then the pro forma number of shares outstanding would be 5,712,850, and securities available for sale and stockholders’ equity would each be reduced by the $5,851,018 that is reflected as mezzanine financing on Coastal’s Statement of Condition.

COASTAL BANCSHARES ACQUISITION CORP.

PRO FORMA CONSOLIDATED STATEMENT OF CONDITION – ASSUMING NO CONVERSIONS
AS OF DECEMBER 31, 2005

	Coastal Bancshares Acquisition Corp.	Intercontinental Bank Shares Corporation	Proforma Adjustments		Pro forma Unaudited Consolidated Statement of Condition
ASSETS
Cash and non-interesting bearing due from banks	$18,246	$2,308,278	$1,502,375	(d)	$3,828,899
Federal funds sold	—	1,000,000	—		1,000,000
Total cash and cash equivalents	18,246	3,308,278	1,502,375		4,828,899
Securities available for sale	29,269,727	27,541,730	$(18,605,875	)(f)	38,205,582
Interest-bearing deposits in financial institutions	907,397	585,535	—		1,492,932
Loans, net of unearned fees	—	73,912,509	—		73,912,509
Less allowance for possible credit losses	—	(375,410)	—		(375,410)
Loans, net	—	73,537,099	—		73,537,099
Bank premises and equipment, net	—	2,585,095	800,000	(g)	3,385,095
Accrued interest receivable	—	832,798	—		832,798
Federal Home Loan Bank stock	—	314,500	—		314,500
Federal Reserve Bank stock	—	258,300	—		258,300
Goodwill	—	537,279	10,973,130	(h)	11,510,409
Core deposit intangible	—	—	980,000	(h)	980,000
Other assets	19,630	294,012	—		313,642
	$30,215,000	$109,794,626	$(4,350,370)		$135,659,256
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Deposits:
Noninterest-bearing	$—	$24,287,432	$—		$24,287,432
Interest-bearing	—	73,499,845	—		73,499,845
Total Deposits	—	97,787,277	—		97,787,277
Other borrowed funds	—	874,875	—		874,875
Federal Home Loan Bank borrowings	—	2,371,092	—		2,371,092
Accrued interest payable	—	117,276	—		117,276
Other liabilities	218,550	367,536	—		586,086
Warrant liability	4,747,200		—		4,747,200
Deferred income taxes	—		333,200		333,200
Junior subordinated debentures	—	3,093,000	—		3,093,000
Total Liabilities	4,965,750	104,611,056	333,200		109,910,006
Common stock subject to stockholders’ right to conversion	5,851,018		(5,851,018	)(b)	—
Stockholders’ Equity
Common stock	54,166	7,500	4,275	(c)	65,941
Capital surplus	16,836,761	3,991,312	2,347,931	(c)	23,176,004
Retained earnings	2,600,811	2,323,265	(2,323,265	)(f)	2,600,811
Deferred compensation	(93,506)	—	—		(93,506)
Treasury stock, at cost	—	(825,875)	825,875	(c)	—
Accumulated other comprehensive (loss) income	—	(312,632)	312,632	(f)	—
Total Stockholders’ Equity	19,398,232	5,183,570	1,167,448		25,749,250
	$30,215,000	$109,794,626	$(4,350,370)		$135,659,256

Pro Forma Statements of Operations:

The following unaudited pro forma consolidated statement of operations of Coastal for the year ended December 31, 2005 assumes that the merger occurs on January 1, 2005 and maximum stockholder approval-that none of Coastal’s stockholders’ exercise their right to convert their shares of common stock into cash.

COASTAL BANCSHARES ACQUISITION CORP.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS – ASSUMING NO CONVERSIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

	Coastal Bancshares Acquisition Corp.	Intercontinental Bank Shares Corporation	Proforma Adjustments		Pro forma Unaudited Consolidated Statement of Operations

Interest Income
Interest and fees on loans	$—	$4,761,423	$—		$4,761,423
Securities available for sale	805,425	905,602	—		1,711,027
Other investments	—	26,508	—		26,508
Federal funds sold	—	254,513	—		254,513
Total Interest Income	805,425	5,948,046	—		6,753,471
Interest Expense
Deposits	—	2,236,527	—		2,236,527
Other borrowed funds	—	57,274	—		57,274
Federal home loan bank borrowings	—	135,408	—		135,408
Subordinated debentures	—	185,413	—		185,413
Total Interest Expense	—	2,614,622	—		2,614,622
Net Interest Income	805,425	3,333,424	—		4,138,849
Provision for Possible Credit Losses	—	—	—		—
Net Interest Income After Provision for Possible Credit Losses	805,425	3,333,424	—		4,138,849
Non-Interest Income
Service charges	—	463,750	—		463,750
Rental income	—	125,953	—		125,953
Warrant liability income	2,428,800	—	—		2,428,800
Other	—	171,898	—		171,898
Total Non-Interest Income	2,428,800	761,601	—		3,190,401
Non-Interest Expense
Salaries and employee benefits	—	1,452,184	$812,000	(d)	2,264,184
Net occupancy and equipment expense	—	1,017,744	(121,752	)(f)	895,992
Professional and director fees	—	285,401	—		285,401
Data processing expenses	—	148,145	—		148,145
Insurance expense	—	57,128	—		57,128
Communication expense	—	73,854	—		73,854
Other	507,960	314,013	159,833	(e)	981,806
Total Non-Interest Expense	507,960	3,348,469	850,081		4,706,510
Earnings Before Income Taxes	2,726,265	746,556	(850,081)		2,622,740
Income Taxes	123,000	185,137	(261,625	)(g)	46,512
Net Earnings	$2,603,265	$561,419	$(588,456)		$2,576,228
Weighted Average Shares Outstanding:
Basic	5,794,082	708,440		(b,c)	6,594,075
Diluted	15,382,247	741,004		(b,c)	17,634,075
Earnings Per Share:
Basic	$0.45	$0.79			$0.39
Diluted	$0.01	$0.76			$0.01

The following unaudited pro forma consolidated statement of operations of Coastal for the year ended December 31, 2005 assumes that the merger was consummated on January 1, 2005 and minimum approval by Coastal stockholders’ – that is 80.1% of Coastal stockholders approve the merger and 19.9% exercise their right to convert their shares of common stock into cash.

COASTAL BANCSHARES ACQUISITION CORP.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS –
ASSUMING MAXIMUM CONVERSIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

	Coastal Bancshares Acquisition Corp.	Intercontinental Bank Shares Corporation	Proforma Adjustments		Pro forma Unaudited Consolidated Statement of Operations

Interest Income
Interest and fees on loans	$—	$4,761,423	$—		$4,761,423
Securities available for sale	805,425	905,602	(157,200	)(f)	1,553,827
Other investments	—	26,508	—		26,508
Federal funds sold	—	254,513	—		254,513
Total Interest Income	805,425	5,948,046	(157,200)		6,596,271
Interest Expense
Deposits		2,236,527	—		2,236,527
Other borrowed funds	—	57,274	—		57,274
Federal home loan bank borrowings	—	135,408	—		135,408
Subordinated debentures	—	185,413	—		185,413
Total Interest Expense	—	2,614,622	—		2,614,622
Net Interest Income	805,425	3,333,424	(157,200)		3,981,649
Provision for Possible Credit Losses	—	—	—		—
Net Interest Income After Provision for Possible Credit Losses	805,425	3,333,424	(157,200)		3,981,649
Non-Interest Income
Service charges	—	463,750	—		463,750
Rental income	—	125,953	—		125,953
Warrant liability income	2,428,800	—	—		2,428,800
Other	—	171,898	—		171,898
Total Non-Interest Income	2,428,800	761,601	—		3,190,401
Non-Interest Expense
Salaries and employee benefits	—	1,452,184	812,000	(g)	2,264,184
Net occupancy and equipment expense	—	1,017,744	(121,752	)(e)	895,992
Professional and director fees	—	285,401	—		285,401
Data processing expenses	—	148,145	—		148,145
Insurance expense	—	57,128	—		57,128
Communication expense	—	73,854	—		73,854
Other	507,960	314,013	159,833	(d)	981,806
Total Non-Interest Expense	507,960	3,348,469	850,081		4,706,510
Earnings Before Income Taxes	2,726,265	746,556	(1,007,281)		2,465,540
Income Taxes	123,000	185,137	(300,625	)(h)	7,512
Net Earnings	$2,603,265	$561,419	$(706,656)		$2,458,028
Weighted Average Shares Outstanding:
Basic	5,794,082	708,440		(b,c)	5,490,627
Diluted	15,382,247	741,004		(b,c)	16,530,627
Earnings Per Share:
Basic	$0.45	$0.79			$0.45
Diluted	$0.01	$0.76			$0.00

NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2005

The unaudited pro forma consolidated statement of financial condition of Coastal as of December 31, 2005 is presented assuming maximum stockholder approval – that none of Coastal’s stockholders’ exercise their right to convert their shares of common stock into cash. If the minimum number of stockholders’ vote to approve the merger; 80.1% of Coastal stockholders’ approve the transaction and 19.9% exercise their right to convert their shares of common stock into cash, then the pro forma number of shares outstanding would be 5,712,850, securities available for sale and stockholders’ equity would each be reduced by $5,851,018.

Notes to pro forma consolidated statement of condition:

a.

Assumes that the merger was consummated on December 31, 2005.

b.

Assumes that none of the owners of common stock of Coastal elect to convert their shares into cash and reclassification of the amount of common stock subject to conversion to stockholders’ equity (see Note i also).

c.

See the table below in Note i for details of the changes in stockholder’s’ equity resulting from the pro forma adjustments described below.

d.

Assumes the exercise of options to purchase 125,000 shares of Intercontinental for aggregate consideration of $1,002,375, including an option for 65,625 shares to be granted in 2006 simultaneously with the closing of the merger, and receipt of the proceeds from the purchase of 74,075 shares of Coastal common stock by Steven Pritchard for $500,000 (see Note i below), for an aggregate of $1,502,375.

e.

Assumes the cancellation of 52,500 shares of Intercontinental treasury stock with an aggregate cost of $825,875 (see Note i below).

f.

To record the purchase of all of the 822,502 shares of Intercontinental common stock for aggregate consideration of $16,825,125, the payment of estimated transaction costs of $980,750, and the purchase of certain leased real estate and equipment for $800,000; an aggregate of $18,605,875. To record the related elimination of Intercontinental stockholder equity accounts (see also Note i below) for an aggregate of $6,811,209, as follows: (1) elimination of common stock of $8,225 and capital surplus of $4,167,087 for a total of $4,175,312 after taking into account the exercise of stock options for $1,002,375 described in Note d, and the cancellation of treasury stock for $825,875 described in Note e, (2) elimination of retained earnings of $2,323,265, (3) elimination of accumulated other comprehensive losses of $312,632.

g.

To record the purchase of certain leased real estate and equipment for $800,000.

h.

To record the estimated core deposit intangible and goodwill associated with the merger as follows:

Net purchase price	$16,825,125
Estimated transaction costs	980,750
17,805,875
Adjusted book value attributable to Intercontinental shares redeemed	(6,185,945)
$11,619,930
Allocated to:
Goodwill	$10,973,130
Less allocation to core deposit intangibles	980,000
Deferred income taxes related to core deposit intangibles	(333,200)
$11,619,930

The calculation of goodwill assumes the carrying value of Intercontinental assets and liabilities is equal to their fair value.

i.

The pro forma changes in certain of the stockholders’ equity accounts and common stock outstanding is as follows:

	Common Stock	Capital Surplus	Treasury Stock	Note	Total

Reclassify common stock subject to conversion	$11,034	$5,839,984		(b)	$5,851,018
Record exercise of Intercontinental stock options	1,250	1,001,125		(d)	1,002,375
Cancel 52,500 shares of Intercontinental treasury stock	(525)	(825,350)	825,875	(e)	—
Record purchase of Intercontinental stock for cash	(8,225)	(4,167,087)		(f)	(4,175,312)
Record purchase of Coastal stock by Pritchard	741	499,259		(d)	500,000
	$4,275	$2,347,931	$825,875		$3,178,081

	Shares of Common Stock
	Intercontinental	Coastal
Detail of common stock:
Outstanding at December 31, 2005	750,002	6,520,000
Exercise of stock options	125,000	—
Cancellation of treasury stock	(52,500)	—
Issue 74,075 Coastal shares to Steven Pritchard	—	74,075
Redemption of shares from Intercontinental stockholders’	(822,502)	—
Common stock outstanding – pro forma	—	6,594,075

Notes to pro forma consolidated statement of operations – assuming maximum stockholder approval and no conversions:

a.

Assumes that the merger was consummated on January 1, 2005.

b.

Coastal completed an initial public offering (IPO) on February 18, 2005. Because the shares issues in the IPO include the shares subject to possible conversion and provided the funds which are assumed to be used for the merger on January 1, 2005, it was assumed that the shares issued in the IPO were outstanding on January 1, 2005 for purposes of per share calculations.

c.

Assumes that none of the owners of common stock of Coastal elect to convert their shares into cash.

d.

To record compensation expense in the amount of $812,000 related to the grant to Steven Pritchard of an option to purchase 65,625 shares of Intercontinental common stock immediately before the closing, at fair value calculated using the Black-Sholes method and the following principal assumptions: (i) stock price of $20.46 (implied by the Merger Agreement), (ii) expected life of 9 months, (iii) volatility of 10%, and (iv) a bond equivalent yield of 4.8%.

e.

To record annual depreciation and amortization in the aggregate of $159,833 consisting of: (1) depreciation expense in the amount of $37,333 on real estate and equipment purchased at the closing as if the closing had occurred on January 1, 2005, using the straight-line method and estimated useful lives of 5 and 10 years on equipment and buildings, respectively, and (2) amortization expense in the amount of $122,500 on core deposit intangibles associated with the merger as if the closing had occurred on January 1, 2005, using the straight-line method and an estimated useful life of 8 years.

f.

To eliminate the rent in the amount of $121,752 paid in 2005 on the assets assumed to have been purchased on January 1, 2005.

g.

To reduce the income tax provision in the amount of $261,625 for the effect of (i) the stock option grant, (ii) amortization and depreciation, (iii) elimination of rent expense, (iv) the deferred tax benefit resulting from amortization of the core deposit intangibles, (v) the deferred tax benefit of Coastal’s deferred compensation, and (vi) to adjust the provision for income taxes as if Coastal and Intercontinental had filed a consolidated tax return for 2005. The pro forma adjustments were made using Intercontinental’s effective tax rate of 25%, which is less than statutory rates primarily due to foreign tax credits. This effective tax rate is expected to continue for the foreseeable future. See the table below:

Tax adjustment:
Coastal pre-tax earnings	$2,726,265
Proforma marginal corporate tax rate	25%
681,566
Coastal’s actual tax provision	(123,000)
Proforma adjustment to Coastal’s tax provision	558,566
Permanent difference – warrant liability (income) expense	(2,428,800)
Add back rent expense	121,752
Expense stock option	(812,000)
Depreciation of assets	(37,333
Proforma adjustments to earnings	(3,156,381)
Proforma marginal corporate tax rate	25%
(789,095)
Total tax adjustment – current taxes	$(230,529)
Round	$(231,000)
Deferred tax (recovery) – amortization of core deposit intangibles	(30,625)
Total proforma tax adjustment	$(261,625)

Notes to pro forma consolidated statement of operations – assuming minimum stockholder approval and maximum conversions:

a.

Assumes that the merger was consummated on January 1, 2005.

b.

Coastal completed an initial public offering (IPO) on February 18, 2005. Because the shares issues in the IPO include the shares subject to possible conversion and provided the funds which are assumed to be used for the merger on January 1, 2005, it was assumed that the shares issued in the IPO were issued on January 1, 2005 for purposes of per share calculations.

c.

Assumes that 19.9% of the owners of common stock of Coastal (pro forma as if the IPO had occurred on January 1, 2005) elected to convert their shares into cash on January 1, 2005.

d.

To record annual depreciation and amortization in the aggregate of $159,833 consisting of: (1) depreciation expense in the amount of $37,333 on real estate and equipment purchased at the closing as if the closing had occurred on January 1, 2005, using the straight-line method and estimated useful lives of 5 and 10 years on equipment and buildings, respectively, and (2) amortization expense in the amount of $122,500 on core deposit intangibles associated with the merger as if the closing had occurred on January 1, 2005, using the straight-line method and an estimated useful life of 8 years.

e.

To eliminate the rent in the amount of $121,752 paid in 2005 on the assets assumed to have been purchased on January 1, 2005.

f.

To reflect the estimated reduction of interest income in the amount of $157,200 as if 19.99% of Coastal’s stockholders’ had redeemed their common stock on January 1, 2005 by assuming a reduction of 1.5 months of the annualized interest income. The actual trust account interest income was annualized because it was assumed in Note b above that the IPO was completed on January 1, 2006.

g.

To record compensation expense in the amount of $812,000 related to the grant to Steven Pritchard of an option to purchase 65,625 shares of Intercontinental common stock immediately before the closing, at fair value calculated using the Black-Sholes method and the following principal assumptions: (i) stock price of $20.46 (implied by the Merger Agreement), (ii) expected life of 9 months, (iii) volatility of 10%, and (iv) a bond equivalent yield of 48%.

h.

To reduce the income tax provision in the amount of $300,625 for the effect of (i) the stock option grant (ii) the reduction of interest income resulting from the conversion of common stock to cash, (iii) amortization and depreciation, (iv) the deferred tax benefit resulting from amortization of the core deposit intangibles, (v) elimination of rent expense, and (vi) to adjust the provision for income taxes as if Coastal and Intercontinental had filed a consolidated tax return for 2005. The pro forma adjustments were made using Intercontinental’s effective tax rate of 25%, which is less than statutory rates primarily due to foreign tax credits. This effective tax rate is expected to continue for the foreseeable future. See the table below:

Tax adjustment:
Coastal pre-tax earnings	$2,726,265
Proforma marginal corporate tax rate	25%
681,566
Coastal’s actual tax provision	(123,000)
Proforma adjustment to Coastal’s tax provision	558,566
Permanent difference – warrant liability (income) expense	(2,428,800)
Reduction of interest income	(157,200)
Add back rent expense	121,752
Expense stock option	(812,000)
Depreciation of assets	(37,333)
Proforma adjustments to earnings	(3,313,581)
Proforma marginal corporate tax rate	25%
(828,395)
Total tax adjustment – current taxes	$(269,829)
Round	$(270,000)
Deferred tax (recovery) – amortization of core deposit intangibles	(30,625)
Total proforma tax adjustment	$(300,625)

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2006

The following unaudited pro forma consolidated statement of condition combines the historical consolidated statement of condition of Intercontinental and the historical balance sheet of Coastal as of June 30, 2006 giving effect to the merger, as if the merger had been consummated on June 30, 2006. The following unaudited pro forma consolidated statements of operations combine the historical consolidated statements of operations of Intercontinental and the historical statements of operations of Coastal for the six months ended June 30, 2006, giving effect to the merger, as if it had occurred on January 1, 2006. The pro forma statements of operations are presented in two ways: (i) assuming that all stockholders’ of Coastal approve the transaction and (ii) assuming only the minimum number of stockholders’ necessary to proceeds with the transaction approve it.

We are providing the following information to aid you in your analysis of the financial aspects of the merger. We derived this information as of and for the six months ended June 30, 2006 from the unaudited financial statements of Intercontinental and Coastal. Neither Intercontinental nor Coastal assumes any responsibility for the accuracy or completeness of the information provided by the other party. This information should be read together with Intercontinental’s audited financial statements and related notes included in this document under Intercontinental Bank Shares Corporation Consolidated Financial Statements and Coastal’s audited financial statements included in this document under Coastal Bancshares Acquisition Corp. Financial Statements.

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the merger, factually supportable, and expected to have a continuing impact on the combined results.

The unaudited pro forma consolidated information is for illustrative purposes only. The financial results may have been different had the companies always been combined. Because the business plans for the combined companies have not been finalized, we are not able to reasonably quantify the costs and/or cost savings of such activities. Therefore, you should not rely on the pro forma consolidated financial information as being indicative of the historical results that would have been achieved had the companies always been consolidated or the future results that the company will experience.

The following information should be read in conjunction with the pro forma consolidated financial statements:

•

Accompanying notes to the unaudited pro forma consolidated financial statements.

•

Separate historical consolidated financial statements of Intercontinental for the year ended December 31, 2005 included elsewhere in this document.

•

Separate historical financial statements of Coastal for the year ended December 31, 2005 included elsewhere in this document.

The unaudited pro forma consolidated financial statements were prepared using the purchase method of accounting with Coastal treated as the acquirer. Accordingly, the assets and liabilities of Intercontinental have been presented at their fair value and the excess of the purchase cost over the fair value has been allocated to goodwill and other intangible assets.

Pro Forma Consolidated Statement of Condition:

The following unaudited pro forma consolidated statement of financial condition of Coastal as of June 30, 2006 is derived from the unaudited financial statements of Coastal and Intercontinental, and assume maximum stockholder approval that none of Coastal’s stockholders’ exercise their right to convert their shares of common stock into cash. If the minimum number of stockholders’ vote to approve the merger; that is 80.1% of Coastal stockholders’ approve the transaction and 19.9% exercise their right to convert their shares of common stock into cash, then the pro forma number of shares outstanding would be 5,712,850, and securities available for sale and stockholders’ equity would each be reduced by the $5,978,704 that is reflected as mezzanine financing on Coastal’s Statement of Condition.

COASTAL BANCSHARES ACQUISITION CORP.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF CONDITION –
ASSUMING NO CONVERSIONS
AS OF JUNE 30, 2006

	Coastal Bancshares Acquisition Corp.	Intercontinental Bank Shares Corporation	Proforma Adjustments		Pro forma Unaudited Consolidated Statement of Condition

ASSETS
Cash and non-interesting bearing due from banks	$16,132	$3,621,577	$1,502,375	(d)	$5,140,084
Federal funds sold	—	29,800,000	—		29,800,000
Total cash and cash equivalents	16,132	33,421,577	1,502,375		34,940,084
Securities available for sale	29,908,477	27,839,084	(18,068,791)	(f)	39,678,770
Interest-bearing deposits in financial institutions	84,104	95,000	—		179,104
Loans, net of unearned fees	—	71,736,362	—		71,736,362
Less allowance for possible credit losses	—	(343,530)	—		(343,530)
Loans, net	—	71,392,832	—		71,392,832
Bank premises and equipment, net	—	2,421,594	800,000	(h)	3,221,594
Accrued interest receivable	—	834,669	—		834,669
Federal Home Loan Bank stock	—	321,700	—		321,700
Federal Reserve Bank stock	—	258,300	—		258,300
Goodwill	—	537,279	10,812,556	(i)	11,349,835
Core deposit intangible	—	—	1,250,000	(i)	1,250,000
Other assets	640,124	253,663	(624,584)	(g)	269,203
	$30,648,837	$137,375,698	$(4,328,444)		$163,696,091
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Deposits:
Noninterest-bearing	$—	$24,646,904	$—		$24,646,904
Interest-bearing	—	100,834,408	—		100,834,408
Total Deposits	—	125,481,312	—		125,481,312
Other borrowed funds	—	787,375	—		787,375
Federal Home Loan Bank borrowings	—	2,279,721	—		2,279,721
Accrued interest payable	—	237,330	—		237,330
Other liabilities	371,779	243,516	—		615,295
Deferred income taxes	—	—	425,000	(i)	425,000
Warrant liability	3,532,800	—	—		3,532,800
Junior subordinated debentures	—	3,093,000	—		3,093,000
Total Liabilities	3,904,579	132,122,254	425,000		136,451,833
Common stock subject to stockholders’ right to conversion	5,978,704	—	(5,978,704)	(b)	—
Stockholders’ Equity
Common stock	54,166	7,500	4,275	(c)	65,941
Capital surplus	16,709,075	3,991,312	2,475,617	(c)	23,176,004
Retained earnings	4,023,891	2,578,256	(2,578,256)	(f)	4,023,891
Deferred compensation	(21,578)	—			(21,578)
Treasury stock, at cost	—	(825,875)	825,875	(c)	—
Accumulated other comprehensive (loss) income	—	(497,749)	497,749	(f)	—
Total Stockholders’ Equity	20,765,554	5,253,444	1,225,260		27,244,258
	$30,648,837	$137,375,698	$(4,328,444)		$163,696,091

Pro Forma Statements of Operations:

The following unaudited pro forma consolidated statement of operations of Coastal for the six months ended June 30, 2006, is derived from the unaudited financial statement of Coastal and Intercontinental, and assumes that the merger occurred on January 1, 2006, and maximum stockholder approval that none of Coastal’s stockholders exercise their right to convert their shares of common stock into cash.

COASTAL BANCSHARES ACQUISITION CORP.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS –
ASSUMING NO CONVERSIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006

	Coastal Bancshares Acquisition Corp.	Intercontinental Bank Shares Corporation	Proforma Adjustments		Pro forma Unaudited Consolidated Statement of Operations

Interest Income
Interest and fees on loans	$—	$2,488,420	$—		$2,488,420
Securities available for sale	645,458	552,701	—		1,198,159
Other investments	—	15,091	—		15,091
Federal funds sold	—	398,574	—		398,574
Total Interest Income	645,458	3,454,786	—		4,100,244

Interest Expense
Deposits	—	1,495,279	—		1,495,279
Other borrowed funds	—	40,305	—		40,305
Federal home loan bank borrowings	—	72,666	—		72,666
Subordinated debentures	—	129,867	—		129,867
Total Interest Expense	—	1,738,117	—		1,738,117
Net Interest Income	645,458	1,716,669	—		2,362,127
Provision for Possible Credit Losses	—	—	—		—
Net Interest Income After Provision for Possible Credit Losses	645,458	1,716,669	—		2,362,127
Non-Interest Income
Service charges	—	195,265	—		195,265
Rental income	—	53,073	—		53,073
Warrant liability income	1,214,400	—	—		1,214,400
Other	—	58,724	—		58,724
Total Non-Interest Income	1,214,400	307,062	—		1,521,462
Non-Interest Expense
Salaries and employee benefits	—	720,546	812,000	(c)	1,532,546
Net occupancy and equipment expense	—	380,384	(60,876)	(e)	319,508
Professional and director fees	—	174,712	—		174,712
Data processing expenses	—	134,812	—		134,812
Insurance expense	—	29,236	—		29,236
Communication expense	—	98,608	—		98,608
Other	293,675	170,953	96,792	(d)	561,420
Total Non-Interest Expense	293,675	1,709,251	847,916		2,850,842
Earnings Before Income Taxes	1,566,183	314,480	(847,916)		1,032,747
Income Taxes	143,103	59,489	(267,531)	(f)	(64,939)

Net Earnings	$1,423,080	$254,991	$(580,384)		$1,097,687
Weighted Average Shares Outstanding:
Basic	6,520,000	697,502		(a,b)	6,594,075
Diluted	17,560,000	730,066		(a,b)	17,634,075
Earnings Per Share:
Basic	$0.22	$0.37			$0.17
Diluted	$0.01	$0.35			$—

Pro Forma Statements of Operations:

The following unaudited pro forma consolidated statement of operations of Coastal for the six months ended June 30, 2006 assumes that the merger was consummated on January 1, 2006 and minimum approval by Coastal stockholders’ – that is 80.1% of Coastal stockholders approve the merger and 19.9% exercise their right to convert their shares of common stock into cash.

COASTAL BANCSHARES ACQUISITION CORP.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS –
ASSUMING MAXIMUM CONVERSIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2006

	Coastal Bancshares Acquisition Corp.	Intercontinental Bank Shares Corporation	Proforma Adjustments		Pro forma Unaudited Consolidated Statement of Operations

Interest Income
Interest and fees on loans	$—	$2,488,420	$—		$2,488,420
Securities available for sale	645,458	552,701	(127,700)	(e)	1,070,459
Other investments	—	15,091	—		15,091
Federal funds sold	—	398,574	—		398,574
Total Interest Income	645,458	3,454,786	(127,700)		3,972,544
Interest Expense
Deposits	—	1,495,279	—		1,495,279
Other borrowed funds	—	40,305	—		40,305
Federal home loan bank borrowings	—	72,666	—		72,666
Subordinated debentures	—	129,867	—		129,867
Total Interest Expense	—	1,738,117	—		1,738,117

Net Interest Income	645,458	1,716,669	(127,700)		2,234,427
Provision for Possible Credit Losses	—	—	—		—
Net Interest Income After Provision for Possible Credit Losses	645,458	1,716,669	(127,700)		2,234,427

Non-Interest Income
Service charges	—	195,265	—		195,265
Rental income	—	53,073	—		53,073
Warrant liability income	1,214,400	—	—		1,214,400
Other	—	58,724	—		58,724
Total Non-Interest Income	1,214,400	307,062	—		1,521,462
Non-Interest Expense
Salaries and employee benefits	—	720,546	812,000	(f)	1,532,546
Net occupancy and equipment expense	—	380,384	(60,876)	(d)	319,508
Professional and director fees	—	174,712	—		174,712
Data processing expenses	—	134,812	—		134,812
Insurance expense	—	29,236	—		29,236
Communication expense	—	98,608	—		98,608
Other	293,675	170,953	96,792	(c)	561,420
Total Non-Interest Expense	293,675	1,709,251	847,916		2,850,842

Earnings Before Income Taxes	1,566,183	314,480	(975,616)		905,047
Income Taxes	143,103	59,489	(299,531)	(g)	(96,939)

Net Earnings	$1,423,080	$254,991	$(676,084)		$1,001,987

Weighted Average Shares Outstanding :
Basic	6,520,000	697,502		(b,c)	5,490,627
Diluted	17,560,000	730,066		(b,c)	16,530,627
Earnings Per Share:
Basic	$0.22	$0.37			$0.18
Diluted	$0.01	$0.35			$—

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2006

The unaudited pro forma consolidated statement of financial condition of Coastal as of June 30, 2006 is presented assuming maximum stockholder approval-that none of Coastal’s stockholders’ exercise their right to convert their shares of common stock into cash. If the minimum number of stockholders’ vote to approve the merger; 80.1% of Coastal stockholders’ approve the transaction and 19.9% exercise their right to convert their shares of common stock into cash, then the pro forma number of shares outstanding would be 5,712,850, securities available for sale and stockholders’ equity would each be reduced by $5,978,704.

Notes to pro forma consolidated statement of condition:

a.

Assumes that the merger was consummated on June 30, 2006.

b.

Assumes that none of the owners of common stock of Coastal elect to convert their shares into cash and reclassification of the amount of common stock subject to conversion to stockholders’ equity (see Note j also).

c.

See the table below in Note j for details of the changes in certain stockholders’ equity accounts resulting from the pro forma adjustments described below.

d.

Assumes the exercise of options to purchase 125,000 shares of Intercontinental for aggregate consideration of $1,002,375; including an option for 65,625 shares granted in 2006, and receipt of the proceeds from the purchase of 74,075 shares of Coastal common stock by Steven Pritchard for $500,000 (see Note j below), for an aggregate of $1,502,375.

e.

Assumes the cancellation of 52,500 shares of Intercontinental treasury stock with an aggregate cost of $825,875(see Note j below).

f.

To record the purchase of all of the 822,502 shares of Intercontinental common stock for aggregate consideration of $16,912,625, the payment of additional estimated transaction costs of $356,166, and the purchase of certain leased real estate and equipment for $800,000; an aggregate of $18,068,791. To record the related elimination of Intercontinental stockholder equity accounts (see also Note j below) for an aggregate of $6,255,821, as follows: (1) elimination of common stock of $8,225 and capital surplus of $4,167,087 for a total of $4,175,312 after taking into account the exercise of stock options for $1,002,375 described in Note d, and the cancellation of treasury stock for $825,875 described in Note e, (2) elimination of retained earnings of $2,578,256, (3) elimination of accumulated other comprehensive losses of $497,747.

g.

To record the reclassification of $624,584 in acquisition costs incurred by Coastal prior to June 30, 2006.

h

 To record the purchase of certain leased real estate and equipment for $800,000.

i.

To record the estimated core deposit intangible, related deferred tax liability, and goodwill associated with the merger as follows:

Net purchase price	$16,912,625
Estimated transaction costs	980,750
17,893,375
Adjusted book value attributable to Intercontinental shares redeemed	(6,255,819)
$11,637,556
Allocated to:
Goodwill	$10,812,556
Less allocation to core deposit intangibles	1,250,000
Deferred income taxes related to core deposit intangibles	(425,000)
Goodwill	$11,637,556

The calculation of goodwill assumes the carrying value of Intercontinental assets and liabilities is equal to their fair value.

j.

The pro forma changes in certain of the stockholders’ equity accounts and common stock outstanding is as follows:

	Common Stock	Capital Surplus	Treasury Stock	Note	Total

Reclassify common stock subject to conversion	$11,034	$5,967,670		(b)	$5,978,704
Record exercise of Intercontinental stock options	1,250	1,001,125		(d)	1,002,375
Cancel 52,500 shares of Intercontinental treasury stock	(525)	(825,350)	825,875	(e)	-
Record purchase of Intercontinental stock for cash	(8,225)	(4,167,087)		(f)	(4,175,312)
Record purchase of Coastal stock by Pritchard	741	499,259		(d)	500,000
	$4,275	$2,475,617	$825,875		$3,305,767

	Shares of Common Stock
	Intercontinental	Coastal
Detail of common stock:
Outstanding at June 30, 2006	750,002	6,520,000
Exercise of stock options	125,000
Cancellation of treasury stock	(52,500)
Issue 74,075 Coastal shares to Steven Pritchard	—	74,075
Redemption of shares from Intercontinental stockholders’	(822,502)
Common stock outstanding – pro forma	—	6,594,075

Notes to pro forma consolidated statement of operations – assuming maximum stockholder approval and no conversions:

a.

Assumes that the merger was consummated on January 1, 2006.

b.

Assumes that none of the owners of common stock of Coastal elect to convert their shares into cash.

c.

To record compensation expense in the amount of $812,000 related to the grant to Steven Pritchard of an option to purchase 65,625 shares of Intercontinental common stock immediately before the closing, at fair value, calculated using the Black-Sholes method and the following principal assumptions: (i) stock price of $20.46 (implied by the merger agreement), (ii) expected life of 9 months, (iii) volatility of 10%, and (iv) bond equivalent yield of 4.8%.

d.

To record semi-annual depreciation and amortization in the aggregate of $96,792 consisting of: (1) depreciation expense in the amount of $18,667 on real estate and equipment purchased at the closing as if the closing had occurred on January 1, 2005, using the straight-line method and estimated useful lives of 5 and 10 years on equipment and buildings, respectively, and (2) amortization expense in the amount of $78,125 on core deposit intangibles associated with the merger as if the closing had occurred on January 1, 2005, using the straight-line method and an estimated useful life of 8 years.

e.

To eliminate the rent in the amount of $60,876 paid in 2006 on the assets assumed to have been purchased on January 1, 2006.

f.

To reduce the income tax provision in the amount of $267,531 for the effect of (i) the stock option grant, (ii) amortization and depreciation, (iii) elimination of rent expense, (iv) the deferred tax benefit resulting from amortization of the core deposit intangibles, (v) the deferred tax benefit of Coastal’s deferred compensation, and (vi) to adjust the provision for income taxes as if Coastal and Intercontinental were planning to file a consolidated tax return for 2006. The pro forma adjustments were made using Intercontinental’s effective tax rate of 25%, which is less than statutory rates primarily due to foreign tax credits. This effective tax rate is Intercontinental’s expected annual effective tax rate for the foreseeable future. See table below:

Tax adjustment:
Coastal pre-tax earnings (loss)	$1,566,183
Proforma marginal corporate tax rate	25%
391,546
Coastal’s actual tax provision	(143,103)
Proforma adjustment to Coastal’s tax provision	248,443
Permanent difference – warrant liability (income) expense	(1,214,400)
Add back rent expense	60,876
Expense stock option	(812,000)
Depreciaton of assets	(18,667)
Proforma adjustments to earnings	(1,984,191)
Proforma marginal corporate tax rate	25%
(496,048)
Total tax adjustment – current taxes	$(247,605)
Round	$(248,000)
Deferred tax (recovery) – amortization of core deposit intangibles	(19,531)
Total proforma tax adjustment	$(267,531)

Notes to pro forma consolidated statement of operations – assuming minimum stockholder approval and maximum conversions:

a.

Assumes that the merger was consummated on January 1, 2006.

b.

Assumes that 19.9% of the owners of common stock of Coastal elected to convert their shares into cash on January 1, 2006.

c.

To record semi-annual depreciation and amortization in the aggregate of $96,792 consisting of: (1) depreciation expense in the amount of $18,667 on real estate and equipment purchased at the closing as if the closing had occurred on January 1, 2005, using the straight-line method and estimated useful lives of 5 and 10 years on equipment and buildings, respectively, and (2) amortization expense in the amount of $78,125 on core deposit intangibles associated with the merger as if the closing had occurred on January 1, 2005, using the straight-line method and an estimated useful life of 8 years.

d.

To eliminate the rent in the amount of $60,876 paid in 2006 on the assets assumed to have been purchased on January 1, 2006.

e.

To reflect the estimated reduction of interest income in the amount of $127,700 as if 19.99% of Coastal’s stockholders’ had redeemed their common stock on January 1, 2006 by assuming that interest income for the three month period was reduced by 19.99%.

f.

To record the compensation expense in the amount of $812,000 related to the grant to Steven Pritchard of an option to purchase 65,625 shares of Intercontinental common stock immediately before the closing, at fair value, calculated using the Black-Sholes method and the following principal assumptions: (i) stock price of $20.46 (implied by the merger agreement), (ii) expected life of 9 months, (iii) volatility of 10%, and (iv) bond equivalent yield of 4.8%.

g.

To reduce the income tax provision in the amount of $299,531 for the effect of (i) the stock option grant (ii) the reduction of interest income resulting from the conversion of common stock to cash, (iii) amortization and depreciation, (iv) the deferred tax benefit resulting from amortization of the core deposit intangibles, (v) the deferred tax benefit of Coastal’s deferred compensation, and (vi) elimination of rent expense, and (vii) to adjust the provision for income taxes as if Coastal and Intercontinental planned to file a consolidated tax return for 2006. The pro forma adjustments were made using Intercontinental’s effective tax rate of 25%, which is less than statutory rates primarily due to foreign tax credits. This effective tax rate is Intercontinental’s expected annual effective tax rate for the foreseeable future. See table below:

Tax adjustment:
Coastal pre-tax earnings (loss)	$1,566,183
Proforma marginal corporate tax rate	25%
391,546
Coastal’s actual tax provision	(143,103)
Proforma adjustment to Coastal’s tax provision	248,443
Permanent difference – warrant liability (income) expense	(1,214,400)
Reduction of interest income	(127,700)
Add back rent expense	60,876
Expense stock option	(812,000)
Depreciaton of assets	(18,667)
Proforma adjustments to earnings	(2,111,891)
Proforma marginal corporate tax rate	25%
(527,973)
Total tax adjustment – current taxes	$(279,530)
Round	$(280,000)
Deferred tax (recovery) – amortization of core deposit intangibles	(19,531)
Total proforma tax adjustment	$(299,531)

DIRECTORS AND MANAGEMENT OF THE COMBINED COMPANY FOLLOWING THE MERGER

At the effective time of the merger, the board of directors and executive officers of the combined company will be as follows:

Name	Age	Position

Cary M. Grossman	52	Chairman of the Board of Directors and Chief Executive Officer

Richard E. Burciaga	57	President and Director

Lawrence Fisher	67	Director

John N. Bedford	68	Director

Charles H. Beynon	57	Director

Mary Scott Nabers	66	Director

Jeffrey P. Sangalis	47	Director

Steven J. Pritchard	55	Director and Executive Vice President of the Bank

Cary M. Grossman. Mr. Grossman will remain as chairman of the board of directors and chief executive officer upon the consummation of the merger. Mr. Grossman has been the chairman and co-chief executive officer of Coastal Bancshares Acquisition Corp. since inception and the chief executive officer since March 2006. From August 2004 through May 2006, Mr. Grossman was the executive vice president and chief financial officer of Gentium, S.p.A, an Italy based biopharmaceutical company. Since June 1, 2006, he has been the executive vice president and chief operating officer. From April 2004 until July 2006, Mr. Grossman was a director of Sand Hill IT Security Acquisition Corp. (OTCBB: SHQC), a blank check company formed to acquire a business in the IT security industry and an SEC reporting company. Since December 2004, he has been a director of I-Sector Corp. (AMEX: ISR), which provides network infrastructure and Internet protocol telephony solutions. Prior to January 10, 2005, Mr. Grossman was also chief financial officer of Sand Hill IT Security Acquisition Corp. From 2002 until 2003 he served as executive vice president and chief financial officer at U S Liquids, Inc, at the time, an AMEX listed environmental services company. Mr. Grossman left U S Liquids, Inc. in 2003 as a result of the acquisition of three of its businesses by a private equity firm and was president and chief executive officer of the acquiring company, ERP Environmental Services until November 2003. From 1997 until 2002, Mr. Grossman served Pentacon, Inc., at the time, an NYSE listed company, a provider of inventory management services and distributor of components to Fortune 50 original equipment manufacturers, as a board member and in several senior executive positions including: chairman of the board of directors, acting chief financial officer (2001-2002) and lead director (1998-2001) from the time that Pentacon went public in March 1998 until becoming chairman in 2001. Pentacon and substantially all of its subsidiaries filed a Joint Chapter 11 Plan of Debtors in 2002. The bankruptcy plan was confirmed by the United States Bankruptcy Court for the Southern District Court of Texas (Corpus Christi) in 2002. From 1991 until 2002, Mr. Grossman was the managing partner of McFarland, Grossman & Company, Inc., an investment banking and financial advisory firm he co-founded in 1991. Prior to that, Mr. Grossman practiced public accounting for 15 years. He earned a bachelor of business administration in accounting from The University of Texas, and is a certified public accountant.

Richard E. Burciaga. Mr. Burciaga will join Coastal as president and a director and as president and the chief executive officer of the Bank effective upon consummation of the merger. Since the fall of 2005, he has been a consultant to investor groups in the formation of banks. From 1987-2005 Mr. Burciaga was employed by Wells Fargo Bank N.A. and its predecessors in Austin, Texas. From 2000-2005, he was the regional president, Greater Austin Region where he was responsible for 45 branch Wells Fargo branches. In this capacity, he directed sales of retail, commercial and real estate banking products and had oversight of a staff of 550 including the community banking president for retail banking and regional business banking manager. From 1988 to 2005 he participated in the integration of 8 banks and thrifts which today comprise Wells Fargo Bank in the Central Texas area, including computer conversions, branch and human resource consolidation, product and services assimilation, and distribution strategies. In addition, over those same years Mr. Buricaga has directed the opening of 10 de novo branches. From 1996-2000 he was the community banking president, retail banking and from 1987-1996 he was executive vice president, retail banking. From 1985-1987, Mr. Burciaga was a vice president and managing associate for United Savings Association of Texas. He earned a bachelor of arts in public administration from the University of California at Los Angeles. Mr. Buricaga is a past chairman of the Greater Austin Chamber of Commerce and is currently Vice Chair of the Joe Long Performing Arts Center, and a Trustee of Huston Tillotson University in Austin, Texas.

John N. Bedford. Mr. Bedford will become a director upon consummation of the merger. Mr. Bedford has more than 45 years of commercial banking experience. He has been the chairman and chief executive officer of Partners Bank of Texas since 2003, a Houston, Texas de novo bank he co-founded. From 1997 to 2003, Mr. Bedford was the vice chairman of Southwest Bank of Texas, which until its recent acquisition by Zions Bank, was one of the largest independent bank in Texas with over $6 billion in assets. From 1993 to 1997 Mr. Bedford was chairman and chief executive officer of Pinemont Bank in Houston, Texas until it was acquired by Southwest Bank of Texas. During his tenure, Pinemont Bank grew from $90 million to $240 million in assets. Earlier in his career Mr. Bedford held several other executive position including: executive vice president and director of Lockwood National Bank, chairman of the board and cluster leader for four affiliate banks of Allied Bancorporation, president of Allied Pasadena National Bank, executive vice president and director of Pasadena National Bank, director, organizer and executive vice president of Almeda Genoa Bank. He is a past president of the Houston Chapter of the American Institute of Banking. Mr. Bedford earned a bachelor of science degree from the University of Houston in economics and is a graduate of the Southwestern Graduate School of Banking at Southern Methodist University.

Charles H. Beynon. Mr. Beynon will become a director upon consummation of the merger. He has been an independent financial consultant providing financial and advisory services to a diverse group of clients since 2002. Mr. Beynon retired as a partner from Arthur Andersen in 2002 after a 29 year career with the firm, including 19 years as a partner. He served as a division head in the firm’s Houston office where he was principally responsible for the firm’s service to middle market non-energy related clients. Currently he is a board member of Commercial America Insurance Company, a privately held Texas insurance company, and Integrated Electrical Services, Inc., a publicly traded electrical contractor (IESRQ.PK). Mr. Beynon is a certified public accountant in both Texas and Michigan. He earned a bachelor of business administration from Ohio University.

Lawrence Fisher. Mr. Fisher has been a director since April 2005. Mr. Fisher is a private investor. Mr. Fisher was a partner of Orrick, Herrington & Sutcliffe LLP from December 1995 through December 2005. He served as a member of the firm’s Executive Committee from 2000 to 2002, and as Partner-in-charge of the firm’s New York office from 1997 to 2000. Mr. Fisher was previously a partner of Kelley Drye & Warren LLP from 1985 to 1995 and before that, with Parker Chapin Flattau, & Klimpl LLP. He was a member of the Executive Committee of both firms. Mr. Fisher has served as a director of Financial Federal Corp. (NYSE: FIF), an equipment finance company, since 1992. He is also a director and Audit Committee Member of National Bank of New York City, a privately owned commercial bank. Mr. Fisher earned a B.A. in Political Science from Columbia University, attended the London School of Economics, and earned his L.L.B. from Columbia University School of Law.

Mary Scott Nabers. Ms. Nabers will become a director upon consummation of the merger. Since 1994, she has been the president & chief executive officer of Strategic Partnerships, Inc., a Texas-based government affairs, business development, procurement consulting and research company which she founded. From 1993-1994, Ms. Nabers was a commissioner of the Texas Railroad Commission. At that time the agency regulated approximately $65 billion of the Texas annual economy. She was active on both the state and federal levels and represented Texas on numerous national boards. From 1984-1993, Ms. Nabers served as the commissioner representing business at the Texas Employment Commission. While in that position, she founded The Texas Business Council, wrote a weekly column for more than 100 Texas newspapers, hosted a weekly radio program on the Texas State Network and published a monthly business publication with a circulation of 160,000. Prior to 1984, Mary served as president and general manager of two media corporations. She is currently a regular contributor to the Austin Business Journal and is on the Professional Speaking Circuit. Ms. Nabers is a former chair of the Greater Austin Chamber of Commerce, a member of the board of directors for the St. David’s Hospital System, a member of the executive committee of the Austin Area Research Organization, the Texas Leadership Council of the World Conference on Technology 2006, the Lower Colorado River Foundation and serves as an officer or director in numerous other organizations. Ms. Nabers earned a bachelor of science and doctorate in humanities from Howard Payne University, and a masters of business administration from the University of Texas.

Steven J. Pritchard. Mr. Pritchard will become a director and an executive vice president of the Bank and president of the Bank’s San Antonio division upon completion of the merger. From 1990 through consummation of the merger, Mr. Pritchard has been the president and chief executive officer of Intercontinental National Bank Shares Corporation and its principal subsidiary, Intercontinental National Bank. From 1985-1990, he operated a management consulting firm providing a variety of services primarily to financial institutions, real estate developers and other domestic and international financial service oriented businesses. During this period, he served as the principal executive officer of several financial institutions and real estate businesses as a result of his consulting engagements. From 1978-1984 Mr. Pritchard was vice president, finance of Frontier Enterprises, a multi-unit restaurant, wholesale supply and grocery company. From 1972 to 1978, he was employed by Ernst & Young. Mr. Pritchard is a certified public accountant and earned a bachelor of business administration in accounting from the University of Texas.

Jeffrey P. Sangalis. Mr. Sangalis has been a director since inception. Mr. Sangalis has extensive principal experience with a wide variety of debt and equity investments. Mr. Sangalis is a Managing Partner of RSTW Partners (formerly Rice Sangalis Toole & Wilson), a private equity firm he co-founded in 1989. RSTW Partners has raised and managed three funds totaling $870 million. RSTW has invested in over 50 transactions providing junior capital to middle market companies throughout the United States. Prior to co-founding RSTW in 1989, Mr. Sangalis was a Vice President with the First Texas Merchant Banking Group from 1987 to 1989 and a Vice President with Bankers Trust Company (now Deutsche Bank) from 1984 to 1987. Mr. Sangalis was also employed by Bank of America (formerly NationsBank and InterFirst Bank Dallas) in various commercial lending capacities from 1981 to 1984. In addition to serving as a director or advisory director of numerous RSTW portfolio companies, Mr. Sangalis is a current board member of both the Houston Private Equity Association (past two-term President) and the Association for Corporate Growth Houston Chapter. Mr. Sangalis received a B.S. from the Indiana University Kelley School of Business and an M.B.A. from the University of Wisconsin-Madison. Mr. Sangalis is a Chartered Financial Analyst.

Coastal Executive Officers

No executive officer of Coastal has received any cash or non-cash compensation for services rendered to Coastal.

Commencing February 18, 2005 and ending upon the acquisition of a target business, Coastal has paid and will continue to pay Coastal Acquisition, LLC, an affiliate of the directors and officers of Coastal, a fee of $7,500 per month for providing it with office space and certain office and secretarial services. Other than this $7,500 per-month fee, no compensation of any kind, including finders and consulting fees, has been or will be paid to any of the Coastal stockholders existing prior to its initial public offering, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, Coastal stockholders existing prior to its initial public offering have been and will continue to be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than the Coastal board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Prior to Coastal’s initial public offering, we issued 1,000,000 shares of our common stock to the individuals set forth below for $25,000 in cash, at an average purchase price of approximately $0.025 per share, as follows:

Name	Number of Shares	Relationship To Us

Cary M. Grossman	282,500	Co-Chief Executive Officer and Chairman of the Board of Directors

Coastal Acquisition, LLC	300,000	Affiliate of Cary M. Grossman. W. Donald Brunson and Jeffrey P. Sangalis

W. Donald Brunson	242,500	Co-Chief Executive Officer, President and Director

Scott Clingan	85,000	Senior Vice President, Corporate Development

Jeffrey P. Sangalis	50,000	Director

Fred S. Zeidman	40,000	Director

Coastal Acquisition, LLC, an affiliate of certain of our directors and executive officers, has agreed that, commencing February 14, 2005 through the acquisition of a target business, it will make available to us a small amount of office space and certain office and secretarial services, as we may require from time to time. We have agreed to pay Coastal Acquisition, LLC $7,500 per month for these services. In addition, in May 2004, Coastal Acquisition, LLC advanced an aggregate of $75,000 to us, on a non-interest bearing basis, for payment of offering expenses on our behalf. This amount was repaid in February 2005 out of the proceeds of our initial public offering.

Coastal has and will reimburse its officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on Coastal’s behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by us, which will be reviewed only by our board or a court of competent jurisdiction if such reimbursement is challenged.

On April 7, 2005, Fred S. Zeidman resigned as a Class A member of the Board of Directors of Coastal and forfeited his ownership of 40,000 shares of common stock of Coastal. On April 7, 2005, the Board of Directors of Coastal appointed Lawrence Fisher as a Class A member of the Board of Directors to fill the vacancy created by Mr. Zeidman’s resignation and the board granted 40,000 restricted shares of Coastal’s common stock to Mr. Fisher. In connection with the stock grant, Mr. Fisher executed a Lock-up Agreement and an Insider Letter, in substantially the same form as the agreements executed by the initial stockholders of Coastal in connection with our initial public offering.

Other than the $7,500 per month administrative fee and reimbursable out-of-pocket expenses payable to our officers and directors, no compensation or fees of any kind, including finders and consulting fees, will be paid to any of Coastal’s initial stockholders, officers or directors who owned Coastal common stock prior to our initial public offering, or to any of their respective affiliates for services rendered to us prior to or with respect to the business combination.

Coastal Acquisition, LLC has loaned Coastal $50,000 for operating expenses. The loan bears interest at the rate of 12% and matures on the earlier of the closing of the merger or October 27, 2006. Coastal Acquisition, LLC has waived any claims it has against the trust fund with respect to the loan. If the merger is not completed and Coastal is forced to liquidate the loan will remain as an unsecured claim against Coastal.

All ongoing and future transactions between Coastal and any of its officers and directors or their respective affiliates will be on terms believed by Coastal to be no less favorable than are available from unaffiliated third parties and will require prior approval in each instance by a majority of the members of Coastal’s board who do not have an interest in the transaction.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of June 30, 2006:

•

each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock either on ___________, 2006 or after the consummation of the merger;

•

each of our current officers and directors; and

•

all our current officers and directors as a group.

Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Class

Cary M. Grossman(2)(3)	282,500	4.3%

Coastal Acquisition, LLC(4)	300,000	4.6%

W. Donald Brunson(5)	242,500	3.7%

Scott Clingan	85,000	1.3%

Lawrence Fisher	40,000	*

Jeffrey P. Sangalis	50,000	*

All directors and executive officers as a group (5 individuals)	1,000,000	15.3%

Sapling, LLC(6)	356,623	5.5%

Amaranth, LLC(7)	640,000	9.8

——————

*

less than 1%.

(1)

Unless otherwise indicated, the business address of each of the following is 9821 Katy Freeway, Suite 500, Houston, Texas 77024.

(2)

Mr. Grossman’s shares are held by Grossman Family Limited Partnership, of which Mr. Grossman is a general partner. Does not include shares of common stock issuable upon exercise of warrants that are not currently exercisable.

(3)

The shares do not include 300,000 shares held by Coastal Acquisition, LLC, of which Mr. Grossman is the sole manager and has sole voting and disposition power.

(4)

Mr. Grossman, the sole manager of Coastal Acquisition, LLC, has sole voting and disposition power with respect to such shares.

(5)

Does not include shares of common stock issuable upon exercise of warrants that are not currently exercisable.

(6)

The business address for Sapling, LLC is 535 Fifth Ave., 31st Floor, New York, New York 10003.

(7)

The business address for Amaranth, LLC is One American Lane, Greenwich, Connecticut 06831.

PRICE RANGE OF SECURITIES AND DIVIDENDS

The closing price for the common stock, warrants and units of Coastal on April 5, 2006, the last trading day before announcement of the execution of the merger agreement was $5.29, $0.60 and $6.45, respectively. Coastal’s common stock, warrants and units are each quoted on the Over-the-Counter Bulletin Board under the symbols CBAS, CBASW and CBASU, respectively. Coastal’s units commenced public trading on February 15, 2005 and its common stock and warrants commenced public trading on March 3, 2005.

There is no established public trading market for the common stock of Intercontinental.

As of July 31, 2006, there was 1 holder of record of Coastal units, 7 holders of record of Coastal common stock and 1 holder of record of Coastal warrants.

Coastal has not paid any cash dividends on its common stock to date and does not intend to pay dividends prior to the completion of the merger. The payment of dividends in the future will be contingent upon revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to the merger will be within the discretion of the then board of directors. It is the present intention of the board of directors to retain all earnings, if any, for use in the business operations and, accordingly, the board does not anticipate declaring any dividends in the foreseeable future.

The table below sets forth, for the calendar quarters indicated, the high and low bid prices of the Coastal common stock, warrants and units as reported on the Over-the-Counter Bulletin Board. The over-the-counter market quotations reported below reflect inter-dealer prices, without markup, markdown or commissions and may not represent actual transactions.

	Units		Common Stock		Warrants
Quarter Ended	High	Low	High	Low	High	Low

March 31, 2005	$6.58	$6.18	$5.09	$4.91	$0.76	$0.65
June 30, 2005	$6.25	$5.90	$5.01	$4.88	$0.65	$0.48
September 30, 2005	$6.43	$5.81	$6.00	$4.85	$0.79	$0.46
December 31, 2005	$6.16	$5.90	$5.12	$4.88	$0.61	$0.41
March 31, 2006	$6.60	$5.90	$5.31	$5.10	$0.64	$0.42
June 30, 2006	$6.60	$5.50	$5.36	$5.11	$0.67	$0.24
Through July 31, 2006	$5.78	$5.60	$5.20	$5.11	$0.34	$0.30

Holders of Coastal common stock, warrants and units should obtain current market quotations for their securities. The market price of Coastal common stock, warrants and units could vary at any time before the merger.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires Coastal directors, officers and persons owning more than 10% of Coastal’s common stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based on its review of the copies of such reports furnished to Coastal, or representations from certain reporting persons that no other reports were required, Coastal believes that all applicable filing requirements were complied with during the fiscal year dated December 31, 2005.

DESCRIPTION OF COASTAL SECURITIES FOLLOWING THE MERGER

The following description of the material terms of the capital stock and warrants of Coastal following the merger includes a summary of specified provisions of the second amended and restated certificate of incorporation of Coastal that will be in effect upon completion of the merger. This description is subject to the relevant provisions of Delaware General Corporation Law and is qualified by reference to Coastal’s second amended and restated certificate of incorporation which is attached as Annex B.

General

Coastal’s authorized capital stock following the merger will consist of 55,000,000 shares of all classes of capital stock, of which 50,000,000 will be shares of common stock, par value, $0.01 per share, and 5,000,000 will be shares of preferred stock, par value of $0.01 per share.

Common Stock

Our stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders. In connection with the vote required for any business combination, all of our existing stockholders, including all of our officers and directors, have agreed to vote their respective shares of common stock owned by them immediately prior to this offering in accordance with the vote of the public stockholders. This voting arrangement shall not apply to shares included in units purchased in this offering or purchased following this offering in the open market by any of our existing stockholders, officers and directors. Additionally, our existing stockholders, officers and directors will vote all of their shares in any manner they determine, in their sole discretion, with respect to any other items that come before a vote of our stockholders.

We will proceed with a business combination only if a majority of the shares of outstanding common stock are voted in favor of the business combination and public stockholders owning less than 20% of the shares sold in this offering exercise conversion rights discussed below.

Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

If we are forced to liquidate prior to a business combination, our public stockholders are entitled to share ratably in the trust fund, inclusive of any interest, and any net assets remaining available for distribution to them after payment of liabilities. Our existing stockholders have agreed to waive their rights to share in any distribution with respect to common stock owned by them prior to the offering if we are forced to liquidate.

Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public stockholders have the right to have their shares of common stock converted to cash equal to their pro rata share of the trust fund if they vote against the business combination and the business combination is approved and completed. Public stockholders who convert their stock into their share of the trust fund still have the right to exercise the redeemable warrants that they received as part of the units.

Preferred Stock

Our certificate of incorporation authorizes the issuance of 5,000,000 shares of blank check preferred stock with such designations, rights and preferences as may be determined from time to time by our board of directors. No shares of preferred stock are being issued or registered in this offering. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting power or other rights of the holders of common stock, although the underwriting agreement prohibits us, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust fund, or that votes as a class with the common stock on a business combination. We may issue some or all of the preferred stock to effect a business combination, subject to the approval of the Representatives. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Unissued Shares of Capital Stock

Common Stock. After the merger Coastal will have outstanding approximately 6,594,075 shares of common stock assuming that none of the public stockholders elect to exercise their conversion rights and including the 74,075 shares of common stock to be purchased by Steven J. Pritchard upon the consummation of the merger. The remaining shares of authorized and unissued common stock will be available for future issuance without additional stockholder approval. While the additional shares are not designed to deter or prevent a change of control, under some circumstances the company could use the additional shares to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control by, for example, issuing those shares in private placements to purchasers who might side with the Coastal’s board of directors in opposing a hostile takeover bid.

Preferred Stock. The certificate of incorporation will grant Coastal’s board of directors the authority, without any further vote or action by Coastal’s stockholders, to issue preferred stock in one or more series and to fix the number of shares constituting any such series and the preferences, limitations and relative rights, including dividend rights, dividend rate, voting rights, terms of redemption, redemption price or prices, conversion rights and liquidation preferences of the shares constituting any series. The existence of authorized but unissued preferred stock could reduce Coastal’s attractiveness as a target for an unsolicited takeover bid since Coastal could, for example, issue shares of preferred stock to parties who might oppose such a takeover bid or shares that contain terms the potential acquirer may find unattractive. This may have the effect of delaying or preventing a change in control, may discourage bids for the common stock at a premium over the market price of the common stock, and may adversely affect the market price of, and the voting and other rights of the holders of, common stock.

Classified Board of Directors, Vacancies and Removal of Directors

The certificate of incorporation and bylaws will provide that Coastal’s board of directors will be divided into three classes of even number or nearly even number, with each class elected for staggered three-year terms expiring in successive years. Any effort to obtain control of the company’s board of directors by causing the election of a majority of the board of directors may require more time than would be required without a staggered election structure. Stockholders may only remove directors only for cause. Vacancies in the company’s board of directors, including a vacancy created by increasing the size of the board, may only be filled by a majority of Coastal’s directors. Any director elected to fill a vacancy, including a vacancy created by increasing the size of the board, will hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor shall have been duly elected and qualified. No decrease in the number of directors will shorten the term of any incumbent director. The company’s certificate of incorporation and bylaws will provide that the number of directors will be fixed and increased or decreased from time to time by resolution of the board of directors. These provisions may have the effect of slowing or impeding a third party from initiating a proxy contest, making a tender offer or otherwise attempting a change in the membership of the company’s board of directors that would effect a change of control.

Business Combination Under Delaware Law

As a Delaware corporation, Coastal will be subject to Section 203 of the Delaware General Corporation Law, unless it elects in its certificate of incorporation not to be governed by the provisions of Section 203. Coastal does not plan to make that election. Subject to specified exceptions, Section 203, as currently in effect, prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the date the person became an interested stockholder, unless:

•

before that date, the board of directors approved either the business combination or the transaction in which such stockholder became an interested stockholder;

•

upon consummation of the transaction that resulted in the stockholder’s becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, other than statutorily excluded shares; or * on or after that date, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the holders of at least 662/3% of the company’s outstanding voting stock which is not owned by the interested stockholder.

•

on or after that date, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the holders of at least 662/3% of the company’s outstanding voting stock which is not owned by the interested stockholder.

A “business combination”, as further defined by the Delaware General Corporation Law, includes an acquisition, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. Except as otherwise described in the Delaware General Corporation Law, an “interested stockholder” is defined to include:

•

any person that is the owner of 15% or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately before the date of determination; and

•

the affiliates and associates of any such person.

Limitation of Liability of Directors

The certificate of incorporation will provide that no director will be personally liable to the company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that this limitation on or exemption from liability is not permitted by the Delaware General Corporation Law and any amendments to that law. As currently enacted, the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

•

any breach of the director’s duty of loyalty to the corporation or its stockholders;

•

acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•

payments of unlawful dividends or unlawful stock repurchases or redemptions; or

•

any transaction from which the director derived an improper personal benefit.

The principal effect of this limitation on liability provision is that a stockholder will be unable to recover monetary damages against a director for breach of fiduciary duty unless the stockholder can demonstrate that one of the exceptions listed in the Delaware General Corporation Law applies. This provision, however, will not eliminate or limit director liability arising in connection with causes of action brought under the federal securities laws. The company’s certificate of incorporation will not eliminate its directors’ fiduciary duties. The inclusion of this provision in the certificate of incorporation may, however, discourage or deter stockholders or management from bringing a lawsuit against directors for a breach of their fiduciary duties, even though such an action, if successful, might otherwise have benefited the company’s and its stockholders. This provision should not affect the availability of equitable remedies such as injunction or rescission based upon a director’s breach of his or her fiduciary duties.

The Delaware General Corporation Law provides that a corporation may indemnify its directors and officers as well as its other employees and agents against judgments, fines, amounts paid in settlement and expenses, including attorneys’ fees, in connection with various proceedings, other than an action brought by or in the right of the corporation, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. A similar standard is applicable in the case of an action brought by or in the right of the corporation, except that indemnification in such a case may only extend to expenses, including attorneys’ fees, incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. Coastal’s certificate of incorporation and, with regard to its officers, its bylaws provide that Coastal will indemnify its directors and officers to the fullest extent permitted by Delaware law. Under these provisions and subject to the Delaware General Corporation Law, Coastal will be required to indemnify its directors and officers for all judgments, fines, settlements, legal fees and other expenses incurred in connection with pending or threatened legal proceedings because of the director’s or officer’s position with the company or another entity that the director or officer serves as a director, officer, employee or agent at the company’s request, subject to various conditions, and to advance funds to the company’s directors and officers before final disposition of such proceedings to enable them to defend against such proceedings. To receive indemnification, the director or officer must have been successful in the legal proceeding or have acted in good faith and in what was reasonably believed to be a lawful manner in the best interest of the company. The bylaws also specifically authorize the company to maintain insurance on behalf of any person who is or was or has agreed to become a director, officer, employee or agent of the company, or is or was serving at the company request as a director, officer, employee or agent of another entity, against certain liabilities.

Redeemable Warrants

Each redeemable warrant entitles the registered holder to purchase one share of our common stock at a price of $5.00 per share, subject to adjustment as discussed below, at any time commencing on the later of:

•

the completion of a business combination; or

•

February 13, 2006.

The redeemable warrants will expire on February 13, 2010 at 5:00 p.m., New York City time. We may call the redeemable warrants for redemption with I-Bankers Securities’ and Newbridge Securities’ prior consent,

•

in whole and not in part;

•

at a price of $.01 per warrant at any time after the redeemable warrants become exercisable;

•

upon not less than 30 days’ prior written notice of redemption to each warrantholder; and

•

if, and only if, the reported last sale price of the common stock equals or exceeds $8.50 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrantholders.

The redeemable warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. You should review a copy of the warrant agreement, which has been filed as an exhibit to Coastal’s registration statement (No. 333- 118294), for a complete description of the terms and conditions applicable to the redeemable warrants.

The exercise price and number of shares of common stock issuable on exercise of the redeemable warrants may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, acquisition or consolidation. However, the redeemable warrants will not be adjusted for issuances of common stock, preferred stock or other securities at a price below their respective exercise prices.

The redeemable warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of redeemable warrants being exercised. The warrantholders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their redeemable warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the redeemable warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No redeemable warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the redeemable warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the redeemable warrants. Under the terms of the warrant agreement, we have agreed to meet these conditions and to maintain a current prospectus relating to common stock issuable upon exercise of the redeemable warrants until the expiration of the redeemable warrants. However, we cannot assure you that we will be able to do so. The redeemable warrants may be deprived of any value and the market for the redeemable warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the redeemable warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the redeemable warrants reside.

No fractional shares will be issued upon exercise of the redeemable warrants. However, we will pay to the warrantholder, in lieu of the issuance of any fractional share that is otherwise issuable to the warrantholder, an amount in cash based on the market value of the common stock on the last trading day prior to the exercise date.

Transfer Agent and Registrar

The Transfer Agent and Registrar for the shares of Coastal common stock, warrants and units is Continental Stock Transfer & Trust Company.

STOCKHOLDER PROPOSALS

If the merger is not consummated, the Coastal 2006 annual meeting of stockholders will be held on or about _______________ unless the date is changed by the board of directors. If you are a stockholder and you want to include a proposal in the proxy statement for the year 2006 annual meeting, you need to provide it to us by no later than ______________. You should direct any proposals to our secretary at Coastal’s principal office in Houston, Texas. If you want to present a matter of business to be considered at the year 2006 annual meeting, under Coastal’s bylaws you must give timely notice of the matter, in writing, to our secretary. To be timely, the notice has to be given between _____________ and _____________.

EXPERTS

The financial statements of Coastal included in this document have been audited by Hein & Associates, LLP, independent registered public accounting firm to the extent and for the periods set forth in their report included herein, and are included herein in reliance upon such report given upon authority of said firm as experts in accounting and auditing.

The consolidated financial statements of Intercontinental as of and for the years ended December 31, 2005 and 2004 included in this proxy statement have been audited by Harper & Pearson Company, P.C., independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of said firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

Coastal files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended.

You may read and copy reports, proxy statements and other information filed by Coastal with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at 100 F Street, N.E., Washington, D.C. 20549.

You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Coastal files its reports, proxy statements and other information electronically with the Securities and Exchange Commission. You may access information on Coastal at the Securities and Exchange Commission web site containing reports, proxy statements and other information at: http://www.sec.gov.

After the merger, unless you notify Coastal of your desire not to receive these reports, the company will furnish to you all periodic reports that it files with the Securities and Exchange Commission, including audited annual consolidated financial statements and unaudited quarterly consolidated financial statements, as well as proxy statements and related materials for annual and special meetings of stockholders. In addition, you will be able to request Coastal’s Annual Report on Form 10-KSB.

Information and statements contained in this document, or any annex to this document, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this document.

All information contained in this document relating to Coastal has been supplied by Coastal, and all such information relating to Intercontinental has been supplied by Intercontinental. Information provided by either of us does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this document, or if you have questions about the merger, you should contact:

Coastal Bancshares Acquisition Corp.

9821 Katy Freeway

Suite 500

Houston, Texas 77024

or

Advantage Proxy
24925 13th Place South
Des Moines, WA 98198
(206) 870-8565

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PRELIMINARY REVISED PROXY SOLICITING MATERIALS

PROXY

Coastal Bancshares Acquisition Corp.

[Address]

[City, State ZIP]

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF COASTAL BANCSHARES ACQUISITION CORP.

The undersigned appoints ______________ and _______________, as proxies, and each of them with full power to act without the other, as proxies, each with the power to appoint a substitute, and thereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of Coastal held of record by the undersigned on ______________, 2006, at the Special Meeting of Stockholders to be held on ______________, 2006, or any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. BY EXECUTING THIS PROXY CARD, THE UNDERSIGNED AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION TO ADOPT THE MERGER AGREEMENT IF THE UNDERSIGNED HAS NOT SPECIFIED HOW HIS, HER OR ITS SHARES SHOULD BE VOTED.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1, 2, 3 & 4. THE COASTAL BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS SHOWN ON THE REVERSE SIDE.

COASTAL MAY POSTPONE THE SPECIAL MEETING TO SOLICIT ADDITIONAL VOTING INSTRUCTIONS IN THE EVENT THAT A QUORUM IS NOT PRESENT OR UNDER OTHER CIRCUMSTANCES IF DEEMED ADVISABLE BY THE COASTAL BOARD OF DIRECTORS.

(Continued and to be signed on reverse side)

[TELEPHONE]	VOTE BY TELEPHONE OR INTERNET	[COMPUTER]
QUICK *** EASY *** IMMEDIATE

Coastal Bancshares Acquisition Corp.

Voting by telephone or Internet is quick, easy and immediate. As a Coastal Bancshares Acquisition Corp. stockholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., _________Time, on _____________, 2006.

To Vote Your Proxy By Internet

Its fast, convenient, and your vote is immediately confirmed and posted. Follow these four easy steps.

1.  Read the accompanying Proxy Statement and Proxy Card.

2.  Go to the Website http://www.proxyvote.com

3.  Enter your 12-digit Control Number located on your Proxy Card above your name.

4.  Follow the instructions provided.

YOUR VOTE IS IMPORTANT! http://www.proxyvote.com!

To Vote Your Proxy By Phone

Its fast, convenient, and immediate.

Call Toll-free on a Touch-Tone Phone ([1-800-__________]).

Follow these four easy steps:

1.  Read the accompanying Proxy Statement and Proxy Card.

2.  Call the toll-free number ([1-800-____________]).

3.  Enter your 12-digit Control Number located on your Proxy Card above your name.

4.  Follow the recorded instructions. YOUR VOTE IS IMPORTANT! Call [1-800-___________]!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

To Vote Your Proxy By Mail

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

Please mark votes as in this example ☒

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NUMBERS 1, 2 & 3. THE COASTAL BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

1.

To approve the Agreement and Plan of Merger dated as of April 5, 2006, among Coastal Bancshares Acquisition Corp., Coastal Merger Corp. and Intercontinental Bank Shares Corporation, and the transactions contemplated by the Merger Agreement. Only if you voted “AGAINST” Proposal Number 1 and you hold shares of Coastal common stock issued in the Coastal initial public offering, you may exercise your conversion rights and demand that Coastal convert your shares of common stock onto a pro rata portion of the trust account by marking the “Exercise Conversion Rights” box below. If you exercise your conversion rights, then you will be exchanging your shares of Coastal common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if the merger is completed and you continue to hold these shares through the effective time of the merger and the tender of your stock certificate to the combined company.

☐ FOR ☐ AGAINST ☐ ABSTAIN

EXERCISE CONVERSION RIGHTS: ☐

2. To adopt the second amended and restated certificate of incorporation of Coastal.	☐ FOR ☐ AGAINST ☐ ABSTAIN
3. To adopt the Coastal Bancshares 2006 Stock Incentive Plan.	☐ FOR ☐ AGAINST ☐ ABSTAIN

4.

To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes at the time of the special meeting to adopt the merger proposal, the amendment proposal or the stock incentive plan proposal.

☐ FOR ☐ AGAINST ☐ ABSTAIN

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY.

Signature __________________________ Signature __________________________ Date _____________

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in full corporate name by an authorized officer.

INDEX TO FINANCIAL STATEMENTS

COASTAL BANCSHARES ACQUISITION CORP.

(A Corporation in the Development Stage)

Page

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheets as of December 31, 2004 and December 31, 2005	F-3
Statements of Operations for the year ended December 31, 2005, for the period from May 19, 2004 (inception) to December 31, 2004 and for the period from May 19, 2004 (inception) to December 31, 2005	F-4
Statements of Stockholders’ Equity for the period from May 19, 2004 (inception) to December 31, 2004 and for the year ended December 31, 2005	F-5
Statements of Cash Flows for the years ended December 31, 2005, the period from May 19, 2004 (inception) to December 31, 2004 and the period from May 19, 2004 (inception) to December 31, 2005	F-6
Notes to Financial Statements	F-7
Condensed Balance Sheets as of December 31, 2005 and June 30, 2006 (unaudited)	F-14
Unaudited Condensed Statements of Operations for the three and six months ended June 30, 2005 and 2006 and for the period from May 19, 2004 (inception) to June 30, 2006	F-15
Unaudited Condensed Statements of Cash Flows for the three and six months ended June 30, 2005 and 2006 and for the period from May 19, 2004 (inception) to June 30, 2006	F-16
Notes to Condensed Financial Statements	F-17

INTERCONTINENTAL BANK SHARES
CORPORATION AND SUBSIDIARIES

Page

Report of Independent Registered Public Accounting Firm	F-22
Consolidated Statements of Condition as of December 31, 2004 and 2005 and June 30, 2006 (unaudited)	F-23
Consolidated Statements of Earnings for the years ended December 31, 2003, 2004 and 2005 and the six months ended June 30, 2005 and 2006 (unaudited)	F-24
Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income for the years ended December 31, 2003, 2004 and 2005, and the six months ended June 30, 2006 (unaudited)	F-25
Consolidated Statements of Cash Flows for the years ended December 31, 2003, 2004 and 2005, and the six months ended June 30, 2005 and 2006 (unaudited)	F-26
Notes to Consolidated Financial Statements	F-27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

COASTAL BANCSHARES ACQUISITION CORP.

We have audited the accompanying balance sheets of Coastal Bancshares Acquisition Corp. (a corporation in the development stage) as of December 31, 2004 and 2005 and the related statements of operations, stockholders’ equity and cash flows for the periods from May 19, 2004 (the inception date) to December 31, 2004, and for the year ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coastal Bancshares Acquisition Corp. as of December 31, 2004 and 2005 and the results of its operations and changes in its stockholders’ equity and cash flows for the periods from May 19, 2004 (the inception date) to December 31, 2004 and for the year ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company has restated the accompanying financial statements to reflect the warrants outstanding in connection with the Company's initial public offering as a liability.

Hein & Associates LLP
Houston, Texas
January 31, 2006 (except for paragraphs 6, 7 and 8 of Note 1 to which the date is June 19, 2006)

COASTAL BANCSHARES ACQUISITION

(A Corporation in the Development Stage)

BALANCE SHEETS

	December 31,
ASSETS	(Restated) 2005	2004

Current assets:
Cash and cash equivalents	$925,643	$21,711
Trust Fund	29,269,727	—
Prepaid expenses Trust Fund	19,630	—
Total current assets	30,215,000	21,711

Deferred offering costs	—	63,532
Total Assets	$30,215,000	$85,243

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$95,550	$7,697
Note payable, stockholder	—	55,000
Federal income tax payable	123,000	—
Warrant liability	4,747,200	—
Total Liabilities	4,965,750	62,697

Common stock subject to stockholders’ right to conversion; 1,103,448 shares at conversion value	5,851,018	—

Commitment – Note 7

Stockholders’ Equity:
Preferred stock, $0.01 par value Authorized 5,000,000 shares; none issued	—	—
Common stock, $0.01 par value Authorized 50,000,000 shares
Issued and outstanding: 1,000,000 shares in 2004, 6,520,000 in 2005 (including the 1,103,448 shares subject to possible conversion)	54,166	10,000
Additional paid-in capital	16,836,761	15,000
Deferred compensation	(93,506)	—
Earnings (Deficit) accumulated during the development stage	2,600,811	(2,454)
Total Stockholders’ Equity	19,398,232	22,546
Total Liabilities and Stockholders’ Equity	$30,215,000	$85,243

See accompanying notes to financial statements.

COASTAL BANCSHARES ACQUISITION

(A Corporation in the Development Stage)

STATEMENTS OF OPERATIONS

	Year Ended December 31, 2005 (Restated)	Period from May 19, 2004 (inception) to December 31,
		2004	2005 (Restated)

Reduction in warrant liability	$2,428,800	$—	$2,428,800
Formation and operating costs	(507,960)	(2,454)	(510,414)

Operating income (loss)	1,920,840	(2,454)	1,918,386
Interest income:
Received and accrued	750,028	—	750,028
Market value adjustment	55,397	—	55,397
Total interest income	805,425	—	805,425

Pre-tax income (loss)	2,726,265	(2,454)	2,723,811
Provision for income taxes	123,000	—	123,000

Net income (loss)	$2,603,265	$(2,454)	$2,600,811

Weighted average shares outstanding (basic and diluted):
Basic	5,794,082	650,442	4,680,000
Diluted	15,382,247	650,442	11,671,263

Net income (loss) per share
Basic	$0.45	$0.00	$0.56
Diluted	$0.01	$0.00	$0.01

See accompanying notes to financial statements.

COASTAL BANCSHARES ACQUISITION

(A Corporation in the Development Stage)

STATEMENTS OF STOCKHOLDERS’ EQUITY

(RESTATED AS TO 2005)

	Common Stock		Additional Paid-in Capital	Deferred Compensation	Earnings (Deficit) Accumulated During Development Stage	Total Stockholders’ Equity
	Shares	Amount

Common shares issued August 6, 2004 at $0.025 per share	1,000,000	$10,000	$15,000	$—	$—	$25,000
Net loss	—	—	—	—	(2,454)	(2,454)

Balance at December 31, 2004	1,000,000	10,000	15,000	—	(2,454)	22,546

Proceeds of initial public offering, net	5,520,000	55,200	29,638,745	—	—	29,693,945
Reduction of stockholders’ equity related to 1,103,448 shares of common stock subject to possible conversion	—	(11,034)	(5,682,758)	—	—	(5,693,792)
Reduction in stockholders’ equity related to warrant liability	(7,176,000)	(7,176,000)
Increase in value of common stock subject to possible conversion	—	—	(157,226)	—	—	(157,226)
Deferred compensation	—	—	199,000	(199,000)	—	—
Amortization of deferred compensation	—	—	—	105,494	—	105,494
Net income	—	—	—	—	2,603,265	2,603,265

Balance at December 31, 2005	6,520,000	$54,166	$16,836,761	$(93,506)	$2,600,811	$19,398,232

See accompanying notes to financial statements.

COASTAL BANCSHARES ACQUISITION

(A Corporation in the Development Stage)

STATEMENTS OF CASH FLOWS

	Year Ended December 31,	Period from May 19, 2004 (inception) to December 31,
	2005 (Restated)	2004	2005 (Restated)

CASH FLOW FROM OPERATING ACTIVITIES
Net income (loss)	$2,603,265	$(2,454)	$2,600,811
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Increase in market value of treasury bill	(55,397)	—	(55,397)
Amortization of deferred compensation	105,494	—	105,494
Common stock granted as compensation	(199,000)	—	(199,000)
Decrease in warrant liability	(2,428,800)		(2,428,800)
Changes in operating assets and liabilities:
Purchases of treasury bill in trust account	(29,214,330)	—	(29,214,330)
Increase in prepaid expenses	(19,630)	—	(19,630)
Increase in accounts payable and accrued expenses	87,853	7,697	95,550
Increase in income taxes payable	123,000	—	123,000
Net cash used by operating activities	(28,997,545)	5,243	(28,992,302)

CASH FLOW FROM INVESTING ACTIVITIES	—	—	—
Net cash used in investing activities	—	—	—

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from private sale of common stock		25,000	25,000
Gross proceeds from public offering	33,120,000	—	33,120,000
Costs of public offering	(3,163,523)	—	(3,227,055)
Proceeds from stockholder loan	20,000	55,000	75,000
Repayment of stockholder loan	(75,000)	—	(75,000)
Deferred costs of public offering	—	(63,532)	—
Net cash provided by financing activities	29,901,477	16,468	29,917,945

NET INCREASE IN CASH	903,932	21,711	925,643
CASH AT BEGINNING OF PERIOD	21,711	—	—
CASH AT END OF PERIOD	$925,643	$21,711	$925,643

See accompanying notes to financial statements.

COASTAL BANCSHARES ACQUISITION

(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

For the Period Ended December 31, 2005

1. Organization, Business Operations

Coastal Bancshares Acquisition Corp. (the “Company”) was incorporated in Delaware on May 19, 2004 as a blank check company whose objective is to acquire or merge with an operating commercial bank or bank holding company. The Company’s initial stockholders’ purchased 1,000,000 shares of common stock, $0.01 par value, for $25,000 on August 6, 2004.

The registration for the Company’s initial public offering (“Offering”) of 4,800,000 units was declared effective on February 14, 2005. The Company consummated the Offering on February 18, 2005. The underwriters also exercised their over-allotment option to purchase an additional 720,000 units on February 18, 2005. The Company received proceeds, net of the underwriters’ discount and estimated offering expenses of approximately $29.9 million. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a merger with or acquisition of an operating commercial bank or bank holding company (“Business Combination”). There is no assurance that the Company will be able to successfully affect a Business Combination. An amount equal to $28,483,200 was placed in an interest bearing trust account (“Trust Fund”) until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Fund, funds may only be invested in United States government securities with a maturity of 180 days or less. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective mergers or acquisitions and continuing general and administrative expenses.

The Company has signed a definitive agreement for the merger with a target business (See Note 11) and will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders immediately prior to the Offering, vote against the Business Combination, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to the Business Combination. The Business Combination will not be completed unless more than 50% of the Public Stockholders vote in favor of the transaction. After consummation of the Company’s first Business Combination, these voting safeguards no longer apply.

With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company redeem his or her shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per-share interest in the Trust Fund computed without regard to the shares held by Initial Stockholders.

The Company’s Certificate of Incorporation provides for the mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering as described in Note 3).

Reclassification

The Company has previously reported the purchase of treasury bills in its trust account as an investing activity. This amounts has been reclassified in the presentation of prior periods to conform to the current presentation.

COASTAL BANCSHARES ACQUISITION

(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

For the Period Ended December 31, 2005

1. ORGANIZATION, BUSINESS OPERATIONS – continued

Restatement

Under EITF No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF No. 00-19”), the fair value of the warrants issued as part of the Units have been reported as a liability. The warrant agreement provides for the Company to register the shares underlying the warrants and is silent as to the penalty to be incurred in the absence of the Company’s ability to deliver registered shares to the warrant holders upon warrant exercise. Under EITF No. 00-19, registration of the common stock underlying the warrants is not within the Company’s control. As a result, the Company must assume that it could be required to settle the warrants on a net-cash basis, thereby necessitating the treatment of the potential settlement obligation as a liability. Further EITF No. 00-19, requires the Company to record the potential settlement liability at each reporting date using the current estimated fair value of the warrants, with any changes being recorded through the Company’s statement of operations. The potential settlement obligation will continue to be reported as a liability until such time as the warrants are exercised, expire, or the Company is otherwise able to modify the registration requirements in the warrant agreement to remove the provisions which require this treatment. The fair value of the warrant liability in the accompanying balance sheets was determined using the trading value of the warrants. The value assigned to the warrant liability at February 14 and 18, 2005 (the dates of issuance), March 31, 2005, June 30, 2005, September 30, 2005, and December 31, 2005 was $7,176,000, $8,721,600, $5,299,200, $6,624,000, and $4,747,200, respectively. The fair value of the warrants was determined by the trading value of the securities on the last day of each period.

Amounts reported as warrant liability income in the accompanying statement of operations resulting from the change in valuation of the warrant liability was $0 and $2,428,800 for 2004 and 2005, respectively.

The Company had previously issued financial statements which did not present the warrant liability. The accompanying 2005 financial statements have been restated to correct this error. The impact of the correction of this error in previously reported financial statements is as follows:

(in thousands except share and per share amounts)	As of and for the Three Months Ended
	March 31, 2005		June 30, 2005		September 30, 2005
	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated

Assets	$29,762	$29,762	$29,872	$29,872	$30,044	$30,044
Liabilities	$36	$8,758	$71	$5,370	$149	$6,773
Common stock subject to conversion	$5,709	$5,709	$5,752	$5,752	$5,802	$5,802
Stockholders’ equity	$24,016	$15,295	$24,049	$18,750	$24,094	$17,470
Warranty liability income (expense)	$—	$(1,546)	$—	$3,422	$—	$(1,325)
Pre-tax income (loss)	$13	$(1,533)	$81	$3,503	$81	$(1,243)
Provision for income taxes	$3	$3	$40	$40	$23	$23
Net income (loss)	$9	$(1,536)	$41	$3,463	$59	$(1,266)

Weighted average shares:
Basic	3,576,000	3,576,000	6,520,000	6,520,000	6,520,000	6,520,000
Diluted	3,576,000	3,576,000	6,520,000	17,560,000	6,520,000	6,520,000

Earnings (loss) per share
Basic	$—	$(0.43)	$0.01	$0.53	$0.01	$(0.19)
Diluted	$—	$(0.43)	$0.01	$—	$0.01	$(0.19)

COASTAL BANCSHARES ACQUISITION

(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

For the Period Ended December 31, 2005

1. Organization, Business Operations – (continued)

(in thousands except share and per share amounts)	As of and for the Six Months Ended June 30, 2005		As of and for the Nine Months Ended September 30, 2005		As of and for the Year Ended December 31, 2005
	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated

Assets	$29,872	$29,872	$30,044	$30,044	$30,215	$30,215
Liabilities	$71	$5,370	$149	$6,773	$219	$4,966
Common stock subject to conversion	$5,752	$5,752	$5,802	$5,802	$5,851	$5,851
Stockholders’ equity	$24,049	$18,750	$24,094	$17,470	$24,145	$19,398
Warranty liability income	$—	$1,877	$—	$552	$—	$2,429
Pre-tax income	$94	$1,971	$175	$727	$297	$2,726
Provision for income taxes	$43	$43	$66	$66	$123	$123
Net income	$51	$1,928	$109	$661	$174	$2,603

Weighted average shares:
Basic	5,056,133	5,056,133	5,549,451	5,549,451	5,794,082	5,794,082
Diluted	5,056,133	13,168,398	5,549,451	14,648,352	5,794,082	15,382,247

Earnings per share
Basic	$0.01	$0.38	$0.02	$0.12	$0.03	$0.45
Diluted	$0.01	$—	$0.02	$0.01	$0.03	$0.01

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements include the accounts of the Company. The Company has not commenced operations effective December 31, 2005. All activity through December 31, 2005, is related to the Company’s formation and preparation of the Offering. The Company has selected December 31 as its fiscal year end.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingencies at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual amounts could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist of cash and cash equivalents. The Company’s policy is to limit the amount of credit exposure to any one financial institution and place investments with financial institutions evaluated as being creditworthy, or in short-term money market funds which are exposed to minimal interest rate and credit risk.

COASTAL BANCSHARES ACQUISITION

(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

For the Period Ended December 31, 2005

2. Summary of Significant Accounting Policies – (continued)

Income Taxes

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and the tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

Warrant Liability

The Company has outstanding warrants, which provides for the Company to register the shares underlying the warrants and is silent as to the penalty to be incurred in the absence of the Company’s ability to deliver registered shares to the warrant holders upon warrant exercise. Under EITF No. 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF No. 00-19”), registration of the common stock underlying the Company’s warrants is not within the Company’s control. As a result, the Company must assume that it could be required to settle the warrants on a net-cash basis, thereby necessitating the treatment of the potential settlement obligation as a liability. Further EITF No. 00-19, requires the Company to record the potential settlement liability at each reporting date using the current estimated fair value of the warrants, with any changes being recorded through the Company’s statement of operations. The potential settlement obligation related to the warrants will continue to be reported as a liability until such time that the warrants are exercised, expire, or the Company is otherwise able to modify the registration requirements in the warrant agreement to remove the provisions which require this treatment. The fair value of the warrant liability is determined using the trading value of the warrants.

Earnings per Common Share

Basic earnings per share (“EPS”) is computed by dividing net income applicable to common stock by the weighted average common shares outstanding during the period. Diluted EPS reflects the additional dilution for all potentially dilutive securities such as stock warrants. The Company’s outstanding warrants had a dilutive share impact of – and 9,588,165 for the years ended December 31, 2004 and 2005, respectively, and 6,991,263 for the period since inception through December 31, 2005.

Recently Issued Accounting Standards

On December 16, 2004, FASB issued Statement No. 123R (revised 2004), “Share-Based Payment,” (FAS 123R) that addresses the accounting for share-based payment transactions in which a company receives employee services in exchange for either equity instruments of the company or liabilities that are based on the fair value of the company’s equity instruments or that may be settled by the issuance of such equity instruments. FAS 123R eliminates the ability to account for share-based compensation transactions using the intrinsic method and requires that such transactions be accounted for using a fair-value-based method and recognized as expense in the consolidated statement of operations. The effective date of FAS 123R is for interim and annual periods beginning after December 15, 2005. The provisions of FAS 123R do not have an impact on the Company’s results of operations at the present time.

In May 2005, the FASB issued Statement of Financial Accounting Standards No.154, “Accounting Changes and Error Corrections” (“SFAS 154”), which replaces APB Opinion No. 20, “Accounting Changes,” and supersedes FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements – an amendment of APB Opinion No. 28.” SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on

COASTAL BANCSHARES ACQUISITION

(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

For the Period Ended December 31, 2005

2. Summary of Significant Accounting Policies – (continued)

one or more individual prior periods presented, SFAS 154 requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, SFAS 154 requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not expect the provisions of SFAS 154 to have a significant impact on its results of operations.

In July 2005, the FASB published an Exposure Draft of a proposed Interpretation, “Accounting for Uncertain Tax Positions.” The Exposure Draft seeks to reduce the significant diversity in practice associated with recognition and measurement in the accounting for income taxes. It would apply to all tax positions accounted for in accordance with SFAS 109, “Accounting for Income Taxes.” The Exposure Draft requires that a tax position meet a “probable recognition threshold” for the benefit of the uncertain tax position to be recognized in the financial statements. This threshold is to be met assuming that the tax authorities will examine the uncertain tax position. The Exposure Draft contains guidance with respect to the measurement of the benefit that is recognized for an uncertain tax position, when that benefit should be recognized, and other matters. This proposed Interpretation would clarify the accounting for uncertain tax positions in accordance with SFAS 109. The FASB staff is considering the comment letters that have been received and is determining the plan for deliberations. The Board expects to issue a final Interpretation, which would include amendments to SFAS 109, in the first quarter of 2006. The Company is currently evaluating the impact this proposed Interpretation would have on its results of operations.

3. Public Offering

On February 18, 2005, the Company sold 4,800,000 units (“Units”) in a public offering, which included granting the underwriters’ an over-allotment option to purchase up to an additional 720,000 Units. On February 18, 2005, the underwriters exercised the entire amount of the option. Each Unit consisted of one share of the Company’s common stock, $0.01 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the later of the completion of a Business Combination or February 13, 2006, and expiring February 13, 2010. The Warrants are redeemable by the Company at a price of $0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of the redemption is given. In connection with the Offering, the Company issued an option for $100 to the underwriters’ to purchase 325,000 Units at an exercise price of $7.50 per Unit. The Units issuable upon exercise of this option are identical to those included in the Offering except that exercise price of the Warrants included in these units will be $6.65 per share.

4. Treasury Securities

Treasury securities are classified as trading securities and are carried at fair value, with gains or losses resulting from changes in fair value recognized currently in earnings.

5. Deferred Compensation

On April 7, 2005, the Company made a restricted stock grant of 40,000 shares to a director. The shares are subject to forfeiture in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering (February 14, 2005), or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. The grant was recorded based on the closing price of the Company’s common stock on the date of the grant and is being amortized as compensation expense over the period from the date of the grant through the date that is 18 months (August 13, 2006) after consummation of the Offering. The Company selected 18 months as an amortization period because it believes that this is the earliest date that vesting could occur.

COASTAL BANCSHARES ACQUISITION

(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

For the Period Ended December 31, 2005

6. Income Taxes

The difference between incomes taxes computed at statutory rates and the Company's provisions is as follows:

	Year Ended December 31, 2005	Period from May 19, 2004 (inception) to December 31,
		2004	2005

Pre-tax income (loss)	$2,726,265	$(2,454)	$2,723,811

Income tax (benefit) computed at statutory rates	926,900	(800)	926,100
Permanent difference related to warrant liability income	(825,800)	—	(825,800)
Effect of timing difference related to deductibility of:
Net-operating loss carryforward	(800)	800	—
Deferred compensation	35,900	—	35,900
Other	(13,200)	—	(13,200)

	$123,000	$—	$123,000

	As of December 31,
Deferred tax assets:	2004	2005
Effect of net operating loss carry-forward	$834	$—
Effect of deferred compensation		35,900
Less reserve	(834)	(35,900)
Total	$—	$—

7. Commitment

The Company presently occupies office space provided by an affiliate of an Initial Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Offering and continuing until the later of the consummation of the first Business Combination or liquidation of the Company.

8. Note Payable

Coastal Acquisition, LLC, a stockholder and an affiliate of Mr. Grossman and Mr. Brunson, entered into a non-interest bearing revolving credit agreement with the Company in the amount of $75,000. Advances under the credit facility amounted to $55,000 at December 31, 2004. The loan was repaid on February 18, 2005 out of the net proceeds of the Offering.

9. Common Stock

At December 31, 2004 and 2005, 50,000,000 shares of $0.01 par value common stock were authorized. At December 31, 2004 and 2005, 1,000,000 and 6,520,000, respectively, of shares were outstanding. Of the common stock outstanding, 1,103,448 shares are subject to the right by shareholders’ to convert their shares into cash. The conversion amount per shares is determined by dividing the balance in the trust account on the date when the right of conversion occurs by 5,520,000 shares. As of December 31, 2005, the conversion amount would have been $5.30 per share.

COASTAL BANCSHARES ACQUISITION

(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

For the Period Ended December 31, 2005

10. Preferred Stock

The Company is authorized to issue 5,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

11. Proposed Business Combination

On April 5, 2006, the Company and its wholly-owned subsidiary Coastal Merger Corp., a Texas corporation (“Merger Sub”), entered into a definitive Agreement and Plan of Merger with Intercontinental Bank Shares Corporation, a Texas corporation (“Intercontinental”), pursuant to which Merger Sub will merge with and into Intercontinental in a cash-for-stock transaction (the “Merger”). At the effective time of the Merger, Intercontinental will be the surviving corporation and become a wholly-owned subsidiary of Coastal. Intercontinental is the parent company of Intercontinental National Bank, based in San Antonio, Texas (the “Bank”).

At the effective time and as a result of the Merger, the holders of Intercontinental common stock will receive approximately $16.8 million in cash in exchange for their shares, subject to adjustment based on certain conditions. Consummation of the Merger is subject to the approval of the Company’s shareholders and certain other conditions, including that the Merger cannot be consummated if holders of 20% or more of the Company’s common stock vote against the merger and demand that their shares of common stock of the Company be converted to cash.

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)

CONDENSED BALANCE SHEETS

	December 31, 2005 (Restated)	June 30, 2006

ASSETS
Current Assets
Cash and cash equivalents	$925,643	$100,236
Trust fund	29,269,727	29,908,477
Prepaid expenses	19,630	15,540
Total current assets	30,215,000	30,024,253
Deferred acquisition costs	—	624,584
	$30,215,000	$30,648,837

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued expenses	$$95,550	$$227,779
Warrant liability	4,747,200	3,532,800
Federal income tax payable	123,000	144,000
Total liabilities	4,965,750	3,904,579

Common stock subject to stockholders’ right to conversion; 1,103,448 shares at conversion value	5,851,018	5,978,704

Commitment – Note 7

Stockholders’ equity:
Preferred stock, $0.01 par value; 5,000,000 shares authorized	—	—
Common stock, $0.01 par value; 50,000,000 million shares authorized; 6,520,000 outstanding (including the 1,103,448 shares subject to possible conversion)	54,166	54,166
Additional paid-in capital	16,836,761	16,709,075
Deferred compensation	(93,506)	(21,578)
Earnings accumulated during the development stage	2,600,811	4,023,891
	19,398,232	20,765,554
	$30,215,000	$30,648,837

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)

CONDENSED UNAUDITED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,		Period f rom Inception (May 19, 2004) Ended June 30,2006
	(Restated) 2005	2006	(Restated) 2005	2006

Formation and operating costs	$135,867	$150,264	$$203,801	$$293,675	$$804,089

Operating income (loss)	(135,867)	(150,264)	(203,801)	(293,675)	(804,089)

Interest income:
Received and accrued	5,457	1,938	7,980	6,709	756,736
Market value adjustment	211,364	346,944	289,856	638,749	694,146
	216,821	348,882	297,836	645,458	1,450,882

Warrant liability income	3,422,400	3,091,200	1,876,800	1,214,400	3,643,200

Pre-tax income	3,503,354	3,289,818	1,970,835	1,566,183	4,289,993
Provision for income taxes	39,785	80,000	43,385	143,103	266,102

Net income	$3,463,569	$3,209,818	$1,927,450	$1,423,080	$4,023,891

Weighted average shares outstanding:
Basic	6,520,000	6,520,000	5,056,133	6,520,000	4,553,679
Diluted	17,560,000	17,560,000	13,168,398	17,560,000	11,661,036

Earnings per share:
Basic	$0.53	$0.49	$0.38	$0.22	$0.88
Diluted	$0.00	$0.01	$0.00	$0.01	$0.03

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)

CONDENSED UNAUDITED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,		Period From Inception (May 19, 2004) Ended June 30, 2006
	(Restated) 2005	2006

Cash Flow from Operating Activities
Net income	$1,927,450	$1,423,080	$4,023,891
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Increase in market value of treasury bill	(289,856)	(638,749)	(694,146)
Amortization of deferred compensation	33,566	71,928	177,422
Decrease in warrant liability	(1,876,800)	(1,214,400)	(3,643,200)
Changes in operating assets and liabilities:
Purchases of treasury bill in trust account	(28,483,200)	—	(29,214,331)
(Increase) decrease in prepaid expenses	(82,880)	4,090	(15,540)
Increase (decrease) in accounts payable and accrued expenses	19,803	(2,739)	227,779
Increase in income taxes payable	43,385	21,000	144,000
Net cash provided by (used in) operating activities	(28,708,532)	(335,790)	(28,994,125)

Cash Flow from Investing Activities	—	—	—
Net cash used in investing activities	—	—	—

Cash Flow from Financing Activities
Proceeds from private sale of common stock	25,000	—	25,000
Gross proceeds from public offering	33,120,000	—	33,120,000
Costs of public offering	(3,387,523)	—	(3,227,055)
Common stock granted as compensation	—	—	(199,000)
Deferred acquisition costs, net	—	(489,617)	(624,584)
Proceeds from stockholder loan	20,000	—	75,000
Repayment of stockholder loan	(75,000)	—	(75,000)
Net cash provided by (used in) financing activities	29,702,477	(489,617)	29,094,361

Net Increase (Decrease) in Cash	993,945	(825,407)	100,236
Cash at Beginning of Period	21,711	925,643	—
Cash at End of Period	$1,015,656	$100,236	$100,236

Supplemental disclosure of cash flow information:
Income taxes paid	$—	$122,102	$122,102
Supplemental disclosure of non-cash financing activities:
Deferred acquisition costs included in accounts payable	$—	$134,968	$134,968

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)

NOTES TO CONDENSED FINANCIAL STATEMENTS

1. Basis of Presentation

The financial statements included herein as of December 31, 2005 and June 30, 2006, and for the three and six-month periods ended June 30, 2005 and 2006, and the period since inception (May 19, 2004) through June 30, 2006, have been prepared by Coastal Bancshares Acquisition Corp. (the “Company”) without audit pursuant to the rules and regulations of the United States Securities and Exchange Commission (“SEC”). Accordingly, these statements reflect all adjustments (consisting only of normal recurring entries), which are, in the opinion of the Company, necessary for a fair presentation of the financial results for the interim periods. Certain information and notes normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. Operating results for the interim periods presented are not necessarily indicative of the results that may be expected for the full fiscal year. These financial statements should be read in conjunction with the financial statements that were included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005. The Company had no operating activity for the period from inception on May 19, 2004 through August 5, 2005.

Restatement

Under EITF No. 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF No. 00-19”), the fair value of the warrants issued as part of the Units have been reported as a liability. The warrant agreement provides for the Company to register the shares underlying the warrants and is silent as to the penalty to be incurred in the absence of the Company’s ability to deliver registered shares to the warrant holders upon warrant exercise. Under EITF No. 00-19, registration of the common stock underlying the warrants is not within the Company’s control. As a result, the Company must assume that it could be required to settle the warrants on a net-cash basis, thereby necessitating the treatment of the potential settlement obligation as a liability. Further EITF No. 00-19, requires the Company to record the potential settlement liability at each reporting date using the current estimated fair value of the warrants, with any changes being recorded through the Company’s statement of operations. The potential settlement obligation will continue to be reported as a liability until such time as the warrants are exercised, expire, or the Company is otherwise able to modify the registration requirements in the warrant agreement to remove the provisions which require this treatment. The fair value of the warrant liability in the accompanying balance sheets was determined using the trading value of the warrants. The fair value of the warrants was determined by the trading value of the securities on the last day of each period.

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)

NOTES TO CONDENSED FINANCIAL STATEMENTS

1. Basis of Presentation – (continued)

The Company had previously issued financial statements which did not present the warrant liability. The accompanying financial statements have been restated to correct this error. The impact of the correction of this error in previously reported financial statements is as follows:

	As of and for the Three Months Ended June 30, 2005		As of and for the Six Months Ended June 30, 2005		As of and for the Year Ended December 31, 2005
( in thousands except per share amounts)	As Previously Reported	As Restated	As Previously Reported	As Restated	As Previously Reported	As Restated

Assets	$29,872	$29,872	$29,872	$29,872	$30,215	$30,215

Liabilities	$71	$5,370	$71	$5,370	$219	$4,966

Common stock subject to conversion	$5,752	$5,752	$5,752	$5,752	$5,851	$5,851

Stockholders’ equity	$24,049	$18,750	$24,049	$18,750	$24,145	$19,398

Warrant liability income	$—	$3,422	$—	$1,877	$—	$2,429

Pre-tax income (loss)	$81	3,503	94	$1,971	$297	$2,726

Provision for income taxes	$40	$40	$43	$43	$123	$123

Net income (loss)	$41	$3,463	$51	$1,928	$174	$2,603

Weighted average shares:
Basic	6,520,000	6,520,000	5,056,133	5,056,133	5,794,082	5,794,082
Diluted	6,520,000	17,560,000	5,056,133	13,168,398	5,794,082	15,382,247

Earnings (loss) per share
Basic	$0.01	$0.53	$0.01	$0.38	$0.03	$0.45
Diluted	$0.01	$—	$0.01	$—	$0.03	$—

Reclassification

The Company has previously reported the increase or decrease in its warrant liability as part of its operating income or loss. The Company has also previously reported the purchase of treasury bills in its trust account as an investing activity. These amounts have bee reclassified in the presentation of prior periods to conform to the current presentation.

2. Organization, Business Operations

Coastal Bancshares Acquisition Corp. (the “Company”) was incorporated in Delaware on May 19, 2004 as a blank check company whose objective is to acquire or merge with an operating commercial bank or bank holding company. The Company’s initial stockholders’ purchased 1,000,000 shares of common stock, $0.01 par value, for $25,000 on August 6, 2004.

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)

NOTES TO CONDENSED FINANCIAL STATEMENTS

2. Organization, Business Operations – (continued)

The registration for the Company’s initial public offering (the “Offering”) of 4,800,000 units was declared effective on February 14, 2005. The Company consummated the Offering on February 18, 2005. The underwriters also exercised their over-allotment option to purchase an additional 720,000 units on February 18, 2005. The Company received proceeds, net of the underwriters’ discount and offering expenses of approximately $29.9 million. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a merger with or acquisition of an operating commercial bank or bank holding company (“Business Combination”). There is no assurance that the Company will be able to successfully affect a Business Combination. Using proceeds from the Offering, the amount of $28,483,200 was placed in an interest bearing trust account (“Trust Fund”) to be held until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Fund, funds may only be invested in United States government securities with a maturity of 180 days or less. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective mergers or acquisitions and continuing general and administrative expenses.

The Company has signed a definitive agreement for the merger with a target business (See Note 9) and will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders immediately prior to the Offering, vote against the Business Combination, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to the Business Combination. The Business Combination will not be completed unless more than 50% of the Public Stockholders vote in favor of the transaction. After consummation of the Company’s first Business Combination, these voting safeguards no longer apply.

With respect to the first Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company redeem his or her shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed without regard to the shares held by Initial Stockholders.

The Company’s Certificate of Incorporation provides for the mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering (August 18, 2006), or 24 months from the consummation of the Offering (February 18, 2007) if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering as described in Note 3).

3. Public Offering

On February 18, 2005, the Company sold 4,800,000 units (“Units”) in a public offering, which included granting the underwriters’ an over-allotment option to purchase up to an additional 720,000 Units. On February 18, 2005, the underwriters exercised the entire amount of the option. Each Unit consists of one share of the Company’s common stock, $0.01 par value, and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing on the later of the completion of a Business Combination or February 13, 2006, and expiring

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)

NOTES TO CONDENSED FINANCIAL STATEMENTS

3. Public Offering – (continued)

February 13, 2010. The Warrants will be redeemable by the Company at a price of $0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of the redemption is given. In connection with the Offering, the Company issued an option for $100 to the underwriters to purchase 325,000 Units at an exercise price of $7.50 per Unit. The Units issuable upon exercise of this option are identical to those included in the Offering except that the exercise price of the Warrants included in the Units will be $6.65 per share.

4. Treasury Securities

Treasury securities are classified as trading securities and are carried at fair value, with gains or losses resulting from changes in fair value are recognized currently in earnings.

5. Deferred Compensation

On April 7, 2005, the Company made a restricted stock grant of 40,000 shares to a director. The shares are subject to forfeiture in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering (February 14, 2005), or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. The grant was recorded based on the closing price of the Company’s common stock on the date of the grant and is being amortized as compensation expense over the period from the date of the grant through the date that is 18 months after consummation of the Offering (August 13, 2006). The Company selected 18 months as the appropriate amortization period because it believed that this was the earliest date that vesting could occur.

6. Warrant Liability

The Company has outstanding warrants, which provides for the Company to register the shares underlying the warrants and is silent as to the penalty to be incurred in the absence of the Company’s ability to deliver registered shares to the warrant holders upon warrant exercise. Under EITF No. 00-19 “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock” (“EITF No. 00-19”), registration of the common stock underlying the Company’s warrants is not within the Company’s control. As a result, the Company must assume that it could be required to settle the warrants on a net-cash basis, thereby necessitating the treatment of the potential settlement obligation as a liability. Further EITF No. 00-19, requires the Company to record the potential settlement liability at each reporting date using the current estimated fair value of the warrants, with any changes being recorded through the Company’s statement of operations. The potential settlement obligation related to the warrants will continue to be reported as a liability until such time that the warrants are exercised, expire, or the Company is otherwise able to modify the registration requirements in the warrant agreement to remove the provisions which require this treatment. The fair value of the warrant liability is determined using the trading value of the warrants.

7. Commitment

The Company presently occupies office space provided by an affiliate of an Initial Stockholder. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Offering.

COASTAL BANCSHARES ACQUISITION
(A Corporation in the Development Stage)

NOTES TO CONDENSED FINANCIAL STATEMENTS

8. Common Stock

At December 31, 2005 and March 31, 2006, 50,000,000 shares of $0.01 par value common stock were authorized and 6,520,000 shares were outstanding. Of the common stock outstanding, 1,103,448 shares are subject to the right by stockholders to convert their shares into cash. The conversion amount per share is determined by dividing the balance in the trust account on the date when the right of conversion occurs by 5,520,000 shares. As of December 31, 2005 and June 30, 2006, the conversion amount would have been $5.30 and $5.42 per share, respectively.

9. Preferred Stock

The Company is authorized to issue 5,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

10. Proposed Business Combination

On April 5, 2006, the Company and its wholly-owned subsidiary Coastal Merger Corp., a Texas corporation (“Merger Sub”), entered into a definitive Agreement and Plan of Merger with Intercontinental Bank Shares Corporation, a Texas corporation (“Intercontinental”), pursuant to which Merger Sub will merge with and into Intercontinental in a cash-for-stock transaction (the “Merger”). At the effective time of the Merger, Intercontinental will be the surviving corporation and become a wholly-owned subsidiary of Coastal. Intercontinental is the parent company of Intercontinental National Bank, based in San Antonio, Texas (the “Bank”). At the effective time and as a result of the Merger, the holders of Intercontinental common stock will receive approximately $16.8 million in cash in exchange for their shares, subject to adjustment based on certain conditions. Consummation of the Merger is subject to the approval of the Company’s stockholders and certain other conditions, including that the Merger cannot be consummated if holders of 20% or more of the Company’s common stock vote against the merger and demand that their shares of common stock of the Company be converted to cash.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Intercontinental Bank Shares Corporation San Antonio, Texas

We have audited the accompanying consolidated statements of condition of Intercontinental Bank Shares Corporation and Subsidiaries as of December 31, 2004 and 2005 and the related consolidated statements of earnings, changes in stockholders’ equity and comprehensive income and cash flows for each of the three years ended December 31, 2003, 2004 and 2005. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Intercontinental Bank Shares Corporation and Subsidiaries at December 31, 2004 and 2005 and the results of their operations and their cash flows for each of the years ended December 31, 2003, 2004 and 2005 in conformity with generally accepted accounting principles in the United States.

Harper & Pearson Company, P.C. Houston,

Texas February 24, 2006

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CONDITION

	As of December 31,		As of June 30, 2006 (Unaudited)
	2004	2005

ASSETS
Cash and non-interesting bearing due from banks	$2,335,118	$2,308,278	$3,621,577
Federal funds sold	15,350,000	1,000,000	29,800,000
Total cash and cash equivalents	17,685,118	3,308,278	33,421,577

Securities available for sale	18,019,411	27,541,730	27,839,084
Interest-bearing deposits in financial institutions	588,542	585,535	95,000
Loans, net of unearned fees	75,803,494	73,912,509	71,736,362
Less allowance for possible credit losses	(375,575)	(375,410)	(343,530)

Loans, net	75,427,919	73,537,099	71,392,832

Bank premises and equipment, net	2,809,108	2,585,095	2,421,594
Accrued interest receivable	769,999	832,798	834,669
Federal Home Loan Bank stock	303,600	314,500	321,700
Federal Reserve Bank stock	258,300	258,300	258,300
Goodwill	537,279	537,279	537,279
Other assets	453,255	294,012	253,663

	$116,852,531	$109,794,626	$137,375,698

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Deposits:
Noninterest-bearing	$23,677,855	$24,287,432	$24,646,904
Interest-bearing	80,124,434	73,499,845	100,834,408
Total Deposits	103,802,289	97,787,277	125,481,312

Other borrowed funds	1,050,000	874,875	787,375
Federal Home Loan Bank borrowings	2,546,743	2,371,092	2,279,721
Accrued interest payable	72,100	117,276	237,330
Other liabilities	908,209	367,536	243,516
Junior subordinated debentures	3,093,000	3,093,000	3,093,000

Total Liabilities	111,472,341	104,611,056	132,122,254

Stockholders’ Equity
Common stock, $.01 par value; 2,000,000 shares authorized, 750,002 shares issued and 723,752 and 697,502 outstanding at December 31, 2004 and 2005, respectively and 697,502 outstanding at June 30, 2006	7,500	7,500	7,500
Capital surplus	3,991,312	3,991,312	3,991,312
Retained earnings	1,761,846	2,323,265	2,578,256
Treasury stock, at cost, 26,250, 52,500 and 52,500 shares at December 31, 2004, 2005 and June 30, 2006, respectively	(382,906)	(825,875)	(825,875)
Accumulated other comprehensive income (loss)	2,438	(312,632)	(497,749)

Total Stockholders’ Equity	5,380,190	5,183,570	5,253,444

	$116,852,531	$109,794,626	$137,375,698

See accompanying notes.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

	For the Years Ended December 31,			For the Six Months Ended June 30,
	2003	2004	2005	2005 (Unaudited)	2006 (Unaudited)

Interest Income
Interest and fees on loans	$4,412,808	$4,579,372	$4,761,423	$2,428,296	$2,488,420
Securities available for sale	385,869	470,160	905,602	397,203	552,701
Other investments	15,679	20,574	26,508	12,580	15,091
Federal funds sold	63,773	107,072	254,513	121,315	398,574
Total Interest Income	4,878,129	5,177,178	5,948,046	2,959,394	3,454,786
Interest Expense
Deposits	1,545,015	1,628,528	2,236,527	1,079,086	1,495,279
Other borrowed funds	53,785	46,271	57,274	26,725	40,305
Federal Home Loan Bank borrowings	149,819	141,191	135,408	67,219	72,666
Junior subordinated debentures	—	128,121	185,413	85,214	129,867
Total Interest Expense	1,748,619	1,944,111	2,614,622	1,258,244	1,738,117
Net Interest Income	3,129,510	3,233,067	3,333,424	1,701,150	1,716,669
Provision for Possible Credit Losses	(19,300)	—	—	—	—
Net Interest Income After Provision for Possible Credit Losses	3,110,210	3,233,067	3,333,424	1,701,150	1,716,669
Non-Interest Income
Service charges	518,985	475,050	463,750	220,867	195,265
Rental income	34,266	103,473	125,953	52,539	53,073
Other income	162,565	153,846	171,898	68,800	58,724
Total Non-Interest Income	715,816	732,369	761,601	342,206	307,062
Non-Interest Expense
Salaries and employee benefits	1,682,469	1,681,590	1,452,184	740,107	720,546
Net occupancy and equipment expense	906,543	1,030,485	1,017,744	447,985	380,384
Professional and Director fees	255,773	267,440	285,401	95,164	174,712
Data processing expense	91,229	98,236	148,145	65,668	134,812
Insurance expense	52,455	55,428	57,128	27,563	29,236
Communication expense	71,889	71,900	73,854	65,157	98,608
Other	283,596	405,310	314,013	200,700	170,953
Total Non-Interest Expense	3,343,954	3,610,389	3,348,469	1,642,344	1,709,251
Earnings Before Income Taxes	482,072	355,047	746,556	401,012	314,480
Income Taxes	133,330	118,080	185,137	59,975	59,489
Net Earnings	$348,742	$236,967	$561,419	$341,037	$254,991
Net Earnings Available to Common Stockholders	$348,742	$236,967	$561,419	$341,037	$254,991
Basic Earnings Per Common Share	$0.46	$0.32	$0.79	$0.47	$0.37
Diluted Earnings Per Common Share	$0.44	$0.30	$0.76	$0.49	$0.35

See accompanying notes.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2003, 2004, 2005 AND
THE SIX MONTHS ENDED JUNE 30, 2006 (unaudited)

	Common Stock	Capital Surplus	Retained Earnings	Treasury Stock	Accumulated Other Comprehensive Income (Loss)	Total

Balance – December 31, 2002	$7,500	$3,991,312	$1,176,137	$—	$227,963	$5,402,912

Net Earnings	—	—	348,742	—	—	348,742

Change in Unrealized Gain on Securities Available for Sale, Net of Taxes of $53,272	—	—	—	—	(103,412)	(103,412)

Total Comprehensive Income	—	—	—	—	—	245,330

Balance – December 31, 2003	7,500	3,991,312	1,524,879	—	124,551	5,648,242

Purchase of Treasury Stock	—	—	—	(382,906)	—	(382,906)

Net Earnings	—	—	236,967	—	—	236,967

Change in Unrealized Gain on Securities Available for Sale, Net of Taxes of $62,907	—	—	—	—	(122,113)	(122,113)

Total Comprehensive Income	—	—	—	—	—	114,854

Balance – December 31, 2004	7,500	3,991,312	1,761,846	(382,906)	2,438	5,380,190

Purchase of Treasury Stock	—	—	—	(442,969)	—	(442,969)

Net Earnings	—	—	561,419	—	—	561,419

Change in Unrealized Gain on Securities Available for Sale, Net of Taxes of $162,308	—	—	—	—	(315,070)	(315,070)

Total Comprehensive Income	—	—	—	—	—	246,349

Balance – December 31, 2005	7,500	3,991,312	2,323,265	(825,875)	(312,632)	5,183,570

Net Earnings	—	—	254,991	—	—	254,991

Change in Unrealized Loss on Securities Available for Sale, Net of Taxes of $96,333	—	—	—	—	(185,117)	(185,117)

Total Comprehensive Income	—	—	—	—	—	69,874

Balance – June 30, 2006 (unaudited)	$7,500	$3,991,312	$2,578,256	$(825,875)	$(497,749)	$5,253,444

See accompanying notes.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,			For the Six Months Ended June 30,
	2003	2004	2005	2005 (Unaudited)	2006 (Unaudited)

Cash Flows from Operating Activities:
Net earnings	$348,742	$236,967	$561,419	$341,037	$254,991
Adjustments to reconcile net earnings to net cash provided by operating activities:
Provision for possible credit losses	19,300	—	—	—	—
Provision for depreciation	314,464	353,235	347,668	172,889	174,033
Loss on sale of assets	—	48,616	—	—	—
Amortization and accretion of premiums and discounts on investment securities, net	85,209	72,132	37,045	16,921	5,902
Change in operating assets and liabilities:
Accrued interest receivable	(95,920)	(105,613)	(62,799)	101,635	(1,871)
Other assets	28,721	127,466	159,244	14,099	40,348
Accrued interest payable and other liabilities	(170,056)	401,980	(495,497)	(358,455)	(3,966)
Total Adjustments	181,718	897,816	(14,339)	(52,911)	214,447
Net cash provided by operating activities	530,460	1,134,783	547,080	288,126	469,438

Cash Flows from Investing Activities:
Proceeds from maturities, paydowns, and calls of available for sale investment securities	4,194,912	5,761,774	4,092,305	1,942,993	2,408,286
Purchases of available for sale investment securities	(6,498,08))	(12,998,261)	(13,966,739)	(8,898,569)	(2,897,720)
Proceeds from maturity of time deposits in financial institutions	893,575	95,000	595,000	200,000	490,535
Purchases of time deposits in financial institutions	(95,000)	(588,542)	(591,993)	(487,220)	—
Net (increase) decrease in loans	(5,143,051)	(1,898,906)	1,890,820	2,730,324	2,144,267
Purchases of bank premises and equipment, net	(2,030,494)	(159,140)	(123,657)	(83,453)	(9,470)
Purchase of Federal Home Loan Bank stock	(79,100)	(5,400)	(10,900)	—	(7,200)
Purchase of Federal Reserve Bank stock	—	(87,850)	—	(4,800)	—
Net cash used by investing activities	(8,757,238)	(9,881,325)	(8,115,164)	(4,600,725)	2,128,698

Cash Flows from Financing Activities:
Net increase in noninterest-bearing deposits	5,316,213	7,699,686	609,577	(2,496,603)	359,472
Net increase (decrease) in interest-bearing deposits	7,430,535	4,683,910	(6,624,589)	(2,422,640)	27,334,563
Federal Home Loan Bank repayments	(158,018)	(166,601)	(175,650)	(86,664)	(91,371)
Repayments on other borrowed funds	(175,000)	(175,000)	(175,125)	(87,625)	(87,500)
Proceeds from issuance of subordinated debentures	3,093,000	—	—	—
Purchase of treasury stock	—	(382,906)	(442,969)	—	—
Net cash provided (used) by financing activities	15,506,730	11,659,089	(6,808,756)	(5,093,532)	28,055,699

Net Increase (Decrease) in Cash and Cash Equivalents	7,279,952	2,912,547	(14,376,840)	(9,406,131)	30,113,299

Cash and Cash Equivalents at Beginning of Period	7,492,619	14,772,571	17,685,118	17,685,118	3,308,278

Cash and Cash Equivalents at End of Period	$14,772,571	$17,685,118	$3,308,278	$8,278,987	$33,421,577

See accompanying notes.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies

Organization and Nature of Business – Intercontinental Bank Shares Corporation (the Company), together with its subsidiaries headquartered in San Antonio, Texas, is a bank holding company committed to serving small to mid sized business, individuals and international organizations. The Company provides commercial, consumer and international banking services through its three community banking offices in San Antonio, Texas. The Bank participates in the Small Business Administration (SBA) loan program as a Preferred Lender and also extends credit under the Ex-Im Bank insured loan program. Intercontinental Bank is chartered as a national association and is registered to do business in Mexico.

Principles of Consolidation – The accompanying consolidated financial statements include the accounts of Intercontinental Bank Shares Corporation (Company), its wholly owned subsidiary Intercontinental Bank Shares Corporation of Delaware, Inc. (Delaware Company), and the Delaware Company’s wholly owned subsidiary, Intercontinental National Bank (Bank). All significant intercompany transactions and balances have been eliminated.

Issuance of Preferred Securities of Subsidiary Trusts – On December 30, 2003, the Company formed a wholly-owned Connecticut statutory business trust, InterContinental Statutory Trust I (Trust I), which issued $3.0 million of floating rate capital securities to a third party. Trust I invested the proceeds in an equivalent amount of the Company’s Floating Rate Junior Subordinated Deferrable Interest Debentures (Debentures I). Debentures I will mature on March 17, 2034, which date may be shortened to a date not earlier than March 17, 2009 if certain conditions are met, including prior approval of the Federal Reserve and other required regulatory approvals.

Debentures I, which are the only assets of Trust I, are subordinate and junior in right of payment to all present and future senior indebtedness of the Company. Debentures I accrue interest at a floating rate equal to the three-month LIBOR (the London Interbank Offered Rate) plus 2.85% with no interest rate ceiling. Interest payment dates on Debentures I are March 17, June 17, September 17, and December 17. The Company has fully and unconditionally guaranteed the Trust’s Debenture I obligations.

On January 1, 2004, the Company adopted FIN 46R, Consolidation of Variable Interest Entities . Upon adoption, the Trust that issued the outstanding company-obligated mandatorily redeemable trust preferred securities was deconsolidated from the Company’s consolidated financial statements.

Summary of Significant Accounting and Reporting Policies – The accounting and reporting policies of the Company are in accordance with generally accepted accounting principles (GAAP) in the United States and the prevailing practices within the banking industry. A summary of significant accounting policies is as follows:

Use of Estimates – In preparing financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statements of financial condition and reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for possible credit losses.

The allowance for possible credit losses is maintained at a level, which, in management’s judgment, is adequate to absorb possible credit losses inherent in the loan portfolio. The amount of the allowance is based on management’s evaluation of the collectibility of the loan portfolio, including the nature of the portfolio, credit concentrations, trends in historical loss experience, specific impaired loans, economic conditions, and other risks inherent in the portfolio. Allowances for impaired loans are generally determined based on collateral values or the present value of estimated cash flows. In connection with the determination of the estimated losses on loans, management will obtain independent appraisals for significant collateral.

While management uses available information to recognize losses on loans, further reductions in the carrying amounts of loans may be necessary based on changes in local economic conditions and changes in the capacity of borrowers’ to repay their debts. In addition, regulatory agencies, as an integral part of their examination process, periodically review the estimated losses on loans. Such agencies may require the Bank to recognize additional losses based on their judgments about information available to them at the time of their examination. Because of these

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies – (continued)

factors, it is possible that the estimated losses on loans may change materially in the near term. However, the amount of the change cannot be estimated.

Cash and Due from Banks – The Bank, as a member of the Federal Reserve System, is required to maintain reserves for the purpose of facilitating the implementation of monetary policy. These reserves may be maintained in the form of balances at the Federal Reserve Bank or vault cash. The Bank’s reserve requirements were $437,000 and $577,000 at December 31, 2004 and 2005, respectively. Accordingly, cash and due from bank balances were restricted to that extent.

The majority of cash and cash equivalents are maintained with the Federal Reserve Bank. Other cash deposits are maintained with major financial institutions in the United States. Deposits with these financial institutions may exceed the amount of insurance provided on such deposits; however, these deposits typically may be redeemed upon demand and therefore, bear minimal risk. In monitoring this credit risk, the Bank periodically evaluates the stability of the financial institutions with which they have deposits. The Bank had deposits in correspondent financial institutions in excess of the amount insured by agencies of the federal government in the amounts of $921,592 and $82,925 at December 31, 2004 and 2005, respectively.

Investment Securities – Investments in securities for which the Bank has both the ability and intent to hold to maturity are classified as investments held to maturity and are stated at amortized cost. Investments in securities which management believes may be sold prior to maturity are classified as investments available for sale and are stated at fair value. Securities within the available for sale portfolio may be used as part of the Bank’s asset/liability strategy and may be sold in response to changes in interest rate risk, prepayment risk or other similar economic factors. Unrealized net gains and temporary losses are excluded from income and reported as a separate component of stockholders’ equity in accumulated other comprehensive income. Realized gains and losses from sales of investments available for sale are recorded in earnings as a separate component of non-interest income or expense using the specific identification method. The Bank does not have held to maturity or trading securities.

Declines in the fair value of individual securities below their cost that are other than temporary would result in write-downs, as a realized loss, of the individual securities to their fair value. However, management believes that based upon the credit quality of the equity and debt securities and the Bank’s intent and ability to hold the securities until their recovery, none of the unrealized losses on securities should be considered other than temporary.

Interest and dividend income earned on securities are recognized in interest income, including amortization of premiums and accretion of discounts computed using the interest method. Realized gains and losses on securities are computed based upon specifically identified amortized cost and are reported as a separate component of non-interest income or expense.

Other Investments – Banks that are members of the Federal Home Loan Bank are required to maintain a stock investment equal to .09% of total assets plus 4.10% of all current outstanding Federal Home Loan Bank borrowings.

Banks that are members of the Federal Reserve System are required to subscribe to Federal Reserve Bank stock in an amount equivalent to 6% of the Bank’s capital and surplus. Although the par value of the stock is $100 per share, member banks pay only $50 per share at the time of purchase with an understanding that the other half of the subscription amount is subject to call at any time.

Investments in stock of the Federal Home Loan Bank and Federal Reserve Bank are stated at cost as management believes the par value is ultimately recoverable. Dividends on these investments are recognized in interest income.

Investment Risk – The Bank’s investments potentially subject the Bank to various levels of risk associated with economic and political events beyond management’s control. Consequently, management’s judgment as to the level of losses that currently exist or may develop in the future involves the consideration of current and anticipated conditions and their potential effects on the Bank’s investments. In determining fair value of these investments, management obtains information, which is considered reliable, from third parties in order to value its investments. Due to the level of uncertainty related to changes in the value of investment securities, it is possible that changes in risks could materially impact the amounts reflected herein.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies – (continued)

Concentrations of Credit – Generally all of the Bank’s loans, commitments, and letters of credit have been granted to customers who are (i) in the Bank’s market area, which includes Bexar County, Texas, and (ii) in Mexico. The Bank’s loans are generally secured by specific items of collateral including cash and marketable securities, real property, consumer assets, and business assets. Although the Bank has a diversified portfolio, a substantial portion of their debtors’ ability to honor their contracts is dependent on economic conditions in the location where the borrow or the borrower’s property is located. Concentrations of credit by type of loan are set forth in Note 3. It is the Bank’s policy to not extend credit to any single borrower or group of related borrowers in excess of the Bank’s legal lending limit as defined by federal banking regulations.

Interest Rate Risk – The Bank is principally engaged in providing short-term commercial loans with interest rates that fluctuate with various market indices, intermediate-term, fixed rate real estate loans and intermediate-term, fixed rate, cash secured loans. These loans are primarily funded through short-term demand deposits and longer-term certificates of deposit with fixed rates. Deposits that are not utilized to fund loans are invested in securities that meet the Company’s investment quality guidelines. Unrealized investment gains and losses resulting from changing market interest rates are reflected in other comprehensive income. From time to time, the Bank may manage its interest rate risk on long-term fixed rate loans through the matched funding services offered by the Federal Home Loan Bank.

Loans – Loans are stated at unpaid principal balances, less the allowance for possible credit losses. Loan origination and commitment fees, as well as certain direct origination costs, are recognized as income, or expense, when loans are booked. Management believes the effect of this method on operations is not materially different from the deferral of direct origination fees and costs, and the amortization thereof as an adjustment of the yield on the related loan.

Non-Performing and Past Due Loans – Non-performing loans are loans which have been categorized by management as non-accrual because collection of interest is doubtful or which have been restructured to provide a reduction in the interest rate or a deferral of interest or principal payments.

When the payment of principal or interest on a loan is delinquent for 90 days, or earlier in some cases, the loan is placed on non-accrual status, unless the loan is in the process of collection and the underlying collateral fully supports the carrying value of the loan. If the decision is made to continue accruing interest on the loan, periodic reviews are made to confirm the accruing status of the loan. The Bank did not have any loans on nonaccrual status at December 31, 2004 and 2005.

When a loan is placed on non-accrual status or identified as impaired, interest accrued during the current year prior to the judgment of uncollectibility, is charged to operations. Interest accrued during prior periods that has not been paid by the borrower is generally charged to the allowance for possible credit losses. Any payments received on non-accrual loans are applied first to outstanding principal amounts and next to the recovery of charged-off loan amounts. Any excess is treated as recovery of lost interest. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

Impaired loans, with the exception of groups of smaller balance homogeneous loans that are collectively evaluated for impairment, are defined as loans for which, based on current information and events, it is probable that the Bank will be unable to collect all amounts due, both interest and principal, according to the contractual terms of the loan agreement. The allowance for possible credit losses related to impaired loans is determined based on the present value of expected cash flows discounted at the loan’s effective interest rate or, as a practical expedient, the loan’s observable market price or the fair value of the collateral if the loan is collateral dependent.

Renegotiated loans are those loans on which concessions in terms have been granted because of a borrower’s financial difficulty. Interest is generally accrued on such loans in accordance with the new terms.

Allowance for Possible Credit Losses – The allowance for possible credit losses is a valuation allowance available for losses incurred on loans and other commitments to extend credit. All losses are charged to the allowance for possible credit losses when the loss actually occurs or when a determination is made that a loss is likely to occur. Recoveries are credited to the allowance at the time of recovery.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies – (continued)

The allowance consists of specific, general, and unallocated components. The specific component relates to loans that are classified as doubtful, substandard, or special mention. For such loans that are also classified as impaired, an allowance is established when the discounted cash flows, or collateral value or observable market price, of the impaired loan is lower than the carrying value of that loan. The general component covers non-classified loans and is based on historical loss experience adjusted for qualitative factors. The unallocated component of the allowance reflects the margin of imprecision inherent in the underlying assumptions used in the methodologies for estimating specific and general losses in the portfolio. Based on these estimates, an amount is charged to the provision for possible credit losses and credited to the allowance for possible credit losses in order to adjust the allowance to a level determined by management to be adequate to absorb losses.

Management’s judgment as to the level of losses on existing loans involves the consideration of current and anticipated economic conditions and their potential effects on specific borrowers; an evaluation of the existing relationships among loans, potential loan losses, and the present level of the allowance; results of examinations of the loan portfolio by regulatory agencies; results of examinations of the loan portfolio through an external review; and management’s internal review of the loan portfolio.  In determining the collectibility of certain loans, management also considers the fair value of any underlying collateral. The amounts ultimately realized may differ from the carrying value of these assets because of economic, operating, or other conditions beyond the Bank’s control.

It should be understood that estimates of possible credit losses involve judgment. While it is possible that in particular periods the Bank may sustain losses which are substantial relative to the allowance for possible credit losses, it is the judgment of management that the allowance for possible credit losses reflected in the balance sheets are adequate to absorb losses which may exist in the current loan portfolio.

Premises and Equipment – Bank premises and equipment are carried at cost less accumulated depreciation and amortization. Depreciation expense is computed principally on the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the life of the lease plus renewal options. Land is carried at cost. Gains and losses on dispositions are included in other income or other expense.

Real Estate Acquired by Foreclosure – Real estate acquired by foreclosure is recorded at the fair value of the property less any selling costs, as applicable, at the time of foreclosure. Carrying amounts are reduced to reflect this value through charges to the allowance for possible credit losses. Subsequent to foreclosure, real estate is carried at the lower of its new cost basis or fair value, less estimated costs to sell. Subsequent adjustments to reflect declines in value below the recorded amounts are recognized and are charged to expense in the period such determinations are assessed. Required developmental costs associated with foreclosed property under construction are capitalized and considered in determining the fair value of the property. Operating expenses of such properties, net of related income, and gains and losses on their disposition are included in other non-interest expense. At December 31, 2004 and 2005, the Bank did not hold any real estate acquired through foreclosure.

Impairment of Long-lived Assets – The Company’s long-lived assets consist primarily of real property and equipment. In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the Company evaluates its ability to recover the carrying value of long-lived assets used in its business, considering changes in the business environment or other facts and circumstances that suggest their value may be impaired. If this evaluation indicates the carrying value will not be recoverable, based on the undiscounted expected future cash flows estimated to be generated by these assets, the Company will reduce the carrying amount to the estimated fair value.

Goodwill and Other Intangibles – Goodwill is periodically assessed for impairment pursuant to Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” , which addresses the accounting for goodwill and other intangible assets. Among other things, this standard specifies that intangible assets with an indefinite useful life and goodwill will no longer be amortized. This standard requires goodwill to be periodically tested for impairment and written down to fair value if considered impaired. Management performs an annual evaluation of whether any impairment of the goodwill has accrued and does not believe that the goodwill that arose

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies – (continued)

as a result of the 1999 acquisition of Intercontinental Bank Shares Corporation was impaired at December 31, 2004 or 2005. The Company does not have any identifiable intangibles, such as core deposit intangibles that would require amortization pursuant to SFAS No. 142.

Earning Per Share – Basic earnings per common share is calculated by dividing net earnings available for common stockholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share is calculated by dividing net earnings available for common stockholders by the weighted average number of common and potentially dilutive common shares. Stock options are dilutive common shares and are therefore considered in diluted earnings per share calculation. The number of potentially dilutive common shares is determined using the treasury stock method.

Share Based Compensation – The Company utilizes the intrinsic value method for its stock compensation plans. Under the provisions of Accounting Principles Board (APB) No. 25, “Accounting for Stock Issued to Employees” , no compensation cost is recognized for the options granted in which the exercise price was equal to or greater than the estimated market value price on the date of grant. The company granted all options at a price equal to or greater than the estimated market price at the date of grant and therefore no compensation expense has been recorded. The proforma disclosures required by SFAS No. 123 are included in Note 18.

Income Taxes – Income taxes are provided for the tax effects of the transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between financial and income tax methods of recording the allowance for possible credit losses and depreciation expense. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will be either taxable or deductible when the assets and liabilities are recovered or settled. Deferred tax assets and liabilities are reflected at income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Statements of Cash Flows – For purposes of reporting cash flows, cash and cash equivalents include cash and due from banks and federal funds sold. Generally, federal funds are sold for one-day periods.

Recently Issued Accounting Standards – Statement of Financial Accounting Standards No.123R, “Share Based Payments” establishes standards for accounting for transactions in which an enterprise receives employee services in exchange for (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. SFAS No. 123R eliminates the ability to account for stock based compensation using the intrinsic value based method of accounting and requires that such transactions be recognized as compensation cost in the income statement based on their fair values on the date of the grant. SFAS No. 123R applies to new awards and towards modified, repurchased, or cancelled awards in fiscal years beginning after December 15, 2005. The Company plans to transition to fair value based accounting for stock based compensation using a prospective application effective January 1, 2006.  However, management does not anticipate granting options in the future in the normal course of business, and therefore, the implications of SFAS No. 123R is not expected to impact future earnings.

In May 2005, the FASB issued Statement of Financial Accounting Standards No.154, “Accounting For Changes and Error Corrections” (“SFAS 154”), which replaces APB Opinion No. 20, “Accounting Changes,” and supersedes FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements—an amendment of APB Opinion No. 28.” SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, SFAS 154 requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings for that period rather than being reported in the income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, SFAS 154 requires

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Summary of Significant Accounting Policies – (continued)

that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not expect the provisions of SFAS 154 to have a significant impact on its results of operations.

In July 2005, the FASB published an Exposure Draft of a proposed Interpretation, “Accounting for Uncertain Tax Positions.” The Exposure Draft seeks to reduce the significant diversity in practice associated with recognition and measurement in the accounting for income taxes. It would apply to all tax positions accounted for in accordance with SFAS 109, “Accounting for Income Taxes.” The Exposure Draft requires that a tax position meet a “probable recognition threshold” for the benefit of the uncertain tax position to be recognized in the financial statements. This threshold is to be met assuming that the tax authorities will examine the uncertain tax position. The Exposure Draft contains guidance with respect to the measurement of the benefit that is recognized for an uncertain tax position, when that benefit should be recognized, and other matters. This proposed Interpretation would clarify the accounting for uncertain tax positions in accordance with SFAS 109. The FASB staff is considering the comment letters that have been received and is determining the plan for deliberations. The Board expects to issue a final Interpretation, which would include amendments to SFAS 109, in the first quarter of 2006. The Company is currently evaluating the impact this proposed Interpretation would have on its results of operations.

2. Securities

Securities have been classified according to management’s intent. The amortized cost and estimated fair values of securities are summarized as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2004
Securities available for sale:
US Government Treasuries	$1,005,835	$11,497	$(4,430)	$1,012,902
US Government Agencies	13,140,097	23,803	(63,942)	13,099,958
Mortgage Backed Securities	3,899,193	34,071	(26,713)	3,906,551

	$18,045,125	$69,371	$(95,085)	$18,019,411
December 31, 2005
Securities available for sale:
US Government Treasuries	$250,149	$—	$(6,261)	$243,888
US Government Agencies	18,351,045	—	(325,487)	18,025,558
Mortgage Backed Securities	9,443,946	6,478	(178,140)	9,272,284

	$28,045,140	$6,478	$(509,888)	$27,541,730
June 30, 2006 (unaudited)
Securities available for sale:
US Government Treasuries	$250,082	$—	$(4,954)	$245,128
US Government Agencies	19,848,352	—	(456,404)	19,391,949
Mortgage Backed Securities	8,525,238	1,010	(324,241)	8,202,008

	$28,623,673	$1,010	$(785,599)	$27,839,084

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. Securities – (continued)

The amortized cost and estimated fair value of debt securities at December 31, 2005 and June 30, 2006, by contractual maturities, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value

Amounts maturing in:
1 year or less	$3,510,417	$3,484,976
1 year through 5 years	16,644,971	16,305,116
5 years through 10 years	3,279,613	3,189,365
After 10 years	4,610,139	4,562,273

	$28,045,140	$27,541,730

	Securities Available for Sale as of June 30, 2006 (unaudited)

	Amortized Cost	Fair Value

Amounts maturing in:
1 year or less	$4,488,207	$4,440,370
1 year through 5 years	16,945,910	16,501,842
5 years through 10 years	3,235,712	3,084,355
After 10 years	3,953,844	3,812,517

	$28,623,673	$27,839,084

The following table shows gross unrealized losses and fair value by length of time that individual securities available for sale have been in a continuous unrealized loss position at December 31, 2005 and June 30, 2006.

	Less Than Twelve Months		More Than Twelve Months
	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value

Securities available for sale:
As of December 31, 2005
US Government Treasuries	$—	$—	$(6,261)	$243,888
US Government Agencies	(131,005)	9,546,620	(194,482)	8,478,938
Mortgage-Backed Securities	(104,273)	6,537,120	(73,867)	1,784,029

	$(235,278)	$16,083,740	$(274,610)	$10,506,855

Securities available for sale:
As of June 30, 2006 (unaudited)
US Government Treasuries	$—	$—	$(4,954)	$245,128
US Government Agencies	(125,042)	6,784,240	(331,363)	12,607,709
Mortgage-Backed Securities	(158,622)	4,451,411	(165,618)	3,655,640

	$(283,664)	$11,235,651	$(501,935)	$16,508,477

Management evaluates whether unrealized losses on securities represent impairment that is other than temporary. If such impairment is identified, the carrying amount of the security is reduced with a charge to operations. In making this evaluation, management first considers the reasons for the indicated impairment. These could include changes in market rates relative to those available when the security was acquired, changes in market expectations about the timing of cash flows from securities that can be prepaid, and changes in the market’s

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. Securities – (continued)

perception of the issuer’s financial health and the security’s credit quality. Management then considers the likelihood of a recovery in fair value sufficient to eliminate the indicated impairment and the length of time over which an anticipated recovery would occur, which could extend the security’s maturity. Finally, management determines whether there is both the ability and intent to hold the impaired security until an anticipated recovery, in which case the impairment would be considered temporary. In making this assessment, management considers whether a security continues to be a suitable holding from the perspective of the Bank’s overall portfolio and asset/liability management strategies.

Substantially all the unrealized losses at December 31, 2005 and June 30, 2006 resulted from increases in market interest rates over the yields available at the time the underlying securities were purchased. Management identified no impairment related to credit quality and at December 31, 2005 or June 30, 2006, management had both the intent and ability to hold impaired securities until full recovery of cost is achieved and no impairment was evaluated as other than temporary. No impairment losses were recognized during the years ended December 31, 2004 and 2005 or the six months ended June 30, 2006.

There were no sales of securities and therefore no realized gains or losses during the years ended December 31, 2003, 2004 and 2005 or six month period ended June 30, 2006.

3. Loans

Loans at December 31, 2004 and 2005 and June 30, 2006 are summarized as follows:

	December 31,		June 30, 2006 (unaudited)
	2004	2005

Domestic borrowers
Commercial, financial and industrial	$4,631,623	$4,513,639	$4,069,509
Real Estate	26,284,950	23,959,052	22,166,993
Purchased Resort Loans	7,015,974	9,821,935	10,622,700
Consumer and other	947,936	574,853	457,006
Domestic loans	$38,880,483	$38,869,479	$37,316,208

Foreign borrowers
Commercial, Cash Secured	$35,018,642	$30,920,466	$28,740,441
Commercial, Ex-Im Bank Insured	1,904,369	4,122,564	5,679,713
Foreign loans	$36,923,011	$35,043,030	$34,420,154

Total Loans	$75,803,494	$73,912,509	$71,736,362

Foreign loans outstanding represented 31.60% and 31.92% of the Bank’s assets as of December 31, 2004 and 2005, respectively. Included in foreign loans at December 31, 2005 is approximately $426,000 in Ex-Im Bank insured loans extended to borrowers in Cameroon. These loans represent approximately .39% of the Bank’s total assets at December 31, 2005. The purchased resort loans are secured by residential real estate in Mexico; however, the loans are not considered foreign loans because the borrowers are citizens and residents of the United States.

Foreign commercial and cash secured loans are secured by deposit accounts with the Bank in amounts that cover principal and interest payments due on the loans. Each commercial, Ex-Im Bank insured loan is secured by an insurance policy issued by the Export-Import Bank of the United States with insurance amounts varying between 90% and 100% of the funded principal balance of the related loan. All foreign loans outstanding are denominated in U.S. Dollars and are repayable in U.S. Dollars.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. Loans – (continued)

Loan maturities at December 31, 2005 and June 30, 2006 are as follows:

	Within 1 Year	1-5 Years	After 5 Years	Total
As of December 31, 2005
Credits at fixed interest rates	$14,009,703	$26,954,890	$14,446,560	$55,411,153
Credits at variable interest rates	3,049,853	5,797,696	9,634,306	18,481,855
Overdrafts	19,501	—	—	19,501

	$17,079,057	$32,752,586	$24,080,866	$73,912,509

	Within 1 Year	1-5 Years	After 5 Years	Total
As of June 30, 2006 (unaudited)
Credits at fixed interest rates	$12,611,997	$27,625,372	$15,402,460	$55,639,828
Credits at variable interest rates	3,048,863	4,843,615	8,188,672	16,081,150
Overdrafts	15,383	—	—	15,383

	$15,676,243	$32,468,987	$23,591,132	$71,736,362

In the ordinary course of business, the Bank had and expects to continue to have transactions, including borrowings, with its executive officers, directors, stockholders with 10% or more ownership in the Company, and their affiliates.  Note 15 – Related Party Transactions details these borrowings with related parties.

4. Nonperforming Loans and Past Due Loans

The following is a summary of information pertaining to past due loans, restructured loans and impaired loans at December 31, 2004, 2005 and June 30, 2006:

	December 31,		June 30, 2006 (unaudited)
	2004	2005

Total loans past-due 90 days or more and still accruing	$797,071	$169,692	$1,406,608

Impaired loans without a valuation allowance	$—	$—	$—
Impaired loans with a valuation allowance	118,232	80,223	528,038
Guaranteed portion of impaired loans	565,873	339,173	—

Total impaired loans	$684,105	$419,396	$528,038

Valuation allowance related to impaired loans	$62,000	$62,000	$77,724

Restructured Loans	$611,948	$383,689	$29,033

Average Investment in Impaired Loans	$413,439	$551,751	$473,717

Interest income recorded on impaired loans was approximately $10,000, $28,000 and $41,000 for the years ended December 31, 2003, 2004, and 2005, respectively. Interest income recorded on impaired loans was approximately $18,000 for the six months ended June 30, 2006. The Bank has no commitments to loan additional funds to borrowers whose loans have been classified as impaired.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. Nonperforming Loans and Past Due Loans – (continued)

The Bank had no loans on nonaccrual and there was no foregone interest income that would have been earned under the original terms of the impaired loans for the years ended December 31, 2004 and 2005. One loan with a principal balance of approximately $41,500 was on nonaccrual as of June 30, 2006. Forgone interest that would have been earned totaled approximately $2,000 for the six month period ended June 30, 2006.

5. Allowance for Possible Credit Losses

The following is a summary of the activity in the allowance for possible credit losses for the years ended December 31, 2003, 2004, 2005 and the six month period ended June 30, 2006:

	Years Ended December 31,			As of June 30, 2006 (unaudited)
	2003	2004	2005

Balance – beginning of year	$362,888	$375,983	$375,575	$375,410
Provision for credit losses	19,300	—	—	—
Recoveries	—	200	—	—
Charged-off	(6,205)	(608)	(165)	(31,880)

Balance – end of period	$375,983	$375,575	$375,410	$343,530

6. Bank Premises and Equipment

Bank premises and equipment consist of the following at December 31, 2004, 2005 and June 30, 2006:

	December 31,		June 30, 2006 (unaudited)
	2004	2005

Land	$540,360	$540,360	$540,360
Buildings and leasehold improvements	1,885,987	1,894,516	1,899,863
Furniture, fixtures and equipment	2,586,259	2,697,967	2,703,152
	5,012,606	5,132,843	5,143,375
Less accumulated depreciation and amortization	(2,203,498)	(2,547,748)	(2,721,781)

Bank premises and equipment, net	$2,809,108	$2,585,095	$2,421,594

The Bank owns two buildings in which it operates branch facilities. The Bank recorded rental income from tenant leases related to one of these buildings in the amount of $34,266, $103,473, and $125,953 for the years ended December 31, 2003, 2004 and 2005, respectively and $53,073 for the six months ended June 30, 2006.

The Bank leases one of its branches and certain office equipment under non-cancelable operating leases with terms ending in 2009. Rent expense for the years ended December 31, 2003, 2004 and 2005 relating to operating leases amounted to $139,603, $129,166 and $128,840, respectively and $59,010 for the six months ended June 30, 2006. A substantial portion of these lease payments are to a related party. Future minimum lease payments under the non-cancelable operating leases at December 31, 2005 are as follows:

2006	$128,640
2007	128,640
2008	121,752
2009	121,752
Thereafter	—

$500,784

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. Bank Premises and Equipment – (continued)

Operating leases with related parties are included in the above and are discussed in detail in Note 15, Related Party Transactions.

7. Accrued Interest Receivable

Accrued interest receivable consists of the following at December 31, 2004, 2005 and June 30, 2006:

	December 31,		June 30, 2006 (unaudited)
	2004	2005

Loans	$662,481	$640,345	$623,716
Investments and other	107,518	192,453	210,953

	$769,999	$832,798	$834,669

8. Goodwill and Other Intangible Assets

The Company has recorded goodwill in the amount of $537,279 that is not subject to amortization as a result of adopting SFAS No. 142.

9. Deposits

Deposits are summarized as follows at December 31, 2004, 2005 and June 30, 2006:

	December 31,		June 30, 2006 (unaudited)
	2004	2005

Domestic
Non-interest demand	$23,677,855	$24,287,432	$24,646,904
Interest-bearing demand	6,813,691	4,883,637	4,644,808
Demand deposits	30,491,546	29,171,069	29,291,712

Money market	16,231,596	21,095,404	49,787,583
Savings	4,850,882	3,786,838	4,030,947
Time deposits	14,342,115	12,518,156	12,551,715
Interest bearing deposits	35,424,593	37,400,398	66,370,245

Total domestic deposits	65,916,139	66,571,467	95,661,957

Foreign
International interest-bearing demand	995,005	577,466	262,082
International money market	308,943	195,106	336,146
Loan guaranty savings	36,582,202	30,443,238	29,221,128
Total foreign deposits	37,886,150	31,215,810	29,819,355

Total deposits	$103,802,289	$97,787,277	$125,481,312

The aggregate amount of time deposits in the amount of $100,000 or more at December 31, 2004 and 2005 was $9,188,861 and $8,024,470, respectively and was $7,801,587 at June 30, 2006. Interest expense on time deposits of $100,000 or more was approximately $303,404, $194,000 and $277,000 for the years ended December 31, 2003, 2004 and 2005, respectively and was approximately $144,000 for the six months ended June 30, 2006.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9. Deposits – (continued)

At December 31, 2005, the scheduled maturities of all time deposits are as follows:

2006	$10,134,346
2007	1,225,745
2008	752,940
2009	405,125
2010 and thereafter	—

$12,518,156

At June 30, 2006, the scheduled maturities of all time deposits are as follows (unaudited):

2006	$5,801,022
2007	5,231,848
2008	1,084,291
2009	412,236
2010	—
2011 and thereafter	22,318

$12,551,715

Foreign loan guaranty savings accounts represent a concentration of deposits. Loan guaranty savings accounts were 35.24% and 31.13% of total deposits as of December 31, 2004 and 2005 respectively and were 23.3% of deposits at June 30, 2006. Although savings accounts do not have maturities, the loan guaranty savings accounts are pledged to secure foreign commercial, cash secured loans and may be viewed in a similar manner as time deposits. These deposits carry interest rates ranging from 2% to 5% and vary according to the terms of the corresponding loan. The maturity schedule of the associated loans is discussed in Note 3. Overdrawn deposit accounts that were reclassified as loans at December 31, 2004, 2005 and June 30, 2006 were approximately $26,677, $19,501 and $15,383, respectively.  The Bank has no brokered deposits.

10. Financial Instruments with Off-Balance Sheet Risk

The Bank is a party to various financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the statements of condition. The contract or notional amounts of those instruments reflect the extent of the involvement the Bank has in particular classes of financial instruments. The Banks’ exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual notional amount of those instruments. The Bank uses the same credit policies in making these commitments and conditional obligations as it does for on-balance-sheet instruments.

The following is a summary of the various financial instruments whose contract amounts represent credit risk as of December 31 2004, 2005 and June 30, 2006:

	December 31,		June 30, 2006 (unaudited)
	2004	2005

Commitments to extend credit	$4,380,075	$1,924,950	$3,855,543
Standby letters of credit	847,475	1,197,895	625,000

	$5,227,550	$3,122,845	$4,480,543

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. Financial Instruments with Off-Balance Sheet Risk – (continued)

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments to extend credit carry both fixed and variable rates of interest. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being fully drawn upon, the total commitment amounts disclosed above do not necessarily represent future cash requirements.

The Bank evaluates each customer’s credit worthiness on a case-by-case basis. The amount of collateral obtained, if considered necessary by the Bank upon extension of credit, is based on management’s credit evaluation of the customer.

Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to its customers.

11. Borrowings

Long-term borrowings consisted of the following at December 31, 2004, 2005 and June 30, 2006:

	Principal	Interest Rate

December 31, 2004
Debentures I	$3,093,000	3 mo. LIBOR plus 2.85%
Floating-Rate Term Loan	1,050,000	Prime less .25% floating
FHLB Term Loan	863,628	5.466 Fixed
FHLB Term Loan	759,194	5.139 Fixed
FHLB Term Loan	923,921	5.525 Fixed

	$6,689,743
December 31, 2005
Debentures I	$3,093,000	3 mo. LIBOR plus 2.85%
Floating-Rate Term Loan	874,875	Prime less .25% floating
FHLB Term Loan	811,670	5.466 Fixed
FHLB Term Loan	667,985	5.139 Fixed
FHLB Term Loan	891,437	5.525 Fixed

	$6,338,967
June 30, 2006 (unaudited)
Debentures I	$3,093,000	3 mo. LIBOR plus 2.85%
Floating-Rate Term Loan	787,375	Prime less .25% floating
FHLB Term Loan	784,614	5.466 Fixed
FHLB Term Loan	620,595	5.139 Fixed
FHLB Term Loan	874,512	5.525 Fixed

	$6,160,096

Debentures I – In December of 2003, the Company formed a new, wholly-owned Connecticut statutory business trust, InterContinental Statutory Trust I (Trust I), which issued $3.0 million of floating rate capital securities to a third party. Trust I invested the proceeds in an equivalent amount of the Company’s Floating Rate Junior Subordinated Deferrable Interest Debentures due March 17, 2034 (Debentures I). The Debentures I will mature on March 17, 2034, which date may be shortened to a date not earlier than March 17, 2009 if certain conditions are met, including prior approval of the Federal Reserve and other required regulatory approvals.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. Borrowings – (continued)

Debentures I, which are the only assets of Trust I, are subordinate and junior in right of payment to all present and future senior indebtedness of the Company. Debentures I accrue interest at a floating rate equal to the three-month LIBOR (the London Interbank Offered Rate) plus 2.85% with no interest rate ceiling. Interest payment dates on Debentures I are March 17, June 17, September 17, and December 17. The Company has fully and unconditionally guaranteed the Trust’s capital securities obligations.

Floating-Rate Term Loan – During the fourth quarter of 1999, the Company obtained a floating-rate term loan in the amount of $1,750,000 from the Independent Bankers Bank (TIB) for the purpose of providing partial funding of the acquisition and change in control of the Bank. The original loan terms were level principal payments of $43,750 each quarter plus interest payments due on January 3, April 3, July 3, and September 3. The loan accrued interest at a floating rate equal to Wall Street Journal Prime less .25 basis points adjusted daily. The original loan matured on September 3, 2003 and was subsequently renewed and extended. The principal balance of the loan on the renewal date was $1,268,645. Principal plus interest payments continue to be due and payable on January 3, April 3, July 3, and September 3. The loan will mature on October 3, 2008 and may be prepaid in full or in part at any time before final maturity. Principal payments of $131,250 will be due in 2006 and $175,000 will be due in 2007, and principal payments of $524,875 will be due in 2008. This loan is secured by Company stock.

Federal Home Loan Bank Borrowings – As of December 31, 2004 and 2005 and June 30, 2006 the Bank had outstanding advances of $2,546,743, $2,371,092 and $2,279,721 from the Federal Home Loan Bank (FHLB). Of the advances outstanding at December 31, 2005, principal payments of $185,192 and $2,185,901 are due in 2006 and 2007, respectively. Interest rates ranged from 5.139% to 5.525% with interest due monthly. The borrowings at December 31, 2004, 2005 and June 30, 2006 were collateralized by available for sale U.S. Government Agency securities with a carrying amount of $2,417,270, $2,691,294, $2,193,274, respectively.

Aggregate scheduled principal repayment including maturities of long-term borrowings at December 31, 2005 is as follows:

2006	$360,192
2007	2,360,901
2008	524,874
2009	—
2010	—
Thereafter	3,093,000

$6,338,967

12. Employee Benefit Plans

In 1988, the Bank adopted a 401(k) benefit plan for all eligible Bank employees. Benefit plan administration expense in 2003, 2004, 2005 and the first six months of 2006 amounted to $6,324, $6,733, $6,149 and $2,993 respectively. The Bank made discretionary contributions to the plan of $27,235, $26,484 and $29,686, in 2003, 2004 and 2005 respectively. No discretionary contributions have been made in 2006.

13. Statements of Cash Flows

Interest payments of approximately $1,709,005, $1,972,667 and $2,569,446 were made during 2003, 2004 and 2005, respectively. Federal income tax payments of approximately $ 16,000, $10,000 and $55,000 were made during 2003, 2004 and 2005, respectively. For the six months ending June 30, 2006, interest payments and tax payments were made in the approximate amount of $1,618,063 and 12,500, respectively.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. Income Taxes

The components of the provision for federal income tax expense for the years ended December 31, 2003, 2004, 2005 and the six months ended June 30, 2006 are as follows:

	Years Ended December 31, 2006			Six Months Ended June 30, 2006 (unaudited)
	2003	2004	2005

Current	$—	$—	$24,927	$12,500
Deferred	133,330	118,080	160,210	46,989

	$133,330	$118,080	$185,137	$59,489

The provision for federal income taxes differs from the amount computed by applying the federal income tax statutory rate of 34% on earnings for the years ending December 31, 2003, 2004, 2005 and the six months ended June 30, 2006 as follows:

	Years Ended December 31,			Six Months Ended June 30, 2006 (unaudited)
	2003	2004	2005

Taxes calculated at statutory rate	$163,904	$120,716	$253,829	$108,283
Increase (decrease) resulting from:
Foreign tax credit	(63,993)	(69,726)	(72,719)	(31,022)
Nondeductable items	24,662	30,269	38,352	(17,772)
Increase (decrease) in deferred tax asset valuation allowance	8,757	36,821	(34,325)	—

	$133,330	$118,080	$185,137	$59,489

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. Income Taxes – (continued)

Deferred income taxes and benefits are provided for differences between the financial statement carrying amount of existing assets and liabilities and their respective tax basis. Management is uncertain about the time frame in which the full net operating loss tax benefit may be realized; therefore, a valuation allowance has been established to offset a portion of these assets. The net deferred tax asset is included in other assets in the Company’s statement of condition. Deferred tax assets and liabilities as of December 31, 2003, 2004, 2005 and June 30, 2006 are as follows:

	December 31,			June 30, 2006 (unaudited)
	2003	2004	2005

Deferred Tax Assets
Net unrealized depreciation on securities	$—	$8,742	$171,160	$266,760
Loan loss reserve	10,261	10,122	10,066	—
Net operating loss carryforward	462,850	361,277	259,703	246,782
Tax credit carryovers	51,036	68,921	—	—
Other	16,000	10,000	40,073	(45,992)
	540,147	459,062	481,002	467,550
Less valuation allowance	(240,855)	(277,676)	(243,351)	(208,677)

Total deferred tax assets	299,292	181,386	237,651	258,873

Deferred Tax Liabilities
Depreciable assets	(60,176)	(40,562)	(60,841)	(70,981)
FHLB stock dividends	—	(17,045)	(20,751)	(23,247)
Net unrealized appreciation on securities	(53,015)	—	—	—

Total deferred tax liabilities	(113,191)	(57,607)	(81,592)	(94,228)

Net Deferred Tax Asset	$186,101	$123,779	$156,059	$164,645

15. Related Party Transactions

In the ordinary course of business, the Bank has and expects to continue to conduct routine banking business with related parties including its officers, directors, stockholders, and their affiliates.

Loans – In the opinion of management, loans to related parties were on substantially the same terms, including interest rates and collateral, as those prevailing at the time of comparable transactions with other persons and did not involve more than a normal risk of collectibility or present any other unfavorable features to the Bank.

Loans to such borrowers at December 31, 2004, 2005 and June 30, 2006 are summarized as follows:

	December 31,		June 30, 2006 (unaudited)
	2004	2005

Balance, beginning of period	$214,520	$126,818	$54,515
New loans during the period	—	15,000	16,400
Repayments during the period	(87,702)	(87,303)	(966)

Balance, end of period	$126,818	$54,515	$69,949

Unfunded commitments to related parties	$—	$5,000	$5,000

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. Related Party Transactions – (continued)

Deposits – The Bank held deposits from related parties of approximately $1,484,000, $4,081,000, and $4,406,000 at December 31, 2004 and 2005, and June 30, 2006, respectively.

Leases – The Bank has entered into leases with a related party for certain Bank facilities, leasehold improvements and equipment. Related party lease payments were $3,732, $3,732 and $121,757 for the years ended December 31, 2003, 2004, and 2005, respectively, and $59,010 for the six months ended June 30, 2006, and are included in total rent expense.

16. Earnings Per Share

The Company accounts for earnings per share (EPS) in compliance with Statement of Financial Accounting Standards (SFAS) No. 128, “Earnings per Share” . Under SFAS No. 128, because the Company has common stock equivalents, the Company has a complex capital structure and must disclose both basic and diluted EPS. Basic EPS is computed by dividing consolidated net income available to common stockholders by the weighted-average number of common shares outstanding for the year. Diluted EPS reflects the potential dilution that could occur if all dilutive securities and other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the consolidated net income of the Company. The following table sets forth the computation of basic and diluted earnings per share for the years ended December 31, 2003, 2004, 2005 and the six months ended June 30, 2006:

	Years Ended December 31,			Six Months Ended June 30, 2006 (unaudited)
	2003	2004	2005

Net earnings	$348,742	$236,967	$561,419	$254,991

Weighted average common shares outstanding	750,002	743,440	708,440	697,502

Weighted average common shares outstanding	750,002	743,440	708,440	697,502
Conversion of dilutive stock options	47,894	56,297	32,564	32,564

Weighted average diluted common shares outstanding	797,896	799,737	741,004	730,066

Basic earnings per share	$0.46	$0.32	$0.79	$0.37

Diluted earnings per share	$0.44	$0.30	$0.76	$0.35

17. Commitments and Contingent Liabilities

The Bank has an unsecured overnight federal funds line of credit amounting to $3,000,000 with Texas Independent Bank – The Independent Bankers Bank and a $1,000,000 investment secured line of credit with Frost National Bank. Both lines of credit are extended at floating market rates consistent with the characteristics of the facilities. At December 31, 2004 and 2005, the Bank did not have any advances under these lines of credit.

The Company and the Bank are subject to claims and lawsuits, which arise, primarily in the ordinary course of business. Based on information presently available and advice received from legal counsel representing the Bank, it is the opinion of management that the disposition or ultimate determination of such claims and lawsuits will not have a material adverse effect on the financial position of the Bank.

18. Stock Option Plan

The Company maintains a 1999 Stock Option Plan (the Plan). The purpose of the 1999 Plan is to offer eligible employees and directors of the Company an opportunity to acquire or increase their proprietary interests in the Company and provide additional incentive to contribute to its performance and growth. The Board of Directors has reserved 125,000 shares under the Plan.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. Stock Option Plan – (continued)

Effective September 3, 1999, the Company granted incentive stock options and nonqualified stock options to an executive to purchase an aggregate of 65,625 and 59,375 common shares under the Plan, respectively. The options granted must be exercised within 5 and 10 years respectively and vest ratably over a four year period beginning on the first anniversary of the date of grant. The weighted average exercise price of the options was approximately $8.00 per share. The options were issued at or above fair market value of the Company’s common stock at the date of grant and, therefore, no compensation expense has been recorded for the years ending December 31, 2003, 2004 and 2005. The fair market value was determined based upon a third party assessment of the per share fair value in late 1999, which valuation was also used for the sale of the Company at that time.

The number of options outstanding at December 31, 2004 and 2005 was 59,375 as the award for 65,625 options expired without being exercised in September of 2004. The number of shares exercisable at both December 31, 2004 and 2005 is 59,375 and carry an exercise price of $7.62 per share.

SFAS No. 123, “Accounting for Stock-Based Compensation,” encourages, but does not require, companies to record compensation costs for stock-based employee compensation plans at fair value. The Company has chosen to continue to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion (APB) No. 25, “Accounting for Stock Issued to Employees,” and related Interpretations, which requires compensation costs for stock options to be measured as the excess, if any, of the quoted market price of the Company’s stock at the date of the grant over the amount an employee must pay to acquire the stock. The market value of the Company’s common stock at the date of grant was deemed to equal the exercise price of the options granted and therefore, no compensation expense was recognized.

The pro forma effects, net of any tax benefits, of reporting stock options using the fair value approach under SFAS No. 123 is not deemed to have a material effect on earnings per share for the years ending December 31, 2003, 2004 and 2005 because substantially all of the options were vested prior to January 1, 2003 and therefore only an immaterial pro forma compensation expense would be applied in 2003 using the Black Sholes Fair Value Model. There were no options granted during the six months ended June 30, 2006.

19. Regulatory Matters

The Company and the Bank are subject to various regulatory capital requirements administered by their primary federal regulators. These regulations for the Bank include, but are not limited to, the payment of dividends in excess of the sum of the current year’s earnings plus undistributed earnings from the prior two years. As of December 31, 2005, the Bank had $1,147,128 of retained earnings that could be paid under this restriction. These regulations for the Company include but are not limited to the payment of dividends out of income available over the past year only if prospective earnings retention is consistent with the Company’s expected future needs and financial condition. Failure to meet the minimum regulatory capital requirements can result in certain mandatory and possible additional discretionary actions by regulators that if undertaken, could have a direct material affect on the financial condition and results of operations of the Company and the Bank. Under the regulatory capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines based on the Bank’s assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices.

The Bank’s capital amount and classification under the regulatory framework for prompt corrective action guidelines are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors. Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios of total risk-based capital and Tier I capital to risk-weighted assets (as defined in the regulations), and Tier I capital to adjusted total assets (as defined).

Management believes, as of December 31, 2004, 2005 and June 30, 2006, that the Company and the Bank met all the capital adequacy requirements to which they are subject.

At the most recent notification from the Bank’s primary regulator, the Bank was categorized as well capitalized under the regulatory framework for prompt corrective action. To remain categorized as well capitalized, the Bank will have to maintain minimum total risk-based, Tier I risk-based, and Tier I leverage and capital ratios as disclosed in the table below. There are no conditions or events since the most recent notification that management believes have changed the Bank’s prompt corrective action category.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

19. Regulatory Matters – (continued)

	Actual		For Capital Adequacy Purposes		To Be Well Capitalized Under Prompt Corrective Action Provision
	Amount	Ratio	Amount	Ratio	Amount	Ratio

2004 Consolidated
Total Risk Based Capital	$8,186,000	18.5%	$3,233,000	8.0%	N/A
(to Risk Weighted Assets)
Tier 1 Capital	$6,510,000	14.7%	$1,766,000	4.0%	N/A
(to Risk Weighted Assets)
Tier 1 Capital	$6,510,000	6.1%	$4,271,000	4.0%	N/A
(to Adjusted Total Assets)
2004 Bank
Total Risk Based Capital	$9,184,000	20.8%	$3,233,000	8.0%	$4,416,000	10.0%
(to Risk Weighted Assets)
Tier 1 Capital	$8,808,000	20.0%	$1,766,000	4.0%	$2,650,000	6.0%
(to Risk Weighted Assets)
Tier 1 Capital	$8,808,000	8.3%	$4,271,000	4.0%	$5,339,000	5.0%
(to Adjusted Total Assets)
2005 Consolidated
Total Risk Based Capital	$8,272,000	17.8%	$3,726,000	8.0%	N/A
(to Risk Weighted Assets)
Tier 1 Capital	$6,636,000	14.3%	$1,863,000	4.0%	N/A
(to Risk Weighted Assets)
Tier 1 Capital	$6,636,000	6.0%	$4,467,000	4.0%	N/A
(to Adjusted Total Assets)
2005 Bank
Total Risk Based Capital	$9,135,000	19.6%	$3,726,000	8.0%	$4,657,000	10.0%
(to Risk Weighted Assets)
Tier 1 Capital	$8,759,000	18.8%	$1,863,000	4.0%	$2,794,000	6.0%
(to Risk Weighted Assets)
Tier 1 Capital	$8,759,000	7.8%	$4,467,000	4.0%	$5,584,000	5.0%
(to Adjusted Total Assets)
June 30, 2006 Consolidated (unaudited)
Total Risk Based Capital	8,558,000	16.6%	$4,118,960	8.0%	N/A
(to Risk Weighted Assets)
Tier 1 Capital	$6,952,000	13.5%	$2,059,480	4.0%	N/A
(to Risk Weighted Assets)
Tier 1 Capital	$6,952,000	5.3%	$5,249,680	4.0%	N/A
(to Adjusted Total Assets)
June 30, 2006 Bank (unaudited)
Total Risk Based Capital	$9,284,000	18.0%	$4,119,800	8.0%	$5,149,800	10.0%
(to Risk Weighted Assets)
Tier 1 Capital	$8,940,000	17.4%	$2,059,900	4.0%	$3,089,900	6.0%
(to Risk Weighted Assets)
Tier 1 Capital	$8,940,000	6.8%	$5,251,100	4.0%	$6,563,900	5.0%
(to Adjusted Total Assets)

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20. Disclosures About Fair Value of Financial Instruments

The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of SFAS No. 107, “Disclosures About Fair Value of Financial Instruments” . The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Cash and Cash Equivalents – For these short-term instruments, the carrying amount is a reasonable estimate of fair value.

Investment Securities – For securities held as investments, fair value equals quoted market price, if available. If a quoted market price is not available, fair value is estimated using the quoted market price for similar securities.

Other Investments – Other investments consist of Federal Reserve Bank Stock and Federal Home Loan Bank Stock. For these investments, cost which is generally the carrying amount is a reasonable estimate of fair value.

Loans – The fair values for other loans are estimated using discounted cash flow analysis, using interest rates being offered for loans with similar terms to borrowers of comparable credit quality. The carrying amount of accrued interest approximates its fair value.

Deposit Liabilities – The fair values disclosed for demand deposits, savings accounts, and money market deposits are reported at a value equal to the amount payable on demand at the reporting date. Fair values for certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities.

Federal Home Loan Bank Advances, Borrowings, and Other Liabilities - For these short-term instruments, the carrying amount is a reasonable estimate of fair value.

Floating Rate Loan – The fair value of the floating rate loan is considered to be the carrying value at December 31, 2004 and 2005 due to the floating rate feature of the loan.

Federal Home Loan Bank Term Loans – The fair values of the Federal Home Loan Bank term loans are estimated using a discounted cash flow calculation that applies interest rates currently being offered on Federal Home Loan Bank term loans of similar maturities and repayment terms.

Junior Subordinated Debentures – The fair value of the Junior Subordinated Debentures is considered to be the carrying value at December 31, 2004 and 2005 due to the floating rate feature of the securities.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20. Disclosures About Fair Value of Financial Instruments – (continued)

The estimated fair values of the Company’s financial instruments are as follows as of December 31, 2004, 2005 and June 30, 2006:

	December 31,				June 30, 2006 (unaudited)
	2004		2005
	Carrying Amount	Fair Values	Carrying Amount	Fair Values	Carrying Amount	Fair Values

Financial Assets
Cash	$2,335,000	$2,335,000	$2,308,000	$2,308,000	$3,622,000	$3,622,000
Fed Funds Sold and Repo	15,350,000	15,350,000	1,000,000	1,000,000	29,800,000	29,800,000
Interest bearing deposits	589,000	616,000	586,000	630,000	95,000	95,000
Debt & other securities	14,113,000	14,113,000	18,270,000	18,270,000	19,637,000	19,637,000
MBS & CMO securities	3,906,000	3,906,000	9,272,000	9,272,000	8,202,000	8,202,000
Total securities	18,019,000	18,019,000	27,542,000	27,542,000	27,839,000	27,839,000
Real estate loans	26,285,000	27,180,000	23,961,000	24,163,000	22,166,000	23,603,000
Commercial loans	41,555,000	41,934,000	39,557,000	36,558,000	38,490,000	35,094,000
Consumer loans	921,000	977,000	555,000	594,000	442,000	502,000
Other loans	7,042,000	7,351,000	9,840,000	9,886,000	10,638,000	10,423,000
Total loans	75,803,000	77,442,000	73,913,000	71,201,000	71,736,000	69,622,000
Loan loss reserves	(376,000)	(376,000)	(376,000)	(376,000)	(344,000)	(344,000)
Net loans	75,427,000	77,066,000	73,537,000	70,825,000	71,392,000	69,278,000
Total financial assets	$111,720,000	$113,386,000	$104,973,000	$102,305,000	$132,748,000	$130,634,000

Financial Liabilities
Demand deposits	$23,678,000	$23,678,000	$24,287,000	$24,287,000	$24,647,000	$24,647,000
NOW	7,809,000	7,777,000	5,461,000	5,509,000	4,907,000	4,955,000
Money market	16,541,000	16,881,000	21,291,000	21,859,000	50,124,000	52,104,000
Savings	7,250,000	7,313,000	3,310,000	3,332,000	4,512,000	4,536,000
Loan guaranty savings	34,183,000	35,338,000	30,920,000	31,478,000	28,740,000	31,093,000
CD < $100M	5,153,000	5,153,000	4,494,000	4,434,000	4,750,000	4,698,000
CD > $100M	9,189,000	9,255,000	8,024,000	7,941,000	7,802,000	7,722,000
Borrowings	3,597,000	3,597,000	3,246,000	3,246,000	3,067,000	3,070,000
Jr. Subordinated Debt	3,093,000	3,093,000	3,093,000	3,093,000	3,093,000	3,093,000
Total financial liabilities	$110,493,000	$112,085,000	$104,126,000	$105,179,000	$131,642,000	$135,918,000
The fair value estimates are based on pertinent information available to management as of December 31, 2004, 2005 and June 30, 2006. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date and, therefore, current estimates of fair value may differ significantly from the amounts presented herein.

21. Comprehensive Income

The Company’s other comprehensive income (loss) consists of the change in net unrealized gains and losses on investment securities. A substantial amount of the change in other comprehensive income (loss) for the years ending December 31, 2004 and 2005 and the six months ended June 30, 2006 was due to holding gains and losses in the investment portfolio. The portion of the change that was due to the Company no longer holding certain securities as the result of calls or maturities, consisted of unrealized gains, net of taxes, in the amount of $33,480 and $18,430 for each of the years ending December 31, 2004 and 2005, respectively and $18,515 for the six months ended June 30, 2006.

INTERCONTINENTAL BANK SHARES CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22. Subsequent Events (unaudited)

The Company entered into a definitive agreement, effective on April 5, 2006, with a targeted acquisition corporation based in Houston, Texas, in which the stockholders of the Company would receive cash in the amount of $16,828,125 in exchange for 100% of their stock in the Company. This cash payment is subject to adjustment based on certain conditions as described in the definitive agreement. Consummation of the merger is subject to the approval of the acquiring company’s shareholders and certain other conditions. The anticipated completion date for the acquisition is August 2006.

In January 2006, the 65,625 options that expired unexercised were re-granted with an effective date to be the date the merger consummates and will be immediately exercisable at the original exercise price of $8.38 per share. The resulting compensation expense to be recorded by the Company at the merger consummation date will be approximately $800,000 as determined by the Black Sholes Fair Value Model. Assumptions used in the model.

In July 2006, the Federal Home Loan Bank borrowings totaling $2,279,721 were paid off prior to maturity without penalty. As a result, principal payments of $185,192 and $2,185,901 will not be due in 2006 and 2007, respectively, as scheduled.

ANNEX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of the ___ day of April, 2006, by and among Coastal Bancshares Acquisition Corp., a Delaware corporation (the “Parent”), Coastal Merger Corp., a Texas corporation and wholly owned subsidiary of the Parent (the “Merger Sub”), and Intercontinental Bank Shares Corporation, a Texas corporation (the “Company”).

WITNESSETH:

WHEREAS, the Parent is a Delaware corporation with its principal office in Houston, Texas;

WHEREAS, the Company is a Texas corporation and registered bank holding company with its principal office in San Antonio, Texas;

WHEREAS, the Company owns 100% of the issued and outstanding capital stock of Intercontinental Bank Shares Corporation of Delaware, a Delaware corporation and registered bank holding company with its principal office in San Antonio, Texas (the “Delaware Company”), and the Delaware Company owns 100% of the issued and outstanding capital stock of Intercontinental National Bank, a national bank chartered under the laws of the United States with its principal office in San Antonio, Texas (the “Bank”);

WHEREAS, the Boards of Directors of the Parent and Merger Sub and the Board of Directors of the Company have unanimously approved and declared advisable this Agreement and the merger of Merger Sub with and into the Company, with the Company surviving, all on the terms and subject to the conditions set forth in this Agreement (the “Merger”);

WHEREAS, for federal income tax purposes it is intended that the Merger qualify as a reorganization as described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and this Agreement constitutes a “plan of reorganization” within the meaning of Section 1.368(c) of the Treasury Regulations; and

WHEREAS, the Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth below, the parties hereto, intending to be legally bound, undertake, promise, covenant and agree with each other as follows:

ARTICLE I
THE MERGER

Section 1.01 The Merger.

A. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the Texas Business Corporation Act (“TBCA”) and the Texas Business Organizations Code (“TBOC”), Merger Sub shall be merged with and into the Company at the Effective Time (as defined herein). At the Effective Time, the separate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation (the “Surviving Corporation”).

B. The Merger, the payment by the Parent of the merger consideration in connection with the Merger, and the other transactions contemplated by this Agreement are referred to in this Agreement collectively as the “Transactions.” This Agreement, together with the Support and Release Agreement, dated of even date herewith (the “Support Agreement”), executed by all of the shareholders of the Company, the Employment Agreements (as defined herein), and the Asset Purchase Agreement (as defined herein) and the option exercise agreement, are referred to in this Agreement collectively as the “Transaction Agreements.”

C. Prior to the Closing, the parties shall prepare, and on the Closing Date the parties will execute and file with the Texas Secretary of State, articles of merger (the “Articles of Merger”) executed in accordance with the relevant

1

provisions of the TBCA and TBOC and shall make all other filings or recordings required under the TBCA and TBOC to give full effect to the Merger. The Merger shall become effective at such time as the Articles of Merger are duly filed with the Texas Secretary of State, or at such other time as the Parent and the Company shall agree and specify in the Articles of Merger (the time the Merger becomes effective being the “Effective Time”).

D. The Merger shall have the effects set forth in the applicable provisions of the TBCA and TBOC. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the assets, property, rights, privileges, immunities, powers and franchises of Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

Section 1.02 Articles of Incorporation and Bylaws.

A. The Articles of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law (as defined herein).

B. The Bylaws of the Company as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.

Section 1.03 Directors and Officers.

A. From and after the Effective Time, the Surviving Corporation shall be governed by a board of directors consisting of the persons identified on Exhibit A attached hereto, and each shall serve as a member of the board of directors from and after the Effective Time until his successor shall have been elected or appointed and shall have qualified in accordance with applicable Law, the Articles of Incorporation or Bylaws of the Surviving Corporation.

B. From and after the Effective Time, the officers of the Surviving Corporation will consist of the persons identified on Exhibit A attached hereto. Such persons will continue as officers of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with applicable law, the Articles of Incorporation and the Bylaws of the Surviving Corporation.

Section 1.04 Effect of the Merger.

A. At the Effective Time, by virtue of the Merger and without any action on the part of the Parent, Merger Sub or the Company:

(i) All of the shares of common stock of the Company, par value $.01 per share (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock held of record by the Parent, Merger Sub or by the Company immediately before the Effective Time), shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into, and represent the right to receive, $16,825,125 in cash in the aggregate (the "Merger Consideration"), without interest, subject to adjustment as set forth herein. The Merger Consideration shall be paid to each holder of shares of Company Common Stock outstanding immediately prior to the Effective Time, pro rata. No share of Company Common Stock shall be deemed to be outstanding or to have any rights other than payment therefor pursuant to the terms of this Agreement after the Effective Time.

(ii) Each share of common stock of Merger Sub, par value $.01 per share, issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchanged for 100 fully paid and nonassessable shares of common stock of the Surviving Corporation, which shall constitute the only issued and outstanding shares of capital stock of the Surviving Corporation immediately subsequent to the Effective Time.

(iii) Each share of Company Common Stock held of record by the Parent, Merger Sub or by the Company immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and cease to exist, and no payment shall be made with respect thereto.

Section 1.05 Adjustments to Merger Consideration. The aggregate Merger Consideration shall be adjusted as set forth herein. Aggregate amounts due to any shareholder of the Company shall be rounded to the nearest whole cent.

(a) The aggregate Merger Consideration shall be decreased by the amount by which the Shareholders’ Equity, as adjusted herein, on the Closing Date, is less than $5,400,000. For purposes hereof,

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“Shareholders’ Equity” shall mean the amount of the shareholders’ equity of the Company, determined in accordance with generally accepted accounting principles ("GAAP"), consistently applied, as modified by the Instructions to the Consolidated Reports of Condition and Income or other regulatory accounting principles ("RAP"), as the case may be. The Shareholders’ Equity used to calculate whether there is any decrease in the aggregate Merger Consideration pursuant to this Section 1.05(a) shall be calculated using the Shareholders’ Equity as of the end of the last day of the month immediately prior to the Closing Date and then estimated through the Closing Date. Shareholder’s Equity shall be adjusted to exclude (i) costs related to the Merger, this Agreement and the Transactions consummated in connection herewith, including without limitation, costs of counsel to the Company and amounts owed to BAG Brokerage, Ltd., (ii) costs related to the exercise of the options set forth on Schedule 1.05 attached hereto and the issuance of the options set forth on Schedule 1.05 attached hereto, and (iii) unrealized losses in the Bank’s portfolio of securities held for sale, all net of any related income tax effects. The Company’s accountants shall prepare an estimated balance sheet of the Company as of the Closing Date, which the Company and the Parent shall review and agree to at least five (5) days prior to the Closing Date.

(b) The aggregate Merger Consideration shall be increased by the amount, if any, obtained by multiplying the number of days between the Closing Date and August 15, 2006 by $2,500, unless the failure of the Closing Date to occur by August 15, 2006, is caused primarily by the acts or omissions of the Company.

(c) The aggregate Merger Consideration shall be increased by the aggregate amount of the regularly scheduled principal payments made by the Company subsequent to December 31, 2005, with respect to that certain Promissory Notice, dated September 30, 2003, of the Company in favor of TIB - The Independent Bankersbank, in the principal amount of $1,268,624.70.

Section 1.06 Payment of Merger Considerations. Upon the fulfillment of all of the conditions to the Parent's obligation to consummate the Merger, the Merger Consideration shall be paid as follows:

(a) Upon surrender of the certificate that formerly evidenced shares of Company Common Stock (a “Certificate”), the Merger Consideration for each share of Company Common Stock shall be distributed to the holder thereof by the Parent in immediately available funds by wire transfer, to accounts designated by the holders of Company Common Stock by written notice to the Parent given at least five (5) business days prior to the Closing Date.

(b) From and after the Effective Time, the holders of Certificates shall cease to have any rights with respect thereto, except the right to receive the applicable Merger Consideration in accordance with this Agreement.

Section 1.07 Lost, Stolen or Destroyed Certificates. In the event any Certificates evidencing Company Common Stock shall have been lost, stolen or destroyed, the Parent shall pay the applicable Merger Consideration in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof; provided, however, that Parent may, in its discretion and as a condition precedent to the payment thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against the Parent or the Surviving Corporation with respect to the Certificates alleged to have been lost, stolen or destroyed.

Section 1.08 Closing and Closing Date. The closing of the Merger shall take place at the offices of Jenkens & Gilchrist, a Professional Corporation, Weston Centre, 112 E. Pecan Street, Suite 900, San Antonio, Texas 78205, at 10:00 a.m., on a date to be mutually agreed upon by the Company and the Parent, which date shall be not later than ten (10) calendar days after the date upon which the Parent receives the last of (a) all regulatory approvals necessary for the consummation of the transactions described in this Agreement (as required by Section 2.03 of this Agreement), (b) the Parent Stockholder Approval (as defined herein), and (c) the expiration of any mandatory waiting periods. The date and event of the sale and purchase of the Shares and the Options are hereinafter referred to as the “Closing Date” and the “Closing,” respectively.

Section 1.09 Actions to be Taken at the Closing by the Company.

At the Closing, the Company shall deliver, or cause to be delivered, to the Parent:

A. A copy of the certificate or articles of incorporation, as the case may be, of each of the Company and the Delaware Company and the articles of association of the Bank, certified as of a date within ten (10) days of the Closing Date by the Secretary of State of the state of incorporation of each of the Company and the Delaware

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Company, and, in the case of the Bank, by the Comptroller of the Currency (the “Comptroller”); and for each entity a certificate from the corporate secretary of such entity, dated as of the Closing Date, as to the absence of any amendments between the date of certification by the respective Secretary of State or the Comptroller and the date of such certificate.

B. A certificate, dated as of the Closing Date, from the corporate secretary or the cashier of each the Company, the Delaware Company and the Bank attaching a true, correct and complete copy of the bylaws of each of the Company, the Delaware Company and the Bank.

C. A certificate from the appropriate governmental officials of the state of incorporation or the Comptroller as to the existence and good standing of each of the Company, the Delaware Company and the Bank as of a date within ten (10) days of the Closing Date.

D. A certificate, dated as of the Closing Date, of the corporate secretary of the Company attaching copies of the resolutions of the board of directors of the Company approving this Agreement and the transactions contemplated hereby.

E. A certificate from the Federal Deposit Insurance Corporation (the “FDIC”) that the deposits maintained by the Bank are covered by FDIC insurance consistent with FDIC regulations.

F. A certificate, dated as of the Closing Date, executed by the Chief Executive Officer and the Chief Financial Officer, or by individuals serving in such capacities, of the Company that the conditions set out in Section 2.01 have been met.

G. All consents, filings, authorizations or approvals of any third party required in connection with the consummation of the transactions contemplated by this Agreement by the Company, the Delaware Company and the Bank.

H. The written resignations of (i) all of the directors of the Company, the Delaware Company and the Bank as are designated in writing to the Company by the Parent at least ten (10) days prior to the Closing Date, and (ii) those officers of the Company, the Delaware Company and the Bank as are designated in writing to the Company by the Parent at least ten (10) days prior to the Closing Date; such resignations to be effective on the Closing.

I. An employment agreement executed by Steven J. Pritchard, in the form attached hereto as Exhibit B of this Agreement.

J. The directors of each of the Company, the Delaware Company and the Bank shall have executed a Director Support and Deposit Agreement, in the form attached hereto as Exhibit C.

K. Copies of all approvals, authorizations, renewals and filings obtained or made by the Bank with respect to (i) each of the representative offices of the Bank in Mexico; and (ii) its annual registration with the Registry of Foreign Banks, Financial Entities, Pension and Retirement Funds and Investments Funds of the Mexican Ministry of Finance and Public Credit (the “Tax Registry”).

L. All other documents, certificates and instruments either required to be delivered under this Agreement, or that are necessary or reasonably requested by the Parent to fully document the transactions described in this Agreement.

Section 1.10 Actions to be Taken at the Closing by the Parent. At the Closing, the Parent shall deliver to the Company:

A. A copy of the certificate of incorporation of the Parent (the “Parent Charter”) certified as of a date within ten (10) days of the Closing Date by the Secretary of State of Delaware.

B. (i) Copies of the Parent’s resolutions of the board of directors of the Parent (the “Parent Board”) authorizing and approving the Merger, this Agreement, the transactions contemplated hereby and the other agreements contemplated hereby, (ii) the Parent’s bylaws, and (iii) the names of the officer or officers of the Parent authorized to execute this Agreement and any and all documents, agreements and instruments contemplated herein, all certified by any authorized officer of the Parent to be true, correct, complete and in full force and effect and unmodified as of the Closing Date.

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C. A certificate, dated as of the Closing Date, executed by a Co-Chief Executive Officer of the Parent that the conditions set out in Section 3.01 have been met.

D. All other documents, certificates and instruments either required to be delivered under this Agreement, or that are necessary or reasonably requested by the Company to fully document the transactions described in this Agreement.

Section 1.11 Further Assurances. At any time and from time to time after the Closing, at the request of any party to this Agreement and without further consideration, any party so requested will execute and deliver such other instruments and take such other actions as the requesting party may reasonably deem necessary or desirable in order to effectuate the transactions contemplated hereby.

ARTICLE II
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARENT

All obligations of the Parent under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any or all of which may be waived in whole or in part by the Parent in its sole discretion.

Section 2.01 Compliance with Representations, Warranties and Agreements. All representations and warranties made by the Company in this Agreement or in the Disclosure Schedule shall have been true and correct when made and shall be true and correct in all material respects (without giving effect to any materiality or Material Adverse Change qualification in any such representations or warranties) as of the Closing with the same force and effect as if such representations and warranties were made at and as of the Closing, except with respect to those representations and warranties specifically made as of an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date). The Company shall have performed or complied in all material respects with all agreements, terms, covenants and conditions required by this Agreement to be performed or complied with by the Company prior to or at the Closing.

Section 2.02 Proceedings and Documents. All actions, proceedings, instruments and documents required to effectuate this Agreement or incidental hereto shall be reasonably satisfactory in substance and form to the Parent, and the Parent shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

Section 2.03 Governmental and Regulatory Approvals. The Parent shall have obtained all governmental and regulatory approvals and consents necessary for the consummation of the transactions described in this Agreement on terms and conditions satisfactory to the Parent in its sole discretion, including, but not limited to, the approval of the Board of Governors of the Federal Reserve System (the “Federal Reserve”) for the Parent to acquire control of the Bank; provided, however, that this condition will be deemed not to have been met if, among other things, any governmental or regulatory approval or consent shall have either imposed a condition or requirement that would result in a material adverse effect on the business of the Parent or the Bank or on the consummation of the transactions contemplated hereby, or shall have changed the economic effects of the transactions contemplated hereby from the perspective of the Parent in any material respect.

Section 2.04 No Material Adverse Change. Since December 31, 2005, there shall not have occurred any Material Adverse Change. For purposes of this Agreement, a “Material Adverse Change” shall mean (a) a material and adverse change in the financial condition, Properties (as defined herein), reserves, results of operations or business prospects of the Company, the Delaware Company or the Bank, taken as a whole, (b) the loss of the authority of the Bank, including its representative offices in Mexico, to be able to conduct any material operations of the Bank, (c) a decline in customer deposits of $5,000,000 or more from the level that existed as of December 31, 2005, or (d) with regard to those items set forth in clause (a) or (b) above, any event or circumstance that could reasonably be expected to result in any such items within one (1) year. “Material Adverse Change” shall not be deemed to include (i) changes in banking and similar laws of general applicability, (ii) changes resulting from changes in generally accepted accounting principles or regulatory accounting principles, (iii) changes in general levels of interest rates, or (iv) other events or changes affecting the banking industry as a whole except to the extent that such events or changes affect the Bank to a greater degree than other similar size bank holding companies or banks.

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Section 2.05 No Litigation. No action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to this Agreement or the transactions contemplated hereby by any governmental authority or by any court, including the entry of a preliminary or permanent injunction, that would: (a) make this Agreement or the transactions contemplated hereby illegal, invalid or unenforceable, (b) require the divestiture of a material portion of the assets of the Company, the Delaware company and the Bank, taken as a whole, (c) impose material limits in the ability of any party to this Agreement to consummate the Agreement or the transactions contemplated hereby, (d) otherwise result in a Material Adverse Change, or (e) if this Agreement or the transactions contemplated hereby are consummated, subject the Parent, the Company, the Delaware Company or the Bank or any officer, director, shareholder or employee of any of them to criminal or civil liability. No action or proceeding before any court or governmental authority shall be threatened, instituted or pending that would reasonably be expected to result in any of the consequences referred to in clauses (a) through (e) above.

Section 2.06 Employment Agreement. Steven J. Pritchard shall have executed an employment agreement with the Surviving Corporation, the form of which is attached hereto as Exhibit B.

Section 2.07 Employment Agreements. The Parent and the Company shall mutually determine key executive officers and employees of the Bank with which the Parent will require employment agreements as a condition to this Agreement, on a form which is attached hereto as Exhibit D.

Section 2.08 Stockholder Approval. The Parent shall have obtained the Parent Stockholder Approval.

Section 2.09 No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or the transactions contemplated by this Agreement shall be in effect; provided, however, that prior to asserting this condition, subject to Section 8.03, each of the parties shall have used all reasonable efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any such injunction or other order that may be entered.

Section 2.10 Conversion Rights. At the Parent Stockholder Meeting (as defined herein), holders of less than twenty percent (20%) of the shares of Parent Common Stock issued in connection with the Parent’s initial public offering on February 18, 2005 (the “IPO Shares”) shall have demanded that the Parent convert their IPO Shares into cash pursuant to the terms of the Parent Charter.

Section 2.11 Net Assets. On or prior to the Closing, the Parent Board shall have determined that the fair market value of the Company immediately prior to the Closing Date is at least eighty percent (80%) of the net assets of the Parent immediately prior to the Closing Date.

Section 2.12 The Company Disclosure Schedule. The Parent shall have determined in good faith that the Supplemental Disclosure Schedule (as defined herein) delivered by the Company does not reflect any material change to the business, financial condition, results of operations or prospects of the Company, the Delaware Company or the Bank on a consolidated basis.

Section 2.13 Purchase of Assets and Real Property. Immediately prior to the Closing, the Bank shall purchase pursuant to the terms of that certain Asset Purchase Agreement, dated of even date herewith and attached hereto as Exhibit E (the “Asset Purchase Agreement”), certain assets and real property currently owned by Pritchard Premises Co., LLC, a Texas limited liability company (“PPC”), and leased to the Bank.

Section 2.14 Exercise of Options. Steven J. Pritchard shall have exercised all outstanding options to purchase any Company Common Stock held by him pursuant to that certain Option Exercise Agreement, dated of even date herewith and attached hereto as Exhibit F.

Section 2.15 Opinion. The Parent shall have received the opinion, dated as of the Closing Date, of Jenkens & Gilchrist, a Professional Corporation, counsel to the Company, the Delaware Company and the Bank, substantially in the form attached hereto as Exhibit G.

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ARTICLE III
CONDITIONS PRECEDENT TO OBLIGATIONS
OF THE COMPANY

All obligations of the Company under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any or all of which may be waived in whole or in part by the Company, in its sole discretion:

Section 3.01 Compliance with Representations, Warranties and Agreements. All representations and warranties made by the Parent in this Agreement shall have been true and correct when made and shall be true and correct in all material respects (without giving effect to any materiality or Material Adverse Change qualification in any such representations or warranties) as of the Closing with the same force and effect as if such representations and warranties were made at and as of the Closing, except with respect to those representations and warranties specifically made as of an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date). The Parent shall have performed or complied in all material respects with all agreements, terms, covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

Section 3.02 Proceedings and Documents. All actions, proceedings, instruments and documents required to effectuate this Agreement or incidental hereto shall be satisfactory in substance and form to the Company, and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

Section 3.03 No Litigation. No action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to this Agreement or the transactions contemplated hereby by any governmental authority or by any court, including the entry of a preliminary or permanent injunction, that would: (a) make this Agreement or the transactions contemplated hereby illegal, invalid or unenforceable, (b) impose material limits in the ability of any party to this Agreement to consummate the Agreement or the transactions contemplated hereby, or (c) if this Agreement or the transactions contemplated hereby are consummated, subject the Company or the Bank to criminal or civil liability. No action or proceeding before any court or governmental authority shall be threatened, instituted or pending that would reasonably be expected to result in any of the consequences referred to in clauses (a) through (c) above.

Section 3.04 Stockholder Approval. The Parent shall have obtained the Parent Stockholder Approval.

Section 3.05 No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the Merger or the consummation of the transactions contemplated by this Agreement shall be in effect; provided, however, that prior to asserting this condition, subject to Section 8.03, each of the parties shall have used all reasonable efforts to prevent the entry of any such injunction or other order and to appeal as promptly as possible any such injunction or other order that may be entered.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby makes the following representations and warranties. Furthermore, as a part of this Agreement, the Company has delivered to the Parent a disclosure schedule (the “Disclosure Schedule”). To the extent the Company has listed exceptions to any of the representations and warranties in this Article IV in the Disclosure Schedule and such disclosure is presented in a manner that would inform a reasonable person as to the importance of the condition or circumstance being disclosed, then such exception shall be deemed to be a modification to the language of the section or sections of Article IV to which it relates.

Section 4.01 Organization and Qualification. The Company is a Texas corporation and a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”), and is duly organized, validly existing and good standing under the laws of the State of Texas and all laws, rules and regulations applicable to bank holding companies. The Delaware Company is a Delaware corporation and a bank holding company under the BHC Act, and is duly organized, validly existing and good standing under the laws of the State of Delaware and all laws, rules and regulations applicable to bank holding companies. The Bank is a national banking association, duly organized, validly existing and in good standing under the laws of the United States. The Bank is a member of the Federal

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Reserve System. Each of the Company, the Delaware Company and the Bank, including its representative offices in Mexico, has all requisite corporate power and authority (including all licenses, franchises, permits and other local or foreign governmental authorizations as are legally required) to carry on its respective business as now being conducted, to own, lease and operate its Properties and assets as now owned, leased or operated and to carry out its obligations under this Agreement.

Section 4.02 Company Subsidiaries. The Company does not own or control any Subsidiary other than the Delaware Company and the Bank. The Delaware Company does not control any Subsidiary other than the Bank.

Section 4.03 The Company Capitalization; The Delaware Company Capitalization.

A. The entire authorized capital stock of the Company consists solely of 2,000,000 shares of Common Stock. As of the date hereof, (a) 697,502 shares of Common Stock are issued and outstanding (treating any treasury shares as not outstanding); and (b) 125,000 shares of Common Stock in the aggregate are issuable as of the date hereof pursuant to options that have been granted under the 1999 Intercontinental Bank Shares Corporation Stock Incentive Plan (the “Incentive Plan”) that have not been exercised and that remain in effect, as more particularly described in Schedule 4.03 (such disclosure to include the holders thereof, the expiration date, the exercise prices thereof and the dates of grant). Schedule 4.03 contains as list of all shareholders of the Company, setting forth how many shares of Common Stock each such shareholders owns. Except as set forth above, there are no: (i) other outstanding equity securities of any kind or character, (ii) outstanding subscriptions, options, convertible securities, rights, warrants, calls or other agreements or commitments of any kind issued or granted by, or binding upon, the Company to: (A) purchase or otherwise acquire any security of or equity interest in the Company, or (B) issue any shares of, restricting the transfer of or otherwise relating to shares of the Company’s capital stock. All of the issued and outstanding shares of Common Stock have been duly authorized, validly issued and are fully paid and nonassessable, and have not been issued in violation of the securities laws of the United States or any other applicable jurisdiction or in violation of the preemptive rights of any person.

B. The entire authorized capital stock of the Delaware Company consists solely of 1,000 shares of common stock. As of the date hereof, 1,000 shares of common stock are issued and outstanding (treating any treasury shares as not outstanding). Except as set forth above, there are no: (i) other outstanding equity securities of any kind or character, (ii) outstanding subscriptions, options, convertible securities, rights, warrants, calls or other agreements or commitments of any kind issued or granted by, or binding upon, the Delaware Company to: (A) purchase or otherwise acquire any security of or equity interest in the Delaware Company, or (B) issue any shares of, restricting the transfer of or otherwise relating to shares of the Delaware Company’s capital stock. All of the issued and outstanding shares of common stock have been duly authorized, validly issued and are fully paid and nonassessable, and have not been issued in violation of the securities laws of the United States or any other applicable jurisdiction or in violation of the preemptive rights of any person. The Company is the lawful record and beneficial owner of all of the shares of common stock of the Delaware Company, free and clear of any and all liens, pledges, security interests, encumbrances, buy-sell agreements or adverse claims of every kind or character.

Section 4.04 Bank Capitalization. The entire authorized capital stock of the Bank consists solely of 700,000 shares of common stock, par value $5.00 per share (the “Bank Common Stock”). Except as set forth below, there are no: (i) other outstanding equity securities of any kind or character, (ii) outstanding subscriptions, options, convertible securities, rights, warrants, calls or other agreements or commitments of any kind issued or granted by, or binding upon, the Bank to: (A) purchase or otherwise acquire any security of or equity interest in the Bank, or (B) issue any shares of, restricting the transfer of or otherwise relating to shares of the Bank’s capital stock. All of the issued and outstanding shares of Bank Common Stock have been duly authorized, validly issued and are fully paid and nonassessable, except pursuant to 12 U.S.C. § 55, and have not been issued in violation of the securities laws of the United States or any other applicable jurisdiction or in violation of the preemptive rights of any person. The Delaware Company is the lawful record and beneficial owner of all of the shares of Bank Common Stock, free and clear of any and all liens, pledges, security interests, encumbrances, buy-sell agreements or adverse claims of every kind or character.

Section 4.05 Authority and Enforceability. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws and judicial decisions affecting the rights of creditors generally and by general principles of equity (whether applied in a proceeding at law or in equity). The Company has full corporate power and corporate authority to execute, deliver and perform this Agreement. The

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execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company.

Section 4.06 No Breach of Contract. Except as set forth on Schedule 4.06, neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby, nor the fulfillment of the terms hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under the articles or bylaws of the Company, the Delaware Company or the Bank or of any material agreement, indenture, instrument, lien, charge, encumbrance or undertaking to which the Company, the Delaware Company or the Bank is a party or by which any of the Properties of the Company, the Delaware Company or the Bank may be bound or affected, and does not cause any lien, charge or other encumbrance to be created or imposed upon any such Properties by reason thereof.

Section 4.07 Compliance with Applicable Laws. The Company, the Delaware Company, and the Bank, including its representative offices in Mexico, are in compliance with their respective articles or bylaws, applicable laws, ordinances, rules, statutes or regulations of any domestic or foreign governmental agency, board, bureau or body relating to the conduct of their respective businesses and maintenance and operation of their respective Properties, and neither the Company, the Delaware Company or the Bank, including its representative offices in Mexico, are in violation or default with respect to any order, writ, injunction, decree or demand of any domestic or foreign court or other governmental or regulatory authority, or any license or regulation of any governmental agency, or in default under any indenture, mortgage, lease, agreement or other instrument under which the Company, the Delaware Company or the Bank, including its representative offices in Mexico, is obligated.

Section 4.08 No Conflicts; Consents.

A. The execution and delivery by the Company and each Subsidiary of each Transaction Agreement to which it is a party does not, and the consummation of the Merger and the other Transactions and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien (as defined herein) upon any of the properties or assets of the Company, the Delaware Company or the Bank under, any provision of (i) the Company’s Articles of Incorporation or Bylaws, (ii) each Subsidiary’s articles or certificate of incorporation, bylaws, articles of association or memorandum of association, (iii) any contract, lease, license, indenture, note, bond, agreement, concession, or other agreement (a “Contract”) to which the Company or a Subsidiary is a party or by which any of their respective properties or assets are bound, or (iv) subject to the filings and other matters referred to in Sections 2.03 and 4.08(B), any judgment, order or decree (“Judgment”) or statute, law, ordinance, rule or regulation (“Law”) applicable to the Company or any Subsidiary or their respective properties or assets, other than in the case of clauses (iii) and (iv) any such items that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Change. For purposes of this Agreement, “Subsidiaries” shall mean with respect to any person or entity, (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such person or entity, by a Subsidiary of such person or entity, or by such person or entity and one or more Subsidiaries of such person or entity; (ii) a partnership in which such person or entity or a Subsidiary of such person or entity is, at the date of determination, a general partner of such partnership; or (iii) any other person or entity (other than a corporation) in which such person or entity, a Subsidiary of such person or entity or such person or entity and one or more Subsidiaries of such person or entity, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest; (y) the power to elect or direct the election of the directors or other governing body of such person or entity; or (z) the power to direct or cause the direction of the affairs or management of such person or entity.

B. No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other Governmental Entity (as defined herein) is required to be obtained or made by or with respect to the Company or any Subsidiary in connection with the execution, delivery and performance of any Transaction Agreement to which it is a party or the consummation of the Transactions, other than (i) compliance with and filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), if applicable, (ii) the filing of the Certificate of Merger with the Delaware Secretary of State and the Articles of Merger with the Texas Secretary of State, (iii) the receipt of all governmental and regulatory approvals set out in Section 2.03, and (iv) such other items, individually or in the aggregate, as are not material to the consummation of the Transactions.

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Section 4.09 Financial Statements and Call Reports. The Company has provided the Parent with (a) true and complete copies of the consolidated balance sheets of the Company as of December 31, 2003, 2004 and 2005, and the related consolidated statements of income, changes in shareholders’ equity and cash flows for the years ended December 31, 2003, 2004 and 2005, (b) the statement of condition and report of income (the “Call Reports”) of the Bank for the years ended December 31, 2003, 2004 and 2005 and (c) the consolidated balance sheet of the Company and the related consolidated statements of income, changes in shareholders’ equity and cash flows for the two month period ended February 28, 2006 (such consolidated balance sheets and the related consolidated statements of income, changes in shareholders’ equity and cash flows and Call Reports are collectively referred herein as the “Financial Statements”). The Financial Statements fairly present, in all respects, the financial position of the Company and the Bank as of the respective dates thereof and the results of operations and changes in financial position of the Company and Bank for the periods then ended, in conformity with GAAP, applied on a basis consistent with prior periods, except as otherwise noted therein, subject, in the case of the unaudited interim financial statements, to normal year-end adjustments (which, in the aggregate are not material) and the fact that they do not contain all of the footnote disclosures required by GAAP. The Call Reports present the financial position of the Company and the Bank and the results of its operations at the date and for the periods indicated in conformity with the Instructions for the Preparation of Call Reports as promulgated by applicable banking regulatory authorities. The Bank has calculated its allowance for loan losses in accordance with RAP as applied to banking institutions and in accordance with all applicable state or federal banking rules and regulations. The allowance for loan losses account for the Bank is reasonably believed by the Company to be adequate to provide for all losses, net of recoveries relating to loans previously charged off, on all outstanding loans of the Bank.

Section 4.10 Undisclosed Liabilities. Except for and to the extent of liabilities reflected or reserved against in the latest balance sheets contained in the Financial Statements (which reserves are in an amount sufficient to pay the liabilities reserved against or as set forth on Schedule 4.10), neither the Company, the Delaware Company, nor the Bank has any debts, liabilities or obligations of any nature except for liabilities incurred in the ordinary course of business since the date of the most recent Financial Statements. All the insurable Properties of the Company, the Delaware Company and the Bank are insured for their respective benefit in amounts deemed adequate by their respective Board of Directors under valid and enforceable policies issued by insurers of recognized responsibility. The Company has delivered or made available to the Parent copies of all insurance policies of the Company, the Delaware Company and the Bank.

Section 4.11 Information Supplied. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the proxy statement or consent solicitation statement to be filed by the Parent with the Securities and Exchange Commission (the “SEC”) relating to the Parent Stockholder Approval will, at the date it is first mailed to the Parent stockholders or at the time of the Parent Stockholders Meeting (as defined herein), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 4.12 Litigation. Except as disclosed on Schedule 4.12, there are no actions, claims, suits, investigations, or other proceedings of any kind or nature now pending or threatened against or affecting the Company, the Delaware Company or the Bank, that in any manner involve the Company, the Delaware Company or the Bank or any of the Properties or capital stock of the Company, the Delaware Company or the Bank, and the Company does not know or have any reason to be aware of any basis for the same.

Section 4.13 Absence of Certain Changes or Events. Since December 31, 2005, each of the Company, the Delaware Company and the Bank, including its representative offices in Mexico, has conducted its business only in the ordinary course and has not, other than in the ordinary course of business and consistent with past practices:

A. incurred any obligation or liability, except deposits taken and federal funds purchased and current liabilities for trade or business obligations, which individually or in the aggregate, could result in a Material Adverse Change;

B. discharged or satisfied any lien, charge or encumbrance or paid any obligation or liability;

C. declared or paid any dividends or other distribution to the Company shareholders, purchased, retired or redeemed, or obligated the Company to purchase, retire or redeem, any of the Company’s shares of capital stock or other securities;

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D. issued, reserved for issuance, granted, sold or authorized the issuance of any shares of its capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind relating to the issuance thereto, except with respect to the exercise of the Options as contemplated by this Agreement;

E. acquired any capital stock or other equity securities or acquired any equity or ownership interest in any bank, corporation, partnership or other entity (except through settlement of indebtedness, foreclosure, or the exercise of creditors’ remedies);

F. mortgaged, pledged or subjected to lien, charge, security interest or any other encumbrance or restriction any of its property, business or assets;

G. sold, transferred, leased to others or otherwise disposed of any of its assets or canceled or compromised any debt or claim, or waived or released any right or claim;

H. terminated, canceled or surrendered, or received any notice of or threat of termination or cancellation of any contract, lease or other agreement or suffered any damage, destruction or loss (whether or not covered by insurance), which, in any case or in the aggregate, could reasonably be expected to result in a Material Adverse Change;

I. made any increase in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or paid or agreed or orally promised to pay, conditionally or otherwise, any bonus, extra compensation, pension or severance or vacation pay, to any shareholder, director, officer, employee or agent, except normal increases in compensation consistent with the 2006 budget;

J. made any capital expenditures or capital additions or betterments in excess of an aggregate of $25,000;

K. made, renewed, extended the maturity of, or altered any of the material terms of any loan to any single borrower and his, her or its related interests in excess of the principal amount of $250,000, or had any such loan prepaid in full prior to its scheduled maturity (whether voluntarily, involuntarily, by acceleration or otherwise);

L. instituted, had instituted against it, settled or agreed to settle any litigation, action or proceeding before any court or governmental body relating to its property other than routine collection suits instituted by it to collect amounts owed;

M. suffered any change, event or condition that, in any case or in the aggregate, has caused or could reasonably be expected to result in a Material Adverse Change, or any material change in earnings or relations with its employees, depositors, loan customers, or lenders; or

N. sold, or knowingly disposed of, or otherwise knowingly divested itself of the ownership, possession, custody or control, of any corporate books or records of any nature that, in accordance with sound business practice, normally are retained for a period of time after their use, creation or receipt, except at the end of the normal retention period.

Section 4.14 Contracts. Neither the Company, the Delaware Company or the Bank is a party to any written or oral contract, except contracts that have been made in the ordinary course of business. All of the contracts of the Company, the Delaware Company and the Bank that provide for payments of $25,000 or more over the course of the life of the contract are listed and described on Schedule 4.14, and the Company has provided and caused the Delaware Company and the Bank to provide copies of all such contracts to the Parent. All written or oral agreements to which the Company, the Delaware Company or the Bank is a party are on arm’s-length terms, and all payments made by the Company, the Delaware Company or the Bank under any written or oral agreements have been duly paid for services rendered. The consummation of the Merger and the transactions contemplated by this Agreement will not cause any change in control or other payment to be due under any oral or written agreement to which the Company, the Delaware Company or the Bank is a party.

Section 4.15 Title to Properties. Except as stated in the latest balance sheet contained in the Financial Statements, each of the Company, the Delaware Company and the Bank has good, indefeasible and insurable title to all of the properties and assets reflected as assets in their respective balance sheets or acquired after the date thereof (other than properties or assets disposed of since the date of such balance sheets in the ordinary course of business), free and clear of all liens, mortgages, pledges, encumbrances and charges of every kind except (a) liens for taxes not yet due and payable or being contested in good faith that have been adequately reserved against on the books of the Company, the Delaware Company or the Bank, or (b) defects in title and liens, charges and encumbrances, if any,

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that do not materially detract from the value, or materially interfere with the present or proposed use, of the property or asset subject thereto or affected thereby, or otherwise materially impair the business operations of the Company, the Delaware Company or the Bank, respectively.

Section 4.16 Real Property.

A. Schedule 4.16 lists and describes briefly all real property owned by the Company, the Delaware Company or the Bank (the “Owned Property”). With respect to the Owned Property:

(i) the Company, the Delaware Company or the Bank has good and indefeasible title to the Owned Property, free and clear of all liens, security interests, pledges, encumbrances, adverse claims and demands of every kind, character and description whatsoever;

(ii) the Company has delivered or made available to the Parent copies of the following: (x) insurance commitments for title policies and the title insurance policies that were delivered to the Company or any of its Subsidiaries in connection with the Company’s or any of its Subsidiaries’ acquisition, financing, or refinancing of the Owned Property (collectively, the “Title Policies”); (y) instruments, documents or agreements referenced in the Title Policies that create or evidence conditions or exceptions to title affecting the Owned Property; and (z) any surveys delivered to the Company or any of its Subsidiaries in connection with the Company’s or any of its Subsidiaries’ acquisition, financing, or refinancing of the Owned Property;

(iii) there are no pending eminent domain or other similar proceedings which affect the Owned Property and neither the Company, the Delaware Company nor the Bank has received any written notice of any such proceedings;

(iv) there is no outstanding judgment, order or decree relating to the ownership, lease, use, occupancy or operation of the Owned Property;

(v) there is no violation of any covenant, condition, restriction, easement or judgment, order or decree affecting the Owned Property or the use or occupancy thereof; and

(vi) the Owned Property and its use have been and are now in compliance with all applicable building, zoning, subdivision and other land use and similar applicable laws and permits affecting the Owned Property, except for failures to comply which, individually or in the aggregate, would not have and could not reasonably be expected to have a Material Adverse Change.

B. Schedule 4.16 lists and describes briefly all real property leased or subleased to the Company, the Delaware Company or the Bank, including its representative offices in Mexico (the “Leased Property”). The Company has delivered to the Parent correct and complete copies of the leases and subleases listed in Schedule 4.16. With respect to each lease and sublease listed in Schedule 4.16:

(i) the lease or sublease is legal, valid, binding, enforceable, and in full force and effect, except as may be limited by (1) applicable bankruptcy, insolvency, reorganization or other similar laws of general application relating to or affecting the enforcement of creditor rights and (2) the availability of specific performance or other equitable remedies;

(ii) the lease or sublease will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

(iii) no party to the lease or sublease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

(iv) no party to the lease or sublease has repudiated any provision thereof;

(v) there are no disputes, oral agreements, or forbearance programs in effect as to the lease or sublease;

(vi) with respect to each sublease, the representations and warranties set forth in subsections (i) through (v) above are true and correct with respect to the underlying lease;

 (vii) neither the Company, the Delaware Company nor the Bank has assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold;

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(viii) all facilities leased or subleased thereunder have received all material approvals of governmental authorities (including licenses and permits) required by the Company, the Delaware Company or the Bank in connection with the operation thereof and have been operated and maintained by the Company, the Delaware Company and the Bank in accordance with applicable laws, rules, and regulations, except where such failure could not result in a Material Adverse Change; and

(ix) all facilities leased or subleased thereunder are supplied with utilities and other services necessary for the operation of the Bank’s business as currently conducted at such facilities.

Section 4.17 Filing of Tax Returns. The Company has delivered to the Parent true and complete copies of the federal income tax returns of the Company, the Delaware Company and the Bank as filed with the Internal Revenue Service for the years ended December 31, 2002, 2003, 2004 and 2005. The Company, the Delaware Company and the Bank have filed all tax returns required by law to be filed and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments that are payable before they have become delinquent. The Company does not know of any proposed tax assessment against the Company, the Delaware Company or the Bank. The amounts set up as provisions for current or deferred taxes on the Financial Statements are sufficient for the payment of all unpaid taxes (including any interest or penalties) of or on behalf of the Company, the Delaware Company or the Bank applicable to the periods covered by the Financial Statements, and all years and periods prior thereto. No income tax liability of the Company, the Delaware Company or the Bank has been asserted by the Internal Revenue Service for taxes in excess of those already paid.

Section 4.18 No Guaranties. None of the obligations or liabilities of the Company, the Delaware Company or the Bank are guaranteed by any other person, firm or corporation, nor has the Company, the Delaware Company or the Bank guaranteed the obligations or liabilities of any other person, firm or corporation.

Section 4.19 Books and Records. The minute books, stock certificate books and stock transfer ledgers of the Company, the Delaware Company and the Bank are complete and correct in all material respects, and there have been no transactions involving the business of the Company, the Delaware Company and the Bank that were required to have been set forth therein and that have not been accurately so set forth.

Section 4.20 Employee Benefit Plans.

A. Set forth on Schedule 4.20 is a complete and correct list of all “employee benefit plans” (as defined in Section 3(3) of ERISA), all specified fringe benefit plans as defined in Section 6039D of the Internal Revenue Code of 1986, as amended (the “Code”), and, without limitation, all other bonus, incentive, compensation, change in control agreements, appreciation awards, tax gross up agreements, deferred compensation, profit sharing, stock option, phantom stock, stock appreciation right, stock bonus, stock purchase, employee stock ownership, savings, severance, supplemental unemployment, layoff, salary continuation, retirement, pension, health, life insurance, disability, accident, group insurance, vacation, holiday, sick leave, fringe benefit or welfare plan, or any other similar plan, agreement, policy, practice, commitment, contract or understanding (whether written or oral, qualified or nonqualified, currently effective or terminated), and any trust, escrow or other agreement related thereto, which: (i) is currently or has been at any time within the last sixty (60) months, maintained or contributed to by the Company, the Delaware Company or the Bank, or with respect to which the Company or the Bank has any liability, contingent or otherwise, or (ii) provides benefits, or describes policies or procedures applicable to any director, officer, employee, service provider, former director, former officer or former employee of the Company, the Delaware Company or the Bank, or the dependents of any thereof, regardless of whether funded or unfunded (herein collectively the “Employee Plans” and each individually an “Employee Plan”).

B. No Employee Plan is a defined benefit plan within the meaning of Section 3(35) of ERISA. The Company has delivered or made available to the Parent true, accurate and complete copies of the documents comprising each Employee Plan, any amendments thereto, the most recent determination letter or opinion letter from the IRS and any related trust agreements, summaries, employee booklets, handouts, annuity contracts, insurance policies or any other funding instruments (“Funding Arrangements”), any contracts with independent contractors (including, without limitation, actuaries investment managers, etc.) that relate to any Employee Plan, the Form 5500 filed in each of the three (3) most recent plan years with respect to each Employee Plan, and related schedules and opinions, and such other documents, records or other materials related thereto reasonably requested by the Parent. There have been no prohibited transactions (described under Section 406 of ERISA or Section 4975(c) of the Code) breaches of fiduciary duty or any other breaches or violations of any law applicable to the Employee Plans and related Funding Arrangements that would subject the Parent, the Company, the Delaware Company or the Bank or any of their

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respective Subsidiaries to any taxes, penalties or other liabilities. Each Employee Plan that is represented to be qualified under Section 401(a) of the Code, and the trust related thereto intended to be qualified under Sections 401(a) and 501(a) of the Code, is so qualified and has been operated in compliance with applicable law, and in accordance with its terms, and all reports, descriptions and filings required by the Code, ERISA or any government agency with respect to each Employee Plan have been timely and completely filed or distributed. There are no pending claims, lawsuits or actions relating to any Employee Plan (other than ordinary course claims for benefits) and, to the best knowledge of the Company, none are threatened. No written or oral representations have been made to any employee or former employee of the Company, the Delaware Company or the Bank promising or guaranteeing any employer payment or funding for the continuation of medical, dental, life or disability coverage for such person, their dependent, or any beneficiary for any period of time beyond the end of the current plan year or beyond termination of employment, (except to the extent of coverage required under Section 4980B of the Code or any other similar law). Except as required in connection with qualified plan amendments required by tax law changes, the consummation of the transactions contemplated by this Agreement will not accelerate the time of payment or vesting, or increase the amount, of compensation due to any employee, officer, former employee or former officer of the Company, the Delaware Company or the Bank. Other than as set forth on Schedule 4.20, there are no contracts or arrangements providing for payments that will be nondeductible or subject to excise tax under Code Section 4999 or 280G, nor will the Parent be required to “gross up” or otherwise compensate any person because of the limits contained in such Code sections. There is no Employee Plan that is a “multiple employer plan” or “multi-employer plan” (as either such term is defined in ERISA), nor has there been since 1974.

C. All Employee Plan documents, annual reports or returns, audited or unaudited financial statements, actuarial valuations, summary annual reports, and summary plan descriptions issued with respect to the Employee Plans are correct, complete, and current, have been timely filed, and there have been no changes in the information set forth therein.

D. All contributions (including, without limitations, all employer contributions, employee salary reduction contributions and all premiums or other payments (other than claims)) that are due have been paid to or with respect to each Employee Plan.

E. Each Employee Plan which is a “group health plan” (as defined in the Code and ERISA) has been operated such that failures to operate such Employee Plan in full compliance with Part 6 of Subtitle B of Title 1 of ERISA and Sections 4980B and 4980D of the Code would not subject the Company, the Delaware Company or the Bank to liability.

F. Neither the Company, the Delaware Company or the Bank has violated the requirements of the Health Insurance Portability and Accountability Act of 1996, as amended (“HIPAA”), specifically the “HIPAA Privacy Rules” set forth in 45 C.F.R. §§ 160-64 and, as applicable, the “HIPAA Standards for Security of Electronic Protected Health Information” set forth in 45 C.F.R. §§ 160, 162 and 164.

G. The Company, the Delaware Company and the Bank are completely insured and guaranteed by one or more insurance company(ies) for all health, dental, life disability or similar claims relating to an Employee Plan. No event has occurred or circumstances exist that could reasonably be expected to result in a material increase in premium costs of Employee Plans.

Section 4.21 Related Party Transactions.  Except as set forth on Schedule 4.21, no director, officer, employee or affiliate of the Company, the Delaware Company or the Bank (a) has borrowed any money from, nor have any indebtedness or other similar obligations to, the Company, the Delaware Company or the Bank, (b) is a party to any contract or agreement relating to the voting or disposition of Common Stock, or (c) has business dealings or a financial interest (including, without limitation, through the ownership of any equity interest in any other entity) in any material transaction, other than the transactions contemplated by this Agreement, with the Company, the Delaware Company or the Bank, and neither the Company, the Delaware Company nor the Bank is a party or subject to any contract or agreement in which any director, officer, employee or stockholder of the Company, the Delaware Company or the Bank has an interest, direct or indirect, and there does not exist any commitment or liability of the Company, the Delaware Company or the Bank to pay any remuneration or other consideration to any such director, officer, employee or stockholder, such as fees, rentals, loans, dividends or fixed or contingent deferred or current compensation.

Section 4.22 Employee Compensation. Schedule 4.22 contains a complete and accurate lists of the names and compensation, including, without limitation, salary and bonus, paid to each person employed by the Company, the

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Delaware Company or the Bank, including its representative offices in Mexico, during the year ended December 31, 2005 and as of the date of this Agreement.

Section 4.23 Environmental Compliance. The Company, the Delaware Company and the Bank and all of the Properties are in compliance with all Environmental Laws in all material respects. No Hazardous Materials exist on, about, or within any of the Properties, nor have any Hazardous Materials previously existed on, about or within or been used, generated, stored, transported, disposed of, on or released from any of the Properties, except for immaterial quantities the existence of which does not pose a material risk of a Material Adverse Change. The term “Property” or “Properties” shall include all real property owned or leased by the Company, the Delaware Company or the Bank, including its representative offices in Mexico, including, but not limited to, Properties that either the Company, the Delaware Company or the Bank, including its representative offices in Mexico, has foreclosed on as well as the Company’s, the Delaware Company’s and the Bank’s respective premises and all improvements and fixtures thereon. The term “Environmental Laws” mean all laws, regulations, statutes, ordinances, codes, rules, decisions, orders or decrees relating or pertaining to the public health and safety or the environment, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, removal, discharge or disposal of Hazardous Materials, including, without limitation, (a) the Solid Waste Disposal Act, 42 U.S.C. § 6901 et seq., as amended (“SWDA,” also known as “RCRA” for a subsequent amending act), (b) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., as amended (“CERCLA”), (c) the Clean Water Act, 33 U.S.C. § 1251 et seq., as amended (“CWA”), (d) the Clean Air Act, 42 U.S.C. § 7401 et seq., as amended (“CAA”), (e) the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., as amended (“TSCA”), (f) the Emergency Planning and Community Right to Know Act, 15 U.S.C. § 2601 et seq., as amended (“EPCRKA”), (g) the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., as amended, and (h) environmental laws and regulations in effect in any jurisdiction in which the Bank carries out its activities. The term “Hazardous Material” means, without limitation, (a) any “hazardous wastes” as defined under RCRA, (b) any “hazardous substances” as defined under CERCLA, (c) any toxic pollutants as defined under CWA, (d) any hazardous air pollutants as defined under CAA, (e) any hazardous chemicals as defined under TSCA, (f) any hazardous substances or extremely hazardous substances as defined under EPCRKA, (g) asbestos, (h) polychlorinated biphenyls, (i) underground storage tanks, whether empty, filled or partially filled with any substance, (j) any substance the presence of which on the property in question is prohibited under any Environmental Law, and (k) any other substance that under any Environmental Law requires special handling or notification of or reporting to any federal, state or local, domestic or foreign, governmental entity (“Governmental Entity”) in its generation, use, handling, collection, treatment, storage, recycling, treatment, transportation, recovery, removal, discharge or disposal.

Section 4.24 Regulatory Compliance. All reports, records and other documents or information required to be filed by the Company, the Delaware Company or the Bank with any regulatory authority, including, without limitation, the Federal Reserve, the Comptroller, the FDIC and the Internal Revenue Service, have been duly and timely filed, and all information and data contained in such reports, records or other documents is true, accurate and correct in all material respects. Neither the Company, the Delaware Company nor the Bank is now nor has been within the past four (4) years subject to any memorandum of understanding, cease and desist order, written agreement or other formal or informal administrative action with any such regulatory bodies.

Section 4.25 Condition of Assets. All material tangible assets used by the Company, the Delaware Company and the Bank, respectively, are in good operating condition, ordinary wear and tear excepted, and conform with all applicable ordinances, regulations, zoning and other laws. None of the Company’s, the Delaware Company’s or the Bank’s premises or equipment are in need of maintenance or repairs other than ordinary routine maintenance and repairs that are not material in nature or cost.

Section 4.26 No Derivative Contracts. Neither the Company, the Delaware Company nor the Bank is a party to, nor has the Company, the Delaware Company or the Bank agreed to enter into, an exchange-traded or over-the-counter swap, forward, future, option, cap, floor or collar financial contract or agreement, or any other contract or agreement not included in the Financial Statements which is a financial derivative contract (including various combinations thereof), including contracts relating to mortgage-servicing assets.

Section 4.27 Privacy. The Bank has a privacy policy (“Privacy Policy”) regarding the collection and use of personally-identifiable information (“Customer Information”) and has a written agreement with any third party with which the Bank shares any Customer Information requiring that such information be kept confidential and used only as permitted by the Bank or the customer (“Privacy Agreement”), copies of which have been provided or have been

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made available to the Parent. The Bank has not collected any Customer Information in an unlawful manner or in violation of its Privacy Policy, and the Bank has not used any Customer Information in an unlawful manner or in a manner that in any material respect violates its Privacy Policy, a privacy agreement, or the privacy rights of its customers or third parties. The Bank regularly distributes copies of its Privacy Policy to its customers. The Bank has appropriate security measures in place to protect the Customer Information it receives from illegal or unauthorized use by its personnel or third parties or use by its personnel or third parties in a manner violative of the privacy rights of its customers.

Section 4.28 Deposits. Neither the Company, the Delaware Company, the Bank, nor any of their officers and directors, has knowledge of any reason, be it personal, financial or otherwise, why the nature or use of any material deposit accounts maintained at the Bank as of December 31, 2005 would change during the period beginning on the Closing Date and ending on the date that is two (2) years after the Closing Date.

Section 4.29 Investments. Schedule 4.29 contains a complete list, as of December 31, 2005 and as of the date of this Agreement, of all securities, including municipal bonds, owned by the Company, the Delaware Company or the Bank (the “Securities Portfolio”). All securities in the Securities Portfolio are owned by the Company, the Delaware Company, the Bank or the Subsidiaries, as the case may be, (a) of record, and (b) beneficially, free and clear of all mortgages, liens, pledges and encumbrances, except as disclosed in Schedule 4.29.

Section 4.30 Evidences of Indebtedness. Schedule 4.30 contains a true and complete list, as of December 31, 2005 and as of the date of this Agreement, of all loans of the Company, the Delaware Company or the Bank, showing for each such loan the outstanding principal balance due, before reduction for any discount. All evidences of indebtedness and leases that are reflected as assets of the Company, the Delaware Company or the Bank are legal, valid and binding obligations of the respective obligors thereof, enforceable in accordance with their respective terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and the availability of injunctive relief, specific performance and other equitable remedies) and are not subject to any known or threatened defenses, offsets or counterclaims that may be asserted against the Company, the Delaware Company or the Bank, or the present holder thereof; provided, however, that the foregoing sentence shall not be deemed to be a representation or warranty of collectibility of any of the assets. The credit files of the Bank contain all material information (excluding general, local or national industry, economic or similar conditions) known to the Company, the Delaware Company, and the Bank that is required to evaluate in accordance with generally prevailing practices in the banking industry the collectibility of the loan portfolio of the Bank (including loans that will be outstanding if any of them advances funds they are obligated to advance). The Bank has disclosed all of the substandard, doubtful, loss, nonperforming or problem loans on the internal watch list of the Bank or which have been adversely classified by the FDIC or the Office of the Comptroller, a copy of which as of March 23, 2006, has been provided to the Parent.

Section 4.31 Deposit Summary. Schedule 4.31 contains a summary of the amounts and types of the deposits held by the Bank as of March 26, 2006 and the weighted average interest rates being paid thereon as of such date (the “Deposit Summary”). The Deposit Summary and other data and information provided by the Company, relating to assets, liabilities and business of the Bank is true, complete and correct in all material respects as of the date thereof.

Section 4.32 Accounting Controls. The Company, the Delaware Company and the Bank, including its representative offices in Mexico, maintain accurate books and records reflecting its assets and liabilities and maintains proper and adequate internal accounting controls which provide assurance that (a) transactions are executed with management’s authorization, (b) transactions are recorded as necessary to permit preparation of the Financial Statements and to maintain accountability for the Company’s consolidated assets, (c) access to the Company’s assets is permitted only in accordance with management’s authorization, (d) the reporting of the Company’s assets is compared with existing assets at regular intervals, and (e) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis.

Section 4.33 Bank Secrecy Act, Foreign Corrupt Practices Act and U.S.A. Patriot Act. The Bank, including its representative offices in Mexico, is in material compliance with the Bank Secrecy Act (12 U.S.C. §§ 1730(d) and 1829(b)), the United States Foreign Corrupt Practices Act and the International Money Laundering Abatement and Anti-Terrorist Financing Act, otherwise known as the U.S.A. Patriot Act and all regulations promulgated thereunder, and the Bank has properly certified all foreign deposit accounts and has made all necessary tax withholdings on all

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of its deposit accounts; furthermore, the Bank has timely and properly filed and maintained all requisite Currency Transaction Reports and other related forms, including, but not limited to, any requisite Custom Reports required by any agency of the United States Treasury Department, including but not limited to the IRS.

Section 4.34 Net Operating and Capital Loss Carryforwards. The Company has listed all of its federal and state net operating and capital loss carryforwards as of December 31, 2005 on Schedule 4.34. All of these net operating and capital loss carryforwards are properly calculated. Except as set forth on Schedule 4.34, the Company's use of these net operating and capital loss carryforwards are not currently subject to any limitations including, without limitation, any limitations under Section 382 of the Code, the Treasury Regulations issued under Code Section 1502 or any similar provisions of federal or state income tax law.

Section 4.35 Full Disclosure. This Agreement and the exhibits and schedules hereto, when taken as a whole with the representations and warranties set forth herein, do not contain any untrue statement of material fact or omit any material fact necessary in order to make the statements therein not misleading. There is no fact known to the Company that has or has not been disclosed to the Parent prior to the date of this Agreement that has had, or could reasonably be expected to result in, a Material Adverse Change, or that adversely affects the ability of the Company to perform under this Agreement or the other agreements contemplated hereby or to consummate the transactions contemplated hereby or thereby.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE PARENT

The Parent hereby makes the following representations and warranties to the Company:

Section 5.01 Authority and Enforceability.

A. This Agreement constitutes the legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws and judicial decisions affecting the rights of creditors generally and by general principles of equity (whether applied in a proceeding at law or in equity).

B. The Parent has full corporate power and corporate authority to execute, deliver and perform this Agreement. The execution and delivery by the Parent of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Parent, subject to receipt of the Parent Stockholder Approval.

C. The Parent Board, at a meeting duly called and held, duly and unanimously adopted resolutions (i) approved and declared advisable this Agreement, (ii) determined that the transactions contemplated hereby and thereby are advisable, fair to and in the best interests of the holders of Parent Common Stock, (iii) resolved to recommend adoption of this Agreement, the Merger, and the other transactions contemplated hereby to the stockholders of the Parent and (iv) directed that this Agreement be submitted to the stockholders of the Parent for their approval and authorization.

D. The only vote of holders of any class or series of the Parent capital stock necessary to approve this Agreement and the transactions contemplated hereby is the approval and adoption by the holders of a majority of the outstanding shares of Parent Common Stock entitled to vote generally in the election of directors (the “Parent Stockholder Approval”); provided, however, that the Parent may not consummate the transactions contemplated by this Agreement if the holders of 20% or more of the IPO Shares shall have demanded that the Parent convert their IPO Shares into cash pursuant to the Parent Charter and/or the Underwriting Agreement dated as of February 14, 2005, by and among the Parent, I-Bankers Securities Incorporated and Newbridge Securities Corporation (the “Underwriting Agreement”).

Section 5.02 No Breach of Contract. Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby, nor the fulfillment of the terms thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under the certificate of incorporation or the bylaws of the Parent or of any material agreement, indenture, instrument, lien, charge, encumbrance or undertaking to which the Parent is a party.

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Section 5.03 No Consents Necessary. No Consent of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to the Parent in connection with the execution, delivery and performance of this Agreement or the transactions contemplated hereby to which the Parent is a party, other than (a) the filing with the SEC of (i) the Proxy Statement (as defined herein) and (ii) such reports under Sections 13 and 16 of the Exchange Act, as may be required in connection with this Agreement and the transactions contemplated hereby, (b) such consents and approvals as the Parent shall attempt to obtain as described in Section 2.03 of this Agreement, and (c) such other items, individually or in the aggregate, as are not material to the consummation of this Agreement and the transactions contemplated hereby.

Section 5.04 Trust Funds; Liquidation.

A. As of December 31, 2005, the Parent owns a U.S. Treasury Bill in the principal amount of $29,624,000, with a maturity date of April 20, 2006 (the “Trust Fund”), invested in a trust account at a New York branch of JP Morgan Chase (the “Trust Account”), held in trust by Continental Stock Transfer & Trust Company (the “Trustee”) pursuant to the Investment Management Trust Agreement dated as of February 18, 2005, between the Parent and the Trustee (the “Trust Agreement”). Upon consummation of the transactions contemplated in this Agreement and notice thereof to the Trustee, the Trust Account will terminate and the Trustee shall thereupon be obligated to release as promptly as practicable to the Parent the Trust Fund held in the Trust Account, which Trust Fund will be free of any lien whatsoever and, after taking into account any funds paid to holders of IPO Shares who shall have demanded that the Parent convert their IPO Shares into cash pursuant to the Parent Charter and/or the Underwriting Agreement, will be available for use in the businesses of the Parent and the Company.

B. Effective as of the Closing Date, the obligations of the Parent to dissolve or liquidate within a specified time period contained in the Parent Charter and/or the Underwriting Agreement will terminate, and effective as of the Closing Date the Parent shall have no obligation whatsoever to dissolve and liquidate the assets of the Parent by reason of the consummation of this Agreement or the transactions contemplated hereby, and following the Closing Date no Parent stockholder shall be entitled to receive any amount from the Trust Account except to the extent such stockholder votes against the approval of this Agreement and the transactions contemplated hereby and demands, contemporaneous with such vote, that the Parent convert such stockholder’s shares of Parent Common Stock into cash pursuant to the Parent Charter and/or the Underwriting Agreement.

Section 5.05 SEC Filings; Financial Statements.

A. The Parent has filed and made available to the Company all forms, reports, and documents required to be filed by the Parent with the SEC since May 19, 2004 (collectively, the “SEC Reports”). The SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such SEC Reports or necessary in order to make the statements in such SEC Reports, in light of the circumstances under which they were made, not misleading.

B. Each of the Parent’s financial statements (including, in each case, any related notes) contained in the SEC Reports (the “Parent Financial Statements”), including any SEC Reports filed after the date of this Agreement until the Closing Date, complied or will comply as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC or as may be restated in a subsequent SEC Report), and fairly presented or will fairly present the consolidated financial position of the Parent as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments with were not or are not expected to be material in amount or effect and except as may have been restated in a subsequent SEC Report.

Section 5.06 Investment Representations.

A. The Parent acknowledges that the shares of Company Common Stock have not been registered for offer or sale under the Securities Act or any state securities laws, are not listed for trading on any stock exchange, stock quotation service or other stock market and are not part of a class of securities registered under the Exchange Act.

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The Parent understands that the shares of Company Common Stock (i) are being sold to the Parent in reliance on exemptions from the registration requirements of the Securities Act and any applicable state securities laws; (ii) are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act; and (iii) may not be sold, transferred or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from registration is available.

B. The Parent has such knowledge and experience in financial and business matters in general and with respect to businesses of a nature similar to the business of the Company and its Subsidiaries so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, the acquisition of the Company Common Stock.

C. The Parent is acquiring the shares of Company Common Stock solely for its own account and not with a view to or for resale in connection with any distribution or public offering thereof, within the meaning of applicable securities laws and regulations.

D. The Parent has had the opportunity to conduct due diligence and review the information provided or made available to it by the Company and its affiliates, and has had the opportunity to ask questions of the Company regarding the Company’s and its Subsidiaries’ business operations and financial condition.

ARTICLE VI
OBLIGATIONS AND COVENANTS
OF THE COMPANY

The Company hereby makes the covenants set forth in this Article VI to the Parent.

Section 6.01 Information for Applications and Statements. To the extent permitted by law, the Company shall promptly furnish, and cause the Delaware Company and the Bank to promptly furnish to the Parent, within ten (10) calendar days after the Parent’s written request, all information reasonably requested by the Parent concerning the Company, the Delaware Company or the Bank required to be included in any application or filing to be made by the Parent with any governmental body in connection with the transactions contemplated by this Agreement during the pendency of this Agreement. The Company shall, and shall cause the Delaware Company and the Bank to otherwise cooperate with the Parent in the filing of any applications or other documents necessary to consummate the transactions contemplated by this Agreement.

Section 6.02 Required Acts. Prior to the Closing, the Company shall, and shall cause the Delaware Company and the Bank, to, unless otherwise permitted in writing by the Parent:

A. operate only in the ordinary course of business and consistent with past banking practices;

B. except as required by past business practices, use all reasonable efforts to preserve their respective business organizations intact, to retain their respective present customers, depositors, suppliers, correspondent banks, officers, directors, employees and independent representatives, to maintain currently existing governmental authorizations and to preserve their respective present business relationships;

C. perform all of their respective obligations under contracts, leases and documents relating to or affecting their respective assets, Properties and businesses, except such obligations as the Company, the Delaware Company or the Bank may in good faith reasonably dispute;

D. except as required by past business practices, maintain all material offices, machinery, equipment, materials, supplies, inventories, vehicles and other Properties owned, leased or used by them whether under either of their control or the control of others in good operating condition and repair, ordinary wear and tear excepted;

E. maintain in full force and effect all insurance policies now in effect or renewals thereof and, except as required by past business practices that do not jeopardize insurance coverage, give all notices and present all claims under all insurance policies in due and timely fashion;

F. timely file all reports required to be filed with governmental authorities, whether domestic or foreign, and observe and conform to all applicable laws, rules, regulations, ordinances, codes, orders, licenses and permits, except those being contested in good faith by appropriate proceedings;

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G. file all tax returns required to be filed by it for the tax year ended December 31, 2005, and pay, not later than when due by law, all taxes, assessments, governmental charges, duties, penalties, interest and fines that are due and payable in connection with such tax returns, and timely file or properly request an extension for filing such other tax returns required to be filed by either of them and promptly pay such other taxes, assessments, governmental charges, duties, penalties, interest and fines that become due and payable, except those being contested in good faith by appropriate proceedings;

H. withhold from each payment made to each of its employees the amount of all taxes required to be withheld therefrom and pay the same to the proper tax receiving officers;

I. follow existing or past, as the case may be, policies, procedures and practices regarding the identification, monitoring, classification and treatment of all assets; and

J. cause senior officers of the Bank to meet or consult in a cost effective manner with senior officers of the Parent on a reasonably regular basis to review the financial and operational affairs of the Bank, and, to the extent permitted by applicable law, cause the Bank to give due consideration to the Parent’s input on such matters, consistent with this Section 6.03(J), with the understanding that Parent shall in no event be permitted to exercise control of the Bank prior to the Closing Date and the Bank shall have no obligation to act in accordance with Parent’s input.

Section 6.03 Prohibited Acts. Prior to the Closing, the Company shall not, and shall cause the Delaware Company and the Bank to not, without the prior written consent of the Parent:

A. introduce any new material method of management or operation;

B. change any material lending, investment, underwriting, risk and asset liability management and other material banking and operating policies, except as required by law, policies or guidelines imposed by, or required by official recommendations or pronouncements of, any Governmental Entity, or enter into any new material line of business;

C. take any action that could reasonably be anticipated to result in a Material Adverse Change;

D. intentionally take or fail to take any action that could cause or permit the representations and warranties made in Article IV to be inaccurate at the time of the Closing or preclude the Company from making such representations and warranties at the time of the Closing;

E. cause or allow the loss of insurance coverage, unless replaced with coverage that is substantially similar (in amount and insurer) to that now in effect;

F. change their respective articles or bylaws or its authorized capital stock, except as specifically contemplated by this Agreement;

G. enter into any transaction other than in the ordinary course of business consistent with past banking practice;

H. amend any agreement (including, without limitation, any Transaction Agreement) or engage in any transaction with any affiliated person or allow such persons to withdraw any assets from the Bank, except for deposits to which they are entitled and for wages, salaries and reimbursement of expenses reflected in the Financial Statements or provided for in the 2006 budget;

I. declare or make any payment of dividends or other distribution to the Company shareholders or purchase, retire or redeem, or obligate the Company to purchase, retire or redeem, any of the Company’s shares of capital stock or other securities, including, without limitation, the Options except as specifically contemplated by this Agreement, or directly or indirectly adjust, split, combine, redeem, reclassify, purchase or otherwise acquire, any of its capital stock;

J. issue, reserve for issuance, grant, sell or authorize the issuance of any shares of capital stock or other securities or subscriptions, options, warrants, calls, rights or commitments of any kind relating to the issuance thereto, except for the issuance of shares of Common Stock upon the exercise of the Options;

K. other than pursuant to the terms of the Asset Purchase Agreement, acquire any assets (except in the ordinary course of business consistent with past practice; provided, however that no such acquisition of assets shall include

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any purchases of loans or loan participations, whether individually or in a series of transactions, in the aggregate in excess of $250,000), capital stock or other equity securities or acquire any equity or ownership interest in any bank, thrift, corporation, partnership or other entity (except: (i) through settlement of indebtedness, foreclosure, or the exercise of creditors’ remedies or (ii) in a fiduciary capacity, the ownership of which does not expose it to any liability from the business, operations or liabilities of such person);

L. enter, terminate, cancel or surrender any contract, lease or other agreement or suffer any damage, destruction or loss (except for any matter constituting, or reasonably anticipated to constitute, a Material Adverse Change covered by insurance), which, in any case or in the aggregate, could result in a Material Adverse Change;

M. make any increase in the rate of compensation, commission, bonus or other direct or indirect remuneration payable, or pay or agree or orally promise to pay, any bonus, extra compensation, pension or severance or vacation pay, to or for the benefit of any of their directors, officers or employees, or entering into any employment or consulting contract or other agreement with any director, officer or employee, or adopting or amending, except as may be required by applicable law, any Employee Plan or the 2006 budget;

N. amend or supplement the retention bonus program set out on Schedule 6.03;

O. make any capital expenditures or capital additions or betterments in excess of an aggregate of $25,000;

P.  hire any officer or other person with an annual compensation in excess of $40,000;

Q. sell, transfer, lease, license, mortgage, encumber, terminate, assign, sublease, or otherwise subject to any lien or otherwise dispose of or discontinue any of its material assets, deposits, lines of business or Properties, except for sales, transfers, mortgages, encumbrances or other dispositions or discontinuances in the ordinary course of business consistent with past practices and as contemplated by this Agreement;

R. enter into or give any promise, assurance or guarantee of the payment, discharge or fulfillment of any undertaking or promise made by any other person, firm or corporation;

S. make or acquiesce with any change in any accounting methods, principles or material practices, except as required by GAAP or RAP;

T. sell any investment securities between the date of the Agreement and the Closing Date;

U. purchase any investment securities between the date of this Agreement and the Closing Date, except for instruments of the United States Treasury with maturities of two (2) years or less;

V. unless the Parent objects prior to the close of business on the second (2nd) day following the receipt by the Parent of a copy of the loan approval documentation used by the Bank to determine whether to enter into such transaction, other than loans fully secured by certificates of deposit or liquid, readily marketable collateral, make or alter any of the material terms of any loan to any single borrower and his, her or its related interests in excess of the principal amount of $250,000, or renew or extend the maturity of any loan to any single borrower and his, her or its related interests in excess of the principal amount of $250,000 or that would increase the aggregate credit outstanding to any such borrower or his, her or its related interests by more than $250,000. The Bank shall provide a schedule of all new loans and renewals on a weekly basis to the Parent;

W. extend, make or alter any of the material terms of any loan that is past due or classified as non-accrual or extend, make or alter any of the material terms of any loan to any single borrower that has any other loan or indebtedness owing to the Bank that is past due or classified as non-accrual; or

X. enter into any contract with respect to, or otherwise agree or commit to do, any of the foregoing.

Section 6.04 Invitations to Meeting. During the term of this Agreement, the Company shall, and shall cause the Delaware Company and the Bank, to cause two (2) designees of the Parent to receive prior notice of and be invited to attend (in person or telephonically at the Parent’s option) all board of directors and committee meetings of the Company, the Delaware Company and the Bank, except for the portion of such meetings during which this Agreement or the Merger is discussed or which would waive the attorney client privilege of the Company, the Delaware Company or the Bank with respect to any matters, and except as otherwise prohibited by Law. Notwithstanding the foregoing, such designees of the Parent will no longer have the right to receive prior notice of

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or be invited to any such meetings if the Merger has been disapproved by any competent regulatory authority or this Agreement has been terminated.

Section 6.05 Pre-Closing Inspection. Upon reasonable notice and subject to applicable laws relating to the exchange of information, the Parent shall have access to the Properties (including, without limitation, the surface and subsurface thereof and any structure thereon), books, contracts and records of the Company, the Delaware Company and the Bank and access to all employees of the Bank during a ten (10) calendar day period from the date of receipt of the last of any regulatory approvals necessary to consummate the transactions contemplated by this Agreement (the “Pre-Closing Inspection Period”) in which to conduct an inspection (the “Pre-Closing Inspection”) to determine: (a) whether there has been a Material Adverse Change since December 31, 2005, (b) whether all of the representations and warranties made in Article IV of this Agreement are true and correct as of the date of such inspection, and (c) to have the Bank’s Cashier verify that the Bank’s cash on hand as reflected in the most current daily statement (the “Pre-Closing Daily Statement”) provided to the Parent during the Pre-Closing Inspection is the same as the actual amount of the Bank’s vault cash and cash in the tellers’ trays, except for any changes arising in the ordinary course of business consistent with past practices (including with respect to quantity and frequency). Notwithstanding the Pre-Closing Inspection, the Company shall not be relieved of any liability to the Parent pursuant to this Agreement for, nor shall the provision of any information by the Company, the Delaware Company or the Bank to the Parent be deemed a waiver by the Parent of, the breach of any representation or warranty of the Company contained in this Agreement. The Pre-Closing Inspection shall be carried out in a mutually agreeable manner (between the Company and the Bank on the one hand, and the Parent on the other hand) that is non-disruptive to the ongoing business affairs of the Bank. Neither the Company nor the Bank shall be required to provide access to or to disclose information where such access or disclosure is reasonably likely to jeopardize the attorney-client privilege of the Company or the Bank.

Section 6.06 Untrue Representations. The Company shall promptly notify the Parent in writing if the Company becomes aware of any fact or condition that makes untrue, or shows to have been untrue, in any material respect, any representation or warranty made in this Agreement or that results in the failure of the Company to comply with any covenant, condition or agreement contained in this Agreement.

Section 6.07 Litigation and Claims. The Company shall notify, and shall cause the Delaware Company and the Bank to notify, the Parent in writing of any litigation, or of any claim, controversy or contingent liability that could reasonably be expected to become the subject of litigation, against the Company, the Delaware Company or the Bank or affecting the Properties if such litigation or potential litigation could, in the event of an unfavorable outcome, result in a Material Adverse Change, and the Company shall notify, and shall cause the Delaware Company and the Bank to notify, the Parent of any legal action, suit or proceeding or judicial, administrative or governmental investigation, pending or threatened against the Company, the Delaware Company or the Bank that questions the validity of this Agreement or any actions taken or to be taken by the Company, the Delaware Company or the Bank pursuant hereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby.

Section 6.08 Adverse Change. The Company shall notify, and shall cause the Delaware Company and the Bank to notify, the Parent in writing if any change shall have occurred or been threatened (or any development shall have occurred or been threatened involving a prospective change) in the business, financial condition, operations, Properties or prospects of the Company, the Delaware Company or the Bank that has or may reasonably be expected to have or lead to a Material Adverse Change.

Section 6.09 No Solicitation by the Company.

A. The Company shall not, and the Company shall cause the officers, directors, employees, financial advisors, representatives or agents of the Company, the Delaware Company and the Bank, not to, directly or indirectly: solicit, initiate or encourage the submission of inquiries, proposals or offers for, or consider, continue or engage in any negotiations or enter into any agreement or understanding with any corporation, partnership, person or other entity or group relating to any transaction or series of transactions relating to the acquisition of the Company, the Delaware Company, the Bank or the Company’s, the Delaware Company’s or the Bank’s assets or business, in whole or in material part, whether through direct purchase, merger, consolidation or other business combination. The Company shall, and shall cause the Bank to, immediately direct their respective officers, directors, employees, financial advisors, representatives to comply with the provisions of this Section 6.09(A).

B. The Company shall promptly (and in any event within three (3) business days) advise the Parent orally and in writing of any request for information with respect to any proposal to acquire the Company, the Delaware Company,

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the Bank or all or substantially all of the assets or the business of the Company, the Delaware Company, or the Bank (an “Acquisition Proposal”), or any inquiry with respect to or which could result in an Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the person making the same.

Section 6.10 Employees; Referral Sources. The Company agrees, and shall cause the Bank to use all reasonable efforts to persuade such of the employees, independent contractors, independent representatives and referral sources as the Parent may designate to continue as employees, agents, independent contractors, independent representatives and referral sources of the Company, the Delaware Company or the Bank.

Section 6.11 Criticized Assets, Reports, Financial Statements. The Company shall cause the Bank to furnish to the Parent (a) monthly, as of the last day of the month the monthly informational package provided to its board of directors, which shall include, (ii) a list of all criticized assets of the Bank for every month from March 31, 2006 through the Closing Date, and (ii) financial statements for the Company on a consolidated basis; and (b) quarterly, Call Reports for every quarter from January 2006 through the Closing Date.

Section 6.12 Obligations Related to Trust Preferred Securities. The Company will cooperate with the Parent to permit the Surviving Corporation, upon completion of the Merger, to assume expressly the obligations of the Company under that certain Indenture, dated and effective as of December 31, 2003, by and between the Company and U.S. Bank National Association (the “Trustee”) regarding Floating Rate Junior Subordinated Deferrable Interest Debentures Due 2034 (the “Indenture”), that certain Amended and Restated Declaration of Trust, dated and effective as of December 30, 2003 by and among the Company, the Trustee and Intercontinental Statutory Trust I (the “Declaration of Trust”) and any additional agreements related to the Indenture and the Declaration of Trust.

ARTICLE VII
OBLIGATIONS AND COVENANTS OF THE PARENT

Section 7.01 Regulatory Approvals. As soon as practicable following the execution and delivery of this Agreement, and in any event within thirty (30) calendar days, the Parent shall file or cause to be filed all necessary applications to obtain the approval of the Federal Reserve for the Parent to acquire control of the Bank. The Parent shall promptly respond to all requests for additional information requested in connection with such applications. The Parent shall provide the Company with evidence when all such applications have been filed. The Parent shall provide the Company with the nonconfidential section of all such applications and communications. Upon receipt of regulatory approval, the Parent shall furnish the Company with a copy of such approval following its receipt. The Parent shall promptly advise the Company upon receiving any communication from any regulatory authority whose consent or approval is required for consummation of the transactions contemplated by this Agreement which causes the Parent to believe that there is a reasonable likelihood that any requisite consent or approval of the bank regulatory agencies described in Section 2.03 will not be obtained or that the receipt of any such approval will be materially delayed.

Section 7.02 Litigation and Claims. The Parent shall promptly notify the Company in writing of any legal action, suit or proceeding or judicial administrative or governmental investigation, pending or threatened against the Parent that questions or might question the validity of this Agreement or any actions taken or to be taken by the Parent pursuant hereto or thereto or seeks to enjoin or otherwise restrain the transactions contemplated hereby.

Section 7.03 Amendment to the Company Charter. The Certificate of Incorporation of the Company, as in effect on the Closing Date, shall be amended immediately following the Closing, in substantially the form of Exhibit H attached hereto, and as amended shall be the certificate of incorporation of the Company until thereafter changed or amended as provided therein or by applicable Law.

Section 7.04 Directors’ and Officers’ Insurance. The Company shall be permitted to obtain directors’ and officers’ liability insurance coverage for acts or omissions occurring prior to the Closing Date by purchasing an extension of the claims reporting period for the policy providing such coverage for a period of three (3) years following the Closing Date or such shorter period as the Company shall determine; provided, however, that in no event shall such coverage have an annual premium in excess of 1.25 times the aggregate annual premiums paid by the Company, as of the date hereof to maintain such coverage.

Section 7.05 Director and Officer Indemnification. For a period of four (4) years after the Closing Date, the Surviving Corporation shall indemnify, defend and hold harmless each person entitled to indemnification from the

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Company, the Delaware Company and the Bank (each, a “Bank Indemnified Party”) against all liabilities arising out of actions or omissions occurring at or prior to the Closing Date (including, without limitation, the transactions contemplated by this Agreement) to the same extent and subject to the conditions set forth in the Company’s articles of incorporation and bylaws, the Delaware Company’s certificate of incorporation and bylaws and the Bank’s articles of association and bylaws, in each case as in effect on the date hereof; provided, however, that no such indemnification shall be required if such Bank Indemnified Party would be required to indemnify a Parent Indemnified Party under the terms of this Agreement.

ARTICLE VIII
ADDITIONAL AGREEMENTS

Section 8.01 Preparation of the Proxy Statement; Parent Stockholders Meeting.

A. As soon as practicable following the date of this Agreement, the Parent shall, with the cooperation of the Company, prepare and file with the SEC a proxy statement in preliminary form, and each of the Company and the Parent shall use its reasonable efforts to respond as promptly as practicable to any comments of the SEC with respect thereto. The Parent shall use its reasonable best efforts to (i) prepare and file with the SEC the definitive Proxy Statement (the “Proxy Statement”), including any amendment or supplement thereto, and (ii) to cause the definitive Proxy Statement to be mailed to Parent’s stockholders as promptly as practicable in accordance with applicable law by the SEC. The parties shall notify each other promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Proxy Statement or for additional information and shall supply each other with copies of all correspondence between such or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Proxy Statement or the transactions contemplated by this Agreement.

B. If, prior to the Effective Time, any event occurs with respect to the Company, the Delaware Company or the Bank or any change occurs with respect to other information supplied by the Company, the Delaware Company or the Bank for inclusion in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Company shall promptly notify the Parent of such event, and the Company and the Parent shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and, as required by law, in disseminating the information contained in such amendment or supplement to Parent’s stockholders.

C. If, prior to the Effective Time, any event occurs with respect to the Parent, or any change occurs with respect to other information supplied by the Parent for inclusion in the Proxy Statement, which is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Parent shall promptly notify the Company of such event, and the Parent, the shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and, as required by law, in disseminating the information contained in such amendment or supplement to Parent’s stockholders.

D. The Parent shall, promptly after the date hereof, take all action necessary to duly call, give notice of, convene and hold a meeting of its stockholders (the “Parent Stockholders Meeting”) as soon as practicable in accordance with applicable law. The Parent shall consult with the Company on the date for the Parent Stockholders Meeting. The Parent shall use its reasonable efforts to cause the Proxy Statement to be mailed to the Parent’s stockholders as soon as practicable in accordance with applicable law. The Parent shall, through the Parent Board, recommend to its stockholders that they give the Parent Stockholder Approval, except to the extent that the Parent Board shall have withdrawn its approval or recommendation of this Agreement and the transactions contemplated hereby, which withdrawal may be made only if deemed by the Parent Board to be necessary in order to comply with its fiduciary duties. Notwithstanding any other provision thereof, the Parent shall not be restricted from complying with any of its obligations under the Exchange Act.

E. The Company agrees that none of the information furnished or to be furnished by the Company with respect to the Company, the Delaware Company, the Bank in writing specifically for inclusion in the Proxy Statement will, at the time the Proxy Statement is mailed, at the time of the Parent Stockholders Meeting, or on the Closing Date, as then amended or supplemented, contain any untrue statement or a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, no misleading.

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Section 8.02 Access to Information; Confidentiality. The Company shall, and shall cause the Delaware Company and the Bank to, afford to the Parent and to the officers, employees, accountants, counsel, financial advisors and other representatives of the Parent, reasonable access during normal business hours during the period prior to the Closing Date to all their respective properties, books, contracts, personnel and records and, during such period, the Company shall, and shall cause the Delaware Company and the Bank to, furnish promptly to the Parent a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state banking laws. The Company shall hold in confidence all information furnished to any of them regarding the Parent, the Company, the Delaware Company or the Bank, except as for such disclosure as is required by law. In the event that this Agreement is terminated, any and all copies of such information of the Parent in the possession of the Company shall be returned to the Parent or destroyed. Subject to the provisions of Section 10.12, all information exchanged pursuant to this Section 8.02 shall be subject to the nondisclosure agreement dated as of November 17, 2005, between the Company and the Bank Advisory Group, LLC, on behalf of the Parent (the “Confidentiality Agreement”).

Section 8.03 Reasonable Efforts; Notification.

A. Upon the terms and subject to the conditions set forth in this Agreement, each of the parties hereto shall use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including, without limitation, (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registration filings (including filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the transactions contemplated thereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (iv) the execution and delivery of any additional instruments necessary to consummate this Agreement and the transactions contemplated thereby, fully carry out the purposes of this Agreement.

B. The Company and the Parent shall give prompt notice to the others, of (i) any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate in any respect or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, provided, however, that such notification pursuant to this Section 8.03 shall not limit or otherwise effect the remedies available hereunder to the party receiving such notice.

Section 8.04 Amendment of Disclosure Schedule. The Company agrees that, with respect to the representations and warranties contained in Article IV hereof, the Company shall at least thirty (30) days prior to the Closing Date supplement, modify or amend the Disclosure Schedule with respect to (a) any matter occurring after the date hereof that, if existing or occurring on or before the date of this Agreement, would have been required to be set forth or described in the Disclosure Schedule (the “New Matters”), and (b) other matters which are not New Matters but should have been set forth or described in the Disclosure Schedule as of the date hereof (the “Other Matters”). Any such supplement, modification or amendment (i) that reflects a New Matter shall qualify the Company’s representations and warranties for all purposes of this Agreement, except for purposes of determining whether the conditions set forth in Article II hereof have been fulfilled and (ii) that reflects one or more Other Matters shall not qualify any of the Company’s representations or warranties for any purpose under this Agreement, and shall be provided solely for informational purposes. On or before the Closing Date, the Company will prepare and deliver to the Parent a copy of the Disclosure Schedule revised to reflect any supplement, modification or amendment required pursuant to this Section 8.04 (the “Supplemental Disclosure Schedule”). The Company shall use commercially reasonable efforts to deliver the Supplemental Disclosure Schedule to the Parent at least five (5) Business Days before the Closing Date. If no Supplemental Disclosure Schedule satisfying the foregoing requirements is provided by the Company, the Disclosure Schedule as delivered upon the execution of this Agreement shall continue to apply.

ARTICLE IX
TERMINATION AND ABANDONMENT

Section 9.01 Right of Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned at any time prior to or at the Closing as follows, and in no other manner:

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A. By the mutual consent of the Parent and the Company.

B. By either the Parent or the Company unless, prior to October 5, 2006, (i) the conditions precedent to such parties’ obligations to close specified in Article II or III, respectively, have been met or waived in writing, and (ii) the Closing shall have been consummated, unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein.

C. By either the Parent or the Company, if any of the transactions contemplated by this Agreement are disapproved by any Governmental Entity whose approval is required to consummate such transactions or if any court of competent jurisdiction or other governmental body shall have issued an order, decree or ruling or taken any other action restraining, enjoining, invalidating or otherwise prohibiting this Agreement or the transactions contemplated hereby and such order, decree, ruling or other action shall have become final and nonappealable.

D. By either the Parent or the Company, if, upon a vote at a duly held meeting to obtain the Parent Stockholder Approval, either (i) the Parent Stockholder Approval is not obtained or (ii) the holders of twenty percent (20%) or more of the IPO Shares shall have demanded that the Parent convert their IPO Shares into cash pursuant to the terms of the Parent Charter.

E. By the Parent, if it determines in good faith, that any necessary regulatory approval will not be obtained or will be obtained only upon a condition or conditions that would result in a material adverse effect on the business of the Parent or the Bank or on the consummation of the transactions contemplated hereby, or shall have changed the economic effects of the transactions contemplated hereby from the perspective of the Parent in any material respect.

F. By the Parent, if there shall have been any Material Adverse Change.

G. By the Parent, if the Company shall fail to comply in any material respect with any of their covenants or agreements contained in this Agreement and such failure, it capable of being cured, shall not have been cured by the earlier of thirty (30) calendar days after written notice from the Parent or by the Closing, if the Closing is to occur prior to the end of such thirty (30) day period, or if any of the representations or warranties of the Company contained herein shall be inaccurate.

H. By the Parent, if the Company fails to comply with Section 6.09.

I. By the Company, if the Parent shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement and such failure, if capable of being cured, shall not have been cured by the earlier of thirty (30) calendar days after notice from the Company, or if any of the representations or warranties of the Parent contained herein shall be inaccurate.

Section 9.02 Effect of Termination. In the event of termination of this Agreement as provided in Section 9.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of the Parent, the Company, the Delaware Company or the Bank, other than Section 8.01, Section 9.03, Section 9.04, this Section 9.02 and Article X, which provisions shall survive such termination.

Section 9.03 Termination Fee. If the Parent or the Company shall terminate this Agreement pursuant to Section 9.01(D) or the Company shall terminate this Agreement pursuant to Section 9.01(B) or (I), the Parent shall promptly pay the Company an aggregate amount equal to (i) $200,000 plus (ii) legal fees actually incurred by the Company up to the date of such termination in connection with the transactions and approvals contemplated by this Agreement. If the Parent shall terminate this Agreement pursuant to Section 9.01(F), (G), or (H), the Company shall promptly pay the Parent an amount equal to (i) $200,000 plus (ii) legal fees and the fees of any accountants actually incurred by the Parent up to the date of such termination in connection with the transactions and approvals contemplated by this Agreement.

Section 9.04 Sole Remedy. The provisions of Section 9.03 shall be the sole remedy for any party hereto for the termination of this Agreement prior to the Closing, other than for claims based on or arising from the willful and material breach by a party of any representation, warranty or covenant of any provision set forth in this Agreement or for the fraud of any party.

Section 9.05 Notice of Termination. The power of termination provided for by Section 9.01 hereof may be exercised only by a notice given in writing, as provided in Section 10.01 of this Agreement.

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ARTICLE X
MISCELLANEOUS

Section 10.01 Notices. Any and all notices, requests, instructions and other communications required or permitted to be given under this Agreement after the date hereof by any party hereto to any other party may be delivered personally or by nationally recognized overnight courier service or sent by mail or by telex or facsimile transmission, at the respective addresses or transmission numbers set forth below and shall be effective (a) in the case of personal delivery, telex or facsimile transmission, when received; (b) in the case of mail, upon the earlier of actual receipt or three (3) business days after deposit in the United States Postal Service, first class certified or registered mail, postage prepaid, return receipt requested; and (c) in the case of nationally recognized overnight courier service, one (1) business day after delivery to such courier service together with all appropriate fees or charges and instructions for such overnight delivery. The parties may change their respective addresses and transmission numbers by written notice to all other parties, sent as provided in this Section 10.01. All communications must be in writing and addressed as follows:

IF TO THE COMPANY:

Intercontinental Bank Shares Corporation
686 Military Drive West
San Antonio, Texas 78227
Attn: Steven J. Pritchard

With a copy to:

Jenkens & Gilchrist, a Professional Corporation
1445 Ross Avenue, Suite 3700
Dallas, Texas 75202
Attn: Charles E. Greef, Esq.
Telecopy: (214) 855-430039

IF TO THE PARENT:

Coastal Bancshares Acquisition Corp.
9821 Katy Freeway
Houston, Texas 77024
Attn: Cary M. Grossman
Telecopy: (713) 722-9510

With a copy to:

Jenkens & Gilchrist, a Professional Corporation
1445 Ross Avenue, Suite 3700
Dallas, Texas 75202
Attn: Gregory J. Schmitt, Esq.

Peter G. Weinstock, Esq.

Telecopy: (214) 855-4300

Section 10.02 Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the transaction contemplated hereby. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification or supplement is sought.

Section 10.03 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD FOR THE PROVISIONS THEREOF REGARDING CHOICE OF LAW.

Section 10.04 Severability. In the event that any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, then (a) such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were not a part hereof; (b) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal,

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invalid or unenforceable provision or by its severance from this Agreement; and (c) there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

Section 10.05 Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not such transactions are consummated, subject to the provisions of Section 9.03.

Section 10.06 Attorneys’ Fees and Costs. In the event attorneys’ fees or other costs are incurred to secure performance of any of the obligations herein provided for, or to establish damages for the breach thereof, or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs incurred therein.

Section 10.07 Injunctive Relief. Each of the parties hereto acknowledges that the other parties would be irreparably damaged and would not have an adequate remedy at law for money damages in the event that any of the covenants contained in this Agreement were not performed in accordance with its terms or otherwise were materially breached. Each of the parties hereto therefore agrees that, without the necessity of proving actual damages or posting bond or other security, the other parties shall be entitled to temporary or permanent injunction or injunctions to prevent breaches of such performance in addition to any other remedy to which they may be entitled, at law or in equity.

Section 10.08 Multiple Counterparts. For the convenience of the parties hereto, this Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all counterparts hereof so executed by the parties hereto, whether or not such counterpart shall bear the execution of each of the parties hereto, shall be deemed to be, and shall be construed as, one and the same Agreement. A telecopy or facsimile transmission of a signed counterpart of this Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

Section 10.09 Articles, Sections and Disclosure Schedules. All articles and sections referred to herein are articles and sections, respectively, of this Agreement and all Disclosure Schedules referred to herein are incorporated herein by reference hereto as though fully set forth herein verbatim.

Section 10.10 Rules of Construction. The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. Each use herein of the masculine, neuter or feminine gender shall be deemed to include the other genders. Each use herein of the plural shall include the singular and vice versa, in each case as the context requires or as it is otherwise appropriate.

Section 10.11 Brokerage Fees and Commissions. The parties acknowledge that (a) the Company has retained BAG Brokerage, Ltd. (“BAG”) as a consultant in connection with the transactions described in this Agreement and (b) the Parent has returned SAMCO Capital Markets (“SAMCO”) as a consultant in connection with the transactions described in this Agreement. All fees, disbursements, expenses and commissions of BAG shall be paid by the Company and all fees, disbursements, expenses and commissions of SAMCO shall be paid by the Parent. The Company and the Parent agree and represent to each other that, other than as set forth above, there are no commissions due to any broker or any other person relating to the transactions that are the subject of this Agreement, and each party hereto agrees to indemnify and hold harmless the other parties hereto from any commission due as a result of its actions with respect to this transaction.

Section 10.12 Publicity. The Company and the Parent agree that, except as required by law, as consistent with the Parent’s prior disclosure practices and ongoing prudent disclosure practices, as necessary to secure the Parent Stockholder Approval or as necessary to secure regulatory approval for the Acquisition, they will not make any public disclosure or announcement with respect to the Acquisition or this Agreement without the prior consent of the Parent. Any press release or other public disclosure relating to the Acquisition or this Agreement shall be mutually agreed upon by the Parent.

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Section 10.13 Binding Agreement; No Assignment. This Agreement shall be effective only if it is signed by the Parent, Merger Sub and the Company. Thereafter, this Agreement shall be binding upon and inure to the benefit of the Parent, Merger Sub, the Company and each of their successors and assigns. No party to this Agreement shall assign this Agreement, by operation of law or otherwise, in whole or in part, without the prior written consent of the other parties.

[signature pages follow]

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IN WITNESS WHEREOF, the Parent and the Company have caused this Agreement to be executed as of the date first above written.

THE PARENT:

COASTAL BANCSHARES ACQUISITION CORP.

By:	/s/ Cary M. Grossman
Name: Cary M. Grossman
Title: Chief Executive Officer

THE MERGER SUB:

By:	/s/ Cary M. Grossman
Name: Cary M. Grossman
Title: President

THE COMPANY:

INTERCONTINENTAL BANK SHARES CORPORATION

By:	/s/ Steven J. Pritchard
Name: Steven J. Pritchard
Title: President and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

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EXHIBIT A

Cary M. Grossman
Richard E. Burciaga
Lawrence Fisher
John N. Bedford
Charles H. Beynon
Mary Scott Nabers
Jeffrey P. Sangalis
Steven J. Pritchard

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EXHIBIT B

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EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT (this “Agreement”) is made and entered into as of this ___ day of April, 2006, by and between Intercontinental National Bank, a national bank chartered under the laws of the United States (the “Bank”), Intercontinental Bank Shares Corporation, a Texas corporation (the “Company”), and Steven J. Pritchard, a resident of Texas (the “Executive”).

WHEREAS, Coastal Bancshares Acquisition Corp., a Delaware corporation (“Coastal”), Coastal Merger Corp., a Texas corporation and wholly-owned subsidiary of Coastal (“Merger Sub”), and the Company, have entered into that certain Agreement and Plan of Merger, dated as of April ___, 2006 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company and the separate corporate existence of Merger Sub will cease (the “Merger”);

WHEREAS, the Executive has considerable experience, expertise and training in management related to banking and services offered by the Bank;

WHEREAS, the Bank and the Company desire and intend to cause the Executive to be employed as President of the San Antonio Division of the Bank pursuant to the terms and conditions set forth in this Agreement; and

WHEREAS, both the Bank, the Company and the Executive have read and understood the terms and provisions set forth in this Agreement, and have been afforded a reasonable opportunity to review this Agreement with their respective legal counsel.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the Executive and the Bank agree as follows:

DURATION

1. This Agreement shall continue in full force and effect for a period (the “Term”) beginning on the date the Merger is consummated (the “Effective Date”), and will expire and terminate by its own terms on the third anniversary of the consummation of the Merger (the “Expiration Date”), unless either party elects to terminate this Agreement prior to the Expiration Date, in accordance with the TERMINATION provisions set forth below.

2. Both the Bank and the Executive acknowledge and agree that, subsequent to the Expiration Date, the parties may agree to continue the employment relationship upon such terms as they may mutually agree. However, both parties acknowledge and agree that, in the event they fail to agree upon terms for the continuation of the Executive’s employment subsequent to the Expiration Date, this Agreement shall automatically terminate on the Expiration Date without any additional liability or obligation on the part of either party, and the Executive shall become an employee at-will.

COMPENSATION

3. All payments of salary and other compensation to the Executive shall be payable in accordance with the Bank’s ordinary payroll and other policies and procedures.

a. For the Term of this Agreement, the Executive will receive a salary of $181,000 annually (the “Base Salary”), payable in installments in accordance with the Bank’s payroll policies in effect from time to time during the term of this Agreement.

b. In addition to the Base Salary, the Executive shall receive a discretionary employee bonus targeted at up to forty percent (40%) of the Base Salary if all bonus targets are met in full; provided, however, that the Compensation Committee of the Board of Directors of the Bank (the “Compensation Committee”) shall have the sole discretion to determine the discretionary bonus formula and when bonuses will be paid thereunder.

c. (i) The Company shall grant to the Executive, on the Effective Date, a number of stock options exercisable within eight (8) years from the date of the grant of such options. Such options will enable the Executive to purchase seventy-five thousand (75,000) shares of Company common stock (“Company Stock”). The exercise price for such stock options shall be equal to the fair market value of the Company Stock on the date of such grant. Such options will vest ratably over a period of four (4) years and the terms of the stock option plan under which such options are granted shall control in the event of any conflict with the terms of this Agreement.

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(ii) The Company shall issue to the Executive, on the Effective Date twenty-five thousand (25,000) shares of Company Stock pursuant to the terms of a Restricted Stock Agreement substantially in the form attached hereto as Exhibit A. Such agreement shall provide that such shares shall vest one-third (⅓) on each of the first three years’ anniversaries from the date of grant and the terms of the incentive plan under which such shares are issued shall control in the event of any conflict with the terms of this Agreement.

d. In addition to the compensation provided in this section, during the Term of this Agreement, the Executive shall be entitled to participate in all fringe benefit programs and plans established by the Bank for its employees, including medical insurance, life insurance, pension and retirement programs, vacation pay, company-paid holidays, and other similar benefits, if any. Subject to the provisions of Section 3(e) below, the Bank reserves the right to modify, amend, or eliminate any of the Executive’s benefits without his prior approval, as long as all similarly-situated employees are treated similarly. The Executive’s entitlement to participate in fringe benefit programs and plans established by the Bank shall be governed by terms and conditions set forth in such plans.

e. During the Term of this Agreement, the Bank shall (1) pay for a term life insurance policy on the life of the Executive with a death benefit payable to Executive’s designee of up to $1,000,000, (2) pay for club dues and membership costs of the Executive that the Bank was paying for on the date of the execution of the Merger Agreement, up to a maximum amount of $10,000 per year, (3) pay for kidnap insurance for the Executive in the amount of $500,000, and (4) provide for the ability of the executive to purchase first class air tickets on business trips of the Executive to Mexico if upgrades to first class are not available for any particular business trip.

f. Both the Bank and the Executive acknowledge that such compensation and the other covenants and agreements of the Bank contained herein are fair and adequate compensation for the Executive’s services, and for the mutual promises described below.

4. The Bank and the Executive acknowledge that, during the Term of this Agreement, the Executive’s compensation will be subject to an annual review and annual increase, consistent with safe and sound banking practices, and in the discretion of the Compensation Committee.

5. The Executive acknowledges and agrees that any employee benefits provided to the Executive by the Bank incident to the Executive’s employment are governed by the applicable plan documents, summary plan descriptions or employment policies, and may be modified, suspended or revoked at any time, in accordance with the terms and provisions of the applicable documents.

RESPONSIBILITIES

6. The Executive acknowledges and agrees that he shall be employed as President of the San Antonio Division of the Bank and as an Executive Vice President of the Bank. The Executive covenants and agrees that he will faithfully devote his best efforts and his full-time focus to his positions with the Bank, except that the Executive may serve on up to three (3) civic or charitable boards.

7. a. During the Term of this Agreement, the Executive shall serve as President of the San Antonio Division of the Bank. During the Term of this Agreement, subject to the supervision and control of the Board of Directors of the Bank, the Executive shall perform the duties and have the powers and authority which are consistent with and generally of the nature of the duties and the authority ordinarily and customarily delegated and granted to an employee in a similar position, and the Executive shall perform such other duties and have such other powers and authority as may be prescribed by the Board of Directors of the Bank from time to time. Any such other duties, powers and authority shall be consistent with the Executive’s position and shall not violate any federal, state or local laws or regulations. The Executive shall comply with all policies adopted from time to time by the Bank.

b. Notwithstanding the provisions of Section 7(a) above, but subject to the provisions of Section 13, the duties and responsibilities of the Executive may be changed or modified from time to time by the Bank at the Bank’s sole discretion. Upon changes or modifications to the Executive’s duties and responsibilities, the Executive’s employment with the Bank shall continue to be governed by the terms of this Agreement.

8. The Executive acknowledges and agrees that, during the Term of this Agreement, he has a fiduciary duty of loyalty to the Bank, and that he will not knowingly engage in any activity during the Term of this Agreement which will or could, in any material way, harm the business, business interests, or reputation of the Bank.

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NONINTERFERENCE

9. a. The Executive acknowledges and agrees that he will not, at any time during the Term of this Agreement and (i) for the periods set out on Exhibit B attached hereto following the termination of this Agreement by the Bank for Good Cause or Executive’s termination of this Agreement for any reason other than for Constructive Termination, and (ii) for the one (1) year period following the termination of this Agreement by the Bank for any reason other than for Good Cause or the termination of this Agreement by the Executive as a result of a Constructive Termination (the periods set out in clauses (i) and (ii) above being referred to as the “US Restrictive Period”), directly or indirectly, engage in competition with the Bank within the geographic boundaries of Bexar County and the counties contiguous with it, and the Executive will not on his own behalf, or as another’s agent, employee, partner, shareholder or otherwise, engage, within the geographic boundaries of Bexar County and the counties contiguous with it, in any of the same or similar duties and/or responsibilities required by the Executive’s positions with the Bank, other than as an employee of the Bank pursuant to this Agreement, or as specifically approved by the Board of Directors of the Bank.

b. (i) The Executive acknowledges and agrees that he will not, at any time during the Term of this Agreement and for the first (1st) year following the termination of this Agreement by the Bank or the Executive for any reason, directly or indirectly, engage in competition with the Bank within the geographic boundaries of the United Mexican States, on his own behalf, or as another’s agent, employee, partner, shareholder or otherwise, including, without limitation, by soliciting or attempting to solicit customers of the Bank or any of their affiliates, or soliciting or attempting to solicit persons or entities (or any of their affiliates) that are not customers of the Bank, but that have been customers of the Bank or that are prospective customers of the Bank, or engage in any of the same or similar duties and/or responsibilities required by the Executive’s positions with the Bank, other than as an employee of the Bank pursuant to this Agreement, or as specifically approved by the Board of Directors of the Bank.

(ii) The Executive acknowledges and agrees that he will not, at any time during the Term of this Agreement and for the second (2nd) and third (3rd) years (each of the periods in clauses (i), and (ii), together with the US Restrictive Period, collectively referred to as the “Restrictive Period”) following the termination of this Agreement by the Bank for Good Cause or the Executive’s termination of this Agreement for any reason other than Constructive termination, directly or indirectly, (x) within a fifty (50) mile radius of those cities within the United Mexican States where the Bank has customers, or has previously had customers, engage in competition with the Bank, and, on his own behalf, or as another’s agent, employee, partner, shareholder or otherwise, engage in any of the same or similar duties and/or responsibilities required by the Executive’s positions with the Bank, other than as an employee of the Bank pursuant to this Agreement, or as specifically approved by the Board of Directors of the Bank, or (y) within the geographic boundaries of the United Mexican States, solicit or attempt to solicit customers of the Bank or any of their affiliates, or solicit or attempt to solicit persons or entities (or any of their affiliates) that are not customers of the Bank, but that have been customers of the Bank or that were, as of the date of the termination of this Agreement, prospective customers of the Bank previously solicited by the Executive or that the Executive was aware of (based upon written records) have been previously solicited by the Bank; provided, however, that sub-clause (x) of this clause (ii) shall not apply in the third (3rd) year, if any, of the Restrictive Period. The parties acknowledge and agree that the enumeration of the items in clause (y) of this Section is not intended to imply that such activities are not competitive with the Bank for purposes of clause (x) of this Section, but are enumerated for the convenience of the parties.

c. The Executive also covenants and agrees that during the Restrictive Period, the Executive shall not: (i) recruit, hire, or attempt to recruit or hire, directly or by assisting others, any other employees or independent representatives of the Bank (for purposes of this covenant, “other employees” shall refer to employees who are still actively employed by, or doing business with, the Bank at the time of the attempted recruiting or hiring), nor shall the Executive contact or communicate with any other employees or independent representatives of the Bank for the purpose of inducing other employees or independent representatives to terminate their employment or relationship with the Bank; or (ii) solicit, directly or by assisting others, the banking business of any customers of the Bank as of the date of such termination. Notwithstanding the preceding, with respect to independent representatives who conduct business in Mexico, the Executive shall continue to be entitled to communicate and conduct business with such independent representatives after the first (1st) year following the termination of this Agreement, provided that such communication or business complies with the Restrictions set forth in clause (b)(ii) of this Section.

d. The Executive acknowledges and agrees that in exchange for the execution of the noninterference agreement set forth above, the Executive will receive substantial, valuable consideration including: (i) confidential trade secret

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and proprietary information relating to the Bank, including, without limitation, information relating to the identity and special needs of the Bank’s current and prospective customers, the Bank’s current and prospective services, the Bank’s business projections and market studies, the Bank’s business plans and strategies, the Bank’s studies and information concerning special services unique to the Bank (the “Confidential Information”); (ii) employment; and (iii) compensation and benefits as described in this Agreement. The Executive acknowledges and agrees that this constitutes fair and adequate consideration for the execution of the noninterference agreement set forth above.

REMEDIES

10. In the event that the Executive violates any of the provisions set forth in this Agreement relating to NONINTERFERENCE, the Executive acknowledges and agrees that the Bank may suffer immediate and irreparable harm. Consequently, the Executive acknowledges and agrees that the Bank shall be entitled to immediate injunctive relief, either by temporary or permanent injunction and without the necessity of posting a bond or proving actual damages, to prevent such a violation.

TERMINATION

11. The Executive acknowledges and agrees that the Board of Directors of the Bank reserves the right to terminate this Agreement, for any reason, by providing the Executive with written notice of the termination, delivered in person, or by certified U.S. mail to the Executive’s last known address reflected in the Bank’s personnel records. Such notice shall be effective upon personal delivery or three (3) days after mailing by certified mail. However, if the Agreement is terminated at the Bank’s insistence without Good Cause (as defined in this Agreement), the Bank covenants and agrees to provide the Executive with the SEVERANCE set forth in Section 17 of this Agreement.

12. The Executive acknowledges and agrees that the Bank may terminate this Agreement at any time, without notice, for “Good Cause,” which is defined as the following:

a. conviction of, or a plea of nolo contendere, by the Executive to a felony or to fraud, embezzlement or misappropriation of funds;

b. the commission by the Executive of a fraudulent act or insider abuse with regard to the Bank;

c. a knowing omission, breach of trust or fiduciary duty by the Executive;

d. substantial and direct responsibility by the Executive for the insolvency of, the appointment of a conservator or receiver for, or the troubled condition, as defined by applicable regulations of the appropriate federal banking agency, of the Bank;

e. a material violation by the Executive of any applicable federal banking law or regulation that has had a material adverse effect on the Bank;

f. the Executive’s intentional violation or conspiracy to violate section 215, 656, 657, 1005, 1006, 1007, 1014, 1032, or 1344 of title 18 of the United States Code, or section 1341 or 1343 of such title affecting a federally insured financial institution as defined in title 18 of the United States Code;

g. the willful failure by the Executive to adhere to the Bank’s written policies, which causes a material monetary injury or other material harm to the Bank;

h. the willful failure by the Executive to substantially perform material stated duties of the position with the Bank;

i. the removal or suspension from the performance of duties of the Executive by any bank regulatory authority;

j. appointment of a conservator or receiver for the Bank by applicable bank regulatory authorities as a result of the Executive’s misconduct;

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k. the declaration by federal bank regulators that the Bank is in a “troubled condition” as a result of the Executive’s misconduct, and while the Bank is in such a “troubled condition” as a result of the Executive’s misconduct, the Bank engages in a Change in Control transaction; or

l. the receipt by the Bank of a formal written administrative action or cease and desist order issued by a federal bank regulator, which formal action or order resulted from the Executive’s misconduct.

Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated by reason of violating Section 12(b), (c), (e), (g), or (h) until the Executive is notified in writing by the Bank (or its successor entity) of a determination by the Bank of a violation of Section 12(b), (c), (e), (g), or (h), specifying the particulars thereof in reasonably sufficient detail, and giving the Executive a reasonable opportunity (of not less than thirty (30) days), together with counsel, to explain to the Bank why there has been no violation of Section 12(b), (c), (e), (g), or (h), followed by a finding by the Bank, to be detailed in writing within a Notice of Termination, (1) that in the good faith opinion of the Bank (or its successor entity) the Executive has committed an act described in Section 12(b), (c), (e), (g), or (h) above, (2) specifying the particulars thereof in detail, and (3) determining in good faith that such violation has not been corrected, or is not capable of correction. Nothing herein shall limit the Executive’s right to contest the validity or propriety of any such determination.

13. The Bank acknowledges and agrees that the Executive reserves the right to terminate this Agreement at any time, for any reason, with or without cause, by providing thirty (30) days written notice, by personal delivery or certified United States mail, to the Bank at its principal business address of the Executive’s intention to terminate this Agreement. Such notice shall be effective upon personal delivery or three (3) days after mailing by certified mail. In the event that the Executive does so because of a Constructive Termination (as defined in this Agreement), the Bank covenants and agrees to provide the Executive with the SEVERANCE set forth below in this Agreement.

 “Constructive Termination” shall mean the Bank, without the prior written consent of the Executive:

a. materially and adversely changes the Executive’s duties, responsibilities and status with the Bank, or materially and adversely changes the Executives’ reporting responsibilities, titles or offices, or removes the Executive from or fails to re-elect the Executive to, any of such positions, except in connection with the Executives’ termination for “Good Cause” or disability, or as a result of the Executive’s death;

b. reduces the Executive’s base compensation benefits as in effect on the Effective Date or as the same may be increased from time to time, other than as part of a reduction applicable generally to all or substantially all of the Bank’s executive employees, or when base compensation benefits are replaced by other compensation or benefits of equal or greater value; or

c. acts, or fails to act, in a manner that adversely affects the Executive’s participation in, or materially reduces, in the aggregate, the Executive’s benefits under, employee benefit and compensation plans, other than as part of a reduction applicable generally to all or substantially all of the Bank’s executive employees, or when the Executive’s benefits and/or base compensation benefits are replaced by base compensation benefits of equal or greater value.

Notwithstanding the foregoing, the Executive shall not be deemed to have incurred a “constructive termination” of employment unless the Executive first shall have notified the Board in writing that the Executive has incurred a “constructive termination” of employment, specifying the particulars thereof in reasonably sufficient detail, and giving the Bank a reasonable opportunity (of not less than thirty (30) days), together with its counsel, to explain to the Executive that the Executive has not incurred a “constructive termination” of employment, such finding to be detailed to the Executive in writing, or to cure such constructive termination.

14. The Executive acknowledges and agrees that in the event of the Executive’s death, this Agreement will terminate immediately, without notice, on the date of the Executive’s death. The Executive acknowledges and agrees that, in the event of his death, the Bank will pay to the Executive’s estate all compensation due and owing through the date of the Executive’s death.

15. The Executive acknowledges and agrees that this Agreement will terminate immediately, without notice, in the event the Executive becomes physically or mentally disabled, as defined by 29 C.F.R. § 1630.2(g)(1), and cannot perform the essential functions of his position, with or without reasonable accommodation for the period designated by the Executive’s disability insurance after which disability payments will begin.

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16. The Executive acknowledges and agrees that in the event of termination of this Agreement, for whatever reason, whether at the insistence of the Executive or at the insistence of the Bank, the Executive will return to the Bank within two (2) business days of the time when notice of termination is communicated by either party, any and all equipment, literature, documents, data, information, order forms, memoranda, correspondence, customer and prospective customer lists, customer’s orders, records, cards or notes acquired, compiled or coming into the Executive’s knowledge, possession or control in connection with his activities as an employee of the Bank, as well as all machines, parts, equipment or other materials received from the Bank or from any of its customers, agents or suppliers, in connection with such activities.

SEVERANCE

17. The Executive and the Bank acknowledge and agree that, if the Bank elects to terminate this Agreement at any time prior to the Expiration Date for any reason other than “Good Cause,” as defined in this Agreement or the Executive terminates this Agreement because of a Constructive Termination, the Executive shall be entitled to severance pay. Such severance pay shall be equal to $181,000, or the equivalent of the Executive’s then current annual salary, whichever is greater, less statutory payroll deductions, payable over a twelve (12) month period in accordance with the Bank’s ordinary payroll policies and procedures, beginning on the date that the notice of termination becomes effective (the “Termination Date”). In addition, the Executive shall be entitled to participate in the medical insurance benefits of the Bank, effective on the Termination Date, for a period of twelve (12) months beginning on the Termination Date. The Executive’s entitlement to any severance pay under this Agreement is strictly contingent on the Executive complying with the terms of the restrictive covenants set out in Section 9 and Section 28 of this Agreement, and any material breach by the Executive of the terms of the restrictive covenants set out in Section 9 or Section 28 shall allow the Bank to immediately cease payment of any installments of such severance pay not yet paid at the time of the breach, and Bank shall have no further obligations to the Executive. This remedy is in addition to others available to the Bank under law or as provided in this Agreement for any breach of the restrictive covenants contained herein. Any termination of severance pay pursuant to the above provisions shall not be interpreted to limit or alter the scope or duration of the Executive’s obligations pursuant to Section 9.

SEVERABILITY

18. The Executive acknowledges and agrees that each covenant and/or provision of this Agreement shall be enforceable independently of every other covenant and/or provision. Furthermore, the Executive acknowledges and agrees that, in the event any covenant and/or provision of this Agreement is determined to be unenforceable for any reason, the remaining covenants and/or provisions will remain effective, binding and enforceable.

WAIVER

19. The parties acknowledge and agree that the failure of either to enforce any provision of this Agreement shall not constitute a waiver of that particular provision, or of any other provisions of this Agreement.

SUCCESSORS AND ASSIGNS

20. The Executive acknowledges and agrees that this Agreement may be assigned by the Bank to any successor-in-interest and shall inure to the benefit of, and be fully enforceable by, any successor and/or assignee; and this Agreement will be fully binding upon, and may be enforced by the Executive against, any successor and/or assignee of the Bank.

21. The Executive acknowledges and agrees that his obligations, duties and responsibilities under this Agreement are personal and shall not be assignable, and that this Agreement shall be enforceable by the Executive only. In the event of the Executive’s death, this Agreement shall be enforceable by the Executive’s estate, executors and/or legal representatives, only to the extent provided herein.

CHOICE OF LAW

22. Both parties acknowledge and agree that the law of Texas will govern the validity, interpretation and effect of this Agreement, and any other dispute relating to, or arising out of, the employment relationship between the Bank and the Executive.

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MODIFICATION

23. Both parties acknowledge and agree that this Agreement and the stock option plan and stock grants set forth in Section 3(c) of this Agreement constitute the complete and entire agreement between the parties; that the parties have executed this Agreement based upon the express terms and provisions set forth herein; that the parties have not relied on any representations, oral or written, which are not set forth in this Agreement; that no previous agreement, either oral or written, shall have any effect on the terms or provisions of this Agreement; and that all previous agreements, either oral or written, are expressly superseded and revoked by this Agreement.

24. Both parties acknowledge and agree that the covenants and/or provisions of this Agreement may not be modified by any subsequent agreement unless the modifying agreement; (a) is in writing; (b) contains an express provision referencing this Agreement; (c) is signed by the Executive; and (d) is approved by a majority of the Board of Directors of the Bank.

INDEMNIFICATION

25. During the Term of this Agreement, the Bank shall indemnify the Executive against all judgments, penalties, fines, amounts paid in settlement and reasonable expenses (including, but not limited to, attorneys’ fees) relating to his employment by the Bank to the fullest extent permissible under the Bank’s Articles of Incorporation, and may purchase such indemnification insurance as the Board of Directors may from time to time determine.

LEGAL CONSULTATION

26. The Executive and the Bank acknowledge and agree that both parties have been accorded a reasonable opportunity to review this Agreement with legal counsel prior to executing the agreement.

NOTICES

27. Any and all notices of documents or other notices required to be delivered under the terms of this Agreement shall be addressed to each party as follows:

EXECUTIVE:

Steven J. Pritchard

BANK:

Intercontinental National Bank

CONFIDENTIALITY

28. The Executive acknowledges that he will have access, during the course of service to the Bank, to Confidential Information and products of the Bank. The Executive acknowledges that all Confidential Information

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provided to the Executive is provided in confidence and trust and that the Bank’s maintenance of the confidentiality of its proprietary Confidential Information to the fullest extent possible is extremely important. The Executive agrees not to use, disclose, disseminate or otherwise make available to any third party, either directly or indirectly, any Confidential Information at any time or in any manner, except as expressly authorized in writing by the Bank. The Executive agrees to take all reasonable precautions to prevent inadvertent or other disclosure, use or transfer of any of the Confidential Information. The provisions of this Section 28 shall survive the termination of this Agreement.

THIRD PARTY BENEFICIARY

29. Coastal is intended to be a third party beneficiary of this Agreement. This Agreement will not be terminated or amended, or any provision hereof waived, without the express written consent of Coastal.

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EXECUTED ON THIS ___ day of ________________, 2006, in San Antonio, Texas.

EXECUTIVE:

WITNESS		Steven J. Pritchard

BANK:

INTERCONTINENTAL NATIONAL BANK

By:
WITNESS		Name: James E. Dawson
Title: Secretary

COMPANY:

INTERCONTINENTAL BANK SHARES CORPORATION

By:
WITNESS		Name: James E. Dawson
Title: Secretary

[Signature Page to Steven J. Pritchard Employment Agreement]

EXHIBIT A

Restricted Stock Agreement

This RESTRICTED STOCK AGREEMENT (“Agreement”), is by and between Steven J. Pritchard residing at ______________, _______ (the “Recipient”), and Coastal Bancshares Acquisition Corp., a Delaware corporation (the “Company”), which parties, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1. Introduction. The Recipient is an employee of the Company, and the Company and the Recipient have entered into an employment agreement (the “Employment Agreement”) which sets forth the terms and conditions of the employment relationship between the Company and the Employee. The Company has determined to issue shares of its common stock, par value $.01 per share (the “Common Stock”), to certain of its key employees, including the Recipient, in order to aid in securing and retaining the employment of such employees, and to provide additional incentive to such employees to exert their best efforts on behalf of the Company. Capitalized terms not otherwise defined herein shall be defined as set forth in the Employment Agreement.

2. Grant of Stock. In accordance with and subject to the terms, conditions, and restrictions contained in this Agreement, the Company hereby grants to the Recipient 25,000 shares (the “Shares”) of the Common Stock, effective as of ______________ (the “Date of Grant”). As long as the Shares are subject to the Restrictions (as such term is defined in Section 5 of this Agreement), the Shares shall be deemed to be, and are referred to in this Agreement as “Restricted Shares.”

3. Certificates for Shares. Certificates evidencing Restricted Shares shall be deposited with the Company to be held in escrow until such Shares are released from the Restrictions (“Non-Restricted Shares”) or are forfeited in accordance with this Agreement. The Recipient shall, simultaneously with the execution and delivery of this Agreement, deliver to the Company a stock power, in blank, executed by the Recipient. Upon any Restricted Shares becoming Non-Restricted Shares, the Company shall issue and deliver to the Recipient a stock certificate or certificates evidencing the Non-Restricted Shares, and shall reissue a stock certificate or certificates evidencing any remaining Restricted Shares to be held in escrow in accordance with the terms of this Agreement. If any Restricted Shares are forfeited, the certificate or certificates evidencing any such Restricted Shares shall be cancelled and the Shares represented thereby shall be returned to the Company’s treasury.

4. Adjustments in Restricted Shares. In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Company shall make equitable adjustments in the Shares corresponding to adjustments made by the Company in the number and class of shares of Common Stock. Any new, additional, or different securities to which the Recipient shall be entitled in respect of Restricted Shares by reason of such adjustment shall be deemed to be Restricted Shares and shall be subject to the same terms, conditions, and restrictions as the Restricted Shares so adjusted.

5. Restrictions. During applicable periods of restriction determined in accordance with Section 6 of this Agreement, Restricted Shares and all rights with respect to such Shares, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered or disposed of and shall be subject to the risk of forfeiture contained in Section 6 of this Agreement (such limitations on transferability and risk of forfeiture being herein referred to as “Restrictions”), but the Recipient shall have all other rights of a stockholder, including, but not limited to, the right to vote and receive dividends on Restricted Shares.

6. Forfeiture of Restricted Shares. In the event that the Recipient’s employment with the Company terminates for Good Cause or as a result of the termination by the Recipient for any reason other than a Constructive Termination, such event shall constitute an “Event of Forfeiture” and all Shares which at that time are Restricted Shares shall thereupon be forfeited by the Recipient to the Company without payment of any consideration by the Company, and neither the Recipient nor any successor, heir, assign, or personal representative of the Recipient shall have any right, title, or interest in or to such Restricted Shares or the certificates evidencing them.

7. Lapse of Restrictions. The Restrictions on the Restricted Shares granted under this Agreement shall lapse ratably in accordance with the following schedule: (1) thirty-three and one-third percent (33-1/3%) upon the twelve-month anniversary of the Date of Grant; (2) thirty-three and one-third percent (33-1/3%) upon the twenty-four-month anniversary of the Date of Grant; and (3) thirty-three and one-third percent (33-1/3%) upon the thirty-six-

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month anniversary of the Date of Grant. In the event of a Change of Control the Restrictions shall lapse on all of the Restricted Shares (if not already lapsed pursuant to the preceding sentence).

8. Withholding Requirements. Whenever Restrictions lapse with respect to Restricted Shares, the Company shall have the right to withhold from sums due to the Recipient (or to require the Recipient to remit to the Company) an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to delivering any certificate evidencing such Shares.

9. Change in Control. Notwithstanding any other provision of this Agreement, upon any Change in Control, as defined below, the Restrictions with respect to any Restricted Shares shall lapse and such Restricted Shares shall become Non-Restricted Shares upon the effective date of the Change of Control. For purposes of this Agreement, a “Change in Control” of the Company shall be deemed to have occurred if: (a) any person, as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, becomes a beneficial owner (within the meaning of Rule 13d-3 under such Act) of fifty percent (50%) or more of the Company’s outstanding Common Stock; or (b) the Company is merged, consolidated, or reorganized into or with, or sells all or substantially all of its assets to, another corporation or other entity, and immediately after such transaction less than fifty percent (50%) of the voting power of the then-outstanding securities of such corporation or other entity immediately after such transaction is held in the aggregate by holders of the Company’s Common Stock immediately before such transaction.

10. Effect of Employment. Nothing contained in this Agreement shall confer upon the Recipient the right to continue in the employment of the Company or affect any right that the Company may have to terminate the employment of the Recipient.

11. Notices. All notices and other communications under this Agreement shall be in writing. Notices shall be hand delivered or sent by United States mail, postage prepaid, certified or registered mail, return receipt requested, or by internationally recognized courier service. Any notice so delivered or sent shall be deemed given on the date of the receipt or first attempted delivery. Notices shall be sent to the following addresses:

To the Company:	Coastal Bancshares Acquisition Corp.

____________, Texas _____________

Attn: ___________________________

cc:	Jenkens & Gilchrist, P.C.
1445 Ross Avenue, Suite 3700
Dallas, Texas 75202
Attn: Gregory J. Schmitt, Esq.

To the Recipient:	__________, __________, __________

Either party may designate a different address by giving the new address to the other party.

12. Severability. Each provision of this Agreement shall be interpreted in such a manner so as to be valid under applicable law. If any provision of this Agreement shall be invalid under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

13. Entire Agreement. The parties acknowledge that there are no written or oral agreements between the Recipient and the Company regarding the subject matter hereof other than this Agreement. This Agreement may not be amended or supplemented except by written instrument executed by the parties.

14. Assignment. This Agreement may not be assigned by the Recipient. This Agreement may not be assigned by the Company without the prior written consent of the Recipient.

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15. Construction. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever required by the context any gender shall include any other gender, the singular shall include the plural, and the plural shall include the singular.

16. Choice of Law. This Agreement shall be governed by the laws of the State of Delaware, without reference to the choice of law principles thereunder.

17. Conditions upon Issuance. The Shares that have been awarded to the Recipient are not registered under the Securities Act of 1933, as amended. Therefore, as a condition of such award, the Recipient makes the following representations to the Company: (a) that any shares of Common Stock acquired by the Recipient pursuant to this Agreement will not be sold except pursuant to an effective registration statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under such Act, and (b) that the Recipient has acquired such shares of Common Stock for the Recipient’s own account and not with a view to the distribution thereof.

18. Waiver. Any waiver of any provision of this Agreement shall be effective only if in writing, and no waiver of any provision of this Agreement shall constitute a waiver of any other provision of this Agreement, nor shall such waiver constitute a waiver of any subsequent breach of such provision.

19. Plan. This Agreement, and the Shares issued pursuant hereto, are governed by the terms and conditions of the Company’s Stock Incentive Plan [Note: The actual name of the plan will be filled in upon approval by the Company’s Board of Directors] (the “Plan”) and the terms of the Plan shall control in the event of any conflict with the terms of this Agreement.

Executed as of _______________, 2006.

* * * * *

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Coastal Bancshares Acquisition Corp.

By:
Name:
Title:
Signed:

EXHIBIT B

Restrictive Periods

If the Employment Agreement terminated by the Bank for Good Cause or by the Executive for any reason other than Constructive Termination during the period ended:

(1)

on or prior to the one (1) year anniversary of the Effective Date;

(2)

subsequent to the one (1) year anniversary of the Effective Date but on or prior to the two (2) year anniversary of the Effective Date;

(3)

subsequent to the two (2) year anniversary of the Effective Date but on or prior to the three (3) year anniversary of the Effective Date; and

(4)

subsequent to the three (3) year anniversary of the Effective Date.

Then the Restrictive Period is:

(1)

three (3) years from the date of termination;

(2)

two and one-half (2½) years from the date of termination;

(3)

two (2) years from the date of termination; and

(4)

one (1) year from the date of termination.

EXHIBIT C

SUPPORT AND RELEASE AGREEMENT

This SUPPORT AND RELEASE AGREEMENT (this “Agreement”) is made as of the __ day of April, 2006, by and between each of the parties signatory hereto (the “Shareholders”), Intercontinental Bankshares Corporation, a Texas corporation (the “Company”), and Coastal Bancshares Acquisition Corp., a Delaware corporation (“Coastal”).

WITNESSETH:

WHEREAS, Coastal, Coastal Merger Corp., a Texas corporation and wholly owned subsidiary of Coastal (the “Merger Sub”), and the Company have entered into that certain Agreement and Plan of Merger, dated as of April __, 2006 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company and the separate corporate existence of Merger Sub will cease (the “Merger”). Terms with their initial letter capitalized and not otherwise defined herein shall have the meanings given them in the Merger Agreement; and

WHEREAS, the Shareholders desire to approve and adopt the Merger Agreement and the Merger and to enter into the agreements set forth herein;

NOW, THEREFORE, in consideration of the foregoing and of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the conditions set forth below, the parties hereto, intending to be legally bound, undertake, promise, covenant and agree with each other as follows:

1. Representations and Warranties

1.1 Representations and Warranties of the Shareholders. Each Shareholder represents and warrants, severally and not jointly, to the Company and Coastal as follows:

(a) Authorization of Agreement.  The Shareholder has all right, power and legal capacity to execute, deliver and perform this Agreement and to perform his obligations hereunder. This Agreement, upon execution and delivery, shall have been duly executed and delivered by the Shareholder and shall constitute the legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms. The Shareholder further represents and warrants that he has entered into this Agreement freely of his own accord and without reliance on any representations of any kind of character not set forth herein. The Shareholder enters into this Agreement after the opportunity to consult with his own legal counsel.

(b) No Consents Required. The Shareholder need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any court, government or governmental agency, or third person in order to consummate the transactions contemplated by this Agreement or the Merger Agreement.

(c) No Litigation. No suit, proceeding or investigation has been commenced or threatened by any governmental authority or private person on any grounds to restrain, enjoin or hinder, or to seek material damages on account of, the consummation of the transactions contemplated hereby or of the Merger Agreement.

(d) Title to the Shares. The Shareholder is individually the sole record and beneficial owner of the number of shares of common stock, par value $.01 per share, of the Company (the “Company Common Stock”) listed beside his name on Schedule A to this Agreement. The Shareholder has good and marketable title to such shares and, on the Closing Date, shall have the absolute right to sell, assign and transfer such shares pursuant to the terms of the Merger Agreement, free and clear of all liens, pledges, security interests, encumbrances, buy-sell agreements, preemptive rights or adverse claims of any kind or character, including, without limitation, any judicial decrees. Upon delivery of his portion of the Merger Consideration for such shares in accordance with the Merger Agreement, good and marketable title to his shares shall be delivered to Coastal and the Shareholder will own none of the capital stock of the Company, or securities exercisable for or convertible into the capital stock of the Company, or have any rights to acquire the same.

(e) Agreement Not in Breach of Other Instruments. The execution and delivery of this Agreement, the consummation of the transactions contemplated in the recitals hereto, and the fulfillment of the terms hereof and in the Merger Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, or conflict with: (i) any material agreement or other instrument to which the Shareholder is a party or by which he is bound; (ii) any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Shareholder; or (iii) any law, rule or regulation applicable to the Shareholder.

2. Support Agreements

(a) Shareholder Support. Each Shareholder hereby agrees for himself, from and after the Closing Date, to use his reasonable efforts to refrain from harming the goodwill of Coastal, the Company, the Delaware Company and the Bank, and their respective subsidiaries, and their respective customer and client relationships.

(b) Shareholder Covenants.

(i) For and in consideration of receipt of the Merger Consideration to be received by the Shareholder and the other transactions contemplated by the Merger Agreement, each Shareholder agrees for himself that for a period of three (3) years from the Closing Date, the Shareholder shall not, directly or indirectly, individually or as an employee, partner, officer, director or shareholder or in any other capacity whatsoever:

(A) solicit the banking business of any customers of the Bank;

(B) other than (1) as set forth on the attached Schedule B, (2) for the ownership individually of less than five percent (5%) of the capital stock of any financial institution whose capital stock is listed on a national securities exchange or quoted on an inter-dealer quotation system, and (3) beginning with the second anniversary of the Closing Date, for the ownership, individually of less than two percent (2%) and, as a group with all of the other Shareholders of less than five percent (5%), of the capital stock of any financial institution whose capital stock is not listed on a national securities exchange or quoted on an inter-dealer quotation system, (x) acquire any shares of capital stock of, charter, operate or enter into any franchise or other management agreement with any financial institution, (y) serve as an officer, director, employee, agent or consultant to any financial institution, or (z) establish or operate a branch or other office of a financial institution, provided that the restrictions in clauses (x) through (z) above shall apply only within Bexar County in the State of Texas; or

(C) recruit, hire, assist others in recruiting or hiring, discuss employment with, or refer others concerning employment, any person who is, or within the preceding twelve (12) months was, an employee of the Company, the Delaware Company, or the Bank.

(ii) If any court of competent jurisdiction should determine that any term or terms of this covenant are too broad in terms of time, geographic area, lines of commerce or otherwise, such court shall modify and revise any such term or terms so that they comply with applicable law.

(iii) Each Shareholder agrees for himself that (A) this Agreement is entered into in connection with the sale to Coastal of the goodwill of the business of the Company, the Delaware Company, and the Bank; (B) the Shareholder is receiving valuable consideration in this Agreement and in the Merger Agreement; (C) the restrictions imposed upon the Shareholder by this Agreement are essential and necessary to ensure that Coastal acquire the goodwill of the Company, the Delaware Company and the Bank; and (D) all the restrictions (including particularly the time and geographical limitations) set forth in this Agreement are fair and reasonable.

(c) Deposit Agreement. For and in consideration of the receipt of the Merger Consideration to be received by the Shareholder and the other transactions contemplated by the Merger Agreement, each Shareholder agrees for himself that for a period of two (2) years from the Closing Date, the Shareholder shall make a good faith effort to maintain any existing banking and deposit relationship or relationships between the Shareholder, or any person or entity over which the Shareholder exercises control, and the Bank, in a manner consistent with how such relationships have been historically maintained; provided, that the Bank must maintain adequate service and competitive fee levels (it being acknowledged that the Bank’s current service and fee levels shall be deemed adequate and competitive).

(d) Extension. The term of any covenant of this Agreement shall be extended by one (1) day with respect to any Shareholder for each day that such Shareholder is in default under or shall not have complied with the provisions of such covenant.

3. Releases

(a) Attached as Schedule C hereto is a list of all loans outstanding from the Bank to the Shareholders. Each Shareholder acknowledges for himself that, to the best of his knowledge, he has no existing claims or defenses, personal or otherwise, or rights of set off whatsoever against the Company, the Delaware Company or the Bank, except (i) as a result of the Shareholder’s capacity as a depositor with the Bank or other written contractual obligations of the Company, the Delaware Company or the Bank to the Shareholder specifically described on Schedule C; (ii) for salary, bonus or other compensation or benefits specifically described on Schedule C hereto due to such Shareholder in the ordinary course of business; or (iii) in connection with medical claims not yet filed. The Shareholder for himself and on behalf of his heirs and assigns (the “Shareholder Releasing Parties”) releases, acquits and forever discharges, as of the Closing Date, Coastal, the Company, the Delaware Company and the Bank and their respective predecessors, successors, assigns, officers, directors, employees, agents and servants, and all persons, natural or corporate, from any and all claims or causes of action of any kind whatsoever, at common law, statutory or otherwise, which the Shareholder Releasing Parties, or any of them, have, known or unknown, now existing or that may hereafter arise on or prior to the Closing Date, or in respect of any event occurring or any circumstances whatsoever existing on or prior to the Closing Date; provided, however, neither the Company, the Delaware Company or the Bank shall be released from any obligations or liabilities to the Shareholder (A) pursuant to the articles or certificate of incorporation or association or bylaws of the Company, the Delaware Company or the Bank regarding the indemnification of officers or directors; (B) in connection with any deposits or accounts of the Shareholder or other written contractual obligations of the Company, the Delaware Company or the Bank to the Shareholder existing on the Closing Date specifically described on Schedule C; (C) accrued compensation and benefits; and (D) pursuant to the provisions of any written employment agreement to which the Shareholder is a party (items (A), (B), (C), and (D) are collectively referred to herein as the “Specified Claims”).

(b) It is expressly understood and agreed that the terms hereof are contractual and not merely recitals, and that the agreements herein contained and the consideration herein transferred is to compromise doubtful and disputed claims, and that no releases made or other consideration given hereby or in connection herewith are to be construed as an admission of liability, all liability being expressly denied by Coastal, the Company, the Delaware Company and the Bank. Each Shareholder represents and warrants, severally and not jointly, that the consideration hereby acknowledged for entering into this Agreement and the transactions contemplated hereby is greater than the value of all claims, demands, actions and causes of action herein relinquished, released, renounced, abandoned, acquitted, waived or discharged, and that this Agreement is in full settlement, satisfaction and discharge of any and all such claims, demands, actions, and causes of action that the Shareholder may have or be entitled to against Coastal, the Company, the Delaware Company or the Bank, and their respective predecessors, assigns, legal representatives, officers, directors, employees, attorneys and agents, other than the Specified Claims.

(c) Each Shareholder, severally and not jointly, hereby represents to the Shareholder Releasing Parties that such Shareholder (i) has not assigned any claims or possible claims purported to be released hereby against any Shareholder Releasing Parties and (ii) fully intends to release all such claims against the Shareholder Releasing Parties, including, without limitation, unknown and contingent claims other than Specified Claims.

(d) Each of the undersigned, severally and not jointly, hereby agrees to defend, indemnify and hold harmless any Shareholder Releasing Parties from and against all claims purported to be released hereby (i) resulting from a breach of or inaccuracy in any of the representations, warranties or agreements of such undersigned party set forth herein or (ii) in the event that any actions are taken against any Shareholder Releasing Parties in connection with any claims purported to be released hereby by such undersigned party, or by any Shareholder Releasing Parties acting in the name or through the right of such undersigned party or by any Shareholder Releasing Parties having an interest in such undersigned party’s interest in any claim released purported to be released hereby.

4. Approval of the Merger

(a) Each Shareholder for himself hereby (i) consents, approves, ratifies, confirms and authorizes the Merger, the Merger Agreement and the other agreements contemplated therein, with such revisions in the terms and provisions thereof as the board of directors of the Company may, in their sole discretion, deem necessary or desirable and in the best interest of the Company, which form, as well as any and all transactions contemplated therein, is hereby authorized and approved in all respects and for all purposes; (ii) waives any right that he may otherwise have to challenge the consummation of the transactions contemplated by the Merger Agreement; (iii) agrees that the appropriate officers of the Company be, and each of them hereby is, authorized, empowered and directed for, on behalf of and in the name of the Company, to make, execute and deliver the Merger Agreement and the other agreements contemplated therein, with such revisions in the terms and provisions thereof as the board of directors of the Company may, in their sole discretion, deem necessary or desirable and in the best interest of the Company and to make, execute and deliver any and all further agreements and documents and do and perform all additional acts which such officers deem necessary or appropriate to carry out the Merger; and (iv) agrees that all previous actions taken or agreements entered into by the directors, officers or representatives of the Company on behalf of the Company in negotiating or carrying out the Merger, the Merger Agreement and the other agreements contemplated therein are hereby ratified, confirmed, approved and adopted as duly authorized acts of the Company in all respects and for all purposes.

5.

MISCELLANEOUS

5.1 Notices. All notices, requests, demands and other communications provided for under this Agreement shall be in writing and directed to each applicable party at the address set forth hereafter or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section 8.1:

To the Company or Coastal:	Coastal Bancshares Acquisition Corp.
9821 Katy Freeway Houston, Texas 77024 Attention: Cary M. Grossman

with a copy to:	Jenkens & Gilchrist
1445 Ross Avenue, Suite 3700 Dallas, Texas 75202 Attention: Gregory J. Schmitt, Esq.
Peter G. Weinstock, Esq.

To the Shareholder:	At the address set forth on the signature page hereto

All such notices, requests, demands and other communications shall be considered delivered upon receipt of: hand delivery or certified or registered mail, return receipt requested.

5.2 Assignability and Parties in Interest. This Agreement shall not be assignable by any of the parties hereto, without the prior written consent of the non-assigning party. This Agreement shall inure to the benefit of and be binding upon the Company, Coastal and each Shareholder and their permitted successors and assigns.

5.3 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.4 Counterparts. This Agreement may be executed simultaneously in one or more counterparts and by facsimile signature, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

5.5 Complete Agreement. This Agreement and the documents delivered or to be delivered pursuant to, or in connection with, this Agreement contain or will contain the entire agreement between the parties hereto with respect to the transactions contemplated herein and shall supersede all previous and contemporaneous oral and all previous written negotiations, commitments and understandings.

5.6 Modifications, Amendments and Waivers. Any amendments, modifications or waivers to or termination of this Agreement shall only be effective if executed by all of the parties hereto.

5.7 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or the interpretation of this Agreement.

5.8 Severability. The invalidity of all or any part of any section in this Agreement shall not render invalid the remainder of this Agreement or the remainder of such section. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

5.9 Invalid Provision. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid or unenforceable provision or by its severance from this Agreement.

5.10 Injunctive Relief. Each of the undersigned hereby acknowledge and agree that Coastal, the Company, the Delaware Company and the Bank will be irreparably damaged if the provisions of this Agreement are not specifically enforced. Accordingly, Coastal, the Company, the Delaware Company and the Bank shall be entitled to an injunction restraining any violation of this Agreement by each of the undersigned (without the necessity of proving actual damages or bond or other security), or any other appropriate decree of specific performance. Such remedies shall not be exclusive and shall be in addition to any other remedy that Coastal, the Company, the Delaware Company or the Bank may have at law or in equity.

5.11 Further Assurances. In addition to the acts and deeds recited herein and contemplated to be performed, executed and delivered by the parties hereto, the parties hereto shall perform, execute and deliver or cause to be performed, executed and delivered at the Closing or thereafter any and all further acts, deeds and assurances as may reasonably be required to consummate or evidence the consummation of the transactions contemplated herein.

5.12 Conflicts. If any Shareholder is also party to an employment agreement with the Company and/or Coastal and any of the terms of such employment agreement conflict with any of the terms of this Agreement, then the terms of such employment agreement shall control with respect to any such conflict.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SHAREHOLDERS:

Berkley V. Dawson

Address:

Vincent M. Dawson

Address:

Edward W. Spalten

Address:

Alan W. Dreeben

Address:

James E. Dawson

Address:

Steven E. Fry

Address:

Martyn C. Glen

Address:

William W. Gordon

Address:

INTERCONTINENTAL BANK SHARES CORPORATION

By:
Name: Steven J. Pritchard
Title: President

COASTAL BANCSHARES ACQUISITION CORP.

By:
Name: Cary M. Grossman
Title: Chief Executive Officer

Schedule A

Shareholder	Shares		Percentage of Aggregate Merger Consideration to be Received

Steven J. Pritchard		(1)

			________	%
Total			100%

——————

(1)

Includes 125,000 shares subject to options to be exercised prior to Closing.

Schedule B

Schedule C

EXHIBIT D

EMPLOYMENT AGREEMENT

This EMPLOYMENT AGREEMENT (this “Agreement”) is made and entered into as of this ___ day of _______, 2006, by and between Intercontinental National Bank, a national bank chartered under the laws of the United States (the “Bank”), and Brent M. Byers, a resident of Texas (the “Executive”).

WHEREAS, Coastal Bancshares Acquisition Corp., a Delaware corporation (“Coastal”), Coastal Merger Corp., a Texas corporation and wholly-owned subsidiary of Coastal (“Merger Sub”), and Intercontinental Bank Shares Corporation, a Texas corporation (the “Company”), have entered into that certain Agreement and Plan of Merger, dated as of April 5, 2006 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company and the separate corporate existence of Merger Sub will cease (the “Merger”);

WHEREAS, the Executive has considerable experience, expertise and training in management related to banking and services offered by the Bank;

WHEREAS, the Bank desires and intends to cause the Executive to be employed as Senior Vice President and Chief Operating Officer of the Bank pursuant to the terms and conditions set forth in this Agreement; and

WHEREAS, both the Bank and the Executive have read and understood the terms and provisions set forth in this Agreement, and have been afforded a reasonable opportunity to review this Agreement with their respective legal counsel.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the Executive and the Bank agree as follows:

DURATION

1. This Agreement shall continue in full force and effect for a period (the “Term”) beginning on the date the Merger is consummated (the “Effective Date”), and will expire and terminate by its own terms on the third anniversary of the consummation of the Merger (the “Expiration Date”), unless either party elects to terminate this Agreement prior to the Expiration Date, in accordance with the TERMINATION provisions set forth below.

2. Both the Bank and the Executive acknowledge and agree that, subsequent to the Expiration Date, the parties may agree to continue the employment relationship upon such terms as they may mutually agree. However, both parties acknowledge and agree that, in the event they fail to agree upon terms for the continuation of the Executive’s employment subsequent to the Expiration Date, this Agreement shall automatically terminate on the Expiration Date without any additional liability or obligation on the part of either party, and the Executive shall become an employee at-will.

COMPENSATION

3. All payments of salary and other compensation to the Executive shall be payable in accordance with the Bank’s ordinary payroll and other policies and procedures.

a. For the Term of this Agreement, the Executive will receive a salary of $84,000 annually (the “Base Salary”), payable in installments in accordance with the Bank’s payroll policies in effect from time to time during the term of this Agreement.

b. In addition to the Base Salary, the Executive shall receive a discretionary employee bonus targeted at up to twenty percent (20%) of the Base Salary if all bonus targets are met in full; provided, however, that the Compensation Committee of the Board of Directors of the Bank (the “Compensation Committee”) shall have the sole discretion to determine the discretionary bonus formula and when bonuses will be paid thereunder.

c. The Company shall grant to the Executive, on the Effective Date, a number of stock options exercisable within eight (8) years from the date of the grant of such options. Such options will enable the Executive to purchase twenty thousand (20,000) shares of Company common stock (“Company Stock”). The exercise price for such stock options shall be equal to the fair market value of the Company Stock on the date of such grant. Such options will vest ratably over a period of three (3) years and the terms of the stock option plan under which such options are granted shall control in the event of any conflict with the terms of this Agreement.

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d. In addition to the compensation provided in this section, during the Term of this Agreement, the Executive shall be entitled to participate in all fringe benefit programs and plans established by the Bank for its employees, including medical insurance, life insurance, pension and retirement programs, vacation pay, company-paid holidays, and other similar benefits, if any. Subject to the provisions of Section 3(e) below, the Bank reserves the right to modify, amend, or eliminate any of the Executive’s benefits without his prior approval, as long as all similarly-situated employees are treated similarly. The Executive’s entitlement to participate in fringe benefit programs and plans established by the Bank shall be governed by terms and conditions set forth in such plans.

e. Both the Bank and the Executive acknowledge that such compensation and the other covenants and agreements of the Bank contained herein are fair and adequate compensation for the Executive’s services, and for the mutual promises described below.

4. The Bank and the Executive acknowledge that, during the Term of this Agreement, the Executive’s compensation will be subject to an annual review and annual increase, the first such increase to occur on January 1, 2007 to $88,200, consistent with safe and sound banking practices, and in the discretion of the Compensation Committee.

5. The Executive acknowledges and agrees that any employee benefits provided to the Executive by the Bank incident to the Executive’s employment are governed by the applicable plan documents, summary plan descriptions or employment policies, and may be modified, suspended or revoked at any time, in accordance with the terms and provisions of the applicable documents.

RESPONSIBILITIES

6. The Executive acknowledges and agrees that he shall be employed as Chief Operating Officer and Senior Vice President of the Bank. The Executive covenants and agrees that he will faithfully devote his best efforts and his full-time focus to his positions with the Bank.

7. a. During the Term of this Agreement, the Executive shall serve as Chief Operating Officer and Senior Vice President of the Bank. During the Term of this Agreement, subject to the supervision and control of the Board of Directors of the Bank, or such officer or officers designated by the Board of Directors of the Bank, the Executive shall perform the duties and have the powers and authority which are consistent with and generally of the nature of the duties and the authority ordinarily and customarily delegated and granted to an employee in a similar position, or such other position to which the Executive may be assigned by the Board of Directors of the Bank, or such officer or officers designated by the Board of Directors of the Bank, and the Executive shall perform such other duties and have such other powers and authority as may be prescribed by the Board of Directors of the Bank, or such officer or officers designated by the Board of Directors of the Bank, from time to time. Any such other duties, powers and authority shall be consistent with the Executive’s position and shall not violate any federal, state or local laws or regulations. The Executive shall comply with all policies adopted from time to time by the Bank.

b. Notwithstanding the provisions of Section 7(a) above, but subject to the provisions of Section 13, the duties and responsibilities of the Executive may be changed or modified from time to time by the Bank at the Bank’s sole discretion. Upon changes or modifications to the Executive’s duties and responsibilities, the Executive’s employment with the Bank shall continue to be governed by the terms of this Agreement.

8. The Executive acknowledges and agrees that, during the Term of this Agreement, he has a fiduciary duty of loyalty to the Bank, and that he will not knowingly engage in any activity during the Term of this Agreement which will or could, in any material way, harm the business, business interests, or reputation of the Bank.

NONINTERFERENCE

9. a. The Executive also covenants and agrees that during the Term of this Agreement, and for one (1) year thereafter, the Executive shall not: (i) recruit, hire, or attempt to recruit or hire, directly or by assisting others, any other employees of the Bank (for purposes of this covenant, “other employees” shall refer to employees who are still actively employed by, or doing business with, the Bank at the time of the attempted recruiting or hiring), nor shall the Executive contact or communicate with any other employees of the Bank for the purpose of inducing other employees to terminate their employment with the Bank; or (ii) solicit, directly or by assisting others, the banking business of any customers of the Bank as of the date of such termination.

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b. The Executive acknowledges and agrees that in exchange for the execution of the noninterference agreement set forth above, the Executive will receive substantial, valuable consideration including: (i) confidential trade secret and proprietary information relating to the Bank, including, without limitation, information relating to the identity and special needs of the Bank’s current and prospective customers, the Bank’s current and prospective services, the Bank’s business projections and market studies, the Bank’s business plans and strategies, the Bank’s studies and information concerning special services unique to the Bank (the “Confidential Information”); (ii) employment; and (iii) compensation and benefits as described in this Agreement. The Executive acknowledges and agrees that this constitutes fair and adequate consideration for the execution of the noninterference agreement set forth above.

REMEDIES

10. In the event that the Executive violates any of the provisions set forth in this Agreement relating to NONINTERFERENCE, the Executive acknowledges and agrees that the Bank may suffer immediate and irreparable harm. Consequently, the Executive acknowledges and agrees that the Bank shall be entitled to immediate injunctive relief, either by temporary or permanent injunction and without the necessity of posting a bond or proving actual damages, to prevent such a violation.

TERMINATION

11. The Executive acknowledges and agrees that the Board of Directors of the Bank reserves the right to terminate this Agreement, for any reason, by providing the Executive with written notice of the termination, delivered in person, or by certified U.S. mail to the Executive’s last known address reflected in the Bank’s personnel records. Such notice shall be effective upon personal delivery or three (3) days after mailing by certified mail. However, if the Agreement is terminated at the Bank’s insistence without Good Cause (as defined in this Agreement), the Bank covenants and agrees to provide the Executive with the SEVERANCE set forth in Section 17 of this Agreement.

12. The Executive acknowledges and agrees that the Bank may terminate this Agreement at any time, without notice, for “Good Cause,” which is defined as the following:

a. conviction of, or a plea of nolo contendere, by the Executive to a felony or to fraud, embezzlement or misappropriation of funds;

b. the commission by the Executive of a fraudulent act or insider abuse with regard to the Bank;

c. a knowing omission, breach of trust or fiduciary duty by the Executive;

d. substantial and direct responsibility by the Executive for the insolvency of, the appointment of a conservator or receiver for, or the troubled condition, as defined by applicable regulations of the appropriate federal banking agency, of the Bank;

e. the intentional material violation by the Executive of any applicable federal banking law or regulation that has had a material adverse effect on the Bank;

f. the Executive’s intentional violation or conspiracy to violate section 215, 656, 657, 1005, 1006, 1007, 1014, 1032, or 1344 of title 18 of the United States Code, or section 1341 or 1343 of such title affecting a federally insured financial institution as defined in title 18 of the United States Code;

g. the willful failure by the Executive to adhere to the Bank’s written policies, which causes a material monetary injury or other material harm to the Bank;

h. the willful failure by the Executive to substantially perform material stated duties of the position with the Bank;

i. the removal or suspension from the performance of duties of the Executive by any bank regulatory authority;

j. appointment of a conservator or receiver for the Bank by applicable bank regulatory authorities as a result of the Executive’s misconduct;

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k. the declaration by federal bank regulators that the Bank is in a “troubled condition” as a result of the Executive’s misconduct, and while the Bank is in such a “troubled condition” as a result of the Executive’s misconduct, the Bank engages in a Change in Control transaction; or

l. the receipt by the Bank of a formal written administrative action or cease and desist order issued by a federal bank regulator, which formal action or order resulted from the Executive’s misconduct.

Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated by reason of violating Section 12(b), (c), (e), (g), or (h) until the Executive is notified in writing by the Bank (or its successor entity) of a determination by the Bank of a violation of Section 12(b), (c), (e), (g), or (h), specifying the particulars thereof in reasonably sufficient detail, and giving the Executive a reasonable opportunity (of not less than thirty (30) days), together with counsel, to explain to the Bank why there has been no violation of Section 12(b), (c), (e), (g), or (h), followed by a finding by the Bank, to be detailed in writing within a Notice of Termination, (1) that in the good faith opinion of the Bank (or its successor entity) the Executive has committed an act described in Section 12(b), (c), (e), (g), or (h) above, (2) specifying the particulars thereof in detail, and (3) determining in good faith that such violation has not been corrected, or is not capable of correction. Nothing herein shall limit the Executive’s right to contest the validity or propriety of any such determination.

13. The Bank acknowledges and agrees that the Executive reserves the right to terminate this Agreement at any time, for any reason, with or without cause, by providing thirty (30) days written notice, by personal delivery or certified United States mail, to the Bank at its principal business address of the Executive’s intention to terminate this Agreement. Such notice shall be effective upon personal delivery or three (3) days after mailing by certified mail.

14. The Executive acknowledges and agrees that in the event of the Executive’s death, this Agreement will terminate immediately, without notice, on the date of the Executive’s death. The Executive acknowledges and agrees that, in the event of his death, the Bank will pay to the Executive’s estate all compensation due and owing through the date of the Executive’s death.

15. The Executive acknowledges and agrees that this Agreement will terminate immediately, without notice, in the event the Executive becomes physically or mentally disabled, as defined by 29 C.F.R. § 1630.2(g)(1), and cannot perform the essential functions of his position, with or without reasonable accommodation for the period designated by the Executive’s disability insurance after which disability payments will begin.

16. The Executive acknowledges and agrees that in the event of termination of this Agreement, for whatever reason, whether at the insistence of the Executive or at the insistence of the Bank, the Executive will return to the Bank within two (2) business days of the time when notice of termination is communicated by either party, any and all equipment, literature, documents, data, information, order forms, memoranda, correspondence, customer and prospective customer lists, customer’s orders, records, cards or notes acquired, compiled or coming into the Executive’s knowledge, possession or control in connection with his activities as an employee of the Bank, as well as all machines, parts, equipment or other materials received from the Bank or from any of its customers, agents or suppliers, in connection with such activities.

SEVERANCE

17. The Executive and the Bank acknowledge and agree that, if the Bank elects to terminate this Agreement at any time prior to the Expiration Date for any reason other than “Good Cause,” as defined in this Agreement, the Executive shall be entitled to severance pay. Such severance pay shall be equal to $41,250, or the equivalent of one-half the Executive’s then current annual salary, whichever is greater, less statutory payroll deductions, payable over a six (6) month period in accordance with the Bank’s ordinary payroll policies and procedures, beginning on the date that the notice of termination becomes effective (the “Termination Date”). In addition, the Executive shall be entitled to participate in the medical insurance benefits of the Bank, effective on the Termination Date, for a period of six (6) months beginning on the Termination Date. The Executive’s entitlement to any severance pay under this Agreement is strictly contingent on the Executive complying with the terms of the restrictive covenants set out in Section 9 and Section 28 of this Agreement, and any material breach by the Executive of the terms of the restrictive covenants set out in Section 9 or Section 28 shall allow the Bank to immediately cease payment of any installments of such severance pay not yet paid at the time of the breach, and Bank shall have no further obligations to the

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Executive. This remedy is in addition to others available to the Bank under law or as provided in this Agreement for any breach of the restrictive covenants contained herein.

SEVERABILITY

18. The Executive acknowledges and agrees that each covenant and/or provision of this Agreement shall be enforceable independently of every other covenant and/or provision. Furthermore, the Executive acknowledges and agrees that, in the event any covenant and/or provision of this Agreement is determined to be unenforceable for any reason, the remaining covenants and/or provisions will remain effective, binding and enforceable.

WAIVER

19. The parties acknowledge and agree that the failure of either to enforce any provision of this Agreement shall not constitute a waiver of that particular provision, or of any other provisions of this Agreement.

SUCCESSORS AND ASSIGNS

20. The Executive acknowledges and agrees that this Agreement may be assigned by the Bank to any successor-in-interest and shall inure to the benefit of, and be fully enforceable by, any successor and/or assignee; and this Agreement will be fully binding upon, and may be enforced by the Executive against, any successor and/or assignee of the Bank.

21. The Executive acknowledges and agrees that his obligations, duties and responsibilities under this Agreement are personal and shall not be assignable, and that this Agreement shall be eNforceable by the Executive only. In the event of the Executive’s death, this Agreement shall be enforceable by the Executive’s estate, executors and/or legal representatives, only to the extent provided herein.

CHOICE OF LAW

22. Both parties acknowledge and agree that the law of Texas will govern the validity, interpretation and effect of this Agreement, and any other dispute relating to, or arising out of, the employment relationship between the Bank and the Executive.

MODIFICATION

23. Both parties acknowledge and agree that this Agreement and the stock option grants set forth in Section 3(c) of this Agreement constitute the complete and entire agreement between the parties; that the parties have executed this Agreement based upon the express terms and provisions set forth herein; that the parties have not relied on any representations, oral or written, which are not set forth in this Agreement; that no previous agreement, either oral or written, shall have any effect on the terms or provisions of this Agreement; and that all previous agreements, either oral or written, are expressly superseded and revoked by this Agreement.

24. Both parties acknowledge and agree that the covenants and/or provisions of this Agreement may not be modified by any subsequent agreement unless the modifying agreement; (a) is in writing; (b) contains an express provision referencing this Agreement; (c) is signed by the Executive; and (d) is approved by a majority of the Board of Directors of the Bank.

INDEMNIFICATION

25. During the Term of this Agreement, the Bank shall indemnify the Executive against all judgments, penalties, fines, amounts paid in settlement and reasonable expenses (including, but not limited to, attorneys’ fees) relating to his employment by the Bank to the fullest extent permissible under the Bank’s Articles of Incorporation, and may purchase such indemnification insurance as the Board of Directors may from time to time determine.

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LEGAL CONSULTATION

26. The Executive and the Bank acknowledge and agree that both parties have been accorded a reasonable opportunity to review this Agreement with legal counsel prior to executing the agreement.

NOTICES

27. Any and all notices of documents or other notices required to be delivered under the terms of this Agreement shall be addressed to each party as follows:

EXECUTIVE:

Brent M. Byers

BANK:

Intercontinental National Bank

CONFIDENTIALITY

28. The Executive acknowledges that he will have access, during the course of service to the Bank, to Confidential Information and products of the Bank. The Executive acknowledges that all Confidential Information provided to the Executive is provided in confidence and trust and that the Bank’s maintenance of the confidentiality of its proprietary Confidential Information to the fullest extent possible is extremely important. The Executive agrees not to use, disclose, disseminate or otherwise make available to any third party, either directly or indirectly, any Confidential Information at any time or in any manner, except as expressly authorized in writing by the Bank. The Executive agrees to take all reasonable precautions to prevent inadvertent or other disclosure, use or transfer of any of the Confidential Information. The provisions of this Section 28 shall survive the termination of this Agreement.

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EXECUTED ON THIS ___ day of ________________, 2006, in San Antonio, Texas.

EXECUTIVE:

WITNESS		Brent M. Byers

BANK:

INTERCONTINENTAL NATIONAL BANK

By:
WITNESS		Name: James E. Dawson
Title: Secretary

EXHIBIT E

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is made as of April ___, 2006, by and between Pritchard Premises Company, LLC, a Texas limited liability company (“Seller”), and Intercontinental National Bank, a national banking association (“Purchaser”).

RECITALS:

WHEREAS, Seller is the owner of the Property (as hereinafter defined) and desires to sell the Property to Purchaser, and Purchaser desires to purchase the Property from Seller, on the terms and conditions hereinafter set forth.

AGREEMENT:

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE 1
The Contract

For and in consideration of the mutual benefits enjoyed by one another under this Agreement, Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase and accept conveyance of the Property pursuant to the terms and conditions set forth in this Agreement.

ARTICLE 2
Property

As used in this Agreement, the term “Property” shall mean:

(a) The real property located at 6810 Military Drive West, San Antonio, Texas 78227, and more particularly described on Exhibit A attached hereto (the “Land”), together with all buildings, structures, parking areas, improvements, and personal property presently located upon the Land, and all rights, titles, and interests appurtenant to the Land including, but not limited to, (i) all easements, rights of way, rights of ingress and egress, tenements, hereditaments, privileges, and appurtenances in any way belonging to the Land, (ii) any land lying in the bed of any alley, highway, street, road or avenue, open or proposed, in front of or abutting or adjoining the Land, (iii) any strips or gores of real estate adjacent to the Land, and (iv) the use of all alleys, easements and rights-of-way, if any, abutting, adjacent, con-tiguous to or adjoining the Land (collectively, the "Real Property");

(b) The property listed on Exhibit B attached hereto;

(c) All real and personal property leased by Seller to Purchaser pursuant to (i) that certain Lease Agreement dated January 1, 2005, (ii) that certain Personal Property Lease (Furniture and Equipment) dated effective December 2, 2001, and (iii) that certain Personal Property Lease (Elevator - Alamo Heights) dated January 1, 2005, (collectively, the “Leases”); and

(d) All other property, real or personal, tangible or intangible, owned by Seller and either (i) located at any of Purchaser’s business locations or (ii) used in connection with Purchaser’s business.

ARTICLE 3
Purchase Price

3.1 Purchase Price. The total price (the “Purchase Price”) for which Seller agrees to sell and convey the Property to Purchaser, and which Purchaser agrees to pay or deliver to Seller, subject to the terms of this Agreement and adjustments as provided herein, shall consist of the greater of Eight Hundred Thousand and No/100 Dollars ($800,000.00), in immediately available funds payable to Seller at the Closing.

ARTICLE 4
Title Deliveries

4.1 Deed. On the Closing Date, Seller shall convey, transfer, and assign fee simple title to the Real Property to Purchaser subject only to the Permitted Exceptions (defined below). The Real Property shall be conveyed to Purchaser by Seller’s special warranty deed in substantially the same form as the form of deed attached hereto as Exhibit C (the “Deed”).

4.2 Bill of Sale. All of the Property other than the Real Property shall be conveyed to Purchaser by a Bill of Sale in substantially the same form as the form of bill of sale attached hereto as Exhibit D (“Bill of Sale”).

4.3 Title Commitment. Purchaser shall obtain the following:

(a) A Commitment for Title Insurance (the “Title Commitment”) issued by LandAmerica Financial Group Inc. (hereinafter referred to as the “Title Company”) located at 7557 Rambler Road, Suite 1200, Dallas, Texas 75231 (Rick Wilson, telephone number (214) 346-7192 or (877) 273-1770, facsimile number (877) 556-8112), covering the Real Property, setting forth the current status of the title to the Real Property, showing all liens, claims, encumbrances, easements, rights of way, encroachments, reservations, restric-tions, and any other matters affecting the Real Property, and pursuant to which the Title Company agrees to issue to Purchaser at Closing an Owner’s Policy of Title Insurance, with extended coverage, subject only to the Permitted Exceptions (the “Title Policy”); and

(b) A true, complete, legible and, where ap-plicable, recorded copy of all documents and instruments referred to or identified in the Title Commit-ment, including, but not limited to, all deeds, lien instruments, leases, plats, surveys, reservations, restrictions, and easements.

4.4 UCC Search. Purchaser shall obtain current written reports (the “UCC Searches”) from the Office of the Texas Secretary of State and the deed recording office of Bexar County, Texas, reflecting the results of current searches of the Uniform Commercial Code Records maintained by such offices, said UCC Searches to be made under the current and any former names of Seller.

4.5 Survey. Purchaser shall obtain a current “as built” ALTA/ACSM survey (the “Survey”) of the Real Property made on the ground and certified by a professional land surveyor licensed in the state in which the Real Property is located.

ARTICLE 5
Inspection and Objections

5.1 Environmental Report. Seller shall give Purchaser and Purchaser’s agents and representatives the right to conduct soil tests and other inspections on the Property. In the event that the transaction contemplated by this Agreement does not close for any reason, Purchaser shall have the obligation to repair any damage to the Property caused by such investigation, which obligation shall survive any termination of this Agreement. Purchaser covenants and agrees that the Property shall not be damaged or impaired in any way as the result of its activities on the Property. Purchaser hereby agrees to indemnify and hold Seller harmless from and against any claims, causes of action, damages and expenses (including reasonable attorneys’ fees) to the extent resulting out of any such test or inspection conducted by Purchaser on the Property. Such indemnity shall not survive the Closing or any termination of this Agreement and shall be merged therein.

5.2 Governmental Notices. As soon as practicable after the execution hereof, Seller, at Seller’s sole cost and expense, will deliver to Pur-chaser, to the extent in Seller’s possession or control, true, correct and complete copies of all notices received from governmental authorities in connection with the Property since January 1, 2003, other than property tax statements.

5.3 Procedure for Purchaser’s Objections. Purchaser shall have until the Closing Date to notify Seller in writing of any objections Purchaser may have to matters reflected in or concerning the Title Commitment, the Survey, the UCC Searches, any documents or items delivered by Seller to Purchaser, or the results of any other tests or inspections of the Property or related due diligence investigations made by Purchaser. If Purchaser shall so notify Seller of any objections, Seller may elect to cure such objections as soon as possible from the date on which Seller receives Purchaser’s objections. If Purchaser, in Purchaser’s sole discretion, is not satisfied with the results of any cure efforts by Seller, or with any other matter relating to the Property for any reason whatsoever (including the amount or terms of any financing to be obtained by Purchaser), Purchaser may terminate this Agreement by giving written notice of termination to Seller at any time prior to Closing. If Purchaser does not terminate this Agreement as provided herein, Purchaser shall be deemed to have waived the right to terminate this Agreement under this Section and shall be deemed to have accepted and approved the condition of the Property, subject to the remaining terms of this Agreement. The title exceptions to which the Purchaser does not object in accordance with this Section 5.3 and any title exceptions to which Purchaser objects that are not cured and which Purchaser is deemed to have accepted and approved in accordance with this Section 5.3 shall be hereinafter referred to as the “Permitted Exceptions.” The Permitted Exceptions shall be described in “Exhibit B” to the Deed.

ARTICLE 6
Operation of Property

6.1 Interim Operation. Seller hereby covenants and agrees that, between the date of this Agreement and the Closing Date, Seller shall:

(a) Manage, maintain and insure the Property consistent with Seller’s obligations under the Leases and Seller’s prior practice;

(b) Not commit waste of any portion of the Property;

(c) Not enter into any new leases or other agreements affecting the Property without Purchaser’s prior written consent;

(d) Advise Purchaser promptly of any litigation, arbitration, or administrative hearing before any court or governmental agency concerning or affecting the Property which is instituted or threatened after the date of this Agreement or if any representation or warranty contained in this Agreement shall become false;

(e) Not take, or omit to take, any action that would have the effect of violating any of the representations, warranties, covenants or agreements of Seller contained in this Agree-ment or any of the Leases;

(f) Not sell or assign, or enter into any agreement to sell or assign, or create or permit to exist any lien or encumbrance on, the Property or any portion thereof;

(g) Except to the extent required to be paid by Purchaser pursuant to the Leases, pay or cause to be paid all taxes, assessments, and other impositions levied or assessed on the Property or any part thereof prior to the date on which the payment thereof is due;

(h) Keep, observe, and perform all its obligations under the Leases and all other applicable agreements or contractual arrangements relating to the Property; and

(i) Use commercially-reasonable efforts to comply with all federal, state, and municipal laws, ordinances, regulations, and orders applicable to the Property.

6.2 Notices of Violation. Seller hereby covenants and agrees that all notices of violation of federal, state or municipal laws, ordinances, orders, regulations or requirements (“Notices of Violation”) issued by, or filed by, or served by, any governmental agency having jurisdiction over the Property against or affecting the Property on or before the Closing Date of which Seller have actual knowledge shall be promptly disclosed to Purchaser.

6.3 Third Party Consents. Prior to the Closing Date, Seller shall, at Seller’s expense, use reasonable efforts and cooperate with Purchaser to obtain all third party consents and approvals required in order for Purchaser to purchase the Property.

ARTICLE 7
Representations and Covenants

7.1 Representations by Purchaser. Purchaser hereby represents and warrants unto Seller that each and every one of the following statements is true, correct and complete in every material respect as of the date of this Agreement and will be true, correct and complete as of the Closing Date:

(a) Purchaser is duly organized, validly existing and in good standing under the laws of the State of Texas, and has full right, power and authority to enter into this Agreement and to assume and perform all of its obligations under this Agreement; and the execution and delivery of this Agreement and the performance by Purchaser of its obligations under this Agreement require no further action or approval of Purchaser’s directors, shareholders, managers, members, partners or of any other individuals or entities in order to constitute this Agreement as a binding and enforceable obligation of Purchaser.

(b) Purchaser is not a foreign entity, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income tax regulations).

(c) Neither the entry into nor the performance of, or compliance with, this Agreement by Purchaser has resulted, or will result, in any violation of, or default under, or result in the accelera-tion of, any obligation under any existing organizational documents, charter documents, mortgage, indenture, lien, agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule or regulation applicable to Purchaser.

7.2 Representations by Seller. Seller hereby represents and warrants unto Pur-chaser that each and every one of the following statements is true, correct and complete in every material respect as of the date of this Agreement and will be true, correct and complete as of the Closing Date:

(a) Seller is duly organized, validly existing and in good standing under the laws of the State of Texas, and has full right, power and authority to enter into this Agreement and to assume and perform all of its obligations under this Agreement; and the execution and delivery of this Agreement and the performance by Seller of its obligations under this Agreement require no further action or approval of Seller’s directors, shareholders, managers, members, partners or of any other individuals or entities in order to constitute this Agreement as a binding and enforceable obligation of Seller.

(b) Seller is not a foreign entity, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and income tax regulations).

(c) Neither the entry into nor the performance of, or compliance with, this Agreement by Seller has resulted, or will result, in any violation of, or default under, or result in the accelera-tion of, any obligation under any organizational documents, charter documents, mortgage, indenture, lien, agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule or regulation applicable to Seller or to the Property.

(d) Other than the Leases, there are no leases, management agreements, leasing agent’s agreements, equipment leases, service agreements, maintenance contracts, suppliers contracts, warranty contracts, operating agreements, or other agreements (i) to which Seller is a party or an assignee, or (ii) binding upon the Property or relating to the ownership, occupancy, operation or maintenance of the Property.

(e) No party has any right or option to acquire the Property or any portion thereof, other than Purchaser pursuant to this Agreement.

(f) There are no:

(i) pending arbitration proceedings or unsatisfied arbitration awards, or judicial proceedings or orders respecting awards, which might become a lien on the Property;

(ii) pending charges or complaints with or by city, state or federal agencies which might become a lien of the Property; or

(iii) other pending, or threatened or actual litigation claims, charges, complaints, petitions or unsatisfied orders by or before any administrative agency or court which affects the Property or might become a lien on the Property.

(g) Seller has not received any Notices of Violation.

(h) There is no condemnation proceeding pending or threatened with regard to all or part of the Property.

(i) No Hazardous Materials (defined below) are present, or have been stored, created, generated, produced, disposed of, removed, transported, or released on, in, under, above, or from the Property in violation of any environmental laws or regulations (regardless of whether any governmental agency has taken or threatened any action in connection with the presence or release of any Hazardous Materials on or from the Property). The term “Hazardous Materials” means any petroleum or petroleum product, radioactive materials, asbestos and asbestos containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls, radon gas, mold, and any other substance, waste, pollutant or contaminant listed or defined as hazardous or toxic under any environmental law applicable to the Property.

(j) To Seller’s knowledge, Seller and the Property are in compliance in all material respects with all federal, state, and municipal laws, ordinances, regulations, and orders applicable to the Property, including environmental laws, and all permits, licenses, registrations, certificates of occupancy, applications, variances, and/or other authorizations which are required for the use or operation of the Property.

(k) To Seller’s knowledge, there is no material defect in the condition of the Property, or any portion thereof, which has not been corrected or which will materially impair the use and operation of the Property, as it is currently being used, and the Property will be in good operating condition on the Closing Date.

(l) Seller is not in default, beyond any applicable notice and cure periods, of any agreement to be assumed by Purchaser at Closing, and Seller has not received any uncured written notices of default under any such agreement.

(m) The Property is (and shall be conveyed, assigned, and transferred to Purchaser at Closing) free and clear of all mortgages, liens, encumbrances, leases, licenses, concession agreements, service or maintenance agreements, security interests, prior assignments or conveyances, conditions, restrictions, rights-of-way, easements, encroachments, claims, purchase options or rights, rights of first refusal or first offer, and other matters affecting title, except for the Permitted Exceptions.

7.3 Subsequent Developments. After the date of this Agreement and until the Closing Date, Seller shall keep Purchaser fully informed of all subsequent developments which would cause any of Seller’s representations contained in this Agreement to be no longer accurate in any material respect.

ARTICLE 8
Conditions Precedent to the Closing

In addition to any other conditions set forth in this Agreement, Purchaser’s obligations to consummate the Closing is subject to the timely satisfaction of each and every one of the conditions and requirements set forth in this Article 8, all of which shall be conditions precedent to Purchaser’s obligations under this Agreement.

8.1 Seller’s Obligations. Seller shall have performed all obligations of Seller hereunder which are to be performed prior to Closing.

8.2 Seller’s Representations and Warranties. Seller’s representations and warranties set forth in Section 7.2 shall be true and correct in all material respects as if made again on the Closing Date.

8.3 Consummation of Merger Agreement. The transactions contemplated by that certain Agreement and Plan of Merger dated April __, 2006 (the “Merger Agreement”), by and among Coastal Bancshares Acquisition Corp. and Intercontinental Bank Shares Corporation shall have been consummated.

ARTICLE 9
Closing and Closing Documents

9.1 Closing. The consummation and closing (the “Closing”) of the transactions contemplated under this Agreement shall occur at one or more places as is mutually agreeable to the parties on the first business day immediately following the closing of the transactions contemplated by the Merger Agreement (the date of the Closing under this Agreement being referred to as the “Closing Date”).

9.2 Seller’s Deliveries. At the Closing and at Seller’s sole cost and expense, Seller shall deliver the following to Purchaser in addition to all other items required to be delivered to Purchaser by Seller:

(a) Deed. The Deed duly executed and acknowledged by Seller;

(b) Bill of Sale. The Bill of Sale duly executed by Seller;

(c) FIRPTA Affidavit. An affidavit from Seller in form and substance acceptable to Purchaser, as required by Section 1445 of the Internal Revenue Code, specifying (i) that Seller is not a foreign entity, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income tax regulations), (ii) Seller’s taxpayer identification number or U.S. employer identification number, (iii) Seller’s office address, and (iv) such other matters as Purchaser may reasonably require in order to satisfy itself that no withholding is required under Section 1445 of the Internal Revenue Code including an indemnity against any claim for taxes which should have been withheld;

(d) Termination of Leases. A written termination of the Leases duly executed by Seller;

(e) Authority Documents. Evidence satisfactory to Purchaser that the person or persons executing the closing documents on behalf of Seller have full right, power and authority to do so;

(f) Title Policy. The Title Policy issued by the Title Company to Purchaser insuring good and indefeasible fee simple title to the Real Property, subject only to the Permitted Exceptions, in the amount of $750,000;

(g) Miscellaneous. Such other instruments as are customarily executed in Texas to effectuate the conveyance of property similar to the Property, with the effect that, after the Closing, Purchaser will have succeeded to all right, title, and interest of Seller related to the Property and Seller will no longer have any right, title, or interest in and to the Property; and

(h) Possession. On the Closing Date, Seller shall deliver to Purchaser possession of the Property free and clear of all tenancies of every kind and parties in possession.

9.3 Purchaser’s Deliveries. At the Closing and at Purchaser’s sole cost and expense, Purchaser shall deliver the following to Seller:

(a) Purchase Price. The Purchase Price pursuant to Section 3.1 above, plus or minus the adjustments to be made at the Closing in accordance with the terms of this Agreement;

(b) Termination of Leases. A written termination of the Leases duly executed by Purchaser;

(c) Authority Documents. Evidence satisfactory to Seller that the person or persons executing the closing documents on behalf of Purchaser have full right, power and authority to do so; and

(d) Miscellaneous. Such other instruments as are customarily executed by the purchaser in Texas to effectuate the purchase of property similar to the Property.

9.4 Prorations. At Closing, all ad valorem taxes, any public assessments, and any prepaid or deferred rents or expenses, deposits, or other amounts under the Leases or otherwise relating to the Property (to the extent not currently being paid by Purchaser pursuant to the terms of the Leases) shall be prorated, adjusted and appropriated as of 12:01 A.M. on the Closing Date.

9.5 Document Preparation and Transfer Costs. Purchaser and Seller shall be responsible for their respective attorneys’ fees and other costs and expenses incurred in negotiating and performing this Agreement. Seller and Purchaser each shall pay one-half of all appraisal and escrow fees. Purchaser shall be responsible for all costs of preparing or performing any survey, UCC searches, or environmental inspections. Seller shall be responsible for all title insurance premiums and recording fees.

ARTICLE 10
Default and Remedies

10.1 Default and Remedies. If, at or prior to Closing, (i) any party hereto refuses or fails to consummate the transactions contemplated in this Agreement for any reason or (ii) any representation or warranty made by or on behalf of any party hereto shall have been materially incorrect when made or shall become incorrect in any material respect, or (iii) any party hereto shall otherwise fail in any material respect to perform any of its obligations as and when required hereunder, then Seller (in the case of Purchaser’s default) or Purchaser (if the event of Seller’s default) shall as their sole remedy have the right to terminate this Agreement by giving the other parties hereto written notice thereof, in which event no party shall have any further rights, duties or obligations hereunder. Notwithstanding the foregoing, if any party shall discover after Closing that any warranty or representation made by any other party herein or in connection with the transaction contemplated herein was materially incorrect or breached when made, the parties shall have any and all rights and remedies available at law or in equity by reason of such default.

ARTICLE 11
Brokers

11.1 Identity of Brokers. The parties hereto represent to each other than they dealt with no finder, broker or consultant in connection with this Agreement or the transactions contemplated hereby.

11.2 Indemnification by Seller. Seller agrees to, and hereby does, indemnify and save harmless Purchaser and its affiliates and their respec-tive successors and assigns against and from any loss, liability or expense, including reasonable attorneys’ fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the trans-actions contemplated hereby made by any broker, finder, con-sultant or like agent if such claim or claims made by any such broker, finder, consultant or like agent are based in whole or in part on any agreements entered into with Seller for such commission or other compensation.

11.3 Indemnification by Purchaser. Purchaser agrees to, and hereby does, indemnify and save harmless Seller and its affiliates and their respec-tive successors and assigns against and from any loss, liability or expense, including reasonable attorneys’ fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder, consultant or like agent if such claim or claims any such broker, finder, consultant or like agent are based on any agreements entered into with Purchaser for such commission or other compensation.

ARTICLE 12
Miscellaneous

12.1 Notices. Any notice provided for by this Agreement and any other notice, demand or communication which any party may wish to send to another shall be in writing and either delivered in person (including by confirmed facsimile transmission) or sent by registered or certified mail or overnight courier, return receipt requested, in a sealed envelope, postage prepaid, and addressed to the party for which such notice, demand or communication is intended at such party’s address as set forth in this Section. Purchaser’s address for all purposes under this Agreement shall be the following:

Intercontinental National Bank
c/o Coastal Bancshares Acquisition Corp.
9821 Katy Freeway
Houston, Texas 77024
Attn: Cary M. Grossman
Telecopy: (713) 722-9510

with a copy to:

Jenkens & Gilchrist, P.C.
1445 Ross Ave., Suite 3700
Dallas, Texas 75202-2799
Attention: Gregory J. Schmitt, Esq.

Peter G. Weinstock, Esq.

Telecopy: (214) 855-4300

Seller’s address for all purposes under this Agreement shall be the following:

Pritchard Premises Company, L.L.C.
c/o Mr. Steven J. Pritchard
5631 Broadway
San Antonio, Texas 78209-5719
Telecopy: (776) 775-8906

Any address or name specified above may be changed by a notice given by the addressee to the other party. Any notice, demand or other communication shall be deemed given and effective as of the date of delivery in person or receipt set forth on the return receipt. The inability to deliver because of changed address of which no notice was given, or rejection or other refusal to accept any notice, demand or other communication, shall be deemed to be receipt of the notice, demand or other communication as of the date of such attempt to deliver or rejection or refusal to accept.

12.2 Entire Agreement; Modifications and Waivers; Cumulative Remedies. This Agreement supersedes any existing letter of intent between the parties, constitutes the entire agreement between the parties hereto and may not be modified or amended except by instrument in writing signed by the parties hereto, and no provisions or conditions may be waived other than by a writing signed by the party waiving such provisions or conditions. No delay or omission in the exercise of any right or remedy accruing to Seller or Purchaser upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by Seller or Purchaser of any breach of any term, covenant or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant or condition herein contained. All rights, powers, options or remedies afforded to Seller or Purchaser either hereunder or by law shall be cumulative and not alternative, and the exercise of one right, power, option or remedy shall not bar other rights, powers, options or remedies allowed herein or by law, unless expressly provided to the contrary herein.

12.3 Exhibits. All exhibits referred to in this Agreement and attached hereto are hereby incorporated in this Agreement by reference.

12.4 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, Seller and Purchaser and their respective successors and assigns. Whenever a reference is made in this Agreement to a party, it shall include such party’s successors and assigns under this Agreement.

12.5 Article Headings. Article headings and article and section numbers are inserted herein only as a matter of convenience and in no way define, limit or prescribe the scope or intent of this Agreement or any part thereof and shall not be considered in interpreting or construing this Agreement.

12.6 Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Texas.

12.7 Time Periods. Time is of the essence as to all matters contained in the Agreement. If the final day of any time period or limitation set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the State of Texas or the federal government, then and in such event the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

12.8 Counterparts, Execution Via Facsimile. This Agreement and the documents to be delivered hereunder may be executed in any number of counter-parts and by either party hereto on a separate counterpart, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument. Any signature on this Agreement or required hereunder that is received by facsimile transmission shall operate as an original signature.

12.9 Survival. All covenants and agreements contained in the Agreement which contemplate performance after the Closing Date shall survive the Closing, and all representations, warranties and indemnities contained in this Agreement shall expressly survive the Closing and shall not be deemed to merge into, or be waived by, the Deed or any other closing documents.

12.10 Further Acts. In addition to the acts, deeds, instruments and agreements recited herein and contemplated to be performed, executed and delivered by Purchaser and Seller, Purchaser and Seller shall perform, execute and deliver or cause to be performed, executed and delivered at the Closing or after the Closing, any and all further acts, deeds, instruments and agreements and provide such further assurances as the other party or the Title Company may reasonably require to consummate the transaction contemplated hereunder. However, the foregoing shall not be deemed to (i) require Seller to expend a sum of money which it could not reasonably have anticipated on the date of execution of this Agreement, or (ii) require Purchaser to expend a sum of money which it could not reasonably have anticipated on the date of execution of this Agreement.

12.11 Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

12.12 Attorneys’ Fees. Should either party employ an attorney or attorneys in any litigation, arbitration, or other legal action relating to the subject matter of this Agreement, or to enforce any rights or recover damages for breach of this Agreement or the documents delivered pursuant hereto, the non-prevailing party in any such action agrees to pay to the prevailing party all reasonable costs, damages, and expenses, including attorneys’ fees, expended or incurred in connection therewith.

IN WITNESS WHEREOF, this Agreement has been entered into effective as of the date first written above.

SELLER:

PRITCHARD PREMISES COMPANY, LLC, a Texas limited liability company

By:
Name: Steven J. Pritchard
Title: President

PURCHASER:

INTERCONTINENTAL NATIONAL BANK, a national banking association

By:
Name: James E. Dawson
Title: Secretary

[Signature Page to Asset Purchase Agreement]

EXHIBIT A

Legal Description

1

EXHIBIT B

Personal Property Inventory

Leased Furniture & Equipment from Pritchard Premises Co., LLC by Intercontinental National Bank

Furniture and Equipment Description	ID#	Cost
Credenza	100	$650.00
One coat -rack	101	$50.00
Desk	102	$900.00
One side chair	103	$60.00
One side chair	104	$60.00
Computer table	105	$160.00
One executive chair	106	$150.00
One brass lamp	107	$35.00
One side chair	108	$60.00
One side chair	109	$60.00
One executive leather chair	110	$200.00
One desk	111	$600.00
One large credenza.	112	$650.00
One brass coat rack	113	$50.00
One desk & return	114	$600.00
One computer table	115	$50.00
One desk	116	$700.00
One secretarial chair	117	$75.00
One desk & return	118	$700.00
One secretarial chair	119	$75.00
One desk	120	$900.00
One computer desk	121	$160.00
One side chair	122	$80.00
One side chair	123	$80.00
One executive chair	124	$150.00
One bookcase	125	$50.00
One desk	126	$150.00
Secretarial chair	127	$75.00
One side chair	128	$60.00
One executive chair	129	$150.00
One brass coat rack	130	$50.00
One executive chair	131	$200.00
One bookcase	132	$50.00
One brass coat rack	133	$50.00
One desk	134	$600.00
One side chair	135	$60.00
One secretarial chair	136	$75.00
One rectangular table	137	$150.00
One lamp	138	$20.00
One folding table	139	$20.00
One single chair	140	$50.00
One single chair	141	$75.00
One refrigerator	142	$50.00

2

EXHIBIT B

(continued)

One desk	143	$600.00
One secretarial chair	144	$75.00
One side chair	145	$60.00
One desk & return	146	$600.00
One secretarial chair	147	$75.00
One desk & return	148	$600.00
One secretarial chair	149	$75.00
One desk & return	150	$600.00
One secretarial chair	151	$75.00
One lateral file	152	$150.00
One desk	153	$350.00
One side chair	154	$150.00
One side chair	155	$150.00
One computer table	156	$160.00
One bookcase	157	$50.00
Custom wall unit	158	$2,820.00
Conference table	159	$1,290.84
Conference chair	160	$323.25
Conference chair	161	$323.25
Conference chair	162	$323.25
Conference chair	163	$323.25
Conference chair	164	$323.25
Conference chair	165	$323.25
Glass/lateral 34 ¼" x 19 1/8"	166	$24.78
Glass/lateral 34 ¼" x 19 1/8"	167	$24.78
Glass/lateral 34 ¼" x 19 1/8"	168	$24.78
Glass/lateral 34 ¼" x 19 1/8"	169	$24.78
Glass/Desk 32 ¾" x 58 ¾"	170	$71.12
Glass/Credenza 19 1/8" x 70 3/8"	171	$49.57
Glass/Credenza 19 1/8" x 70 3/8"	172	$49.57
Glass/Credenza 19 1/8" x 70 3/8"	173	$49.57
Glass 24" round	174	$23.71
Credenza	175	$1,048.41
Credenza	176	$1,048.41
Credenza	177	$1,048.41
Lateral files	178	$716.97
Lateral files	179	$716.97
Lateral files	180	$716.97
End table	181	$307.09
Key board drawer	182	$230.80
Key board drawer	183	$230.80
Key board drawer	184	$230.80
	Total Cost:	$25,648.63

3

EXHIBIT B

(continued)

4

EXHIBIT C

Form of Special Warranty Deed

[NOTE: TO BE PREPARED AND ATTACHED PRIOR TO CLOSING]

5

EXHIBIT D

Form of Bill of Sale

[NOTE: TO BE PREPARED AND ATTACHED PRIOR TO CLOSING]

6

EXHIBIT F

7

Coastal Bancshares Acquisition Corp.
9821 Katy Freeway
Suite 500
Houston, Texas 77024

Intercontinental Bank Shares Corporation
686 Military Drive West
San Antonio, Texas 78227

April ___, 2006

The undersigned, in connection with that certain Agreement and Plan of Merger, dated as of April ___, 2006, by and between Coastal Bancshares Acquisition Corp. (“Coastal”), Coastal Merger Corp. (the “Merger Sub”) and Intercontinental Bank Shares Corporation (the “Company”), pursuant to which Merger Sub will merge with and into the Company and the Company will be the surviving corporation and a wholly owned subsidiary of Coastal (the “Merger”), hereby agrees as follows:

1.

The undersigned will exercise in full, prior to the closing of the Merger, that certain Non-Statutory Stock Option Agreement, dated September 3, 1999, by and between the Company and the undersigned, for the purchase of Fifty-Nine Thousand Three Hundred Seventy-Five (59,375) shares of common stock of the Company in accordance with the terms of such stock option agreement.

2.

The undersigned will exercise in full, prior to the closing of the Merger, that certain Non-Statutory Stock Option Agreement, dated January 1, 2006, by and between the Company and the undersigned, for the purchase of Sixty-Five Thousand Six Hundred Twenty-Five (65,625) shares of common stock of the Company in accordance with the terms of such stock option agreement.

3.

The undersigned acknowledges and agrees that any options to purchase shares of the common stock of the Company outstanding pursuant to the above referenced option agreements that have not been exercised prior to the closing of the Merger shall expire and the undersigned will have no further rights under such option agreements or to any shares of common stock of the Company whatsoever.

8

IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first written above.

Steven J. Pritchard

By:
Name: Steven J. Pritchard

9

EXHIBIT G

10

Form of Opinion

1.

The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.

2.

The Delaware Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

3.

The Bank is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

4.

Each of the Company, the Delaware Company and the Bank is duly qualified or licensed to do business and is in good standing as a foreign corporation in all jurisdictions where the nature or conduct of its business as now conducted requires such qualification, except where the failure to be so qualified would not have a Material Adverse Change on the Company.

5.

The Company, the Delaware Company and the Bank, as applicable, have all requisite organizational power and authority necessary to enter into and to perform their obligations under the Merger Agreement and the other documents related thereto to which each is a party.

6.

The Merger Agreement and the other documents related thereto to which it is a party have been duly executed and delivered by, and constitute valid and binding obligations of the Company, the Delaware Company and Bank, as applicable, enforceable in accordance with their terms.

7.

The Merger has been approved by the Board of Directors of the Company. The Merger has been approved by the holders of all of the shares of Company Common Stock entitled to vote on the Merger. Based on the foregoing, the Merger has been approved as required by the Texas Business Corporation Act.

8.

The execution and delivery by the Company of the Merger Agreement and the Company, the Delaware Company and the Bank, as applicable, of the other documents related thereto to which it is a party and the performance of its obligations thereunder and the consummation of the transactions contemplated by the Merger Agreement and the other documents related thereto do not and will not (a) conflict with or result in any breach or violation of any provision of the charter, by-laws, or other organizational documents of the Company, the Delaware Company or the Bank, as applicable, (b) conflict with, or constitute a default under, any Material Contract, (c) violate in any material way any law, statute, rule, or regulation applicable to the Company, the Delaware Company or the Bank, or (d) violate any order or other restriction of any Governmental Entity or court applicable to the Company, the Delaware Company or the Bank of which we are aware.

9.

The Company’s authorized capitalization consists of __________ shares of Company Common Stock. As of the date hereof _________ shares of Company Common Stock are issued and outstanding. No other shares of capital stock of the Company are authorized, issued or outstanding. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, except as set forth in 12 USC § 55, and were not issued in violation of any preemptive rights. To our knowledge, there are no other options, calls, warrants or other securities or rights outstanding that are convertible into or exercisable for any shares of the capital stock of the Company.

10.

The Delaware Company’s authorized capitalization consists of __________ shares of common stock. As of the date hereof _________ shares of the Delaware Company common stock are issued and outstanding. No other shares of capital stock of the Delaware Company are authorized, issued or outstanding. All of the outstanding shares of capital stock of the Delaware Company are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights. To our knowledge, there are no other options, calls, warrants or other securities or rights outstanding that are convertible into or exercisable for any shares of the capital stock of the Delaware Company.

11.

The Bank’s authorized capitalization consists of __________ shares of the Bank common stock. As of the date hereof _________ shares of the Bank common stock are issued and outstanding. No other shares of capital stock of the Bank are authorized, issued or outstanding. All of the outstanding shares of capital stock of the Bank are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights. To our knowledge, there are no other options, calls, warrants or other securities or rights outstanding that are convertible into or exercisable for any shares of the capital stock of the Bank.

11

EXHIBIT H

12

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
COASTAL BANCSHARES ACQUISITION CORP.

______________________________________________________

Pursuant to the provisions of Section 102
of the General Corporation Law of
the State of Delaware

______________________________________________________

Coastal Bancshares Acquisition Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

First: The name of the Corporation is Coastal Bancshares Acquisition Corp. A Certificate of Incorporation of the Corporation was originally filed by the Corporation with the Secretary of State of Delaware on May 19, 2004. An Amended and Restated Certificate of Incorporation was filed on August 13, 2004 and a Certificate of Correction was filed on April 11, 2005 and September 13, 2005. The Corporation was originally incorporated under the name Coastal Bancshares Acquisition Corporation.

Second: This Second Amended and Restated Certificate of Incorporation which restates, amends and supersedes the Amended and Restated Certificate of Incorporation of the Corporation as originally filed and thereafter amended and restated, was duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL, and was approved by a vote of the stockholders of the Corporation entitled to vote thereon in accordance with the DGCL.

Third: The text of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended, restated and superseded to read in its entirety as follows:

FIRST. The name of the corporation is __________________.

SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The nature of the business or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

In addition to the powers and privileges conferred upon the corporation by law and those incidental thereto, the corporation shall possess and may exercise all the powers and privileges which are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the corporation.

FOURTH. The total number of shares of capital stock which the Corporation shall have authority to issue is fifty five million shares, consisting of fifty million (50,000,000) shares of common stock, par value $0.01 per share (“Common Stock”), and five million (5,000,000) shares of preferred stock, par value $0.01 per share (“Preferred Stock”).

FIFTH. The Board of Directors is hereby expressly authorized, by resolution or resolutions from time to time adopted, to provide, out of the unissued shares of Preferred Stock, for the issuance of the Preferred Stock in one or more classes or series. Before any shares of any such class or series are issued, the Board of Directors shall fix and state, and hereby is expressly empowered to fix, by resolution or resolutions, the designations, preferences, and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitations or restrictions thereon, including, but not limited to, determination of any of the following:

(a) the designation of such class or series, the number of shares to constitute such class or series and the stated value thereof if different from the par value thereof;

(b) whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be full, special or limited, and whether the shares of such class or series shall be entitled to vote as a separate class either alone or together with the shares of one or more other classes or series of stock;

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(c) the dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation that such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of the same class;

(d) whether the shares of such class or series shall be subject to redemption by the Corporation at its option or at the option of the holders of such shares or upon the happening of a specified event, and, if so, the times, prices and other terms, conditions and manner of such redemption;

(e) the preferences, if any, and the amount or amounts payable upon shares of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(f) whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g) whether the shares of such class or series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of stock of any other class or any other series of the same class or any other class or classes of securities or property and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h) the limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding, upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of the same class;

(i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of the same class or of any other class; and

(j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other classes or series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series unissued shares of the Preferred Stock designated for such class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

SIXTH. The Board of Directors shall be divided into three classes:  Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. The initial director, as Class C director, and his term expiring at the Corporation’s third Annual Meeting of Stockholders, shall elect additional Class A, Class B and Class C directors. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly

2

created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

SEVENTH. Elections of directors need not be by ballot unless the bylaws of the corporation shall so provide.

EIGHTH. The original bylaws of the corporation shall be adopted in any manner provided by law. Thereafter, the bylaws of the corporation may from time to time be altered, amended or repealed, or new bylaws may be adopted, by the Board of Directors or by holders of the outstanding shares of stock of the corporation entitled to vote.

NINTH. The corporation may agree to the terms and conditions upon which any director, officer, employee or agent accepts his office or position and in its bylaws, by contract or in any other manner may agree to indemnify and protect any director, officer, employee or agent of the corporation, or any person who serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the extent permitted by the laws of the State of Delaware.

TENTH. A director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any repeal or modification of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

ELEVENTH. The corporation shall, to the fullest extent permitted by the General Corporation Law of Delaware as the same exists or may hereafter be amended, indemnify any and all persons who it shall have power to indemnify under such law from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law, and, in addition, to the extent permitted under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his director or officer capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

TWELFTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Certificate of Incorporation to be duly executed on behalf of the Corporation on __________, 200__.

By:
Name: Cary M. Grossman
Title: Co-Chief Executive Officer

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Annex B

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
COASTAL BANCSHARES ACQUISITION CORP.

______________________________________________________

Pursuant to the provisions of Section 102
of the General Corporation Law of
the State of Delaware

______________________________________________________

Coastal Bancshares Acquisition Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

First: The name of the Corporation is Coastal Bancshares Acquisition Corp. A Certificate of Incorporation of the Corporation was originally filed by the Corporation with the Secretary of State of Delaware on May 19, 2004. An Amended and Restated Certificate of Incorporation was filed on August 13, 2004 and a Certificate of Correction was filed on April 11, 2005 and September 13, 2005. The Corporation was originally incorporated under the name Coastal Bancshares Acquisition Corporation.

Second: This Second Amended and Restated Certificate of Incorporation which restates, amends and supersedes the Amended and Restated Certificate of Incorporation of the Corporation as originally filed and thereafter amended and restated, was duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL, and was approved by a vote of the stockholders of the Corporation entitled to vote thereon in accordance with the DGCL.

Third: The text of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended, restated and superseded to read in its entirety as follows:

FIRST. The name of the corporation is __________________.

SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The nature of the business or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

In addition to the powers and privileges conferred upon the corporation by law and those incidental thereto, the corporation shall possess and may exercise all the powers and privileges which are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the corporation.

FOURTH. The total number of shares of capital stock which the Corporation shall have authority to issue is fifty five million shares, consisting of fifty million (50,000,000) shares of common stock, par value $0.01 per share (“Common Stock”), and five million (5,000,000) shares of preferred stock, par value $0.01 per share (“Preferred Stock”).

FIFTH. The Board of Directors is hereby expressly authorized, by resolution or resolutions from time to time adopted, to provide, out of the unissued shares of Preferred Stock, for the issuance of the Preferred Stock in one or more classes or series. Before any shares of any such class or series are issued, the Board of Directors shall fix and state, and hereby is expressly empowered to fix, by resolution or resolutions, the designations, preferences, and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitations or restrictions thereon, including, but not limited to, determination of any of the following:

(a) the designation of such class or series, the number of shares to constitute such class or series and the stated value thereof if different from the par value thereof;

(b) whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be full, special or limited, and whether the

1

shares of such class or series shall be entitled to vote as a separate class either alone or together with the shares of one or more other classes or series of stock;

(c) the dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation that such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of the same class;

(d) whether the shares of such class or series shall be subject to redemption by the Corporation at its option or at the option of the holders of such shares or upon the happening of a specified event, and, if so, the times, prices and other terms, conditions and manner of such redemption;

(e) the preferences, if any, and the amount or amounts payable upon shares of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(f) whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g) whether the shares of such class or series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of stock of any other class or any other series of the same class or any other class or classes of securities or property and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h) the limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding, upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of the same class;

(i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of the same class or of any other class; and

(j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other classes or series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series unissued shares of the Preferred Stock designated for such class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

SIXTH. The Board of Directors shall be divided into three classes:  Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. The initial director, as Class C director, and his term expiring at the Corporation’s third Annual Meeting of Stockholders, shall elect additional Class A, Class B and Class C directors. The directors in Class A shall be elected for a term expiring at the first Annual Meeting of Stockholders, the directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the third Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the GCL may otherwise require, in

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the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

SEVENTH. Elections of directors need not be by ballot unless the bylaws of the corporation shall so provide.

EIGHTH. The original bylaws of the corporation shall be adopted in any manner provided by law. Thereafter, the bylaws of the corporation may from time to time be altered, amended or repealed, or new bylaws may be adopted, by the Board of Directors or by holders of the outstanding shares of stock of the corporation entitled to vote.

NINTH. The corporation may agree to the terms and conditions upon which any director, officer, employee or agent accepts his office or position and in its bylaws, by contract or in any other manner may agree to indemnify and protect any director, officer, employee or agent of the corporation, or any person who serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the extent permitted by the laws of the State of Delaware.

TENTH. A director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any repeal or modification of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

ELEVENTH. The corporation shall, to the fullest extent permitted by the General Corporation Law of Delaware as the same exists or may hereafter be amended, indemnify any and all persons who it shall have power to indemnify under such law from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law, and, in addition, to the extent permitted under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his director or officer capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.4

TWELFTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Certificate of Incorporation to be duly executed on behalf of the Corporation on __________, 200__.

By:	/s/
Name: Cary M. Grossman
Title: Co-Chief Executive Officer

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Annex C

2006 OMNIBUS STOCK INCENTIVE PLAN

OF

COASTAL BANCSHARES ACQUISITION CORP.

ARTICLE I. GENERAL

SECTION 1.1. Purpose of the Plan. The 2006 Omnibus Stock Incentive Plan of Coastal Bancshares Acquisition Corp. is intended to advance the best interests of the Company, its Subsidiaries and its stockholders in order to attract, retain and motivate directors, officers, key employees and consultants by providing them with additional incentives through the award of (i) Options (including Reload Options) to purchase shares of Common Stock (which Options may be Incentive Stock Options or Non-Qualified Stock Options); (ii) Stock Appreciation Rights, and (iii) shares of Restricted Stock.

SECTION 1.2. Definitions. For purposes of this Plan, the following definitions shall apply:

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Award” means a grant under this Plan in the form of Options, Restricted Stock or Stock Appreciation Rights.

“Board” means the Board of Directors of the Company.

“Cause” with respect to any Participant has the meaning given that term or any substantially comparable term or usage in any employment or severance arrangement applicable to the Participant and approved by the Board or the Committee, or in the absence of any such arrangement or term, means:

(a)

the willful and continued failure by the Participant to substantially perform his duties with the Company or a Subsidiary (other than any such failure resulting from the Participant’s Disability), within a reasonable period of time after a written demand for substantial performance is delivered to the Participant by the board of directors of the Participant’s employer, which demand specifically identifies the manner in which the board of directors of the Participant’s employer believes that the Participant has not substantially performed his duties;

(b)

the failure by the Participant to materially conform to the Company’s policies and procedures, within a reasonable period of time after a written demand for substantial performance is delivered to the Participant by the board of directors of the Participant’s employer, which demand specifically identifies the manner in which the board of directors of the Participant’s employer believes that the Participant has failed to materially conform to the Company’s policies and procedures;

(c)

the willful engaging by the Participant in conduct that is demonstrably and materially injurious to the Company or a Subsidiary, monetarily or otherwise; or

(d)

the engaging by the Participant in egregious misconduct involving serious moral turpitude to the extent that, in the reasonable judgment of the board of directors of the Participant’s employer, the Participant’s credibility and reputation no longer conform to the standard of the employer’s employees. For purposes of the Plan, no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company.

“Change in Control” with respect to any Participant has the meaning given that term or any substantially comparable term or usage in any employment or severance arrangement applicable to the Participant and approved by the Board or the Committee, or in the absence of any such arrangement or term, means the occurrence of any of the following events:

(a)

Any “person” (as such term is used in Section 13(d) and 14(d)(2) of the 1934 Act), becomes the beneficial owner, directly or indirectly, of Voting Securities representing thirty percent (30%) or more of the

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combined voting power of the Company’s then outstanding Voting Securities or, if a person is the beneficial owner, directly or indirectly, of Voting Securities representing thirty percent (30%) or more of the combined voting power of the Company’s outstanding Voting Securities as of the date the particular Award is granted, such person becomes the beneficial owner, directly or indirectly, of additional Voting Securities representing ten percent (10%) or more of the combined voting power of the Company’s then outstanding Voting Securities,

(b)

Individuals constituting the Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office,

(c)

The stockholders of the Company approve (x) any consolidation or merger of the Company or any of its subsidiaries that results in the holders of the Company’s Voting Securities immediately prior to the consolidation or merger having (directly or indirectly) less than a majority ownership interest in the outstanding Voting Securities of the surviving corporation immediately after the consolidation or merger, (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transaction) of all, or substantially all, of the assets of the Company, or (z) any plan or proposal for the liquidation of dissolution of the Company;

(d)

The stockholders of the Company accept a share exchange, with the result that stockholders of the Company immediately before such share exchange do not own, immediately following such share exchange, at least a majority of the Voting Securities of the entity resulting from such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange; or

(e)

Any tender or exchange offer is made to acquire thirty percent (30%) or more of the Voting Securities of the Company, other than an offer made by the Company, and shares are acquired pursuant to that offer.

For purposes of this definition, the term “Voting Securities” means equity securities, or securities that are convertible or exchangeable into the equity securities, that have the right to vote generally in the election of at least a majority of the Board that have,

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means a committee of at least two members of the Board designated to administer the Plan. If it is intended that the Committee satisfy the requirements of Rule 16b-3 under the 1934 Act and Section 162(m) of the Code, then all of the members of the Committee, at the time of service on the Committee hereunder, should be “Non-Employee Directors,” as defined in Rule 16b-3(b)(3) under the 1934 Act and “Outside Directors,” as defined in Treasury Regulation Section 162-27(e)(3), under the Code. If no Committee has been designated to administer the Plan, references to the Committee shall be deemed to be references to the Board, whose members shall not be required to meet the qualifications of this definition.

“Common Stock” means the common stock, par value $0.01 per share, of the Company.

“Company” means Coastal Bancshares Acquisition Corp. and its successors and assigns.

“Date of Termination” of a Participant means the first day occurring on or after the date on which a Participant is granted an Award on which the Participant is not employed by the Company or any Subsidiary, regardless of the reason for the termination of employment; provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries; and further provided that the Participant’s employment shall not be considered terminated while the Participant is on a leave of absence from the Company or a Subsidiary approved by the Participant’s employer. If, as a result of a sale or other transaction, the Participant’s employer ceases to be a Subsidiary (and the Participant’s employer is or becomes an entity that is separate from the Company), the occurrence of such transaction shall be treated as the Participant’s Date of Termination caused by the Participant being discharged by the employer.

“Disability” with respect to any Participant has the meaning given that term or any substantially comparable term or usage in any employment or severance arrangement applicable to the Participant and approved by the Board or the Committee, or in the absence of any such arrangement or term, means, except as otherwise determined by the Committee, a condition that renders the Participant unable, by reason of a medically determinable physical or mental

2

impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

“Eligible Participant” has the meaning given in Section 1.4.

“Expiration Date” with respect to an Award means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Incentive Stock Option shall not be later than the earliest to occur of: (i) the ten-year anniversary of the date on which the Award is granted; provided, however, that the expiration date of an Incentive Stock Option granted to any person who owns (within the meaning of Section 422(b)(6) of the Code), directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock shall not be later than the fifth anniversary of the date on which the Award is granted; or (ii) if the Participant’s Date of Termination occurs by reason of Disability, the one-year anniversary of such Date of Termination or if the Participant’s Date of Termination occurs for a reason other than Disability, 90 days after such Date of Termination.

“Fair Market Value” of a share of Common Stock on any date of reference means the closing price on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For purposes of this Plan, the “Closing Price” of the Common Stock on any business day shall be: (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange or included in the National Market System of the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the last reported sale price of Common Stock on such exchange or system, as reported in any newspaper of general circulation; (ii) if the Common Stock is quoted on NASDAQ, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system; (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days; or, (iv) in lieu of the above, if actual transactions in the Common Stock are reported on a consolidated transaction reporting system, the last sale price of the Common Stock for such day and on such system.

“Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code.

“Non-Qualified Stock Option” means an Option granted under the Plan other than an Incentive Stock Option.

“Original Option” means an Option with respect to which a Reload Option is granted pursuant to Section 2.1(g).

“Participant” means any Eligible Participant that is granted an Award under the Plan.

“Plan” means the 2006 Omnibus Stock Incentive Plan of Coastal Bancshares Acquisition Corp.

“Reload Option” means a Reload Option granted pursuant to Section 2.1(g).

“Restricted Stock Award” means an Award of stock of the Company that is granted pursuant to Article III that is subject to the restrictions imposed by Article III.

“Retirement” with respect to any Participant has the meaning given that term or any substantially comparable term or usage in any employment or severance arrangement applicable to the Participant and approved by the Board or the Committee, or in the absence of any such arrangement or term, means the termination of the Participant’s employment by the Company or a Subsidiary other than discharge for cause, after age 65, or on or before age 65 if pursuant to the terms of any retirement plan maintained by the Company or any of its Subsidiaries in which such person participates.

“Stock Appreciation Right” means a Stock Appreciation Right granted pursuant to Section 2.2 of this Plan.

“Subsidiary” of the Company means any corporation, partnership or other entity that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

“Withholding Tax” means any Federal, state or local withholding tax liability.

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SECTION 1.3. Administration of the Plan.

(a) The Plan shall be administered by the Committee. The Committee shall have authority to interpret conclusively the provisions of the Plan, to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide conclusively all questions of fact arising in the application of the Plan, to establish performance criteria in respect of Awards under the Plan, to certify that Plan requirements have been met for any Participant in the Plan, to submit such matters as it may deem advisable to the Company’s stockholders for their approval, and to make all other determinations and take all other actions necessary or desirable for the administration of the Plan. The Committee is expressly authorized to adopt rules and regulations limiting or eliminating its discretion in respect of certain matters as it may deem advisable to comply with or obtain preferential treatment under any applicable tax or other law rule, or regulation. All decisions and acts of the Committee shall be final and binding upon all affected Plan Participants.

(b) The Committee shall designate the Eligible Participants, if any, to be granted Awards and the type and amount of such Awards and the time when Awards will be granted. All Awards granted under the Plan shall be on the terms and subject to the conditions determined by the Committee consistent with the Plan.

SECTION 1.4. Eligible Participants. Directors of the Company, key employees, including officers, and consultants to the Company and its Subsidiaries shall be eligible for Awards under the Plan; provided, however, that only employees of the Company and its corporate Subsidiaries shall be eligible for Awards of Options granted in accordance with Section 2.3(i).

SECTION 1.5. Awards Under the Plan. Awards to Eligible Participants may be in the form of (i) Options (including Reload Options); (ii) Stock Appreciation Rights; (iii) shares of Restricted Stock; or (iv) any combination of the foregoing.

SECTION 1.6. Shares Subject to the Plan.

(a) General limitation. The aggregate number of shares of Common Stock that may be issued under the Plan shall be 850,000. Shares distributed pursuant to the Plan shall consist of authorized but unissued shares of the Company, unless the Board determines in its sole discretion that any shares to be distributed shall consist of treasury stock of the Company. If any Award under the Plan shall expire, terminate or be canceled (including cancellation upon the Participant’s exercise of a related Award) for any reason without having been exercised in full, or if any Award shall be forfeited to the Company, the unexercised or forfeited Award shall not count against the above limits and shall again become available for grants under the Plan (unless the holder of such Award received dividends or other economic benefits with respect to such Award, which dividends or other economic benefits are not forfeited, in which case the Award shall count against the above limits). Shares of Common Stock equal in number to the shares surrendered in payment of the option price, and shares of Common Stock that are withheld in order to satisfy Federal, state or local tax liability, shall not count against the above limits. Only the number of shares of Common Stock actually issued upon exercise of a Stock Appreciation Right shall count against the above limits, and any shares that were estimated to be used for such purposes and were not in fact so used shall again become available for grants under the Plan. Cash exercises of Stock Appreciation Rights and cash settlement of other Awards will not count against the above limits.

(b) Additional Limitations.

(i) The aggregate number of shares of Common Stock that may be granted pursuant to an Award of Options or Stock Appreciation Rights that may be awarded to any Eligible Participant shall not exceed 850,000 during any calendar year.

(ii) The Fair Market Value of shares of Common Stock that may be subject to Restricted Stock Awards that are intended to be “performance based compensation” (as that term is used in Section 162(m) of the Code) may not exceed $1,000,000.

(iii) The number of shares of Common Stock that will be available under the Plan for Options granted in accordance with Section 2.3(i) is 850,000.

SECTION 1.7. Other Compensation Programs. Nothing contained in the Plan shall be construed to preempt or limit the authority of the Board to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Board (i) to grant incentive awards for proper corporate purposes otherwise than under the Plan to

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any employee, officer, director or other person or entity or (ii) to grant incentive awards to, or assume incentive awards of, any person or entity in connection a Change in Control.

SECTION 1.8. Award Agreements. Each Award shall be evidenced by an agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or applicable law.

ARTICLE II. STOCK OPTIONS AND SARS

SECTION 2.1. Terms and Conditions of Options. Subject to the following provisions, all Options granted under the Plan to an Eligible Participant shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine consistent with the Plan.

(a) Exercise Price. The exercise price per share shall be determined by the Committee, except that in no event will the exercise price per share for an Option be less than 100 percent of the Fair Market Value, as determined by the Committee, of a share of Common Stock on the date the Option is granted (110 percent in the case of an Incentive Stock Option granted to a person who owns (within the meaning of Section 422(b)(6) of the Code) directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock).

(b) Term of Option. The term of an Option shall be determined by the Committee, except that, in the case of an Incentive Stock Option, the term of the Option shall not exceed ten years from the date of grant unless the grant is to a person who owns (within the meaning of Section 422(b)(6) of the Code), directly or indirectly, stock possessing more that 10% of the total combined voting power of all classes of the Company’s stock, in which case the term of the Option shall not exceed five years from the date of grant, and, notwithstanding any other provision of this Plan, no Option shall be exercised after the expiration of its term.

(c) Exercise of Options. Options shall be exercisable at such time or times and subject to such terms and conditions as the Committee shall specify in the Option Agreement. The vesting and number of Options that become exercisable may be conditioned upon the completion of a specified period of service with the Company or its Subsidiaries or upon the attainment of any of the following specified performance goals as fixed by the Committee: (i) net income before or after extraordinary items, operating income, income before taxes, earnings before depreciation, interest and taxes, cash flow or revenues of (x) the Company on a consolidated basis, (y) one or more Subsidiaries or (z) one or more operating divisions, departments, units or segments of the Company or one or more of its Subsidiaries; (ii) return on equity; (iii) return on capital employed; (iv) return on net assets; (v) increases in the market price of the Common Stock or other securities of the Company before or after dividends; (vi) the performance of the Company’s Common Stock or other securities in comparison to other stocks, stock indexes or groups of stocks or other investments; (vii) increases in sales, margins or profit on a Company, Subsidiary, division, department unit, segment, product or product line basis; or (viii) any combination of the above. Unless the Option Agreement specifies otherwise, the Committee shall have discretion at any time to accelerate such time or times and otherwise waive or amend any conditions in respect of all or any portion of the Options held by any Participant. An Option may be exercised in accordance with its terms as to any or all shares purchasable thereunder.

(d) Payment for Shares. The Committee may authorize payment for shares as to which an Option is exercised to be made in cash, shares of Common Stock owned by the Participant for at least six months, or a combination thereof, by “cashless exercise” or in such other manner as the Committee in its discretion may provide. The Committee, in its sole discretion and on such terms as it may determine, may loan money to the Participant, guarantee a loan to the Participant, or otherwise assist the Participant to obtain the necessary cash to exercise all, or a portion of, an Award granted hereunder, or to pay any tax liability of the Participant attributable to such exercise.

(e) Stockholder Rights. The holder of an Option shall, as such, have none of the rights of a stockholder.

(f) Termination of Employment. The Committee shall have discretion to specify in the Option Agreement, or, with the consent of the Participant, an amendment thereof, provisions with respect to the period, not extending beyond the term of the Option, during which the Option may be exercised following the optionee’s termination of employment, provided, however, that Incentive Stock Options that have not been previously exercised, must be exercised within three months following the Participant’s termination of employment unless employment is terminated because of Disability, in which event the exercise period is extended to one year following termination.

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(g) Reload Options. The Committee shall have the authority to specify, at the time of grant or, with respect to Non-Qualified Stock Options, at or after the time of grant, that the Participant to whom an Option is or was granted under this Plan (which, except in the case of an Incentive Stock Option, may include a former salaried officer or key employee of the Company or any Subsidiary) shall be granted a Reload Option in the event such person exercises all or a part of an Original Option by surrendering in accordance with Section 2.1(d) of this Plan already owned shares of unrestricted Common Stock in full or partial payment of the exercise price under such Original Option, subject to the availability of shares of stock under this Plan at the time of such exercise. Each Reload Option shall cover a number of shares of stock equal to the number of shares of stock surrendered in payment of the exercise price under such Original Option, shall have an exercise price per share of stock equal to the Fair Market Value of the stock on the date of grant of such Reload Option and shall expire on the stated expiration date of the Original Option. A Reload Option shall be exercisable at any time and from time to time from and after the date of grant of such Reload Option (or, as the Committee in its sole discretion shall determine at or after the time of grant, at such time or times as shall be specified in the Reload Option). Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions, consistent with this Section 2.1(g), as the Committee in its sole discretion shall specify at or after the time of grant of such Reload Option. A Reload Option shall contain such other terms and conditions, which may include a restriction on the transferability of the shares of stock received upon exercise of the Original Option representing at least the after-tax profit received upon exercise of the Original Option, as the Committee in its sole discretion shall deem desirable and which may be set forth in rules or guidelines adopted by the Committee or in the Option Agreement evidencing the Reload Option.

SECTION 2.2. Stock Appreciation Rights. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the right, all or a portion of the excess of (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (ii) a specified price that shall not be less than 100% of the Fair Market Value of the shares of Common Stock at the time of grant. Stock Appreciation Rights may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected. A Stock Appreciation Right may not be exercised at any time when the Fair Market Value of the shares of Common Stock to which it relates does not exceed the exercise price of the Option associated with those shares of Common Stock. A Stock Appreciation Right issued in connection with an Option may be exercised at any time the Option to which it relates is exercisable, but only to the extent the Option to which it relates is then exercisable, and shall be subject to the conditions applicable to such Option.

SECTION 2.3. Statutory Options. Subject to the limitations on Option terms set forth in Section 2.1(b), and subject to obtaining stockholder approval of the Plan within 12 months after the Plan is adopted, the Committee shall have the authority to grant (i) Incentive Stock Options within the meaning of Section 422 of the Code and (ii) Options containing such terms and conditions as shall be required to qualify such Options for preferential tax treatment under the Code as in effect at the time of such grant. Options granted pursuant to this Section 2.3 may contain such other terms and conditions permitted by Article II of this Plan as the Committee, in its discretion, may from time to time determine (including, without limitation, provision for Stock Appreciation Rights and Reload Options), to the extent that such terms and conditions do not cause the Options to lose their preferential tax treatment; provided, however, that the aggregate Fair Market Value (as determined on the date of the grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year shall not exceed $100,000.

SECTION 2.4. Change in Control. Notwithstanding the exercisability schedule governing any Option or Stock Appreciation Right, unless otherwise provided in the grant relating to a specific Award of an Option or Stock Appreciation Right or other agreement with the Participant, upon the occurrence of a Change in Control, all Options and Stock Appreciation Rights outstanding at the time of such Change in Control and held by participants at the time of such Change in Control shall become immediately exercisable and, unless the Participant agrees otherwise in writing, remain exercisable for three years (but not beyond the term of the Option or Stock Appreciation Right) after the Participant’s termination of employment for any reason other than termination by the Company or a Subsidiary for Cause.

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ARTICLE III. RESTRICTED STOCK

SECTION 3.1. Terms and Conditions of Restricted Stock Awards. Subject to the following provisions, all Awards of Restricted Stock under the Plan to an Eligible Participant shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine consistent with the Plan.

(a) Restricted Stock Award. The Restricted Stock Award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the Participant receiving the Restricted Stock Award, and the date or dates on which the Restricted Stock will vest. The vesting and number of shares of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or its Subsidiaries or upon the attainment of any of the following specified performance goals as fixed by the Committee: (i) net income before or after extraordinary items, operating income, income before taxes, earnings before depreciation, interest and taxes, cash flow or revenues of (x) the Company on a consolidated basis, (y) one or more Subsidiaries or (z) one or more operating divisions, departments, units or segments of the Company or one or more of its Subsidiaries; (ii) return on equity; (iii) return on capital employed; (iv) return on net assets; (v) increases in the market price of the Common Stock or other securities of the Company before or after dividends; (vi) the performance of the Company’s Common Stock or other securities in comparison to other stocks, stock indexes or groups of stocks or other investments; (vii) increases in sales, margins or profit on a Company, Subsidiary, division, department unit, segment, product or product line basis; or (viii) any combination of the above. Unless the Restricted Stock Award specifies otherwise, the Committee shall have discretion at any time to accelerate such time or times and otherwise waive or amend any conditions in respect of all or any shares of Restricted Stock held by any Participant

(b) Restrictions on Transfer. Unless otherwise provided in the grant relating to the Restricted Stock Award, stock certificates representing the Restricted Stock granted to a Participant shall be registered in the Participant’s name or at the option of the Committee not issued until such time as the Restricted Stock shall become vested or otherwise determined by the Committee. If certificates are issued prior to the shares of Restricted Stock becoming vested, such certificates shall either be held by the Company on behalf of the Participant, or delivered to the Participant bearing a legend to restrict transfer of the certificate until the Restricted Stock has vested, as determined by the Committee. The Committee shall determine whether the Participant shall have the right to vote and/or receive dividends on the Restricted Stock before it has vested. Except as may otherwise be expressly permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, or pledged by the Participant until such share has vested in accordance with the terms of the Restricted Stock Award. Unless the grant of a Restricted Stock Award specifies otherwise, in the event of a Participant’s termination of employment before all the Participant’s Restricted Stock has vested, or in the event other conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the Award, the shares of Restricted Stock that have not vested shall be forfeited and any purchase price paid by the employee shall be returned to the Participant. At the time Restricted Stock vests (and, if the Participant has been issued legend certificates of Restricted Stock, upon the return of such certificates to the Company), a certificate for such vested shares shall be delivered to the Participant (or the beneficiary designated by the Participant in the event of death), free of all restrictions.

(c) Accelerated Vesting. Notwithstanding the vesting conditions set forth in the Restricted Stock Award, unless the Restricted Stock Award grant or other agreement with the Participant thereof specifies otherwise:

(i) the Committee may in its discretion at any time accelerate the vesting of Restricted Stock or otherwise waive or amend any conditions of a grant of a Restricted Stock Award, and

(ii) all shares of Restricted Stock shall vest upon a Change in Control of the Company.

ARTICLE IV. ADDITIONAL PROVISIONS

SECTION 4.1. General Restrictions. Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law; (ii) the consent or approval of any government regulatory body; or (iii) an agreement by the recipient of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable (in connection with any requirement or interpretation of any Federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such Award or the issuance, purchase or delivery of shares of Common Stock thereunder, such Award

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may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

SECTION 4.2. Adjustments for Changes in Capitalization. In the event of any stock dividends, stock splits, recapitalizations, combinations, exchanges of shares, mergers, consolidations, liquidations, split-ups, split-offs, spin-offs or other similar changes in capitalization, or any distributions to stockholders, including a rights offering, other than regular cash dividends, changes in the outstanding stock of the Company by reason of any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any similar capital adjustment or the payment of any stock dividend, any share repurchase at a price in excess of the market price of the Common Stock at the time such repurchase is announced or other increase or decrease in the number of such shares, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the Plan (including shares available for Incentive Stock Options), in the number, price or kind of shares covered by the Awards and in any outstanding Awards under the Plan. In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment.

SECTION 4.3. Amendments.

(a) The Board may at any time and from time to time and in any respect amend or modify the Plan.

(b) The Committee shall have the authority to amend any Award to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; however, no outstanding Award may be revoked or altered in a manner unfavorable to the holder without the written consent of the holder.

SECTION 4.4. Cancellation of Awards. Any Award granted under the Plan may be canceled at any time with the consent of the holder and a new Award may be granted to such holder in lieu thereof, which award may, in the discretion of the Committee, be on more favorable terms and conditions than the canceled Award.

SECTION 4.5. Beneficiary. A Participant may file with the Company a written designation of beneficiary, on such form as may be prescribed by the Committee, to receive any Options, Stock Appreciation Rights, shares of Restricted Stock, or Common Stock that become deliverable to the Participant pursuant to the Plan after the Participant’s death. A Participant may, from time to time, amend or revoke a designation of beneficiary. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

SECTION 4.6. Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the holder to pay an amount in cash or to retain or sell without notice, or demand surrender of, shares of Common Stock in value sufficient to satisfy any Withholding Tax prior to the delivery of any certificate for such shares (or remainder of shares if Common Stock is retained to satisfy such Withholding Tax). Whenever payments under the Plan are to be made in cash, such payments shall be net of an amount sufficient to satisfy any Withholding Tax liability. Whenever Common Stock is so retained, sold or surrendered to satisfy Withholding Tax, the value of shares of Common Stock so retained, sold or surrendered shall be determined by the Committee, and the value of shares of Common Stock so sold shall be the net proceeds (after deduction of commissions) received by the Company from such sale, as determined by the Committee.

SECTION 4.7. Transferability. Except as expressly provided in the Plan or as may be permitted by the Committee, no Award under the Plan shall be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. Except as expressly provided in the Plan or as may be permitted by the Committee, during the life of the holder, Awards under the Plan shall be exercisable only by such holder or by the guardian or legal representative of such holder.

SECTION 4.8. Non-uniform Determinations. Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive Awards; the form, amount and timing of such Awards; the terms and provisions of such Awards and the agreements evidencing same; and provisions with respect to termination of employment) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

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SECTION 4.9. No Guarantee of Employment. The grant of an Award under the Plan shall not constitute an assurance of continued employment for any period or any obligation of the Board to nominate any director for reelection by the Company’s stockholders.

SECTION 4.10. Deferred Compensation and Trust Agreements. The Committee may authorize and establish deferred compensation agreements and arrangements in connection with Awards under the Plan and may establish trusts and other arrangements, including “rabbi trusts”, with respect to such agreements and appoint one or more trustees for such trusts. Shares of Common Stock under the Plan may also be acquired by one or more trustees from the Company, in the open market or otherwise.

SECTION 4.11. Duration and Termination.

(a) The Plan shall be of unlimited duration. Notwithstanding the foregoing, no incentive stock option (within the meaning of Section 422 of the Code) shall be granted under the Plan ten (10) years after the approval of the Company’s stockholders, but Awards granted prior to such date may extend beyond such date, and the terms of this Plan shall continue to apply to all Awards granted hereunder.

(b) The Board may suspend, discontinue or terminate the Plan at any time. Such action shall not impair any of the rights of any holder of any Award outstanding on the date of the Plan’s suspension, discontinuance or termination without the holder’s written consent.

SECTION 4.12. Effective Date. The Plan shall be effective as of _______, 2006, subject to the approval of a majority of the Company’s stockholders present and eligible to vote at a meeting of the stockholders of the Corporation at which a quorum is present.

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Annex D

March 30, 2006

The Board of Directors
Coastal Bancshares Acquisition Corp.
9821 Katy Freeway
Suite 500
Houston, Texas 77024
Attn: Mr. Cary Grossman, Co-Chief Executive Officer

Members of the Board:

SAMCO Capital Markets, a Division of Penson Financial Services, Inc. (“SAMCO”), has been engaged by Coastal Bancshares Acquisition Corp., Houston, Texas (“Coastal”) to issue a valuation (“Valuation”) as to the fair market value of International Bank Shares Corporation (the “Company”), on a total enterprise basis, with regards to a potential negotiated sale transaction between Coastal and the Company.

Fair market value for the purpose of this valuation is the price at which all of the outstanding shares would change ownership between a willing buyer and a willing seller when the former is not under any compulsion to buy, and the latter is not under any compulsion to sell, both parties having reasonable knowledge of relevant facts, both parties are assumed to be able, as well as willing, to trade and to be well informed about the shares and concerning the market for such assets.

Our Valuation is based on information furnished to us by Coastal, the Company, its subsidiary Intercontinental National Bank (the “Bank”), or obtained by us from published and verbal sources we consider relevant and reliable. We have relied upon and assumed the accuracy and completeness of all information submitted to us or that was publicly available and have made no independent verification of this information. We have not conducted any valuation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to us. In relying upon any financial analyses and forecasts provided to us, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management of the Company and the Bank as to the expected future results of operations and financial condition of the Company and the Bank to which such analyses or forecasts relate. We have relied as to all legal matters relevant to rendering our Valuation upon the advice of counsel. The Company's management has informed us that they know of no additional information that would have a material effect upon our Valuation.

In conducting our Valuation, we have followed generally accepted industry practices for the valuation of commercial banks and their holding companies and have used such valuation methodologies as we have deemed necessary or appropriate for the purposes of this Valuation. In conducting our Valuation, we have given consideration to all available financial data and other relevant factors affecting the value of the Company including, but not limited to, the following, (i) the Confidential Descriptive Memorandum prepared for the Company by the Bank Advisory Group, LLC and containing certain financial, operating and descriptive information of the Company and the Bank, (ii) the audited financial statements of the Company as of December 31, 2005, 2004 and 2003, (iii) the Regulatory Call Reports of the Bank as of December 31, 2005 and September 30, 2005, (iv) the FRY-9SP Reports of the Company as of June 30, 2005 and December 31, 2004, (v) the Bank’s forecasted financial statements for the years ended December 31, 2006 through 2010, (vi) the results of comparisons between the Company’s recent and historical operating results and those of certain other banks located in Texas that have been acquired since 2004 along with the corresponding pricing multiples of those Texas banks acquired since 2004, (vii) the results of an analysis of the Company’s normalized earnings and the net present value of the after-tax cash flows the Company could produce through the year 2010, and (viii) other such factors as we have deemed appropriate.

Neither SAMCO nor the individuals involved in this valuation have any present or contemplated financial interest in Coastal, the Company or the Bank that might prevent our rendering our Valuation. Our fees for the

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Valuation are based on our normal rates, and in no way contingent upon the results of our findings. In addition, we will receive a separate fee in connection with certain advisory services provided to Coastal based on the closing price of any transaction involving Coastal and the Company. We have no responsibility or obligation to update our analysis for events or circumstances occurring subsequent to the date of our letter. Our Valuation is necessarily based upon the business, market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter, and does not address Coastal’s underlying business decision to enter into any transaction with the Company.

Based on the foregoing and upon consideration of all relevant factors, our valuation establishes that the fair market total enterprise value of the Company would be $31.15 per share, or $25.6 million in aggregate. Subtracting the Company’s long-term indebtedness would yield a “net” value of approximately $21.6 million. We consent to the reference to our firm regarding this matter, and to the inclusion of our Valuation as an exhibit to such reference, but may not otherwise be disclosed publicly in any manner without our prior written approval.

SAMCO Capital Markets appreciates the opportunity to be of service to you in this matter.

Very truly yours,

SAMCO Capital Markets
A Division of Penson Financial Services, Inc

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